            As filed with the Securities and Exchange
                 Commission on October 29, 1999

                                            File Nos.  33-39350
                                                       811-6251

               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.  20549

                            FORM N-1A

     REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

                 Pre-Effective Amendment No.

              Post-Effective Amendment No. 23                   X

                             and/or

 REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940

                        Amendment No. 22                        X


           ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.
       (Exact Name of Registrant as Specified in Charter)

                Alliance Capital Management L.P.
    1345 Avenue of the Americas, New York, New York    10105
     (Address of Principal Executive Office)      (Zip Code)

Registrant's Telephone Number, including Area Code:(800) 221-5672

                      EDMUND P. BERGAN, JR.
                Alliance Capital Management L.P.
                   1345 Avenue of the Americas
                    New York, New York  l0105
             (Name and address of agent for service)

                  Copies of communications to:
                       Thomas G. MacDonald
                       Seward & Kissel LLP
                     One Battery Park Plaza
                    New York, New York 10004

It is proposed that this filing will become effective (check appropriate box)
         immediately upon filing pursuant to paragraph (b)
      X  on November 1, 1999 pursuant to paragraph (b)
         60 days after filing pursuant to paragraph (a)(1) on (date) pursuant to paragraph (a)(1)
         75 days after filing pursuant to paragraph (a)(2) on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

          This post-effective amendment designates a new effective date for a previously filed post-effective amendment.

The Alliance                             Prospectus and Application
Bond Funds


                                         November 1, 1999


The Alliance Bond Funds provide a        U.S. Government Funds
broad selection of investment
alternatives to investors seeking             o  Alliance Short-Term U.S.
high current income.                             Government Fund
                                              o  Alliance U.S. Government
                                                 Portfolio
                                              o  Alliance Limited Maturity
                                                 Government Fund


                                         Quality Bond Fund

                                              o  Alliance Quality Bond Portfolio


                                         Mortgage Fund

                                              o  Alliance Mortgage Securities
                                                 Income Fund

                                         Multi-Market Fund

                                              o  Alliance Multi-Market Strategy
                                                 Trust

                                         Global Bond Funds

                                              o  Alliance North American
                                                 Government Income Trust
                                              o  Alliance Global Dollar
                                                 Government Fund
                                              o  Alliance Global Strategic
                                                 Income Trust

                                         Corporate Bond Funds


                                              o  Alliance Corporate Bond
                                                 Portfolio
                                              o  Alliance High Yield Fund


The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

                                                      Alliance Capital [LOGO](R)

Investment Products Offered
-----------------------------
o Are Not FDIC Insured
o May Lose Value
o Are Not Bank Guaranteed
-----------------------------

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                                TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                            Page


RISK/RETURN SUMMARY ........................................................   3
U.S. Government Funds ......................................................   4
Mortgage Fund ..............................................................   8
Multi-Market Fund ..........................................................   9
Global Bond Funds ..........................................................  10
Corporate Bond Funds .......................................................  13
Summary of Principal Risks .................................................  15
Principal Risks by Fund ....................................................  17

FEES AND EXPENSES OF THE FUNDS .............................................  18

GLOSSARY ...................................................................  20

DESCRIPTION OF THE FUNDS ...................................................  21
Investment Objectives and Policies .........................................  21
Description of Investment Practices ........................................  28
Additional Risk Considerations .............................................  38

MANAGEMENT OF THE FUNDS ....................................................  43

PURCHASE AND SALE OF SHARES ................................................  45
How The Funds Value Their Shares ...........................................  45
How To Buy Shares ..........................................................  45
How To Exchange Shares .....................................................  46
How To Sell Shares .........................................................  46

DIVIDENDS, DISTRIBUTIONS AND TAXES .........................................  46

DISTRIBUTION ARRANGEMENTS ..................................................  47

GENERAL INFORMATION ........................................................  49

FINANCIAL HIGHLIGHTS .......................................................  51

APPENDIX A: BOND RATINGS ...................................................  58

APPENDIX B: GENERAL INFORMATION ABOUT
  CANADA, MEXICO AND ARGENTINA .............................................  61


The Funds' investment adviser is Alliance Capital Management L.P., a global investment manager providing diversified services to institutions and individuals through a broad line of investments including more than 100 mutual funds.

RISK/RETURN SUMMARY

The following is a summary of certain key information about the Alliance Bond Funds. You will find additional information about each Fund, including a detailed description of the risks of an investment in each Fund, after this Summary.


The Risk/Return Summary describes the Funds' objectives, principal investment strategies, principal risks and fees. Each Fund's Summary page includes a short discussion of some of the principal risks of investing in that Fund. A further discussion of these and other risks is on pages 15-17.


More detailed descriptions of the Funds, including the risks associated with investing in the Funds, can be found further back in this Prospectus. Please be sure to read this additional information BEFORE you invest. Each of the Funds may at times use certain types of investment derivatives such as options, futures, forwards, and swaps. The use of these techniques involves special risks that are discussed in this Prospectus.

The Risk/Return Summary includes a table for each Fund showing its average annual returns and a bar chart showing its annual returns. The table and the bar chart provide an indication of the historical risk of an investment in each Fund by showing:

o how the Fund's average annual returns for one, five, and 10 years (or over the life of the Fund if the Fund is less than 10 years old) compare to those of a broad based securities market index; and

o changes in the Fund's performance from year to year over 10 years (or over the life of the Fund if the Fund is less than 10 years old).


A Fund's past performance, of course, does not necessarily indicate how it will perform in the future. As with all investments, you may lose money by investing in the Funds.

U.S. GOVERNMENT FUNDS

The U.S. Government Funds offer a selection of alternatives to investors seeking high current income consistent with the preservation of capital through investments primarily in U.S. Government securities.

Alliance Short-Term U.S. Government Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is high current income consistent with the preservation of capital by investing primarily in a portfolio of U.S. Government securities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests at least 65% of its total assets in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward commitments relating to U.S. Government securities. The Fund also may invest a portion of its assets in securities of non-governmental issuers. The Fund normally maintains an average dollar-weighted maturity of not more than three years.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund may invest in mortgage-related securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                          Since
                                                1 Year     5 Years    Inception
--------------------------------------------------------------------------------
Class A                                         -0.42%       2.79%        3.74%
--------------------------------------------------------------------------------
Class B                                          0.37%       2.97%        3.77%
--------------------------------------------------------------------------------
Class C                                          2.24%       2.93%        3.69%
--------------------------------------------------------------------------------
Lehman Brothers
1-3 Year
Government
Bond Index                                       6.97%       5.96%        5.99%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (5/4/92). Index returns are from month-end following inception of Class A and Class B shares.


Performance information for periods prior to the inception of Class C shares (8/2/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was 2.89%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 5.86%.

BAR CHART
--------------------------------------------------------------------------------

The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 2.48%.

                               [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

  89      90      91      92      93      94       95       96       97       98
  --      --      --      --      --      --       --       --       --       --
 n/a     n/a     n/a     n/a    6.13    -1.70    7.22     4.66     4.54     3.95

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 2.35%, 1st quarter, 1995; and Worst quarter was down -1.62%, 1st quarter, 1994.

Alliance U.S. Government Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income that is consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Fund also may invest in non-U.S. Government mortgage-related and asset-backed securities, and in high grade debt securities secured by mortgages on commercial real estate or residential rental properties. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.


Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund may invest in mortgage-related and asset-backed securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                 1 Year     5 Years    10 Years
--------------------------------------------------------------------------------
Class A                                           3.94%       4.76%       7.51%
--------------------------------------------------------------------------------
Class B                                           4.80%       4.90%       7.29%
--------------------------------------------------------------------------------
Class C                                           6.80%       4.90%       7.29%
--------------------------------------------------------------------------------
Lehman Brothers
Government
Bond Index                                        9.85%       7.18%       9.17%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.


Performance information for periods prior to the inception of Class B shares (9/30/91) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 6.38% and 5.12%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 8.18% and 7.38%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was -2.34%.


                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
12.52    7.86   15.74    6.03    9.72   -4.38    16.58     0.34     8.55    8.60

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 7.69%, 2nd quarter, 1989; and Worst quarter was down -3.41%, 1st quarter, 1994.

Alliance Limited Maturity Government Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income consistent with low volatility of net asset value.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests primarily in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities. The Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on Alliance's assessment of relative yields on securities of different maturities and the expected effect of changes in interest rates on the market value of the Fund's portfolio. At all times, however, each of the Fund's securities has either a remaining maturity of not more than 10 years or a duration not exceeding that of a ten-year Treasury note.

The Fund also may invest up to 35% of its total assets in:

o high-quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities;

o     treasury securities issued by private issuers;

o certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks with assets of more than $1 billion;

o higher quality commercial paper or, if unrated, commercial paper issued by companies that have high-quality debt issues outstanding; and

o     high-quality debt securities of corporate issuers.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, leveraging risk, liquidity risk and market risk. Because the Fund may invest in mortgage-related and asset-backed securities, it is subject to the risk that mortgage loans or other obligations will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related and asset-backed securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                          Since
                                                1 Year     5 Years    Inception
--------------------------------------------------------------------------------
Class A                                          2.17%       4.07%         4.48%
--------------------------------------------------------------------------------
Class B                                          2.95%       4.21%         4.54%
--------------------------------------------------------------------------------
Class C                                          4.96%       4.22%         4.43%
--------------------------------------------------------------------------------
Lehman Brothers
Government
Bond Index                                       9.85%       7.18%         7.94%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (6/1/92). Index returns are from month-end of inception of Class A and Class B shares.


Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was 4.21%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 7.38%.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was -0.81%.


                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
  n/a     n/a     n/a     n/a    6.21    0.26     7.08     4.01     7.03    6.70

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 4.21%, 3rd quarter, 1998; and Worst quarter was down -0.65%, 4th quarter, 1994.

QUALITY BOND FUND

The Quality Bond Fund offers investors seeking high current income the alternative of investing in a diversified portfolio of investment grade fixed-income securities.

Alliance Quality Bond Portfolio
--------------------------------------------------------------------------------


OBJECTIVE:

The Fund's investment objective is high current income consistent with preservation of capital by investing in investment grade fixed-income securities.

PRINCIPAL INVESTMENT STRATEGIES:


The Fund invests in readily marketable securities that do not involve undue risk of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or, if unrated, are of comparable quality. The Fund has the flexibility to invest in long- and short-term fixed-income securities depending on Alliance's assessment of prospective cyclical interest rate changes.


The Fund also may:

o     use derivatives strategies;

o invest in convertible debt securities, preferred stock and dividend-paying stocks;

o     invest in U.S. Government obligations; and

o     invest in foreign fixed-income securities.


The principal risks of investing in the Fund are interest rate risk, credit risk and market risk. To the extent the Fund invests in foreign securities, it has foreign risk and currency risk.


BAR CHART AND PERFORMANCE TABLE

There is no bar chart or performance table for the Fund because it has not completed a full calendar year of operations.

MORTGAGE FUND

The Mortgage Fund offers investors seeking high current income the alternative of investing in a diversified portfolio of mortgage-related securities.

Alliance Mortgage Securities Income Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income to the extent consistent with prudent investment risk.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in a diversified portfolio of mortgage-related securities, including collateralized mortgage obligations or CMOs. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities. The average weighted maturity of the Fund's portfolio of debt securities is expected to vary between two and ten years.


The Fund also may invest up to 35% of its total assets in:

o     U.S. Government securities;

o     qualifying bank deposits;

o prime commercial paper or, if unrated, commercial paper issued by companies that have high-quality debt issues outstanding;

o high-grade debt securities secured by mortgages on commercial real estate or residential rental properties; and

o     high-grade asset-backed securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, leveraging risk, derivatives risk, and market risk. Because the Fund may invest in mortgage-related securities, it is subject to the risk that mortgage loans will be prepaid when interest rates decline, forcing the Fund to reinvest in securities with lower interest rates. For this and other reasons, mortgage-related securities may have significantly greater price and yield volatility than traditional debt securities.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                  1 Year     5 Years   10 Years
--------------------------------------------------------------------------------
Class A                                            1.36%       4.39%      7.66%
--------------------------------------------------------------------------------
Class B                                            2.07%       4.51%      7.37%
--------------------------------------------------------------------------------
Class C                                            4.05%       4.51%      7.37%
--------------------------------------------------------------------------------
Lehman Brothers
Mortgage-Backed
Securities Index                                   6.96%       7.23%      9.13%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.


Performance information for periods prior to the inception of Class B shares (1/30/92) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 5.84% and 4.76%, respectively. Index returns for the comparable periods (which date from month-end following applicable Class inception date) were 9.28% and 6.95%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 0.57%.


                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
11.00   10.95   15.44    7.73   10.14   -6.14    15.35     4.23     8.40    5.82

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 5.90%, 4th quarter, 1990; and Worst quarter was down -4.30%, 1st quarter, 1994.

MULTI-MARKET FUND

The Multi-Market Fund offers investors seeking high current income the alternative of investing in a portfolio of securities denominated in the U.S. Dollar and selected foreign currencies.

Alliance Multi-Market Strategy Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income that is available, consistent with what Alliance considers to be prudent investment risk, from a portfolio of high-quality debt securities having remaining maturities of not more than five years.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund invests in high-quality debt securities having remaining maturities of not more than five years, with a high proportion of investments in money market instruments. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. Normally, at least 70% of the Fund's debt securities will be denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

The Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign banking companies. The Fund may use significant borrowings for leverage. The Fund also may:

o     use derivatives strategies;

o     invest in prime commercial paper or unrated paper of equivalent quality;

o     enter into repurchase agreements; and

o     invest in variable, floating, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in debt securities denominated in foreign currencies have foreign risk and currency risk. In addition, the Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                         Since
                                                1 Year     5 Years   Inception
--------------------------------------------------------------------------------
Class A                                          1.72%       3.10%        3.47%
--------------------------------------------------------------------------------
Class B                                          2.46%       3.17%        3.41%
--------------------------------------------------------------------------------
Class C                                          4.25%       3.15%        3.25%
--------------------------------------------------------------------------------
Merrill Lynch
1-3 Year
Government
Bond Index                                       6.97%       5.99%        6.50%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (5/29/91). Index returns are from month-end of inception of Class A shares.


Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its actual inception date was 3.95%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 5.86%.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 2.15%.


                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
  n/a     n/a     n/a   -2.49   10.91   -12.77    6.00    16.19     6.71    6.17

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 5.46%, 2nd quarter, 1995; and Worst quarter was down -8.19%, 4th quarter, 1994.

GLOBAL BOND FUNDS

The Global Bond Funds offer a selection of alternatives to investors seeking a high level of current income through investments primarily in foreign government securities.

Alliance North American Government Income Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the governments of the United States, Canada, or Mexico, their political subdivisions (including Canadian Provinces but excluding states of the United States), agencies, instrumentalities or authorities.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in debt securities issued or guaranteed by: (i) the federal governments of the United States, Canada, and Mexico; (ii) government-related entities in the United States, Canada, and Mexico; and (iii) the provincial governments of Canada and Mexico. The Fund also invests significantly in debt securities issued by Argentine government entities. The Fund also may invest in debt securities of other Central and South American countries. These investments are investment grade securities generally denominated in each countries' currency, but at least 25% of the Fund's assets are in U.S. Dollar-denominated securities. The average weighted maturity of the Fund's portfolio is expected to vary between one year or less and 30 years.

The Fund may use significant borrowings for leverage. The Fund also may:

o     use derivative strategies; and

o     invest in variable, floating, and inverse floating rate instruments.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk and leveraging risk. The Fund's investments in debt securities of Canada, Mexico, and Argentina have foreign risk and currency risk. Your investment also has the risk that market changes or other events affecting these countries, including potential instability and unpredictable economic conditions, may have a more significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                          Since
                                                 1 Year     5 Years   Inception
--------------------------------------------------------------------------------
Class A                                           1.99%       5.88%        7.89%
--------------------------------------------------------------------------------
Class B                                           2.90%       5.89%        7.79%
--------------------------------------------------------------------------------
Class C                                           4.78%       5.89%        7.70%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index                                             8.69%       7.27%        8.14%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A and Class B shares (3/27/92). Index returns are from month-end of inception of Class A shares.


Performance information for periods prior to the inception of Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class C shares. The average annual total return for Class C since its inception date was 7.11%. The index return for the comparable period (which dates from month-end following the Class C inception date) was 7.34%.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 5.92%.


                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
  n/a     n/a     n/a     n/a   18.64  -30.24    31.01    24.20    14.98    6.53

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 17.24%, 2nd quarter, 1995; and Worst quarter was down -23.19%, 4th quarter, 1994.

Alliance Global Dollar Government Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:


The Fund invests primarily in sovereign debt obligations, although it may invest up to 35% of its total assets in U.S. and non-U.S. corporate debt securities. The Fund invests substantially all of its assets in lower-rated securities or unrated securities of equivalent quality. The Fund's investments in sovereign debt obligations and corporate debt securities are U.S. Dollar-denominated.

The Fund's non-U.S. investments emphasize emerging markets and developing countries. The Fund limits its investments in the sovereign debt obligations of any one country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will not invest more than 10% of its total assets in any other single foreign country.


The average weighted maturity of the Fund's investments ranges from nine years to longer than 25 years, depending upon the type of securities.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may use derivatives strategies; invest in structured securities; invest in fixed and floating rate loans to sovereign debt issuers; enter into repurchase agreements; and invest in variable, floating, and inverse floating rate securities.


Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk and leveraging risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and country or geographic risk. Because the Fund invests in emerging markets and in developing countries, the Fund's returns will be significantly more volatile and may differ substantially from returns in the U.S. bond markets generally. Your investment also has the risk that market changes or other factors affecting emerging markets and developing countries, including political instability and unpredictable economic conditions, may have a significant effect on the Fund's net asset value. In addition, the Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.


The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                          Since
                                                            1 Year    Inception*
--------------------------------------------------------------------------------
Class A                                                    -25.37%         4.39%
--------------------------------------------------------------------------------
Class B                                                    -24.77%         4.49%
--------------------------------------------------------------------------------
Class C                                                    -23.37%         4.52%
--------------------------------------------------------------------------------
J.P. Morgan Emerging
Markets Bond Index                                         -11.04%         9.70%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.


* Inception Dates: 2/25/94 for Class A, Class B, and Class C shares; Index return is from 2/28/94.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 7.85%.


                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
  n/a     n/a     n/a     n/a     n/a     n/a    25.47    39.44     9.01  -22.05

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 26.16%, 2nd quarter, 1995; and Worst quarter was down -28.68%, 3rd quarter, 1998.

Alliance Global Strategic Income Trust
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is primarily a high level of current income and, secondarily, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in debt securities of U.S. and non-U.S. companies, U.S. Government and foreign governments, and supranational entities. The Fund's foreign investments are generally denominated in foreign currencies. The Fund, however, generally seeks to hedge currency risk. The Fund normally invests at least 65% of its total assets in debt securities of companies located in at least three countries, one of which may be the United States. The Fund limits its investments in any one foreign country to 25% of its total assets.

The Fund invests at least 65% of its total assets in investment grade securities, but also may invest up to 35% of its total assets in lower-rated securities. The average weighted maturity of the Fund's investments varies between five and 30 years.

The Fund may use significant borrowings and reverse repurchase agreements and dollar rolls for leverage. The Fund also may:

o     use derivatives strategies;

o     invest in structured securities;

o     invest in Eurodollar instruments and foreign currencies;

o     invest in asset-backed and mortgage-related securities;

o     enter into repurchase agreements; and

o     invest in floating, variable, and inverse floating rate securities.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, market risk, and leveraging risk. The Fund's investments in foreign issuers have foreign risk and currency risk. To the extent the Fund invests in lower-rated securities, your investment is subject to more risk than a fund that invests primarily in higher-rated securities. The Fund's use of derivatives strategies has derivatives risk. In addition, the Fund is "non-diversified" meaning that it invests more of its assets in a smaller number of issuers than many other funds. Changes in the value of a single security may have a more significant effect, either negative or positive, on the Fund's net asset value.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                          Since
                                                            1 Year    Inception
--------------------------------------------------------------------------------
Class A                                                     -2.31%        11.07%
--------------------------------------------------------------------------------
Class B                                                     -2.46%        11.31%
--------------------------------------------------------------------------------
Class C                                                      0.32%        11.94%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond Index                                         8.69%         7.26%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Since Inception returns are from inception of Class A shares (1/9/96). Index returns are from month-end of inception of Class A shares.


Performance information for periods prior to the inception of Class B shares and Class C shares (3/21/96) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 11.60% and 12.19%, respectively. The index return for the comparable period (which date from month-end following applicable Class inception date) was 8.68%.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was 3.23%.


                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
  n/a     n/a     n/a     n/a     n/a     n/a      n/a      n/a    14.96    1.99

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 6.86%, 2nd quarter, 1997; and Worst quarter was down -5.68%, 3rd quarter, 1998.

CORPORATE BOND FUNDS

The Corporate Bond Funds offer a selection of alternatives to investors seeking to maximize current income through investments in corporate bonds.

Alliance Corporate Bond Portfolio
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment, and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment.

PRINCIPAL INVESTMENT STRATEGIES AND RISKS:

The Fund primarily invests in corporate bonds. The Fund may invest up to 50% of its total assets in foreign debt securities, primarily corporate debt securities and sovereign debt obligations. All of the Fund's investments, whether foreign or domestic, will be U.S. Dollar denominated. The Fund also may invest in income-producing equity securities. While the Fund invests primarily (currently 65%) in investment grade debt securities, it also may invest a significant amount of its total assets in lower-rated debt securities. The average weighted maturity of the Fund's investments varies between one year or less and 30 years.

The Fund pursues a more aggressive investment strategy than other corporate bond funds. The Fund's investments tend to have a relatively long average weighted maturity and duration. The Fund emphasizes both foreign corporate and sovereign debt obligations, as well as corporate bonds that are expected to benefit from improvements in their issuers' credit fundamentals.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund emphasizes investments with a relatively long average maturity and duration, its returns may be more volatile than other corporate bond funds. To the extent the Fund invests in lower-rated securities, your investment is subject to more credit risk than a fund that invests solely in higher-rated securities. The Fund's investments in foreign debt obligations have foreign risk and currency risk.

The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                   1 Year    5 Years   10 Years
--------------------------------------------------------------------------------
Class A                                            -4.29%      5.63%      10.65%
--------------------------------------------------------------------------------
Class B                                            -3.54%      5.82%      10.37%
--------------------------------------------------------------------------------
Class C                                            -1.63%      5.84%      10.38%
--------------------------------------------------------------------------------
Lehman Brothers
Aggregate Bond
Index                                               8.69%      7.27%       9.26%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period. Index returns are from 12/31/88.


Performance information for periods prior to the inception of Class B shares (1/8/93) and Class C shares (5/3/93) is the performance of the Fund's Class A shares adjusted to reflect the higher expense ratio of Class B and Class C shares. The average annual total returns for Class B and Class C since their actual inception dates were 9.57% and 7.95%, respectively. Index returns for the comparable periods (which date from month-end following applicable class inception date) were 7.45% and 7.34%, respectively.

BAR CHART
--------------------------------------------------------------------------------


The annual returns in the bar chart are for the Fund's Class A shares and do not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was -1.32%.


                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
13.06    5.54   18.05   13.07   31.09  -12.75    27.98    10.02    11.81   -0.03

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 15.61%, 2nd quarter, 1995; and Worst quarter was down -8.42%, 1st quarter, 1994.

Alliance High Yield Fund
--------------------------------------------------------------------------------

OBJECTIVE:

The Fund's investment objective is to achieve a high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation.

PRINCIPAL INVESTMENT STRATEGIES:

The Fund primarily invests in high yield, below investment grade debt securities, commonly known as "junk bonds." The Fund seeks to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers.

Among the principal risks of investing in the Fund are interest rate risk, credit risk, and market risk. Because the Fund invests in lower-rated securities, it has significantly more risk than other types of bond funds and its returns will be more volatile. The Fund's investments in foreign securities have foreign risk and currency risk. The table and bar chart provide an indication of the historical risk of an investment in the Fund.

PERFORMANCE TABLE
--------------------------------------------------------------------------------
                                                                          Since
                                                            1 Year    Inception*
--------------------------------------------------------------------------------
Class A                                                     -5.83%         9.72%
--------------------------------------------------------------------------------
Class B                                                     -5.80%        10.21%
--------------------------------------------------------------------------------
Class C                                                     -3.16%        11.86%
--------------------------------------------------------------------------------
First Boston
High Yield Index                                             0.58%         5.95%
--------------------------------------------------------------------------------


The average annual total returns in the performance table are for the periods ended December 31, 1998 and reflect imposition of the maximum front-end or contingent deferred sales charges and conversion of Class B shares to Class A shares after the applicable period.


* Inception Dates: 4/22/97 for Class A, Class B, and Class C shares; Index return is from 4/30/97.

BAR CHART
--------------------------------------------------------------------------------


The annual return in the bar chart is for the Fund's Class A shares and does not reflect sales loads. If sales loads were reflected, returns would be less than those shown. Through 9/30/99, the year-to-date unannualized return for Class A shares was -0.86%.


                                [GRAPHIC OMITTED]

   [The following table was depicted as a bar graph in the printed material.]

                                                               Calendar Year End

   89      90      91      92      93      94       95       96       97      98
   --      --      --      --      --      --       --       --       --      --
  n/a     n/a     n/a     n/a     n/a     n/a      n/a      n/a      n/a   -1.69

You should consider an investment in the Fund as a long-term investment. The Fund's returns will fluctuate over long and short periods. For example, during the period shown in the bar chart, the Fund's:

Best quarter was up 6.29%, 1st quarter, 1998; and Worst quarter was down -9.63%, 3rd quarter, 1998.

SUMMARY OF PRINCIPAL RISKS

The value of your investment in a Fund will change with changes in the values of that Fund's investments. Many factors can affect those values. In this Summary, we describe the principal risks that may affect a Fund's portfolio as a whole. These risks and the Funds subject to the risks appear in a chart at the end of this section. All Funds could be subject to additional principal risks because the types of investments made by each Fund can change over time. This Prospectus has additional descriptions of the types of investments that appear in bold type in the discussions under "Description of Investment Practices" or "Additional Risk Considerations." These sections also include more information about the Funds, their investments, and related risks.

INTEREST RATE RISK

This is the risk that changes in interest rates will affect the value of a Fund's investments in debt securities, such as bonds, notes, and asset-backed securities, or other income-producing securities. Debt securities are obligations of the issuer to make payments of principal and/or interest on future dates. All of the Funds have interest rate risk. Increases in interest rates may cause the value of a Fund's investments to decline.


Even Funds such as the Alliance Short-Term U.S. Government, Alliance U.S. Government, Alliance Limited Maturity Government and Alliance Quality Bond, that invest a substantial portion of their assets in the highest quality debt securities, including U.S. Government securities, are subject to interest rate risk. Interest rate risk generally is greater for those Funds that invest a significant portion of their assets in lower-rated securities or comparable unrated securities such as Alliance Global Dollar Government, Alliance Global Strategic Income, Alliance Corporate Bond and Alliance High Yield.

Interest rate risk is generally greater for Funds that invest in debt securities with longer maturities, such as Alliance North American Government Income, Alliance Global Dollar Government, Alliance Global Strategic Income and Alliance Corporate Bond. This risk is compounded for the Funds that invest a substantial portion of their assets in mortgage-related or other asset-backed securities, such as Alliance Short-Term U.S. Government, Alliance U.S. Government, Alliance Mortgage Securities Income, and Alliance Quality Bond. The value of these securities is affected more by changes in interest rates because when interest rates rise, the maturities of these type of securities tend to lengthen and the value of the securities decreases more significantly. In addition, these types of securities are subject to prepayment when interest rates fall, which generally results in lower returns because the Funds must reinvest their assets in debt securities with lower interest rates. Increased interest rate risk also is likely for Alliance Global Dollar Government, Alliance Global Strategic Income, Alliance Quality Bond and Alliance Corporate Bond, which invest in debt securities paying no current interest, such as zero coupon, principal-only, and interest-only securities, or paying non-cash interest in the form of other debt securities (payment-in-kind securities).


CREDIT RISK

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, will be unable or unwilling to make timely payments of interest or principal, or to otherwise honor its obligations. The degree of risk for a particular security may be reflected in its credit rating. Credit risk is greater for Funds such as Alliance Mortgage Securities Income, Alliance Global Dollar Government, Alliance Global Strategic Income, Alliance Corporate Bond and Alliance High Yield that invest in lower-rated securities. These debt securities and similar unrated securities (commonly known as "junk bonds") have speculative elements or are predominantly speculative credit risks.


Funds such as Alliance Global Dollar Government and Alliance High Yield may be subject to greater credit risk because they invest in debt securities issued in connection with corporate restructurings by highly leveraged issuers and in debt securities not current in the payment of interest or principal or are in default. Funds such as Alliance Quality Bond, Alliance Multi-Market Strategy, Alliance North American Government Income, and Alliance Global Dollar Government that invest in foreign securities also are subject to increased credit risk because of the difficulties of requiring foreign entities, including issuers of sovereign debt obligations, to honor their contractual commitments, and because a number of foreign governments and other issuers are already in default.


MARKET RISK

This is the risk that the value of a Fund's investments will fluctuate as the bond markets fluctuate and that prices overall will decline over shorter or longer-term periods. All of the Funds are subject to this risk.

FOREIGN RISK


This is the risk of investments in issuers located in foreign countries. All Alliance Funds that invest in foreign securities are subject to this risk, including Alliance Limited Maturity Government, Alliance Quality Bond, Alliance Multi-Market Strategy, Alliance North American Government Income, Alliance Global Dollar Government, Alliance Global Strategic Income, Alliance Corporate Bond and Alliance High Yield. These Funds' investments in foreign securities may experience more rapid and extreme changes in value than if they invested solely in securities of U.S. companies. The securities markets of many foreign countries are relatively small, with a limited number of companies representing a small number of securities. In addition, foreign companies usually are not subject to the same degree of regulation as U.S. companies. Reporting, accounting, and auditing standards of foreign countries differ, in some cases significantly, from U.S. standards. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, or diplomatic developments could adversely affect a Fund's investments in a foreign country. In the event of nationalization, expropriation, or other confiscation, a Fund could lose its entire investment.

Political, social, and economic changes in a particular country could result in increased risks for Alliance Global Dollar Government and Alliance Global Strategic Income, which invest a substantial portion of their assets in sovereign debt obligations, including Brady Bonds. The investments in emerging market countries of Alliance North American Government Income and Alliance Global Dollar Government are likely to involve significant risks. These countries, such as Mexico, Argentina, Brazil, Morocco, the Philippines, Russia, and Venezuela, have a history of political and economic instability.

COUNTRY OR GEOGRAPHIC RISK

This is the risk of investments in issuers located in a particular country or geographic region. Market changes or other factors affecting that country or region, including political instability and unpredictable economic conditions, may have a particularly significant effect on a Fund's net asset value. The Funds particularly subject to this risk are Alliance Multi-Market Strategy and Alliance North American Government Income.

CURRENCY RISK


This is the risk that fluctuations in the exchange rates between the U.S. Dollar and foreign currencies may negatively affect the value of a Fund's investments. Funds such as Alliance Limited Maturity Government, Alliance Quality Bond, Alliance Multi-Market Strategy, Alliance North American Government Income, Alliance Global Strategic Income and Alliance High Yield that invest in securities denominated in, and receiving revenues in, foreign currencies are subject to currency risk.


DIVERSIFICATION RISK

Most analysts believe that overall risk can be reduced through diversification, while concentration of investments in a small number of securities increases risks. Alliance Multi-Market Strategy, Alliance North American Government Income, Alliance Global Dollar Government, and Alliance Global Strategic Income are not "diversified." This means they can invest more of their assets in a relatively small number of issuers with greater concentration of risk. Factors affecting these issuers can have a more significant effect on the Fund's net asset value. Similarly, a Fund that concentrates its investments in a particular industry, such as Alliance Multi-Market Strategy, which invests at least 25% of its assets in the banking industry, could have increased risks because factors affecting that industry could have a more significant effect on the value of the Fund's investments.

LEVERAGING RISK

When a Fund borrows money or otherwise leverages its portfolio, the value of an investment in that Fund will be more volatile and all other risks will tend to be compounded. Each Fund may create leverage by using reverse repurchase agreements, inverse floating rate instruments or derivatives, or by borrowing money.

DERIVATIVES RISK

All Funds may use derivatives, which are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate, or index. Alliance will sometimes use derivatives as part of a strategy designed to reduce other risks. Generally, however, the Funds use derivatives as direct investments to earn income, enhance yield, and broaden Fund diversification, which entail greater risk than if used solely for hedging purposes. In addition to other risks such as the credit risk of the counterparty, derivatives involve the risk of difficulties in pricing and valuation and the risk that changes in the value of the derivative may not correlate perfectly with relevant assets, rates, or indices. Funds that invest in structured securities, such as Alliance Global Dollar Government, Alliance Global Strategic Income and Alliance Corporate Bond, could have increased derivatives risk.

LIQUIDITY RISK

Liquidity risk exists when particular investments are difficult to purchase or sell, possibly preventing a Fund from selling out of these illiquid securities at an advantageous price. All of the Funds are subject to liquidity risk because derivatives and securities involving substantial interest rate and credit risk tend to involve greater liquidity risk. In addition, liquidity risk tends to increase to the extent a Fund invests in debt securities whose sale may be restricted by law or by contract.

MANAGEMENT RISK

Each Fund is subject to management risk because it is an actively managed investment Fund. Alliance will apply its investment techniques and risk analyses in making investment decisions for the Funds, but there can be no guarantee that its decisions will produce the desired results. In some cases, derivative and other investment techniques may be unavailable or Alliance may determine not to use them, possibly even under market conditions where their use could benefit a Fund.

PRINCIPAL RISKS BY FUND

The following chart summarizes the Principal Risks of each Fund. Risks not marked for a particular Fund may, however, still apply to some extent to that Fund at various times.


---------------------------------------------------------------------------------------------------------------------------------
                                                                   Country or
                           Interest    Credit   Market   Foreign   Geographic   Currency   Diversifica-  Leveraging   Derivatives
Fund                       Rate Risk    Risk     Risk     Risk       Risk         Risk       tion Risk      Risk         Risk
---------------------------------------------------------------------------------------------------------------------------------
Alliance Short-Term
U.S. Government                o          o        o                                                          o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance U.S. Government       o          o        o                                                                       o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Limited
Maturity Government            o          o        o        o                       o                         o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Quality Bond          o          o        o        o                       o                         o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Mortgage
Securities Income              o          o        o                                                          o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Multi-Market
Strategy                       o          o        o        o          o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance North American
Government Income              o          o        o        o          o            o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Global
Dollar Government              o          o        o        o          o                         o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Global
Strategic Income               o          o        o        o                       o            o            o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance Corporate Bond        o          o        o        o                       o                         o            o
---------------------------------------------------------------------------------------------------------------------------------
Alliance High Yield            o          o        o        o                       o                         o            o
---------------------------------------------------------------------------------------------------------------------------------

---------------------------------------------------

                              Liquidity    Manage-
Fund                            Risk      ment Risk
---------------------------------------------------
Alliance Short-Term
U.S. Government                   o           o
---------------------------------------------------
Alliance U.S. Government          o           o
---------------------------------------------------
Alliance Limited
Maturity Government               o           o
---------------------------------------------------
Alliance Quality Bond             o           o
---------------------------------------------------
Alliance Mortgage
Securities Income                 o           o
---------------------------------------------------
Alliance Multi-Market
Strategy                          o           o
---------------------------------------------------
Alliance North American
Government Income                 o           o
---------------------------------------------------
Alliance Global
Dollar Government                 o           o
---------------------------------------------------
Alliance Global
Strategic Income                  o           o
---------------------------------------------------
Alliance Corporate Bond           o           o
---------------------------------------------------
Alliance High Yield               o           o
---------------------------------------------------

--------------------------------------------------------------------------------
                         FEES AND EXPENSES OF THE FUNDS
--------------------------------------------------------------------------------

This table describes the fees and expenses that you may pay if you buy and hold shares of the Funds.


SHAREHOLDER FEES (fees paid directly from your investment)

                                                   Class A Shares   Class B Shares(a)   Class B Shares(b)   Class C Shares
                                                   --------------   -----------------   -----------------   --------------
Maximum Sales Charge (Load) Imposed on
Purchases (as a percentage of offering price)      4.25%            None                None                None

Maximum Deferred Sales Charge (Load)
(as a percentage of original purchase price or
redemption proceeds, whichever is lower)           None             3.0%*               4.0%**              1.0%***

Exchange Fee                                       None             None                None                None


--------------------------------------------------------------------------------
(a) For all Funds except Alliance Global Strategic Income Trust and Alliance High Yield Fund.

(b)   For Alliance Global Strategic Income Trust and Alliance High Yield Fund.


* Class B shares automatically convert to Class A shares after 6 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 3rd year.

** Class B shares automatically convert to Class A shares after 8 years. The CDSC decreases over time. For Class B shares the CDSC decreases 1.00% annually to 0% after the 4th year.

***   For Class C shares the CDSC is 0% after the first year.


ANNUAL FUND OPERATING EXPENSES (expenses that are deducted from Fund assets) and EXAMPLES

The Examples are to help you compare the cost of investing in a Fund with the cost of investing in other funds. They assume that you invest $10,000 in a Fund for the time periods indicated and then redeem all of your shares at the end of those periods. They also assume that your investment has a 5% return each year, that the Fund's operating expenses stay the same, and that all dividends and distributions are reinvested. Your actual costs may be higher or lower.


                       Operating Expenses                                                       Examples
------------------------------------------------------------------  ----------------------------------------------------------------
Alliance Short-Term U.S.
Government Fund                    Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .55%       .55%       .55%   After 1 Year      $   576  $   528  $   228   $   329  $   229
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years*    $   984  $   902  $   802   $   799  $   799
    Interest Expense                   .15%       .15%       .16%   After 5 Years*    $ 1,417  $ 1,402  $ 1,402   $ 1,395  $ 1,395
    Other Expenses                    1.00%      1.03%      1.00%   After 10 Years*   $ 2,619  $ 2,689  $ 2,689   $ 3,009  $ 3,009
                                  --------   --------   --------
    Total Fund Operating Expenses     2.00%      2.73%      2.71%
                                  ========   ========   ========
    Waiver and/or Expense
        Reimbursement +++             (.45)%     (.48)%     (.45)%
                                  --------   --------   --------
    Net Expenses                      1.55%      2.25%      2.26%
                                  ========   ========   ========

Alliance U.S. Government
Portfolio                          Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .56%       .56%       .56%   After 1 Year      $   539  $   490  $   190   $   290  $   190
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $   781  $   688  $   588   $   588  $   588
    Interest Expense                   .09%       .08%       .09%   After 5 Years     $ 1,041  $ 1,011  $ 1,011   $ 1,011  $ 1,011
    Other Expenses                     .22%       .23%       .22%   After 10 Years    $ 1,785  $ 1,840  $ 1,840   $ 2,190  $ 2,190
                                  --------   --------   --------
    Total Fund Operating Expenses     1.17%      1.87%      1.87%
                                  ========   ========   ========

Alliance Limited Maturity
Government Fund                    Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .65%       .65%       .65%   After 1 Year      $   741  $   686  $   386   $   486  $   386
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $ 1,389  $ 1,272  $ 1,172   $ 1,172  $ 1,172
    Interest Expense                  1.59%      1.45%      1.46%   After 5 Years     $ 2,060  $ 1,976  $ 1,976   $ 1,976  $ 1,976
    Other Expenses                     .73%       .74%       .73%   After 10 Years    $ 3,841  $ 3,837  $ 3,837   $ 4,070  $ 4,070
                                  --------   --------   --------
    Total Fund Operating Expenses     3.27%      3.84%      3.84%
                                  ========   ========   ========

Alliance Quality Bond
Portfolio                          Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .55%       .55%       .55%   After 1 Year      $   521  $   471  $   171   $   271  $   171
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years*    $   961  $   872  $   772   $   772  $   772
    Other Expenses                    1.30%      1.30%      1.30%   After 5 Years*    $ 1,427  $ 1,400  $ 1,400   $ 1,400  $ 1,400
                                  --------   --------   --------    After 10 Years*   $ 2,714  $ 2,770  $ 2,770   $ 3,092  $ 3,092
    Total Fund Operating Expenses     2.15%      2.85%      2.85%
                                  ========   ========   ========
    Waiver and/or Expense
        Reimbursement +++            (1.17)%    (1.17)%    (1.17)%
                                  --------   --------   --------
    Net Expenses                       .98%      1.68%      1.68%
                                  ========   ========   ========


                       Operating Expenses                                                       Examples
------------------------------------------------------------------  ----------------------------------------------------------------
Alliance Mortgage Securities
Income Fund                        Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .53%       .53%       .53%   After 1 Year      $   618  $   571  $   271   $   372  $   272
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $ 1,023  $   932  $   832   $   835  $   835
    Interest Expense                   .85%       .83%       .85%   After 5 Years     $ 1,452  $ 1,420  $ 1,420   $ 1,425  $ 1,425
    Other Expenses                     .31%       .32%       .31%   After 10 Years    $ 2,643  $ 2,694  $ 2,694   $ 3,022  $ 3,022
                                  --------   --------   --------
    Total Fund Operating Expenses     1.99%      2.68%      2.69%
                                  ========   ========   ========

Alliance Multi-Market
Strategy Trust                     Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .60%       .60%       .60%   After 1 Year      $   594  $   544  $   244   $   364  $   264
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $   950  $   851  $   751   $   811  $   811
    Other Expenses                     .84%       .81%      1.01%   After 5 Years     $ 1,329  $ 1,285  $ 1,285   $ 1,385  $ 1,385
                                  --------   --------   --------    After 10 Years    $ 2,389  $ 2,429  $ 2,429   $ 2,944  $ 2,944
    Total Fund Operating Expenses     1.74%      2.41%      2.61%
                                  ========   ========   ========

Alliance North American
Government Income Trust            Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees**                  .72%       .72%       .72%   After 1 Year      $   623  $   578  $   278   $   377  $   277
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $ 1,037  $   953  $   853   $   850  $   850
    Interest Expense                   .68%       .68%       .68%   After 5 Years     $ 1,477  $ 1,454  $ 1,454   $ 1,450  $ 1,450
    Other Expenses                     .34%       .35%       .34%   After 10 Years    $ 2,693  $ 2,754  $ 2,754   $ 3,070  $ 3,070
                                  --------   --------   --------
    Total Fund Operating Expenses     2.04%      2.75%      2.74%
                                  ========   ========   ========

Alliance Global Dollar
Government Fund                    Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .75%       .75%       .75%   After 1 Year      $   580  $   534  $   234   $   353  $   233
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $   906  $   821  $   721   $   718  $   718
    Other Expenses                     .54%       .56%       .55%   After 5 Years     $ 1,254  $ 1,235  $ 1,235   $ 1,230  $ 1,230
                                  --------   --------   --------    After 10 Years    $ 2,234  $ 2,301  $ 2,301   $ 2,636  $ 2,636
    Total Fund Operating Expenses     1.59%      2.31%      2.30%
                                  ========   ========   ========

Alliance Global Strategic
Income Trust                       Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .75%       .75%       .75%   After 1 Year      $   609  $   661  $   261   $   361  $   261
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years*    $   994  $ 1,002  $   802   $   802  $   802
    Other Expenses                    1.03%      1.01%      1.02%   After 5 Years*    $ 1,403  $ 1,370  $ 1,370   $ 1,370  $ 1,370
                                  --------   --------   --------    After 10 Years*   $ 2,543  $ 2,747  $ 2,747   $ 2,915  $ 2,915
    Total Fund Operating Expenses     2.08%      2.76%      2.77%
                                  ========   ========   ========
    Waiver and/or Expense
        Reimbursement +++             (.19)%     (.18)%     (.19)%
                                  --------   --------   --------
    Net Expenses                      1.89%      2.58%      2.58%
                                  ========   ========   ========

Alliance Corporate Bond
Portfolio                          Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .55%       .55%       .55%   After 1 Year      $   533  $   485  $   185   $   284  $   184
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $   763  $   673  $   573   $   569  $   569
    Other Expenses                     .26%       .27%       .26%   After 5 Years     $ 1,011  $   985  $   985   $   980  $   980
                                  --------   --------   --------    After 10 Years    $ 1,719  $ 1,780  $ 1,780   $ 2,127  $ 2,127
    Total Fund Operating Expenses     1.11%      1.82%      1.81%
                                  ========   ========   ========

Alliance High Yield Fund           Class A    Class B    Class C                      Class A  Class B+ Class B++ Class C+ Class C++
                                  --------   --------   --------                      -------  -------  -------   -------  -------
    Management Fees                    .75%       .75%       .75%   After 1 Year      $   553  $   606  $   206   $   305  $   205
    Distribution (12b-1) Fees          .30%      1.00%      1.00%   After 3 Years     $   823  $   837  $   637   $   634  $   634
    Other Expenses                     .26%       .28%       .27%   After 5 Years     $ 1,113  $ 1,093  $ 1,093   $ 1,088  $ 1,088
                                  --------   --------   --------    After 10 Years    $ 1,937  $ 2,173  $ 2,173   $ 2,348  $ 2,348
    Total Fund Operating Expenses     1.31%      2.03%      2.02%
                                  ========   ========   ========


--------------------------------------------------------------------------------
+     Assumes redemption at end of period.

++ Assumes no redemption at end of period and, with respect to shares held 10 years, conversion of Class B shares to Class A shares after 6 years, and for Alliance Global Strategic Income Trust and Alliance High Yield Fund, 8 years.


+++ Reflects Alliance's contractual waiver of a portion of its advisory fee and/or reimbursement of a portion of the Fund's operating expenses. This waiver extends through the end of the Fund's current fiscal year and may be extended by Alliance for additional one-year terms.

* These examples assume that Alliance's agreement to waive management fees and/or bear Fund expenses is not extended beyond its initial term.

** Represents .65 of 1% of the Fund's average daily adjusted total net assets.

--------------------------------------------------------------------------------
                                    GLOSSARY
--------------------------------------------------------------------------------

This Prospectus uses the following terms.

TYPES OF SECURITIES

Bonds are fixed, floating, and variable rate debt obligations.

Convertible securities are bonds, debentures, corporate notes, and preferred stocks that are convertible into common and preferred stock.

Debt securities are bonds, debentures, notes, and bills.

Equity securities are common and preferred stocks, securities convertible into common and preferred stocks, and rights and warrants to subscribe for the purchase of common and preferred stocks.

Fixed-income securities are debt securities, convertible securities, and preferred stocks, including floating rate and variable rate instruments. Fixed-income securities may be rated (or, if unrated, for purposes of the Funds' investment policies as may be determined by Alliance to be of equivalent quality) triple-A (Aaa or AAA), high quality (Aa or AA or above), high grade (A or above) or investment grade (Baa or BBB or above) by, as the case may be, Moody's, S&P, Duff & Phelps or Fitch, or may be lower-rated securities, as defined below. In the case of "split-rated" fixed-income securities (i.e., securities assigned non-equivalent credit quality ratings, such as Baa by Moody's but BB by S&P or Ba by Moody's and BB by S&P but B by Fitch), a Fund will use the rating deemed by Alliance to be the most appropriate under the circumstances.

Foreign government securities are securities issued or guaranteed, as to payment of principal and interest, by a foreign government or any of its political subdivisions, authorities, agencies or instrumentalities.

Interest-only or IO securities are debt securities that receive only the interest payments on an underlying debt that has been structured to have two classes, one of which is the IO class and the other of which is the principal-only or PO class, that receives only the principal payments on the underlying debt obligation. POs are similar to, and are sometimes referred to as, zero coupon securities, which are debt securities issued without interest coupons.

Mortgage-related securities are pools of mortgage loans that are assembled for sale to investors (such as mutual funds) by various governmental, government-related, and private organizations. These securities include:

      o     ARMS, which are adjustable-rate mortgage securities;

      o     SMRS, which are stripped mortgage-related securities;

      o     CMOs, which are collateralized mortgage obligations;

      o GNMA certificates, which are securities issued by the Government National Mortgage Association or GNMA;

      o FNMA certificates, which are securities issued by the Federal National Mortgage Association or FNMA; and

      o FHLMC certificates, which are securities issued by the Federal Home Loan Mortgage Corporation or FHLMC.

Qualifying bank deposits are certificates of deposit, bankers' acceptances, and interest-bearing savings deposits of banks that have total assets of more than $1 billion and are members of the Federal Deposit Insurance Corporation.

Rule 144A securities are securities that may be resold under Rule 144A under the Securities Act.

Sovereign debt obligations are foreign government debt securities, loan participations between foreign governments and financial institutions, and interests in entities organized and operated for the purpose of restructuring the investment characteristics of foreign government securities.

U.S. Government securities are securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities. These securities include securities backed by the full faith and credit of the United States, those supported by the right of the issuer to borrow from the U.S. Treasury, and those backed only by the credit of the issuing agency itself. The first category includes U.S. Treasury securities (which are U.S. Treasury bills, notes and bonds) and certificates issued by GNMA. U.S. Government securities not backed by the full faith and credit of the United States include certificates issued by FNMA and FHLMC.

RATING AGENCIES and RATED SECURITIES

Duff & Phelps is Duff & Phelps Credit Rating Company.

Fitch is Fitch IBCA, Inc.

Higher quality commercial paper is commercial paper rated at least Prime-2 by Moody's, A-2 by S&P, Fitch-2 by Fitch, or Duff 2 by Duff & Phelps.

Lower-rated securities are fixed-income securities rated Ba or BB or below, or determined by Alliance to be of equivalent quality, and are commonly referred to as "junk bonds."

Moody's is Moody's Investors Service, Inc.

NRSRO is a nationally recognized statistical rating organization.

Prime commercial paper is commercial paper rated Prime-1 or higher by Moody's, A-1 or higher by S&P, Fitch-1 by Fitch, or Duff 1 by Duff & Phelps.

S&P is Standard & Poor's Ratings Services.

OTHER

1940 Act is the Investment Company Act of 1940, as amended.

Code is the Internal Revenue Code of 1986, as amended.

Commission is the Securities and Exchange Commission.

Duration is a measure that relates the price volatility of a security to changes in interest rates. The duration of a debt security is the weighted average term to maturity, expressed in years, of the present value of all future cash flows, including coupon payments and principal repayments. Thus, by definition, duration is always less than or equal to full maturity.

Exchange is the New York Stock Exchange.

LIBOR is the London Interbank Offered Rate.

Securities Act is the Securities Act of 1933, as amended.

World Bank is the commonly used name for the International Bank for Reconstruction and Development.

--------------------------------------------------------------------------------
                            DESCRIPTION OF THE FUNDS
--------------------------------------------------------------------------------

This section of the Prospectus provides a more complete description of each Fund's investment objectives and principal strategies and risks. Of course, there can be no assurance that any Fund will achieve its investment objective.

Please note that:

o Additional discussion of the Funds' investments, including the risks of the investments, can be found in the discussion under Description of Investment Practices following this section.

o The description of the principal risks for a Fund may include risks described in the Summary of Principal Risks above. Additional information about the risks of investing in a Fund can be found in the discussion under Additional Risk Considerations.

o Additional descriptions of each Fund's strategies, investments, and risks can be found in a Fund's Statement of Additional Information or SAI.

o Except as noted, (i) the Funds' investment objectives are "fundamental" and cannot be changed without a shareholder vote, and (ii) the Funds' investment policies are not fundamental and thus can be changed without a shareholder vote.

INVESTMENT OBJECTIVES AND POLICIES
U.S. GOVERNMENT FUNDS

The U.S. Government Funds offer investors high current income consistent with preservation of capital by investing primarily in U.S. Government securities.

Alliance Short-Term U.S. Government Fund

Alliance Short-Term U.S. Government Fund seeks high current income consistent with the preservation of capital by investing primarily in a portfolio of U.S. Government securities. The Fund's investment objective is not fundamental. The Fund invests at least 65% of its total assets in U.S. Government securities, including mortgage-related securities, repurchase agreements and forward commitments relating to U.S. Government securities. The Fund normally maintains an average dollar-weighted portfolio maturity of not more than three years. In periods of rising interest rates, the Fund may, to the extent it invests in mortgage-related securities, be subject to the risk that its average dollar-weighted portfolio maturity may be extended as a result of lower than anticipated prepayment rates.

The Fund may invest a portion of its assets in securities of non-governmental issuers. Although these investments will be of high quality at the time of purchase, they may have higher levels of credit risk than do U.S. Government securities. Under its policies, the Fund is not obligated to dispose of any security whose credit quality falls below high quality.

The Fund also may:

o     invest in certain SMRS;

o     invest in variable, floating, and inverse floating rate instruments;

o     make short sales against the box;

o enter into various hedging transactions, such as interest rate swaps, caps, and floors;

o     purchase and sell futures contracts for hedging purposes;

o purchase and sell call and put options on futures contracts or on securities, for hedging purposes or to earn additional income;

o     enter into reverse repurchase agreements;

o     purchase securities for future delivery;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

Alliance U.S. Government Portfolio


Alliance U.S. Government Portfolio seeks a high level of current income that is consistent with prudent investment risk. As a matter of fundamental policy, the Fund pursues its objective by investing at least 65% of its total assets in U.S. Government securities, repurchase agreements and forward contracts relating to U.S. Government securities. The Fund may invest the remaining 35% of its total assets in non-U.S. Government mortgage-related and asset-backed securities, including high-grade debt securities secured by mortgages on commercial real estate or residential rental properties.


The Fund will not invest in any security rated below BBB or Baa. The Fund may invest in unrated securities of equivalent quality to the rated securities in which it may invest, as determined by Alliance. The Fund expects, but is not required, to dispose of securities that are downgraded below BBB and Baa or, if unrated, that are determined by Alliance to have undergone similar credit quality deterioration.

The Fund also may:


o     enter into reverse repurchase agreements and dollar rolls;

o enter into various hedging transactions, such as interest rate swaps, caps, and floors;

o     enter into forward contracts;

o     purchase and sell futures contracts for hedging purposes;

o purchase call and put options on futures contracts or on securities for hedging purposes; and

o     enter into repurchase agreements.


Alliance Limited Maturity Government Fund

Alliance Limited Maturity Government Fund seeks the highest level of current income, consistent with low volatility of net asset value. As a matter of fundamental policy, the Fund normally invests at least 65% of its total assets in U.S. Government securities, including mortgage-related securities and repurchase agreements relating to U.S. Government securities.

In pursuing its investment objective and policies, the Fund takes advantage of a wide range of maturities of debt securities and adjusts the dollar-weighted average maturity of its portfolio from time to time, depending on its assessment of relative yields on securities of different maturities and the expected effect of future changes in interest rates on the market value of the Fund's portfolio. At all times, however, each security held by the Fund has either a remaining maturity of not more than ten years or a duration not exceeding that of a ten-year Treasury note.

The Fund may invest up to 35% of its total assets in:

o high quality asset-backed securities, including mortgage-related securities that are not U.S. Government securities;

o     treasury securities issued by private corporate issuers;

o     qualifying bank deposits;

o higher quality commercial paper or, if unrated, issued by companies that have high quality debt issues outstanding; and

o     high quality debt securities of corporate issuers.

The Fund may invest up to 15% of its total assets in high-quality debt securities denominated in U.S. Dollars or in foreign currencies and issued or guaranteed by foreign governments or issued by foreign non-governmental issuers. The amount of Fund investments in foreign debt securities will vary and may include those of a number of foreign countries or, depending upon market conditions, those of a single country.

The Fund also may:

o enter into futures contracts and purchase and write options on futures contracts;

o     enter into forward commitments;

o     enter into interest rate swaps, caps, and floors;

o     invest in Eurodollar instruments;

o     purchase and write put and call options on foreign currencies;

o     invest in variable, floating, and inverse floating rate instruments;

o     use reverse repurchase agreements and dollar rolls;

o     make secured loans of its portfolio securities; and

o     enter into repurchase agreements.


QUALITY BOND FUND

Alliance Quality Bond Portfolio

Alliance Quality Bond Portfolio seeks high current income consistent with preservation of capital by investing in investment grade fixed-income securities. In seeking to achieve its investment objective, the Fund invests in readily marketable securities with relatively attractive yields that do not involve undue risk of loss of capital. The Fund normally invests all of its assets in securities that are rated at least BBB- by S&P or Baa3 by Moody's or that are of comparable quality. The Fund normally maintains an average aggregate quality rating of its portfolio securities of at least A (S&P and Moody's). The Fund has the flexibility to invest in long- and short-term fixed-income securities (including debt securities, convertible debt securities and U.S. Government obligations) and preferred stocks based on Alliance's assessment of prospective cyclical interest rate changes.

In the event that the credit rating of a security held by the Fund falls below investment grade (or, if in the case of unrated securities, Alliance determines that the quality of a security has deteriorated below investment grade), the Fund will not be obligated to dispose of that security and may continue to hold the security if, in the opinion of Alliance, such investment is appropriate in the circumstances.

The Fund also may:

o     purchase and sell interest rate futures contracts and options;

o     enter into interest rate swaps, caps and floors for hedging purposes;

o purchase put and call options and write covered put and call options on securities it may purchase;

o     write covered call options for cross-hedging purposes;

o invest in foreign fixed-income securities, but only up to 20% of its total assets;

o     enter into foreign currency futures contracts and related options;

o enter into forward foreign currency exchange contracts and options on foreign currencies for hedging purposes;

o     invest in CMOs;

o     invest in zero coupon securities and "pay-in-kind" debentures; and

o make secured loans of portfolio securities of up to 50% of its total assets.

MORTGAGE FUND

Alliance Mortgage Securities Income Fund

Alliance Mortgage Securities Income Fund seeks a high level of current income to the extent consistent with prudent investment risk. The Fund maintains at least 65% of its total assets in mortgage-related securities, including CMOs. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between two and ten years.

The Fund expects that governmental, government-related, or private entities may create mortgage loan pools offering pass-through investments in addition to those described in this Prospectus. The mortgages underlying these securities may be instruments whose principal or interest payments may vary or whose terms to maturity may differ from customary long-term fixed-rate mortgages. As new types of mortgage-related securities are developed and offered to investors, the Fund will consider making investments in these new types of securities. The Fund may invest up to 20% of its total assets in lower-rated mortgage-related securities.

The Fund may invest up to 35% of its total assets in:

o     U.S. Government securities;

o     qualifying bank deposits;


o prime commercial paper or, if unrated, issued by companies that have an outstanding high quality debt issue; and

o     high-grade asset-backed securities.


The Fund also may:


o     enter into forward commitments;

o purchase put and call options written by others and write covered put and call options for hedging purposes;

o purchase high-grade debt securities secured by mortgages on commercial real estate or residential rental properties;

o     enter into interest rate swaps, caps, and floors;

o     enter into interest rate futures contracts;

o     invest in variable, floating, and inverse floating rate instruments;

o     make loans of portfolio securities; and

o     enter into repurchase agreements.


MULTI-MARKET FUND

Alliance Multi-Market Strategy Trust

Alliance Multi-Market Strategy Trust is a non-diversified investment company that offers investors a higher yield than a money market fund and less fluctuation in net asset value than a longer-term bond fund. The Fund seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund invests in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. The Fund seeks investment opportunities in foreign, as well as domestic, securities markets. The Fund normally expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies. The Fund limits its investments in a single currency other than the U.S. Dollar to 25% of its net assets, except for the Euro in which the Fund may invest up to 50% of its net assets.

In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities. Normally, a high proportion of the Fund's portfolio consists of money market instruments. Alliance actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. Alliance adjusts the Fund's exposure to each currency so that the percentage of assets invested in securities of a particular country or denominated in a particular currency varies in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relative strength of a country's currency. Fundamental economic strength, credit quality, and interest rate trends are the principal factors considered by Alliance in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within a Fund's investment portfolio.

The returns available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. Alliance believes that the use of foreign currency hedging techniques, including "cross-hedges", can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by Alliance.

An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities (sometimes referred to as "linked" securities) that are denominated in one currency while the principal amounts of, and value of interest payments on, such securities are determined with reference to another currency.

The Fund seeks to minimize investment risk by limiting its investments to debt securities of high quality and invests in:

o     U.S. Government securities;

o     high-quality foreign government securities;

o obligations issued by supranational entities and corporate debt securities having a high-quality rating;

o certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of foreign banks) having total assets of more than $500 million, and determined by Alliance to be of high quality; and

o prime commercial paper or unrated commercial paper of equivalent quality and issued by U.S. or foreign companies having outstanding high-quality debt securities.

As a matter of fundamental policy, the Fund concentrates at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. These investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks.

The Fund also may:

o     invest in indexed commercial paper;

o enter into futures contracts and purchase and write options on futures contracts;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o     enter into interest rate swaps, caps, and floors;

o     invest in variable, floating, and inverse floating rate instruments;

o     make secured loans of its portfolio securities; and

o     enter into repurchase agreements.




GLOBAL BOND FUNDS

The Global Bond Funds are non-diversified investment companies that offer investors a high level of current income through investments primarily in foreign government securities.

Alliance North American Government Income Trust

Alliance North American Government Income Trust seeks the highest level of current income, consistent with what Alliance considers to be prudent investment risk, that is available from a portfolio of debt securities issued or guaranteed by the United States, Canada, and Mexico, their political subdivisions (including Canadian provinces but excluding states of the United States), agencies, instrumentalities or authorities ("Government securities"). The Fund invests in investment grade securities denominated in the U.S. Dollar, the Canadian Dollar, and the Mexican Peso and expects to maintain at least 25% of its assets in securities denominated in the U.S. Dollar. In addition, the Fund may invest up to 25% of its total assets in debt securities issued by governmental entities of Argentina ("Argentine Government securities").

The Fund invests at least 65%, and normally substantially more, of its assets in Government securities and income-producing securities. The average weighted maturity of the Fund's portfolio of fixed-income securities is expected to vary between one year or less and 30 years. The Fund maintains borrowings of approximately one-third of its net assets.

The Fund expects that it will not retain a debt security that is downgraded below BBB or Baa, or, if unrated, determined by Alliance to have undergone similar credit quality deterioration. The Fund may conclude, under certain circumstances, such as the downgrading to below investment grade of all of the securities of a governmental issuer in one of the countries in which the Fund has substantial investments, that it is in the best interests of the shareholders to retain its holdings in securities of that issuer.

Alliance believes that the increasingly integrated economic relationship among the United States, Canada and Mexico, characterized by the reduction and projected elimination of most barriers to free trade among the three nations and the growing coordination of their fiscal and monetary policies, will over the long term benefit the economic performance of all three countries and promote greater correlation of currency fluctuation among the U.S. and Canadian Dollars and the Mexican Peso.

Alliance will actively manage the Fund's assets in relation to market conditions and general economic conditions and adjust the Fund's investments in an effort to best enable the Fund to achieve its investment objective. Thus, the percentage of the Fund's assets invested in a particular country or denominated in a particular currency will vary in accordance with Alliance's assessment of the relative yield and appreciation potential of such securities and the relationship of the country's currency to the U.S. Dollar. To the extent that its assets are not invested in Government securities, however, the Fund may invest the balance of its total assets in investment grade debt securities issued by, and denominated in the local currencies of, governments of countries located in Central and South America or any of their political subdivisions, agencies, instrumentalities or authorities, provided that such securities are denominated in their local currencies. The Fund limits its investments in debt securities issued by the governmental entities of any one country, except for Argentine Government securities, to 10% of its total assets.

The Fund also may:

o enter into futures contracts and purchase and write options on futures contracts for hedging purposes;

o     purchase and write put and call options on foreign currencies;

o     purchase or sell forward foreign currency exchange contracts;

o write covered put and call options and purchase put and call options on U.S. Government and foreign government securities traded on U.S. and foreign securities exchanges, and write put and call options for cross-hedging purposes;

o     enter into interest rate swaps, caps, and floors;

o     enter into forward commitments;

o     invest in variable, floating, and inverse floating rate instruments;

o     make secured loans of its portfolio securities; and

o     enter into repurchase agreements.

Alliance Global Dollar Government Fund

Alliance Global Dollar Government Fund seeks primarily a high level of current income and secondarily capital appreciation. In seeking to achieve these objectives, the Fund invests at least 65% of its total assets in sovereign debt obligations. The Fund's investments in sovereign debt obligations will emphasize obligations referred to as "Brady Bonds," which are issued as part of debt restructurings and collateralized in full as to principal due at maturity by zero coupon U.S. Government securities.

The Fund also may invest up to 35% of its total assets in U.S. and non-U.S. corporate fixed-income securities. The Fund will limit its investments in sovereign debt obligations and U.S. and non-U.S. corporate fixed-income securities to U.S. Dollar-denominated securities. Alliance expects the average weighted maturity of the Fund's investments will be approximately:

o     for U.S. fixed-income securities, nine to 15 years;

o     for non-U.S. fixed-income securities, 15 to 25 years; and

o     for sovereign debt obligations, longer than 25 years.

Substantially all of the Fund's assets will be invested in lower-rated securities, which may include securities having the lowest rating for non-subordinated debt instruments (i.e., rated C by Moody's or CCC or lower by S&P, Duff & Phelps and Fitch) and unrated securities of equivalent investment quality. These securities may have extremely poor prospects of ever attaining any real investment standing and a current identifiable vulnerability to default, be unlikely to have the capacity to pay interest and repay principal when due in the event of adverse business, financial or economic conditions, and be in default or not current in the payment of interest or principal.

The Fund also may invest in investment grade securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations themselves limit the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's investment objectives and policies.


As of August 31, 1999, securities ratings (or equivalent quality) of the Fund's securities were:

        o A and above                           .37%
        o Baa or BBB                           4.55%
        o Ba or BB                            50.00%
        o B                                   29.35%
        o CCC                                  9.43%
        o CC                                   2.64%
        o C                                    1.60%
        o Unrated                              2.06%

The Fund's investments in sovereign debt obligations and non-U.S. corporate fixed-income securities emphasize countries that are considered at the time of purchase to be emerging markets or developing countries by the World Bank. A substantial part of the Fund's investment focus is in obligations of or securities of issuers in Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela because these countries are now, or are expected in the future to be, the principal participants in debt restructuring programs (including, in the case of Argentina, Mexico, the Philippines and Venezuela, issuers of currently outstanding Brady Bonds) that, in Alliance's opinion, will provide the most attractive investment opportunities for the Fund. Alliance anticipates that other countries that will provide investment opportunities for the Fund include, among others, Bolivia, Costa Rica, the Dominican Republic, Ecuador, Jordan, Nigeria, Panama, Peru, Poland, Thailand, Turkey and Uruguay.

The Fund limits its investments in the sovereign debt obligations of any single foreign country to less than 25% of its total assets, although the Fund may invest up to 30% of its total assets in the sovereign debt obligations of and corporate fixed-income securities of issuers in each of Argentina, Brazil, Mexico, Morocco, the Philippines, Russia and Venezuela. The Fund expects that it will limit its investments in any other single foreign country to not more than 10% of its total assets.


The Fund also may:

o     invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these types of loans;

o     invest in other investment companies;

o     invest in warrants;

o     enter into interest rate swaps, caps, and floors;

o     enter into forward commitments;

o     enter into standby commitment agreements;

o     make short sales of securities or maintain a short position;

o write put and call options on securities of the types in which it is permitted to invest and write call options for cross-hedging purposes;

o purchase and sell exchange-traded options on any securities index of the types of securities in which it may invest;

o     invest in variable, floating, and inverse floating rate instruments;

o     enter into reverse repurchase agreements and dollar rolls;

o     make secured loans of its portfolio securities; and

o     enter into repurchase agreements.

While it does not currently intend to do so, the Fund reserves the right to borrow an amount not to exceed one-third of the Fund's net assets.

Alliance Global Strategic Income Trust

Alliance Global Strategic Income Trust seeks primarily a high level of current income and secondarily capital appreciation. The Fund invests primarily in a portfolio of fixed-income securities of U.S. and non-U.S. companies and U.S. Government and foreign government securities and supranational entities, including lower-rated securities. The Fund also may use derivative instruments to attempt to enhance income. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between five years and 30 years in accordance with Alliance's changing perceptions of the relative attractiveness of various maturity ranges.

The Fund normally invests at least 65% of its total assets in fixed-income securities of issuers located in at least three countries, one of which may be the United States. The Fund limits its investments in the securities of any one foreign government to 25% of its total assets. The Fund's investments in U.S. Government securities may include mortgage-related securities and zero coupon securities. The Fund's investments in fixed-income securities may include preferred stock, mortgage-related and other asset-backed securities, and zero coupon securities.

The Fund will maintain at least 65% of its total assets in investment grade securities and may maintain not more than 35% of its total assets in lower-rated securities. Unrated securities will be considered for investment by the Fund when Alliance believes that the financial condition of the issuers of such obligations and the protection afforded by the terms of the obligations limit the risk to the Fund to a degree comparable to that of rated securities that are consistent with the Fund's investment objectives and policies. Lower-rated securities in which the Fund may invest include Brady Bonds and fixed-income securities of issuers located in emerging markets.

The Fund also may:

o     invest in rights and warrants;

o     invest in loan participations and assignments;

o     invest in foreign currencies;

o purchase and write put and call options on securities and foreign currencies;

o     purchase or sell forward foreign exchange contracts;

o     invest in variable, floating, and inverse floating rate instruments;

o     invest in indexed commercial paper;

o     invest in structured securities;

o     purchase and sell securities on a forward commitment basis;

o     enter into standby commitments;

o enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices, including any index of U.S. Government securities, foreign government securities or common stock, and purchase and write options on futures contracts;

o     invest in Eurodollar instruments;

o     enter into interest rate swaps, caps, and floors; and

o     make short sales of securities or maintain a short position;

o     enter into reverse repurchase agreements and dollar rolls;

o     make loans of portfolio securities; and

o     enter into repurchase agreements.

The Fund may borrow in order to purchase securities or make other investments, although it currently limits its borrowings to 25% of its total assets.

CORPORATE BOND FUNDS


Alliance Corporate Bond Portfolio


Alliance Corporate Bond Portfolio seeks primarily to maximize income over the long term consistent with providing reasonable safety in the value of each shareholder's investment and secondarily to increase its capital through appreciation of its investments in order to preserve and, if possible, increase the purchasing power of each shareholder's investment. In pursuing these objectives, the Fund's policy is to invest in readily marketable securities that give promise of relatively attractive yields but do not involve substantial risk of loss of capital. The Fund invests at least 65% of its net assets in debt securities. Although the Fund invests at least 65% of its total assets in corporate bonds, it also may invest in securities of non-corporate issuers. The Fund expects that the average weighted maturity of its portfolio of fixed-income securities will vary between one year or less and 30 years.

The Fund follows an investment strategy that in certain respects can be regarded as more aggressive than the strategies of many other funds investing primarily in corporate bonds. The Fund's investments normally tend to have a relatively long average maturity and duration. The Fund places significant emphasis on both foreign corporate and sovereign debt obligations and corporate bonds that are expected to benefit from improvement in their issuers' credit fundamentals. In recent years the Fund frequently has had greater net asset value volatility than most other corporate bond funds. Prospective investors in the Fund should therefore be prepared to accept the degree of volatility associated with its investment strategy.


The Fund's investments in fixed-income securities have no minimum rating requirement, except the Fund expects that it will not retain a security that is downgraded below B, or if unrated, determined to have undergone similar credit quality deterioration after purchase. Currently, the Fund believes its objectives and policies may best be implemented by investing at least 65% of its total assets in fixed-income securities considered investment grade or higher. The Fund may invest the remainder of its assets in lower-rated fixed-income securities. As of June 30, 1999, the Fund's investments were rated (or equivalent quality):

        o A or above                           9.64%
        o Baa or BBB                          47.40%
        o Ba or BB                            37.26%
        o B                                    1.82%
        o CC                                   3.50%
        o C                                     .38%
        o Unrated                                 0%


The Fund may invest up to 50% of its total assets in foreign debt securities, which will consist primarily of corporate fixed-income securities and sovereign debt obligations. The Fund invests no more than 15% of its total assets in sovereign debt obligations in the form of foreign government loan participations and assignments, which may be lower rated and considered to be predominantly speculative with respect to the issuer's capacity to pay interest and repay principal. All of the Fund's investments, whether foreign or domestic, are U.S. Dollar-denominated.

Within these limitations, the Fund has complete flexibility as to the types and relative proportions of securities in which it will invest. The Fund plans to vary the proportions of its holdings of long- and short-term fixed-income securities and of equity securities in order to reflect its assessment of prospective cyclical changes even if such action may adversely affect current income. Substantially all of the Fund's investments, however, will be income producing.

The Fund also may:

o     invest in structured securities;

o invest in fixed and floating rate loans that are arranged through private negotiations between an issuer of sovereign debt obligations and one or more financial institutions and in participations in and assignments of these type of loans;

o for hedging purposes, purchase put and call options written by others and write covered put and call options;

o for hedging purposes, enter into various hedging transactions, such as interest rate swaps, caps, and floors;

o     invest in variable, floating, and inverse floating rate instruments;

o     invest in zero coupon and pay-in-kind securities; and

o     invest in CMOs and multi-class pass-through mortgage-related securities.

Alliance High Yield Fund

Alliance High Yield Fund seeks primarily to achieve high total return by maximizing current income and, to the extent consistent with that objective, capital appreciation. The Fund pursues this objective by investing primarily in a diversified mix of high yield, below investment grade debt securities, known as "junk bonds." These securities involve greater volatility of price and risk of principal and income than higher quality debt securities. The Fund is managed to maximize current income by taking advantage of market developments, yield disparities, and variations in the creditworthiness of issuers. The Fund uses various strategies in attempting to achieve its objective.

The Fund normally invests at least 65% of its total assets in high yield debt securities rated below investment grade by two or more NRSROs (i.e., rated lower than Baa by Moody's or lower than BBB by S&P) or, if unrated, of equivalent quality. The Fund may not invest more than 10% of its total assets in (i) fixed-income securities which are rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality, and (ii) money market instruments of any entity which has an outstanding issue of unsecured debt that is rated lower than B3 or B- or their equivalents by two or more NRSROs or, if unrated, of equivalent quality.


As of August 31, 1999, the Fund's investments were rated (or equivalent quality):

        o A and above                          7.70%
        o Ba or BB                            12.79%
        o B                                   63.04%
        o CCC                                  3.07%
        o Unrated                             13.30%

The Fund may invest a portion of its assets in foreign securities. The Fund may buy and sell foreign currencies principally for the purpose of preserving the value of foreign securities or in anticipation of purchasing foreign securities.

The Fund also may invest in:

o     U.S. Government securities;

o certificates of deposit, bankers' acceptances, bank notes, time deposits and interest bearing savings deposits issued or guaranteed by certain domestic and foreign banks;

o commercial paper (rated at least A-1 by S&P or Prime-1 by Moody's or, if unrated, issued by domestic or foreign companies having high quality outstanding debt securities) and participation interests in loans extended by banks to these companies;

o corporate debt obligations with remaining maturities of less than one year rated at least high quality as well as corporate debt obligations rated at least high grade provided the corporation also has outstanding an issue of commercial paper rated at least A-1 by S&P or Prime-1 by Moody's; and

o     floating rate or master demand notes.

The Fund also may:

o     invest in mortgage-backed and asset-backed securities;

o invest in loan participations and assignments of loans to corporate, governmental, or other borrowers originally made by institutional lenders or lending syndicates;

o     enter into forward commitments;

o write covered put and call options on debt securities, securities indices and foreign currencies and purchase put or call options on debt securities, securities indices and foreign currencies;

o purchase and sell futures contracts and related options on debt securities and on indices of debt securities;

o enter into contracts for the purchase or sale of a specific currency for hedging purposes only;

o     make secured loans of portfolio securities; and

o     enter into repurchase agreements.

DESCRIPTION OF INVESTMENT PRACTICES

This section describes certain investment practices and associated risks that are common to a number of Funds.

Derivatives. The Funds may use derivatives to achieve their investment objectives. Derivatives are financial contracts whose value depends on, or is derived from, the value of an underlying asset, reference rate or index. These assets, rates, and indices may include bonds, stocks, mortgages, commodities, interest rates, currency exchange rates, bond indices, and stock indices. Derivatives can be used to earn income or protect against risk, or both. For example, one party with unwanted risk may agree to pass that risk to another party who is willing to accept the risk, the second party being motivated, for example, by the desire either to earn income in the form of a fee or premium from the first party, or to reduce its own unwanted risk by attempting to pass all or part of that risk to the first party.

Derivatives can be used by investors such as the Funds to earn income and enhance returns, to hedge or adjust the risk profile of a portfolio, and either to replace more traditional direct investments or to obtain exposure to otherwise inaccessible markets. Each of the Funds is permitted to use derivatives for one or more of these purposes, although most of the Funds generally use derivatives primarily as direct investments in order to enhance yields and broaden portfolio diversification. Each of these uses entails greater risk than if derivatives were used solely for hedging purposes. Derivatives are a valuable tool, which, when used properly, can provide significant benefits to Fund shareholders. A Fund may take a significant position in those derivatives that are within its investment policies if, in Alliance's judgment, this represents the most effective response to current or anticipated market conditions. Alliance Multi-Market Strategy, Alliance High Yield, and Alliance Global Strategic Income, in particular, generally make extensive use of carefully selected forwards and other derivatives to achieve the currency hedging that is an integral part of their investment strategy. Alliance's use of derivatives is subject to continuous risk assessment and control from the standpoint of each Fund's investment objectives and policies.

Derivatives may be (i) standardized, exchange-traded contracts or (ii) customized, privately-negotiated contracts. Exchange-traded derivatives tend to be more liquid and subject to less credit risk than those that are privately negotiated.

There are four principal types of derivative instruments--options, futures, forwards, and swaps--from which virtually any type of derivative transaction can be created.

o Options--An option, which may be standardized and exchange-traded, or customized and privately negotiated, is an agreement that, for a premium payment or fee, gives the option holder (the buyer) the right but not the obligation to buy or sell the underlying asset (or settle for cash an amount based on an underlying asset, rate or index) at a specified price (the exercise price) during a period of time or on a specified date. A call option entitles the holder to purchase, and a put option entitles the holder to sell, the underlying asset (or settle for cash an amount based on an underlying asset, rate or index). Likewise, when an option is exercised the writer of the option is obligated to sell (in the case of a call option) or to purchase (in the case of a put option) the underlying asset (or settle for cash an amount based on an underlying asset, rate or index).

o Futures--A futures contract is an agreement that obligates the buyer to buy and the seller to sell a specified quantity of an underlying asset (or settle for cash the value of a contract based on an underlying asset, rate or index) at a specific price on the contract maturity date. Futures contracts are standardized, exchange-traded instruments and are fungible (i.e., considered to be perfect substitutes for each other). This fungibility allows futures contracts to be readily offset or cancelled through the acquisition of equal but opposite positions, which is the primary method in which futures contracts are liquidated. A cash-settled futures contract does not require physical delivery of the underlying asset but instead is settled for cash equal to the difference between the values of the contract on the date it is entered into and its maturity date.

o Forwards--A forward contract is an obligation by one party to buy, and the other party to sell, a specific quantity of an underlying commodity or other tangible asset for an agreed upon price at a future date. Forward contracts are customized, privately negotiated agreements designed to satisfy the objectives of each party. A forward contract usually results in the delivery of the underlying asset upon maturity of the contract in return for the agreed upon payment.

o Swaps--A swap is a customized, privately negotiated agreement that obligates two parties to exchange a series of cash flows at specified intervals (payment dates) based upon or calculated by reference to changes in specified prices or rates (interest rates in the case of interest rate swaps, currency exchange rates in the case of currency swaps) for a specified amount of an underlying asset (the "notional" principal amount). The payment flows are netted against each other, with the difference being paid by one party to the other. Except for currency swaps, the notional principal amount is used solely to calculate the payment streams but is not exchanged. With respect to currency swaps, actual principal amounts of currencies may be exchanged by the counterparties at the initiation, and again upon the termination, of the transaction.

Debt instruments that incorporate one or more of these building blocks for the purpose of determining the principal amount of and/or rate of interest payable on the debt instruments are often referred to as "structured securities." An example of this type of structured security is indexed commercial paper. The term is also used to describe certain securities issued in connection with the restructuring of certain foreign obligations. The term "derivative" also is sometimes used to describe securities involving rights to a portion of the cash flows from an underlying pool of mortgages or other assets from which payments are passed through to the owner of, or that collateralize, the securities. These securities are described below under Mortgage-Related Securities and Other Asset-Backed Securities.

While the judicious use of derivatives by highly-experienced investment managers such as Alliance can be quite beneficial, derivatives involve risks different from, and, in certain cases, greater than, the risks presented by more traditional investments. The following is a general discussion of important risk factors and issues relating to the use of derivatives that investors should understand before investing in a Fund.

o Market Risk--This is the general risk of all investments that the value of a particular investment will change in a way detrimental to the Fund's interest based on changes in the bond market generally.

o Management Risk--Derivative products are highly specialized instruments that require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument but also of the derivative itself, without the benefit of observing the performance of the derivative under all possible market conditions. In particular, the use and complexity of derivatives require the maintenance of adequate controls to monitor the transactions entered into, the ability to assess the risk that a derivative adds to a Fund's portfolio, and the ability to forecast price, interest rate, or currency exchange rate movements correctly.

o Credit Risk--This is the risk that a loss may be sustained by a Fund as a result of the failure of a derivative counterparty to comply with the terms of the derivative contract. The credit risk for exchange-traded derivatives is generally less than for privately negotiated derivatives, since the clearing house, which is the issuer or counterparty to each exchange-traded derivative, provides a guarantee of performance. This guarantee is supported by a daily payment system (i.e., margin requirements) operated by the clearing house in order to reduce overall credit risk. For privately negotiated derivatives, there is no similar clearing agency guarantee. Therefore, the Funds consider the creditworthiness of each counterparty to a privately negotiated derivative in evaluating potential credit risk.

o Liquidity Risk--Liquidity risk exists when a particular instrument is difficult to purchase or sell. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price.

o Leverage Risk--Since many derivatives have a leverage component, adverse changes in the value or level of the underlying asset, rate or index can result in a loss substantially greater than the amount invested in the derivative itself. In the case of swaps, the risk of loss generally is related to a notional principal amount, even if the parties have not made any initial investment. Certain derivatives have the potential for unlimited loss, regardless of the size of the initial investment.

o Other Risks--Other risks in using derivatives include the risk of mispricing or improper valuation of derivatives and the inability of derivatives to correlate perfectly with underlying assets, rates and indices. Many derivatives, in particular privately negotiated derivatives, are complex and often valued subjectively. Improper valuations can result in increased cash payment requirements to counterparties or a loss of value to a Fund. Derivatives do not always perfectly or even highly correlate or track the value of the assets, rates or indices they are designed to closely track. Consequently, a Fund's use of derivatives may not always be an effective means of, and sometimes could be counterproductive to, furthering the Fund's investment objective.

Derivatives Used by the Funds. The following describes specific derivatives that one or more of the Funds may use.

Eurodollar Instruments. Eurodollar instruments are essentially U.S. Dollar-denominated futures contracts or options that are linked to LIBOR. Eurodollar futures contracts enable purchasers to obtain a fixed rate for the lending of funds and sellers to obtain a fixed rate for borrowings. Alliance Limited Maturity Government and Alliance Global Strategic Income intend to use Eurodollar futures contracts and options thereon to hedge against changes in LIBOR (to which many short-term borrowings and floating rate securities in which each Fund invests are linked).

Forward Foreign Currency Exchange Contracts. A Fund purchases or sells forward foreign currency exchange contracts ("forward contracts") to minimize the risk from adverse changes in the relationship between the U.S. Dollar and other currencies. A Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security (a "transaction hedge"). When a Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount (a "position hedge"). Instead of entering into a position hedge, a Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated (a "cross-hedge").

Futures Contracts and Options on Futures Contracts. A Fund may buy and sell futures contracts on fixed-income or other securities or foreign currencies, and contracts based on interest rates or financial indices, including any index of U.S. Government securities, foreign government securities or corporate debt securities.

Options on futures contracts are options that call for the delivery of futures contracts upon exercise. Options on futures contracts written or purchased by a Fund will be traded on U.S. or foreign exchanges and, except for Alliance Short-Term U.S. Government and Alliance Global Strategic Income, will be used only for hedging purposes.

Alliance Limited Maturity Government, Alliance U.S. Government, Alliance Multi-Market Strategy, Alliance North American Government Income and Alliance Global Strategic Income will not enter into a futures contract or write or purchase an option on a futures contract if immediately thereafter the market values of the outstanding futures contracts of the Fund and the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of its total assets. Alliance Mortgage Securities Income will not write or purchase options on futures contracts. Nor will Alliance Limited Maturity Government, Alliance U.S. Government, Alliance Mortgage Securities Income, Alliance Multi-Market Strategy, Alliance North American Government Income or Alliance Global Strategic Income enter into a futures contract or, if otherwise permitted, write or purchase an option on a futures contract, if immediately thereafter the aggregate of initial margin deposits on all the outstanding futures contracts of the Fund and premiums paid on outstanding options on futures contracts would exceed 5% of the market value of the total assets of the Fund. In addition, Alliance Mortgage Securities Income and Alliance Global Strategic Income will not enter into any futures contract (i) other than one on fixed-income securities or based on interest rates, or (ii) if immediately thereafter the sum of the then aggregate futures market prices of financial instruments required to be delivered under open futures contract sales and the aggregate futures market prices of instruments required to be delivered under open futures contract purchases would exceed 30% of the value of the Fund's total assets.

Interest Rate Transactions (Swaps, Caps, and Floors). Each Fund that may enter into interest rate swap, cap, or floor transactions expects to do so primarily for hedging purposes, which may include preserving a return or spread on a particular investment or portion of its portfolio or protecting against an increase in the price of securities the Fund anticipates purchasing at a later date. The Funds do not intend to use these transactions in a speculative manner.

Interest rate swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest (e.g., an exchange of floating rate payments for fixed rate payments) computed based on a contractually-based principal (or "notional") amount. Interest rate swaps are entered into on a net basis (i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments).

Interest rate caps and floors are similar to options in that the purchase of an interest rate cap or floor entitles the purchaser, to the extent that a specified index exceeds (in the case of a cap) or falls below (in the case of a floor) a predetermined interest rate, to receive payments of interest on a notional amount from the party selling the interest rate cap or floor. A Fund may enter into interest rate swaps, caps, and floors on either an asset-based or liability-based basis, depending upon whether it is hedging its assets or liabilities.


There is no limit on the amount of interest rate transactions that may be entered into by a Fund that is permitted to enter into such transactions. Alliance Multi-Market Strategy, Alliance North American Government Income and Alliance Global Strategic Income may enter into interest rate swaps involving payments in the same currency or in different currencies. Alliance Short-Term U.S. Government, Alliance U.S. Government, Alliance Limited Maturity
Government, Alliance Quality Bond, Alliance Mortgage Securities Income,
Alliance Global Dollar Government, Alliance Global Strategic Income and
Alliance Corporate Bond will not enter into an interest rate swap, cap, or floor transaction unless the unsecured senior long- or short-term debt or the claims-paying ability of the other party is then rated in the highest rating category of at least one NRSRO. Each of Alliance Multi-Market Strategy, Alliance North American Government Income, and Alliance Global Strategic Income will enter into interest rate swap, cap or floor transactions with its respective custodian, and with other counterparties, but only if: (i) for transactions with maturities under one year, such other counterparty has outstanding prime commercial paper; or (ii) for transactions with maturities greater than one year, the counterparty has high-quality debt securities outstanding.


The swap market has grown substantially in recent years, with a large number of banks and investment banking firms acting both as principals and as agents utilizing standardized swap documentation. As a result, the swap market has become well established and relatively liquid. Caps and floors are less liquid than swaps. These transactions do not involve the delivery of securities or other underlying assets or principal. Accordingly, unless there is a counterparty default, the risk of loss to a Fund from interest rate transactions is limited to the net amount of interest payments that the Fund is contractually obligated to make.

Options on Foreign Currencies. A Fund invests in options on foreign currencies that are privately negotiated or traded on U.S. or foreign exchanges for the purpose of protecting against declines in the U.S. Dollar value of foreign currency denominated securities held by a Fund and against increases in the U.S. Dollar cost of securities to be acquired. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates, although if rates move adversely, a Fund may forfeit the entire amount of the premium plus related transaction costs.

Options on Securities. In purchasing an option on securities, a Fund would be in a position to realize a gain if, during the option period, the price of the underlying securities increased (in the case of a call) or decreased (in the case of a put) by an amount in excess of the premium paid; otherwise the Fund would experience a loss not greater than the premium paid for the option. Thus, a Fund would realize a loss if the price of the underlying security declined or remained the same (in the case of a call) or increased or remained the same (in the case of a put) or otherwise did not increase (in the case of a put) or decrease (in the case of a call) by more than the amount of the premium. If a put or call option purchased by a Fund were permitted to expire without being sold or exercised, its premium would represent a loss to the Fund.

A Fund may write a put or call option in return for a premium, which is retained by the Fund whether or not the option is exercised. Except with respect to uncovered call options written for cross-hedging purposes, none of the Funds will write uncovered call or put options on securities. A call option written by a Fund is "covered" if the Fund owns the underlying security, has an absolute and immediate right to acquire that security upon conversion or exchange of another security it holds, or holds a call option on the underlying security with an exercise price equal to or less than that of the call option it has written. A put option written by a Fund is covered if the Fund holds a put option on the underlying securities with an exercise price equal to or greater than that of the put option it has written.

The risk involved in writing an uncovered call option is that there could be an increase in the market value of the underlying security, and a Fund could be obligated to acquire the underlying security at its current price and sell it at a lower price. The risk of loss from writing an uncovered put option is limited to the exercise price of the option.

A Fund may write a call option on a security that it does not own in order to hedge against a decline in the value of a security that it owns or has the right to acquire, a technique referred to as "cross-hedging." A Fund would write a call option for cross-hedging purposes, instead of writing a covered call option, when the premium to be received from the cross-hedge transaction exceeds that to be received from writing a covered call option, while at the same time achieving the desired hedge. The correlation risk involved in cross-hedging may be greater than the correlation risk involved with other hedging strategies.

Alliance Short-Term U.S. Government, Alliance U.S. Government, Alliance Mortgage Securities Income, Alliance North American Government Income, Alliance Global Dollar Government, Alliance Global Strategic

Income, Alliance Quality Bond, Alliance Corporate Bond, and Alliance High Yield generally purchase or write privately negotiated options on securities. A Fund that does so will effect such transactions only with investment dealers and other financial institutions (such as commercial banks or savings and loan institutions) deemed creditworthy by Alliance. Privately negotiated options purchased or written by a Fund may be illiquid and it may not be possible for the Fund to effect a closing transaction at an advantageous time. Alliance Mortgage Securities Income, Alliance U.S. Government and Alliance Corporate Bond will not purchase an option on a security if, immediately thereafter, the aggregate cost of all outstanding options purchased by the Fund would exceed 2% of the Fund's total assets. Nor will these Funds write an option if, immediately thereafter, the aggregate value of the Fund's portfolio securities subject to outstanding options would exceed 15% of the Fund's total assets.


Options on Securities Indices. An option on a securities index is similar to an option on a security except that, rather than taking or making delivery of a security at a specified price, an option on a securities index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing level of the chosen index is greater than (in the case of a call) or less than (in the case of a put) the exercise price of the option.

Brady Bonds. Brady Bonds are created through the exchange of existing commercial bank loans to foreign entities for new obligations in connection with debt restructurings under a plan introduced by former U.S. Secretary of the Treasury, Nicholas F. Brady (the "Brady Plan"). Brady Bonds have been issued only recently, and, accordingly, do not have a long payment history. They may be collateralized or uncollateralized and issued in various currencies (although most are U.S. Dollar-denominated) and they are actively traded in the over-the-counter secondary market.

U.S. Dollar-denominated, collateralized Brady Bonds, which may be fixed-rate par bonds or floating rate discount bonds, are generally collateralized in full as to principal due at maturity by U.S. Treasury zero coupon obligations that have the same maturity as the Brady Bonds. Interest payments on these Brady Bonds generally are collateralized by cash or securities in an amount that, in the case of fixed rate bonds, is equal to at least one year of rolling interest payments based on the applicable interest rate at that time and is adjusted at regular intervals thereafter. Certain Brady Bonds are entitled to "value recovery payments" in certain circumstances, which in effect constitute supplemental interest payments but generally are not collateralized. Brady Bonds are often viewed as having up to four valuation components: (i) collateralized repayment of principal at final maturity, (ii) collateralized interest payments,
(iii) uncollateralized interest payments, and (iv) any uncollateralized repayment of principal at maturity (these uncollateralized amounts constitute the "residual risk"). In the event of a default with respect to collateralized Brady Bonds as a result of which the payment obligations of the issuer are accelerated, the U.S. Treasury zero coupon obligations held as collateral for the payment of principal will not be distributed to investors, nor will such obligations be sold and the proceeds distributed. The collateral will be held by the collateral agent to the scheduled maturity of the defaulted Brady Bonds, which will continue to be outstanding, at which time the face amount of the collateral will equal the principal payments that would have then been due on the Brady Bonds in the normal course. In light of the residual risk of Brady Bonds and, among other factors, the history of defaults with respect to commercial bank loans by public and private entities of countries issuing Brady Bonds, investments in Brady Bonds are to be viewed as speculative.

Convertible Securities. Prior to conversion, convertible securities have the same general characteristics as non-convertible debt securities, which provide a stable stream of income with generally higher yields than those of equity securities of the same or similar issuers. The price of a convertible security will normally vary with changes in the price of the underlying equity security, although the higher yield tends to make the convertible security less volatile than the underlying equity security. As with debt securities, the market value of convertible securities tends to decrease as interest rates rise and increase as interest rates decline. While convertible securities generally offer lower interest or dividend yields than non-convertible debt securities of similar quality, they enable investors to benefit from increases in the market price of the underlying common stock. Convertible debt securities that are rated Baa or lower by Moody's or BBB or lower by S&P, Duff & Phelps or Fitch and comparable unrated securities may share some or all of the risks of debt securities with those ratings.

Forward Commitments. Forward commitments for the purchase or sale of securities may include purchases on a when-issued basis or purchases or sales on a delayed delivery basis. In some cases, a forward commitment may be conditioned upon the occurrence of a subsequent event, such as approval and consummation of a merger, corporate reorganization or debt restructuring or approval of a proposed financing by appropriate authorities (i.e., a "when, as and if issued" trade).

When forward commitments with respect to fixed-income securities are negotiated, the price, which is generally expressed in yield terms, is fixed at the time the commitment is made, but payment for and delivery of the securities take place at a later date. Normally, the settlement date occurs within two months after the transaction, but settlements beyond two months may be negotiated. Securities purchased or sold under a forward commitment are subject to market fluctuation and no interest or dividends accrues to the purchaser prior to the settlement date.

The use of forward commitments helps a Fund to protect against anticipated changes in interest rates and prices. For instance, in periods of rising interest rates and falling bond prices, a Fund might sell securities in its portfolio on a forward commitment basis to limit its exposure to falling bond prices. In periods of falling interest rates and rising bond prices, a Fund might sell a security in its portfolio and purchase the same or a similar security on a when-issued or forward commitment basis, thereby obtaining the benefit of currently higher cash yields. No forward commitments will be made by Alliance Limited Maturity Government, Alliance North American Government Income, Alliance Global Dollar Government or Alliance Global Strategic Income if, as a result, the Fund's aggregate forward commitments under such transactions would be more than 25% of the total assets of Alliance Global Strategic Income and 30% of the total assets of each of the other Funds.

A Fund's right to receive or deliver a security under a forward commitment may be sold prior to the settlement date. The Funds enter into forward commitments, however, only with the intention of actually receiving securities or delivering them, as the case may be. If a Fund, however, chooses to dispose of the right to acquire a when-issued security prior to its acquisition or dispose of its right to deliver or receive against a forward commitment, it may realize a gain or incur a loss.

Illiquid Securities. The Funds will limit their investments in illiquid securities to 15% of their net assets, except that the limit is 10% for Alliance Mortgage Securities Income, Alliance Multi-Market Strategy, and Alliance North American Government Income, and 5% for Alliance Short-Term U.S. Government. As a matter of fundamental policy, Alliance Corporate Bond cannot purchase illiquid securities. Illiquid securities generally include (i) direct placements or other securities that are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., when trading in the security is suspended or, in the case of unlisted securities, when market makers do not exist or will not entertain bids or offers), including many currency swaps and any assets used to cover currency swaps, (ii) over-the-counter options and assets used to cover over-the-counter options, and (iii) repurchase agreements not terminable within seven days.

A Fund that invests in illiquid securities may not be able to sell such securities and may not be able to realize their full value upon sale. Alliance will monitor each Fund's investments in illiquid securities. Rule 144A securities will not be treated as "illiquid" for the purposes of the limit on investments so long as the securities meet liquidity guidelines established by the Board of Directors.

Indexed Commercial Paper. Indexed commercial paper may have its principal linked to changes in foreign currency exchange rates whereby its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the referenced exchange rate. Each Fund that invests in indexed commercial paper may do so without limitation. A Fund will receive interest and principal payments on such commercial paper in the currency in which such commercial paper is denominated, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables a Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. A Fund will purchase such commercial paper for hedging purposes only, not for speculation.

Investment in Other Investment Companies. Alliance Global Dollar Government may invest in other investment companies whose investment objectives and policies are consistent with those of the Fund. If the Fund acquires shares in investment companies, shareholders would bear both their proportionate share of expenses in the Fund (including management and advisory fees) and, indirectly, the expenses of such investment companies (including management and advisory fees).


Loans of Portfolio Securities. A Fund may make secured loans of portfolio securities to brokers, dealers and financial institutions, provided that cash, liquid high grade debt securities or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other secured extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially. In determining whether to lend securities to a particular borrower, Alliance will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned from the securities. The Fund may invest any cash collateral in portfolio securities and earn additional income or receive an agreed-upon amount of income from a borrower who has delivered equivalent collateral. Lending of portfolio securities is limited to 50% of net assets for Alliance High Yield, 25% of net assets for Alliance Short-Term U.S. Government and Alliance Global
Strategic Income, and 20% of net assets for Alliance Limited Maturity Government, Alliance Mortgage Securities Income, Alliance Multi-Market
Strategy, Alliance North American Government Income and Alliance Global
Dollar Government, and to 50% of total assets for Alliance Quality Bond.


Loan Participations and Assignments. A Fund's investments in loans are expected in most instances to be in the form of participations in loans and assignments of all or a portion of loans from third parties. A Fund's investment in loan participations typically will result in the Fund having a contractual relationship only with the lender and not with the borrower. A Fund will acquire participations only if the lender interpositioned between the Fund and the borrower is a lender having total assets of more than $25 billion and whose senior unsecured debt is rated investment grade or higher. When a Fund purchases a loan assignment from a lender it will acquire direct rights against the borrower on the loan. Because loan assignments are arranged through private negotiations between potential assignees and potential assignors, however, the rights and obligations acquired by a Fund as the purchaser of an assignment may differ from, and be more limited than, those held by the assigning lender.

The assignability of certain sovereign debt obligations, with respect to Alliance Global Dollar Government and Alliance Global Strategic Income, or foreign government securities, with respect to Alliance Corporate Bond and Alliance High Yield, is restricted by the governing documentation as to the nature of the assignee such that the only way in which the Fund may acquire an interest in a loan is through a participation and not an assignment. A Fund may have difficulty disposing of assignments and participations because to do so it will have to assign such securities to a third party. Because there may not be a liquid market for such investments, they can probably be sold only to a limited number of institutional investors. The lack of a liquid secondary market may have an adverse effect on the value of such investments and a Fund's ability to dispose of particular participations and assignments when necessary to meet its liquidity needs in response to a specific economic event such as a deterioration in the creditworthiness of the borrower. The lack of a liquid secondary market for participations and assignments also may make it more difficult for the Fund to assign a value to these investments for purposes of valuing the Fund's portfolio and calculating its net asset value.

Alliance Global Dollar Government and Alliance Global Strategic Income may invest up to 25%, and Alliance Corporate Bond may invest up to 15%, of their total assets in loan participations and assignments.

Mortgage-Related Securities. The Funds' investments in mortgage-related securities typically are securities representing interests in pools of mortgage loans made to home owners. The mortgage loan pools may be assembled for sale to investors (such as a Fund) by governmental or private organizations. Mortgage-related securities bear interest at either a fixed rate or an adjustable rate determined by reference to an index rate. Mortgage-related securities frequently provide for monthly payments that consist of both interest and principal, unlike more traditional debt securities, which normally do not provide for periodic repayments of principal.

Securities representing interests in pools created by private issuers generally offer a higher rate of interest than securities representing interests in pools created by governmental issuers because there are no direct or indirect governmental guarantees of the underlying mortgage payments. Private issuers sometimes obtain committed loan facilities, lines of credit, letters of credit, surety bonds or other forms of liquidity and credit enhancement to support the timely payment of interest and principal with respect to their securities if the borrowers on the underlying mortgages fail to make their mortgage payments. The ratings of such non-governmental securities are generally dependent upon the ratings of the providers of such liquidity and credit support and would be adversely affected if the rating of such an enhancer were downgraded. A Fund may buy mortgage-related securities without credit enhancement if the securities meet the Fund's investment standards.

One type of mortgage-related security is of the "pass-through" variety. The holder of a pass-through security is considered to own an undivided beneficial interest in the underlying pool of mortgage loans and receives a pro rata share of the monthly payments made by the borrowers on their mortgage loans, net of any fees paid to the issuer or guarantor of the securities. Prepayments of mortgages resulting from the sale, refinancing, or foreclosure of the underlying properties are also paid to the holders of these securities, which, as discussed below, frequently causes these securities to experience significantly greater price and yield volatility than experienced by traditional fixed-income securities. Some mortgage-related securities, such as securities issued by GNMA, are referred to as "modified pass-through" securities. The holders of these securities are entitled to the full and timely payment of principal and interest, net of certain fees, regardless of whether payments are actually made on the underlying mortgages.

Another form of mortgage-related security is a "pay-through" security, which is a debt obligation of the issuer secured by a pool of mortgage loans pledged as collateral that is legally required to be paid by the issuer, regardless of whether payments are actually made on the underlying mortgages. CMOs are the predominant type of "pay-through" mortgage-related security. In a CMO, a series of bonds or certificates is issued in multiple classes. Each class of a CMO, often referred to as a "tranche," is issued at a specific coupon rate and has a stated maturity or final distribution date. Principal prepayments on collateral underlying a CMO may cause one or more tranches of the CMO to be retired substantially earlier than the stated maturities or final distribution dates of the collateral. The principal and interest on the underlying mortgages may be allocated among several classes of a series of a CMO in many ways. CMOs may be issued by a U.S. Government instrumentality or agency or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by GNMA, FNMA or FHLMC, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by GNMA, FNMA, FHLMC, any other governmental agency or any other person or entity.

Another type of mortgage-related security, known as ARMS, bears interest at a rate determined by reference to a predetermined interest rate or index. There are two main categories of rates or indices: (i) rates based on the yield on U.S. Treasury securities; and (ii) indices derived from a calculated measure such as a cost of funds index or a moving average of mortgage rates. Some rates and indices closely mirror changes in market interest rate levels, while others tend to lag changes in market rate levels and tend to be somewhat less volatile.

ARMS may be secured by fixed-rate mortgages or adjustable-rate mortgages. ARMS secured by fixed-rate mortgages generally have lifetime caps on the coupon rates of the securities. To the extent that general interest rates increase faster than the interest rates on the ARMS, these ARMS will decline in value. The adjustable-rate mortgages that secure ARMS will frequently have caps that limit the maximum amount by which the interest rate or the monthly principal and interest payments on the mortgages may increase. These payment caps can result in negative amortization (i.e., an increase in the balance of the mortgage loan). Since many adjustable-rate mortgages only reset on an annual basis, the values of ARMS tend to fluctuate to the extent that changes in prevailing interest rates are not immediately reflected in the interest rates payable on the underlying adjustable-rate mortgages.

SMRS are mortgage-related securities that are usually structured with two classes of securities collateralized by a pool of mortgages or a pool of mortgage-backed bonds or pass-through securities, with each class receiving different proportions of the principal and interest payments from the underlying assets. A common type of SMRS has one class of interest-only securities or IOs receiving all of the interest payments from the underlying assets; while the other class of securities, principal-only securities or POs, receives all of the principal payments from the underlying assets. IOs and POs are extremely sensitive to interest rate changes and are more volatile than mortgage-related securities that are not stripped. IOs tend to decrease in value as interest rates decrease, while POs generally increase in value as interest rates decrease. If prepayments of the underlying mortgages are greater than anticipated, the amount of interest earned on the overall pool will decrease due to the decreasing principal balance of the assets. Changes in the values of IOs and POs can be substantial and occur quickly, such as occurred in the first half of 1994 when the value of many POs dropped precipitously due to increases in interest rates. For this reason, none of the Funds relies on IOs and POs as the principal means of furthering its investment objective.

The value of mortgage-related securities is affected by a number of factors. Unlike traditional debt securities, which have fixed maturity dates, mortgage-related securities may be paid earlier than expected as a result of prepayments of underlying mortgages. Such prepayments generally occur during periods of falling mortgage interest rates. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in the early payment of the applicable mortgage-related securities. In that event, a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in investments that provide as high a yield as the mortgage-related securities. Early payments associated with mortgage-related securities cause these securities to experience significantly greater price and yield volatility than is experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by the level of general interest rates, general economic conditions, and other social and demographic factors. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective life of mortgage-related securities, subjecting them to greater risk of decline in market value in response to rising interest rates. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return it expected.

Although the market for mortgage-related securities is becoming increasingly liquid, those issued by certain private organizations may not be readily marketable. In particular, the secondary markets for CMOs, IOs, and POs may be more volatile and less liquid than those for other mortgage-related securities, thereby potentially limiting a Fund's ability to buy or sell those securities at any particular time.

As with fixed-income securities generally, the value of mortgage-related securities also can be adversely affected by increases in general interest rates relative to the yield provided by such securities. Such an adverse effect is especially possible with fixed-rate mortgage securities. If the yield available on other investments rises above the yield of the fixed-rate mortgage securities as a result of general increases in interest rate levels, the value of the mortgage-related securities will decline. Although the negative effect could be lessened if the mortgage-related securities were to be paid earlier (thus permitting a Fund to reinvest the prepayment proceeds in investments yielding the higher current interest rate), as described above the rates of mortgage prepayments and early payments of mortgage-related securities generally tend to decline during a period of rising interest rates.

Although the values of ARMS may not be affected as much as the values of fixed-rate mortgage securities by rising interest rates, ARMS may still decline in value as a result of rising interest rates. Although, as described above, the yields on ARMS vary with changes in the applicable interest rate or index, there is often a lag between increases in general interest rates and increases in the yield on ARMS as a result of relatively infrequent interest rate reset dates. In addition, adjustable-rate mortgages and ARMS often have interest rate or payment caps that limit the ability of the adjustable-rate mortgages or ARMS to fully reflect increases in the general level of interest rates.

Other Asset-Backed Securities. The securitization techniques used to develop mortgage-related securities are being applied to a broad range of financial assets. Through the use of trusts and special purpose corporations, various types of assets, including automobile loans and leases, credit card receivables, home equity loans, equipment leases and trade receivables, are being securitized in structures similar to the structures used in mortgage securitizations. These asset-backed securities are subject to risks associated with changes in interest rates and prepayment of underlying obligations similar to the risks of investment in mortgage-related securities discussed above.

Each type of asset-backed security also entails unique risks depending on the type of assets involved and the legal structure used. For example, credit card receivables are generally unsecured obligations of the credit card holder and the debtors are entitled to the protection of a number of state and federal consumer credit laws, many of which give such debtors the right to set off certain amounts owed on the credit cards, thereby reducing the balance due. In some transactions, the value of the asset-backed security is dependent on the performance of a third party acting as credit enhancer or servicer. In some transactions (such as those involving the securitization of vehicle loans or leases) it may be administratively burdensome to perfect the interest of the security issuer in the underlying collateral and the underlying collateral may become damaged or stolen.

Repurchase Agreements. A repurchase agreement arises when a buyer purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally a day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate for the period the buyer's money is invested in the security. Such agreements permit a Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. A Fund requires continual maintenance of collateral in an amount equal to, or in excess of, the resale price. If a vendor defaults on its repurchase obligation, a Fund would suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. If a vendor goes bankrupt, a Fund might be delayed in, or prevented from, selling the collateral for its benefit.

Reverse Repurchase Agreements and Dollar Rolls. Reverse repurchase agreements involve sales by a Fund of portfolio assets concurrently with an agreement by the Fund to repurchase the same assets at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on these securities. Generally, the effect of such a transaction is that a Fund can recover all or most of the cash invested in the portfolio securities involved during the term of the reverse repurchase agreement, while it will be able to keep the interest income associated with those portfolio securities. Such transactions are advantageous only if the interest cost to a Fund of the reverse repurchase transaction is less than the cost of otherwise obtaining the cash.

Dollar rolls involve sales by a Fund of securities for delivery in the current month and the Fund's simultaneously contracting to repurchase substantially similar (same type and coupon) securities on a specified future date. During the roll period, a Fund forgoes principal and interest paid on the securities. A Fund is compensated by the difference between the current sales price and the lower forward price for the future purchase (often referred to as the "drop") as well as by the interest earned on the cash proceeds of the initial sale.

Reverse repurchase agreements and dollar rolls involve the risk that the market value of the securities a Fund is obligated to repurchase under the agreement may decline below the repurchase price. In the event the buyer of securities under a reverse repurchase agreement or dollar roll files for bankruptcy or becomes insolvent, a Fund's use of the proceeds of the agreement may be restricted pending a determination by the other party, or its trustee or receiver, whether to enforce the Fund's obligation to repurchase the securities.

Reverse repurchase agreements and dollar rolls are speculative techniques and are considered borrowings by the Funds. Alliance Short-Term U.S. Government may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 33-1/3% of its total assets. Under normal circumstances, Alliance Limited Maturity Government and Alliance U.S. Government do not expect to engage in reverse repurchase agreements and dollar rolls with respect to greater than 50% of their total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by Alliance Global Dollar Government will not exceed 33% of its total assets less liabilities (other than amounts borrowed). Alliance Global Strategic Income may enter into reverse repurchase agreements with commercial banks and registered broker-dealers in order to increase income, in an amount up to 25% of its total assets. Reverse repurchase agreements and dollar rolls together with any borrowings by Alliance Global Strategic Income will not exceed 25% of its total assets.


Rights and Warrants. Rights and warrants are option securities permitting their holders to subscribe for other securities. Alliance Global Dollar Government may invest in warrants, and Alliance Global Strategic Income and Alliance Quality Bond may invest in rights and warrants, for debt securities or for equity securities that are acquired in connection with debt instruments. Rights are similar to warrants except that they have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. As a result, an investment in rights and warrants may be considered more speculative than certain other types of investments. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date. Alliance Global Strategic Income may invest up to 20% of its total assets in rights and warrants.

Short Sales. A short sale is effected by selling a security that a Fund does not own, or if the Fund owns the security, is not to be delivered upon consummation of the sale. A short sale is "against the box" if a Fund owns or has the right to obtain without payment securities identical to those sold short. Alliance Short-Term U.S. Government and Alliance Global Dollar Government each may make short sales only against the box and only for the purpose of deferring realization of a gain or loss for U.S. federal income tax purposes. In addition, each of these Funds may not make a short sale if, as a result, more than 10% of net assets (taken at market value), with respect to Alliance Global Dollar Government, and 10% of total assets, with respect to Alliance Short-Term U.S. Government, would be held as collateral for short sales.

Alliance Global Strategic Income may make a short sale in anticipation that the market price of that security will decline. When the Fund makes a short sale of a security that it does not own, it must borrow from a broker-dealer the security sold short and deliver the security to the broker-dealer upon conclusion of the short sale. The Fund may be required to pay a fee to borrow particular securities and is often obligated to pay over any payments received on such borrowed securities. The Fund's obligation to replace the borrowed security will be secured by collateral deposited with a broker-dealer qualified as a custodian. Depending on the arrangements the Fund makes with the broker-dealer from which it borrowed the security regarding remittance of any payments received by the Fund on such security, the Fund may or may not receive any payments (e.g., dividends or interest) on its collateral deposited with the broker-dealer.

In order to defer realization of a gain or loss for U.S. federal income tax purposes, Alliance Global Strategic Income may also make short sales "against the box" of securities which are eligible for such deferral. The Fund may not make a short sale, if as a result, more than 25% of its total assets would be held as collateral for short sales.

If the price of the security sold short increases between the time of the short sale and the time a Fund replaces the borrowed security, the Fund will incur a loss; conversely, if the price declines, the Fund will realize a short-term capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. Although a Fund's gain is limited to the price at which it sold the security short, its potential loss is theoretically unlimited.

Standby Commitment Agreements. Standby commitment agreements are similar to put options that commit a Fund, for a stated period of time, to purchase a stated amount of a security that may be issued and sold to the Fund at the option of the issuer. The price and coupon of the security are fixed at the time of the commitment. At the time of entering into the agreement, the Fund is paid a commitment fee regardless of whether the security ultimately is issued. The Funds will enter into such agreements only for the purpose of investing in the security underlying the commitment at a yield and price considered advantageous and unavailable on a firm commitment basis. No Fund will enter into a standby commitment with a remaining term in excess of 45 days. The Funds will limit their investments in standby commitments so that the aggregate purchase price of the securities subject to the commitments does not exceed 20%, or 25% with respect to Alliance Global Strategic Income, of their assets.

There is no guarantee that the security subject to a standby commitment will be issued. In addition, the value of the security, if issued, on the delivery date may be more or less than its purchase price. Since the issuance of the security is at the option of the issuer, a Fund will bear the risk of capital loss in the event the value of the security declines and may not benefit from an appreciation in the value of the security during the commitment period if the issuer decides not to issue and sell the security to the Fund.

Structured Securities. Structured securities in which Alliance Global Dollar Government, Alliance Global Strategic Income and Alliance Corporate Bond may invest represent interests in entities organized and operated solely for the purpose of restructuring the investment characteristics of sovereign debt obligations, with respect to Alliance Global Dollar Government and Alliance Global Strategic Income, or foreign government securities, with respect to Alliance Corporate Bond. This type of restructuring involves the deposit with or purchase by an entity, such as a corporation or trust, of specified instruments (such as commercial bank loans or Brady Bonds) and the issuance by that entity of one or more classes of structured securities backed by, or representing interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics such as varying maturities, payment priorities and interest rate provisions, and the extent of the payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will be equivalent to that of the underlying instruments. Structured securities of a given class may be either subordinated or unsubordinated to the right of payment of another class. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Alliance Global Dollar Government may invest up to 25% of its total assets, and Alliance Global Strategic Income and Alliance Corporate Bond may invest without limit, in these types of structured securities.

Variable, Floating and Inverse Floating Rate Instruments. Fixed-income securities may have fixed, variable or floating rates of interest. Variable and floating rate securities pay interest at rates that are adjusted periodically, according to a specified formula. A "variable" interest rate adjusts at predetermined intervals (e.g., daily, weekly or monthly), while a "floating" interest rate adjusts whenever a specified benchmark rate (such as the bank prime lending rate) changes.

A Fund may invest in fixed-income securities that pay interest at a coupon rate equal to a base rate, plus additional interest for a certain period of time if short-term interest rates rise above a predetermined level or "cap." The amount of such an additional interest payment typically is calculated under a formula based on a short-term interest rate index multiplied by a designated factor.

Leveraged inverse floating rate debt instruments are sometimes known as inverse floaters. The interest rate on an inverse floater resets in the opposite direction from the market rate of interest to which the inverse floater is indexed. An inverse floater may be considered to be leveraged to the extent that its interest rate varies by a magnitude that exceeds the magnitude of the change in the index rate of interest. The higher degree of leverage inherent in inverse floaters is associated with greater volatility in market value, such that, during periods of rising interest rates, the market values of inverse floaters will tend to decrease more rapidly than those of fixed rate securities.

Zero Coupon and Principal-Only Securities. Zero coupon securities and principal-only (PO) securities are debt securities that have been issued without interest coupons or stripped of their unmatured interest coupons, and include receipts or certificates representing interests in such stripped debt obligations and coupons. Such a security pays no interest to its holder during its life. Its value to an investor consists of the difference between its face value at the time of maturity and the price for which it was acquired, which is generally an amount significantly less than its face value. Such securities usually trade at a deep discount from their face or par value and are subject to greater fluctuations in market value in response to changing interest rates than debt obligations of comparable maturities and credit quality that make current distributions of interest. On the other hand, because there are no periodic interest payments to be reinvested prior to maturity, these securities eliminate reinvestment risk and "lock in" a rate of return to maturity.

Zero coupon Treasury securities are U.S. Treasury bills issued without interest coupons. Principal-only Treasury securities are U.S. Treasury notes and bonds that have been stripped of their unmatured interest coupons, and receipts or certificates representing interests in such stripped debt obligations. Currently the only U.S. Treasury security issued without coupons is the Treasury bill. Although the U.S. Treasury does not itself issue Treasury notes and bonds without coupons, under the U.S. Treasury STRIPS program interest and principal payments on certain long-term Treasury securities may be maintained separately in the Federal Reserve book entry system and may be separately traded and owned. In addition, in the last few years a number of banks and brokerage firms have separated ("stripped") the principal portions from the coupon portions of U.S. Treasury bonds and notes and sold them separately in the form of receipts or certificates representing undivided interests in these instruments (which are generally held by a bank in a custodial or trust account).


Alliance Global Strategic Income, Alliance Quality Bond and Alliance Corporate Bond also may invest in "pay-in-kind" debentures (i.e., debt obligations the interest on which may be paid in the form of obligations of the same type rather than cash), which have characteristics similar to zero coupon securities.


Future Developments. A Fund may, following written notice to its shareholders, take advantage of other investment practices that are not currently contemplated for use by the Fund, or are not available but may yet be developed, to the extent such investment practices are consistent with the Fund's investment objective and legally permissible for the Fund. Such investment practices, if they arise, may involve risks that are different from or exceed those involved in the practices described above.

Portfolio Turnover. The portfolio turnover rate for each Fund is included in the Financial Highlights section. The Funds are actively managed and, in some cases in response to market conditions, a Fund's portfolio turnover may exceed 100%. A higher rate of portfolio turnover increases brokerage and other expenses, which must be borne by the Fund and its shareholders. High portfolio turnover also may result in the realization of substantial net short-term capital gains, which, when distributed, are taxable to shareholders.

Temporary Defensive Position. For temporary defensive purposes, each Fund may invest in certain types of short-term, liquid, high grade or high quality (depending on the Fund) debt securities. These securities may include U.S. Government securities, qualifying bank deposits, money market instruments, prime commercial paper and other types of short-term debt securities, including notes and bonds. For Funds that may invest in foreign countries, such securities may also include short-term, foreign-currency denominated securities of the type mentioned above issued by foreign governmental entities, companies and supranational organizations. While the Funds are investing for temporary defensive purposes, they may not meet their investment objectives.

ADDITIONAL RISK CONSIDERATIONS

Investment in certain of the Funds involves the special risk considerations described below. Certain of these risks may be heightened when investing in emerging markets.

Currency Considerations. Those Funds that invest some portion of their assets in securities denominated in, and receive revenues in, foreign currencies will be adversely affected by reductions in the value of those currencies relative to the U.S. Dollar. These changes will affect a Fund's net assets, distributions and income. If the value of the foreign currencies in which a Fund receives income falls relative to the U.S. Dollar between receipt of the income and the making of Fund distributions, a Fund may be required to liquidate securities in order to make distributions if the Fund has insufficient cash in U.S. Dollars to meet the distribution requirements that the Fund must satisfy to qualify as a regulated investment company for federal income tax purposes. Similarly, if an exchange rate declines between the time a Fund incurs expenses in U.S. Dollars and the time cash expenses are paid, the amount of the currency required to be converted into U.S. Dollars in order to pay expenses in U.S. Dollars could be greater than the equivalent amount of such expenses in the currency at the time they were incurred. In light of these risks, a Fund may engage in certain currency hedging transactions, as described above, which involve certain special risks.

Effects of Borrowing. A Fund's loan agreements provide for additional borrowings and for repayments and reborrowings from time to time, and each Fund that may borrow expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its borrowing target. The loan agreements provide for a selection of interest rates that are based on the bank's short-term funding costs in the U.S. and London markets.

Borrowings by a Fund result in leveraging of the Fund's shares. Utilization of leverage, which is usually considered speculative, involves certain risks to a Fund's shareholders. These include a higher volatility of the net asset value of a Fund's shares and the relatively greater effect on the net asset value of the shares. So long as a Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize a higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations of a Fund's investments. If the interest expense on borrowings approaches the net return on a Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced. If the interest expense on borrowings were to exceed the net return to shareholders, a Fund's use of leverage would result in a lower rate of return. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share. In an extreme case, if a Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments and reduce the net asset value of a Fund's shares.


In the event of an increase in rates on U.S. Government securities or other changed market conditions, to the point where leverage by Alliance Multi-Market Strategy, Alliance Global Strategic Income, Alliance North American Government Income or Alliance Quality Bond could adversely affect the Funds' shareholders, as noted above, or in anticipation of such changes, each Fund may increase the percentage of its investment portfolio invested in U.S. Government securities, which would tend to offset the negative impact of leverage on Fund shareholders. Each Fund may also reduce the degree to which it is leveraged by repaying amounts borrowed.


Fixed-Income Securities. The value of each Fund's shares will fluctuate with the value of its investments. The value of each Fund's investments will change as the general level of interest rates fluctuates. During periods of falling interest rates, the values of a Fund's securities will generally rise, although if falling interest rates are viewed as a precursor to a recession, the values of a Fund's securities may fall along with interest rates. Conversely, during periods of rising interest rates, the values of a Fund's securities will generally decline. Changes in interest rates have a greater effect on fixed-income securities with longer maturities and durations than those with shorter maturities and durations.

In seeking to achieve a Fund's investment objective, there will be times, such as during periods of rising interest rates, when depreciation and realization of capital losses on securities in a Fund's portfolio will be unavoidable. Moreover, medium- and lower-rated securities and non-rated securities of comparable quality may be subject to wider fluctuations in yield and market values than higher-rated securities under certain market conditions. Such fluctuations after a security is acquired do not affect the cash income received from that security but will be reflected in the net asset value of a Fund.

Foreign Securities. The securities markets of many foreign countries are relatively small, with the majority of market capitalization and trading volume concentrated in a limited number of companies representing a small number of industries. Consequently, a Fund whose investment portfolio includes foreign securities may experience greater price volatility and significantly lower liquidity than a portfolio invested solely in securities of U.S. companies. These markets may be subject to greater influence by adverse events generally affecting the market, and by large investors trading significant blocks of securities, than is usual in the United States.

Securities registration, custody and settlements may in some instances be subject to delays and legal and administrative uncertainties. Furthermore, foreign investment in the securities markets of certain foreign countries is restricted or controlled to varying degrees. These restrictions or controls may at times limit or preclude investment in certain securities and may increase the cost and expenses of a Fund. In addition, the repatriation of investment income, capital or the proceeds of sales of securities from certain of the countries is controlled under regulations, including in some cases the need for certain advance government notification or authority, and if a deterioration occurs in a country's balance of payments, the country could impose temporary restrictions on foreign capital remittances.

A Fund also could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation, as well as by the application to it of other restrictions on investment. Investing in local markets may require a Fund to adopt special procedures or seek local governmental approvals or other actions, any of which may involve additional costs to a Fund. These factors may affect the liquidity of a Fund's investments in any country and Alliance will monitor the effect of any such factor or factors on a Fund's investments. Furthermore, transaction costs including brokerage commissions for transactions both on and off the securities exchanges in many foreign countries are generally higher than in the U.S.

Issuers of securities in foreign jurisdictions are generally not subject to the same degree of regulation as are U.S. issuers with respect to such matters as insider trading rules, restrictions on market manipulation, shareholder proxy requirements, and timely disclosure of information. The reporting, accounting, and auditing standards of foreign countries may differ, in some cases significantly, from U.S. standards in important respects, and less information may be available to investors in foreign securities than to investors in U.S. securities. Substantially less information is publicly available about certain non-U.S. issuers than is available about most U.S. issuers.

The economies of individual foreign countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product or gross national product, rate of inflation, capital reinvestment, resource self-sufficiency, and balance of payments position. Nationalization, expropriation or confiscatory taxation, currency blockage, political changes, government regulation, political or social instability, or diplomatic developments could affect adversely the economy of a foreign country. In the event of nationalization, expropriation or other confiscation, a Fund could lose its entire investment in securities in the country involved. In addition, laws in foreign countries governing business organizations, bankruptcy and insolvency may provide less protection to security holders such as the Fund than that provided by U.S. laws.

Alliance believes that, except for currency fluctuations between the U.S. Dollar and the Canadian Dollar, the matters described above are not likely to have a material adverse effect on Alliance North American Government Income's investments in the securities of Canadian issuers or investments denominated in Canadian Dollars. The factors described above are more likely to have a material adverse effect on the Fund's investments in the securities of Mexican and other non-Canadian foreign issuers, including investments in securities denominated in Mexican Pesos or other non-Canadian foreign currencies. If not hedged, however, currency fluctuations could affect the unrealized appreciation and depreciation of Canadian Government securities as expressed in U.S. Dollars.

Investment in the Banking Industry. Due to its investment policies with respect to investments in the banking industry, Alliance Multi-Market Strategy will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; competition within those industries as well as with other types of financial institutions; and national and local governmental regulation. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize their exposure to such risks by investing only in debt securities which are determined to be of high quality.

Investment in Fixed-Income Securities Rated Baa and BBB. Securities rated Baa or BBB are considered to have speculative characteristics and share some of the same characteristics as lower-rated securities, as described below. Sustained periods of deteriorating economic conditions or of rising interest rates are more likely to lead to a weakening in the issuer's capacity to pay interest and repay principal than in the case of higher-rated securities.

Investment in Lower-Rated Fixed-Income Securities. Lower-rated securities are subject to greater risk of loss of principal and interest than higher-rated securities. They are also generally considered to be subject to greater market risk than higher-rated securities, and the capacity of issuers of lower-rated securities to pay interest and repay principal is more likely to weaken than is that of issuers of higher-rated securities in times of deteriorating economic conditions or rising interest rates. In addition, lower-rated securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. Securities rated Ba or BB are judged to have speculative elements or to be predominantly speculative with respect to the issuer's ability to pay interest and repay principal. Securities rated B are judged to have highly speculative elements or to be predominantly speculative. Such securities may have small assurance of interest and principal payments. Securities rated Baa by Moody's are also judged to have speculative characteristics.

The market for lower-rated securities may be thinner and less active than that for higher-rated securities, which can adversely affect the prices at which these securities can be sold. To the extent that there is no established secondary market for lower-rated securities, a Fund may experience difficulty in valuing such securities and, in turn, the Fund's assets.

Alliance will try to reduce the risk inherent in investment in lower-rated securities through credit analysis, diversification, and attention to current developments and trends in interest rates and economic and political conditions. There can be no assurance, however, that losses will not occur. Since the risk of default is higher for lower-rated securities, Alliance's research and credit analysis are a correspondingly more important aspect of its program for managing a Fund's securities than would be the case if a Fund did not invest in lower-rated securities. In considering investments for the Fund, Alliance will attempt to identify those high-yielding securities whose financial condition is adequate to meet future obligations, has improved, or is expected to improve in the future. Alliance's analysis focuses on relative values based on such factors as interest or dividend coverage, asset coverage, earnings prospects, and the experience and managerial strength of the issuer.


Unrated Securities. Unrated securities will also be considered for investment by Alliance North American Government Income, Alliance Global Dollar Government, Alliance Global Strategic Income, Alliance Quality Bond, Alliance Corporate Bond and Alliance High Yield when Alliance believes that the financial condition of the issuers of such securities, or the protection afforded by the terms of the securities themselves, limits the risk to the Fund to a degree comparable to that of rated securities which are consistent with the Fund's objective and policies.


Sovereign Debt Obligations. No established secondary markets may exist for many of the sovereign debt obligations in which Alliance Global Dollar Government and Alliance Global Strategic Income will invest. Reduced secondary market liquidity may have an adverse effect on the market price and a Fund's ability to dispose of particular instruments when necessary to meet its liquidity requirements or in response to specific economic events such as a deterioration in the creditworthiness of the issuer. Reduced secondary market liquidity for certain sovereign debt obligations may also make it more difficult for a Fund to obtain accurate market quotations for the purpose of valuing its portfolio. Market quotations are generally available on many sovereign debt obligations only from a limited number of dealers and may not necessarily represent firm bids of those dealers or prices for actual sales.

By investing in sovereign debt obligations, the Funds will be exposed to the direct or indirect consequences of political, social, and economic changes in various countries. Political changes in a country may affect the willingness of a foreign government to make or provide for timely payments of its obligations. The country's economic status, as reflected in, among other things, its inflation rate, the amount of its external debt and its gross domestic product, will also affect the government's ability to honor its obligations.

The sovereign debt obligations in which the Funds will invest in many cases pertain to countries that are among the world's largest debtors to commercial banks, foreign governments, international financial organizations, and other financial institutions. In recent years, the governments of some of these countries have encountered difficulties in servicing their external debt obligations, which led to defaults on certain obligations and the restructuring of certain indebtedness. Restructuring arrangements have included, among other things, reducing and rescheduling interest and principal payments by negotiating new or amended credit agreements or converting outstanding principal and unpaid interest to Brady Bonds, and obtaining new credit to finance interest payments. Certain governments have not been able to make payments of interest on or principal of sovereign debt obligations as those payments have come due. Obligations arising from past restructuring agreements may affect the economic performance and political and social stability of those issuers.

The Funds are permitted to invest in sovereign debt obligations that are not current in the payment of interest or principal or are in default so long as Alliance believes it to be consistent with the Funds' investment objectives. The Funds may have limited legal recourse in the event of a default with respect to certain sovereign debt obligations it holds. For example, remedies from defaults on certain sovereign debt obligations, unlike those on private debt, must, in some cases, be pursued in the courts of the defaulting party itself. Legal recourse therefore may be significantly diminished. Bankruptcy, moratorium and other similar laws applicable to issuers of sovereign debt obligations may be substantially different from those applicable to issuers of private debt obligations. The political context, expressed as the willingness of an issuer of sovereign debt obligations to meet the terms of the debt obligation, for example, is of considerable importance. In addition, no assurance can be given that the holders of commercial bank debt will not contest payments to the holders of securities issued by foreign governments in the event of default under commercial bank loan agreements.

U.S. Corporate Fixed-Income Securities. The U.S. corporate fixed-income securities in which Alliance Global Dollar Government and Alliance High Yield invest may include securities issued in connection with corporate restructurings such as takeovers or leveraged buyouts, which may pose particular risks. Securities issued to finance corporate restructurings may have special credit risks due to the highly leveraged conditions of the issuer. In addition, such issuers may lose experienced management as a result of the restructuring. Furthermore, the market price of such securities may be more volatile to the extent that expected benefits from the restructuring do not materialize. The Funds may also invest in U.S. corporate fixed-income securities that are not current in the payment of interest or principal or are in default, so long as Alliance believes such investment is consistent with the Fund's investment objectives. The Funds' rights with respect to defaults on such securities will be subject to applicable U.S. bankruptcy, moratorium and other similar laws.


Year 2000: Many computer systems and applications that process transactions use two-digit date fields for the year of a transaction, rather than the full four digits. If these systems are not modified or replaced, transactions occurring after 1999 could be processed as year "19XX," which could result in processing inaccuracies and inoperability at or after the year 2000. The Funds and their major service providers, including Alliance, utilize a number of computer systems and applications that have been either developed internally or licensed from third-party suppliers. In addition, the Funds and their major service providers, including Alliance, are dependent on third-party suppliers for certain systems applications and for electronic receipt of information critical to their business. Should any of the computer systems employed by the Funds or their major service providers, including Alliance, fail to process Year 2000 related information properly, that could have a significant negative impact on the Funds' operations and the services that are provided to the Funds' shareholders. To the extent that the operations of issuers of securities held by the Funds are impaired by the Year 2000 problem, the value of the Funds' shares may be materially affected. In addition, for the Funds' investments in foreign markets, it is possible that foreign companies and markets will not be as prepared for Year 2000 as domestic companies and markets.

The Year 2000 issue is a high priority for the Funds and Alliance. During 1997, Alliance began a formal Year 2000 initiative which established a structured and coordinated process to deal with the Year 2000 issue. As part of its initiative, Alliance established a Year 2000 project office to manage the Year 2000 initiative, focusing on both information technology and non-information technology systems. The Year 2000 project office meets periodically with the audit committee of the board of directors of Alliance Capital Management Corporation, Alliance's general partner, and with Alliance's executive management to review the status of the Year 2000 efforts. Alliance has also retained the services of a number of consulting firms which have expertise in advising and assisting with regard to Year 2000 issues. Alliance reports that by June 30, 1998 it had completed its inventory and assessment of its domestic and international computer systems and applications, identified mission critical systems (those systems where loss of their function would result in immediate stoppage or significant impairment to core business units) and nonmission critical systems and determined which of these systems were not Year 2000 compliant. All third-party suppliers of mission critical computer systems and applications and nonmission critical systems have been contacted to verify whether their systems and applications will be Year 2000 compliant and their responses are being evaluated. Substantially all of those contacted have responded and approximately 90% have informed Alliance that their systems and applications are or will be Year 2000 compliant. All mission and nonmission critical systems supplied by third parties have been tested with the exception of those third parties not able to comply with Alliance's testing schedule. Alliance reports that it expects that all testing will be completed before the end of 1999.

Alliance has remediated, replaced or retired all of its non-compliant mission critical systems and applications that can affect the Funds. All nonmission critical systems have been remediated. After each system has been remediated, it is tested with 19XX dates to determine if it still performs its intended business function correctly. Next, each system undergoes a simulation test using dates occurring after December 31, 1999. Inclusive of the replacement and retirement of some of its systems, Alliance has completed these testing phases for approximately 98% of mission critical systems and 100% of nonmission critical systems. Integrated systems tests were conducted to verify that the systems would continue to work together. Full integration testing of all mission critical and nonmission critical systems is complete. Testing of interfaces with third-party suppliers has begun and will continue throughout 1999. Alliance reports that it has completed an inventory of its facilities and related technology applications and has begun to evaluate and test these systems. Alliance reports that it anticipates that these systems will be fully operable in the year 2000. Alliance has deferred certain other planned information technology projects until after the Year 2000 initiative is completed. Such delay is not expected to have a material adverse effect on Alliance's financial condition or results of operations. Alliance, with the assistance of a consulting firm, is developing Year 2000 specific contingency plans with emphasis on mission critical functions. These plans seek to provide alternative methods of processing in the event of a failure that is outside Alliance's control.

The estimated current cost to Alliance of the Year 2000 initiative ranges from approximately $40 million to $45 million. These costs consist principally of modification and testing and costs to develop formal Year 2000 specific contingency plans. These costs, which will generally be expensed as incurred, will be funded from Alliance's operations and the issuance of debt. Through June 30, 1999, Alliance had incurred approximately $36.0 million of costs related to the Year 2000 initiative. At this time, management of Alliance believes that the costs associated with resolving the Year 2000 issue will not have a material adverse effect on Alliance's results of operations, liquidity or capital resources.

There are many risks associated with Year 2000 issues, including the risks that the computer systems and applications used by the Funds and its major service providers will not operate as intended and that the systems and applications of third-party suppliers to the Funds and their service providers will not be Year 2000 compliant. Likewise there can be no assurance the compliance schedules outlined above will be met or that the actual cost incurred will not exceed current cost estimates. Should the significant computer systems and applications used by the Funds or their major service providers, or the systems of their important third-party suppliers, be unable to process date-sensitive information accurately after 1999, the Funds and their service providers may be unable to conduct their normal business operations and to provide shareholders with required services. In addition, the Funds and their service providers may incur unanticipated expenses, regulatory actions and legal liabilities. The Funds and Alliance cannot determine which risks, if any, are most reasonably likely to occur or the effects of any particular failure to be Year 2000 compliant. Certain statements provided by Alliance in this section entitled "Year 2000", as such statements relate to Alliance, are "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. To the fullest extent permitted by law, the foregoing Year 2000 discussion is a "Year 2000 Readiness Disclosure" within the meaning of the Year 2000 Information and Readiness Disclosure Act, 15 U.S.C. Sec. 1 (1998).


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                             MANAGEMENT OF THE FUNDS
--------------------------------------------------------------------------------

INVESTMENT ADVISER


Each Fund's Adviser is Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York 10105. Alliance is a leading international investment adviser managing client accounts with assets as of September 30, 1999, totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, Alliance managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies, managed by Alliance, comprising 118 separate investment portfolios, currently have more than 4.8 million shareholder accounts.

Alliance provides investment advisory services and order placement facilities for the Funds. For these advisory services, the Funds paid Alliance as a percentage of average daily net assets:

                                                      Fee as a
                                                    percentage of
                                                   average daily       Fiscal
Fund                                                 net assets*     Year Ending
----                                               --------------    -----------

Alliance Short-Term U.S.
   Government                                             0            8/31/99
Alliance U.S. Government                                 .56           6/30/99
Alliance Limited Maturity
   Government                                            .65          11/30/98
Alliance Quality Bond                                    .55**         6/30/00
Alliance Mortgage Securities
   Income                                                .53          12/31/98
Alliance Multi-Market Strategy                           .60          10/31/98
Alliance North American
   Government Income                                     .72          11/30/98
Alliance Global Dollar
   Government                                            .75           8/31/99
Alliance Global Strategic
   Income                                                .75          10/31/98
Alliance Corporate Bond                                  .55           6/30/99
Alliance High Yield                                      .75           8/31/99


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* Fees are stated net of any waivers and/or reimbursements. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.


** Prior to any waiver by Alliance. See the "Fee Table" at the beginning of the Prospectus for more information about fee waivers.

PORTFOLIO MANAGER


The following table lists the person or persons who are primarily responsible for the day-to-day management of each Fund's portfolio, the length of time that each person has been primarily responsible for the Fund's portfolio, and each person's principal occupation during the past five years.

                                                        Principal occupation
                        Employee; time period;             during the past
Fund                        title with ACMC                  five years*
--------------------------------------------------------------------------------
Short-Term U.S.         Jeffrey S. Phlegar;                Associated with
Government              since 1997;                        Alliance
                        Senior Vice President

U.S. Government         Wayne D. Lyski;                    Associated with
                        since 1983;                        Alliance
                        Executive Vice President

                        Jeffrey S. Phlegar;                (see above)
                        since 1997; (see above)

Limited Maturity        Jeffrey S. Phlegar;                (see above)
Government              since 1997; (see above)


Quality Bond            Matthew Bloom;                     Associated with
                        since inception;                   Alliance
                        Senior Vice President


Mortgage Securities     Jeffrey S. Phlegar;                (see above)
Income                  since 1997; (see above)

                                                        Principal occupation
                        Employee; time period;             during the past
Fund                        title with ACMC                  five years*
--------------------------------------------------------------------------------

Multi-Market Strategy   Douglas J. Peebles;                Associated with
                        since inception;                   Alliance
                        Senior Vice President

North American          Wayne D. Lyski; since              (see above)
Government Income       inception; (see above)

Global Dollar           Wayne D. Lyski; since              (see above)
Government              inception; (see above)

Global Strategic        Wayne D. Lyski; since              (see above)
Income                  inception; (see above)

                        Douglas J. Peebles; since          (see above)
                        inception; (see above)



Corporate Bond          Wayne D. Lyski; since              (see above)
                        1987; (see above)

                        Paul J. DeNoon;                    Associated with
                        since January 1992;                Alliance
                        Senior Vice President

High Yield              Wayne C. Tappe;                    Associated with
                        since 1991;                        Alliance
                        Senior Vice President

                        Nelson Jantzen;                    Associated with
                        since 1991;                        Alliance
                        Senior Vice President

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* Unless indicated otherwise, persons associated with Alliance have been employed in a portfolio management, research or investment capacity.


PERFORMANCE OF SIMILARLY MANAGED PORTFOLIOS

Alliance is the investment adviser of a portfolio (the "Historical Portfolio") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with essentially the same investment strategies and techniques as those of Alliance High Yield. Alliance since July 22, 1993, and prior thereto, Equitable Capital Management Corporation, whose advisory business Alliance acquired on that date, have served as investment adviser to the Historical Portfolio since its inception in 1987. Wayne C. Tappe, who together with Nelson Jantzen is primarily responsible for the day-to-day management of Alliance High Yield, has been the person principally responsible for the day-to-day management of the Historical Portfolio since 1995.


The following tables set forth performance results for the Historical Portfolio since its inception (January 2, 1987), together with those of Alliance High Yield and the Lipper High Current Yield Mutual Funds Average as a comparative benchmark. As of December 31, 1998, the assets in the Historical Portfolio totalled approximately $612 million.

The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Portfolio. In addition, the performance data do not reflect the Fund's higher expenses, which, if reflected, would lower the performance of the Historical Portfolio. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Portfolio. The rates of return shown for the Historical Portfolio are not an estimate or guarantee of future investment performance of the Fund.


The Lipper High Current Yield Mutual Funds Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of the Fund. Nonetheless, the investment policies pursued by Funds in the survey may differ from those of High Yield and the Historical Portfolio. This survey is published by Lipper, Inc. ("Lipper"), a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges.


The performance results presented below are based on percent changes in net asset values of the Historical Portfolio with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. Rates of return for Alliance High Yield Class A shares assume the imposition of the maximum 4.25% sales charge. The inception date for the Historical Portfolio and Lipper data is January 2, 1987 and for Alliance High Yield is April 22, 1997.

                                         Annualized Rates of Return
                                       Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Portfolio/Benchmark       1 Year    3 Years     5 Years    10 Years    Inception
--------------------------------------------------------------------------------
Historical Portfolio      -5.15%     11.36%       9.99%      11.17%      10.49%
Lipper High Current
   Yield Mutual Funds
   Average                -0.44       8.21        7.37        9.34        8.97
Alliance High Yield       -5.83        n/a         n/a         n/a        9.72

                                          Cumulative Rates of Return
                                       Periods Ending December 31, 1998
--------------------------------------------------------------------------------
Portfolio/Benchmark       1 Year    3 Years     5 Years    10 Years    Inception
--------------------------------------------------------------------------------
Historical Portfolio      -5.15%     38.11%      61.01%     188.22%     231.11%
Lipper High Current
   Yield Mutual Funds
   Average                -0.44      26.80       43.00      145.62      182.21
Alliance High Yield       -5.83        n/a         n/a         n/a       17.01


Alliance is the investment adviser of a portfolio (the "Historical Fund") of a registered investment company, sold only to separate accounts of insurance companies in connection with variable life insurance contracts and variable annuities certificates and contracts (the "Contracts"), that has substantially the same investment objective and policies and has been managed in accordance with substantially the same investment strategies and techniques as those of Alliance Quality Bond. Alliance has served as investment adviser to the Historical Fund since its inception in 1993. Matthew Bloom, who is primarily responsible for the day-to-day management of Alliance Quality Bond, has been the person principally responsible for the day-to-day management of the Historical Fund since 1995.

The following tables set forth performance results for the Historical Fund since its inception on October 1, 1993, together with those of the Lipper Corporate Debt Funds BBB Rated Average and the Lehman Aggregate Bond index as comparative benchmarks. As of March 31, 1999, the assets in the Historical Fund totalled approximately $333 million.

The performance data do not reflect account charges applicable to the Contracts or imposed at the insurance company separate account level, which, if reflected, would lower the performance of the Historical Fund. In addition, the performance data do not reflect Alliance Quality Bond's higher expenses, which, if reflected, would lower the performance of the Historical Fund. The performance data have not been adjusted for corporate or individual taxes, if any, payable with respect to the Historical Fund. The rates of return shown for the Historical Fund are not an estimate or guarantee of future investment performance of Alliance Quality Bond.

The Lipper Corporate Debt Funds BBB Rated Average is a survey of the performance of a large number of mutual funds the investment objective of each of which is similar to that of Alliance Quality Bond. Nonetheless, the investment policies pursued by Funds in the survey may differ from those of Alliance Quality Bond and the Historical Fund. This survey is published by Lipper, a firm recognized for its reporting of performance of actively managed funds. According to Lipper, performance data are presented net of investment management fees, operating expenses and, for funds with Rule 12b-1 plans, asset-based sales charges. The Lehman Aggregate Bond Index is an Index comprised of investment grade fixed-income securities, including U.S. Treasury, mortgage-backed, corporate and "Yankee bonds" (U.S. dollar-denominated bonds issued outside the United States).

The performance results presented below are based on percent changes in net asset values of the Historical Fund with dividends and capital gains reinvested. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the rate of growth that would have produced the corresponding cumulative return had performance been constant over the entire period. The inception date for the Historical Fund, the Lipper data and the Lehman Index date is October 1, 1993.

                                          Annualized Rates of Return
                                        Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Portfolio/Benchmark             1 Year       3 Years      5 Years      Inception
--------------------------------------------------------------------------------
Historical Fund                  8.69%         7.72%        6.78%         6.34%
Lehman Aggregate
   Bond Index                    8.69%         7.29%        7.27%         6.92%
Lipper Corporate Debt
   Funds BBB Rated Average       6.09%         6.85%        6.99%         6.79%

                                          Cumulative Rates of Return
                                        Periods Ended December 31, 1998
--------------------------------------------------------------------------------
Portfolio/Benchmark             1 Year       3 Years      5 Years      Inception
--------------------------------------------------------------------------------
Historical Fund                  8.69%        24.98%       38.80%        38.10%
Lehman Aggregate
   Bond Index                    8.69%        23.61%       42.05%        42.14%
Lipper Corporate Debt
   Funds BBB Rated Average       6.09%        22.02%       40.31%        41.30%


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                           PURCHASE AND SALE OF SHARES
--------------------------------------------------------------------------------

HOW THE FUNDS VALUE THEIR SHARES

The Funds' net asset value or NAV is calculated at 4:00 p.m., Eastern time, each day the Exchange is open for business. To calculate NAV, a Fund's assets are valued and totaled, liabilities are subtracted, and the balance, called net assets, is divided by the number of shares outstanding. The Funds' value their securities at their current market value determined on the basis of market quotations or, if such quotations are not readily available, such other methods as the Funds' Directors or Trustees believe accurately reflect fair market value.


Your order for purchase, sale, or exchange of shares is priced at the next NAV calculated after your order is received in proper form by the Fund. Your purchase of Fund shares may be subject to an initial sales charge. Sales of Fund shares may be subject to a contingent deferred sales charge or CDSC. See the Distribution Arrangements section of this Prospectus for details.


HOW TO BUY SHARES

You may purchase a Fund's shares through broker-dealers, banks, or other financial intermediaries. You also may purchase shares directly from the Funds' principal underwriter, Alliance Fund Distributors, Inc., or AFD.

   Minimum investment amounts are:

   o Initial                               $250
   o Subsequent                             $50
   o Automatic Investment Program           $25

If you are an existing Fund shareholder, you may purchase shares by electronic funds transfer in amounts not exceeding $500,000 if you have completed the appropriate section of the Subscription Application or the Shareholder Options form obtained from AFS. Call 800-221-5672 to arrange a transfer from your bank account.

A Fund is required to withhold 31% of taxable dividends, capital gains distributions, and redemptions paid to shareholders who have not provided the Fund with their certified taxpayer identification number. To avoid this, you must provide your correct Tax Identification Number (Social Security Number for most investors) on your account application.

The Funds may refuse any order to purchase shares. In this regard, the Funds reserve the right to restrict purchases of Fund shares (including through exchanges) when they appear to evidence a pattern of frequent purchases and sales made in response to short-term considerations.

HOW TO EXCHANGE SHARES

You may exchange your Fund shares for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by Alliance). Exchanges of shares are made at next-determined NAV, without sales or service charges. You may request an exchange by mail or telephone. You must call by 4:00 p.m., Eastern time, to receive that day's NAV. The Funds may change, suspend, or terminate the exchange service on 60 days' written notice.

HOW TO SELL SHARES

You may "redeem" your shares (i.e., sell your shares to the Fund) on any day the Exchange is open, either directly or through your financial intermediary. Your sales price will be the next-determined NAV, less any applicable CDSC, after the Fund receives your request in proper form. Normally, proceeds will be sent to you within seven days. If you recently purchased your shares by check or electronic funds transfer, your redemption payment may be delayed until the Fund is reasonably satisfied that the check or electronic funds transfer has been collected (which may take up to 15 days).

o Selling Shares Through Your Broker

Your broker must receive your request by 4:00 p.m., Eastern time, and submit it to the Fund by 5:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC. Your broker is responsible for furnishing all necessary documentation to a Fund and may charge you for this service.

o Selling Shares Directly to a Fund

By Mail
      -- Send a signed letter of instruction or stock power form to AFS, along with certificates, to:

                          Alliance Fund Services, Inc.
                                  P.O. Box 1520
                             Secaucus, NJ 07096-1520
                                  800-221-5672

      -- For your protection, a bank, a member firm of a national stock exchange or other eligible guarantor institution must guarantee signatures. Stock power forms are available from your financial intermediary, AFS, and many commercial banks. Additional documentation is required for the sale of shares by corporations, intermediaries, fiduciaries, and surviving joint owners.

By Telephone

      -- You may redeem your shares for which no stock certificates have been issued by telephone request. Call AFS at 800-221-5672 with instructions on how you wish to receive your sale proceeds.

      -- A telephone redemption request must be made by 4:00 p.m., Eastern time, for you to receive that day's NAV, less any applicable CDSC and, except for certain omnibus accounts, may be made only once per day.

      -- If you have selected electronic funds transfer in your Subscription Application, the redemption proceeds may be sent directly to your bank. Otherwise, the proceeds will be mailed to you.

      -- Redemption requests by electronic funds transfer may not exceed $100,000 per day and redemption requests by check cannot exceed $50,000 per day.

      -- Telephone redemption is not available for shares held in nominees or "street name" accounts or retirement plan accounts or shares held by a shareholder who has changed his or her address of record within the previous 30 calendar days.

--------------------------------------------------------------------------------
                            DIVIDENDS, DISTRIBUTIONS
--------------------------------------------------------------------------------
                                    AND TAXES
--------------------------------------------------------------------------------

The Funds declare dividends on their shares each Fund business day. For Saturdays, Sundays, and holidays dividends will be as of the previous business day. Each Fund pays dividends on its shares after the close of business on the twentieth day of each month or on the first day after that day if the day is not a business day.


Each Fund's income dividends and capital gains distributions, if any, declared by a Fund on its outstanding shares will, at the election of each shareholder, be paid in cash or in additional shares of the same class of shares of that Fund. If paid in additional shares, the shares will have an aggregate net asset value as of the close of business on the day following the declaration date of the dividend or distribution equal to the cash amount of the dividend or distribution. You may make an election to receive dividends and distributions in cash or in shares at the time you purchase shares. Your election can be changed at any time prior to a record date for a dividend. There is no sales or other charge in connection with the reinvestment of dividends or capital gains distributions. Cash dividends may be paid in check, or at your election, electronically via the ACH network. There is no sales or other charge on the reinvestment of Fund dividends and distributions.

If you receive an income dividend or capital gains distribution in cash you may, within 120 days following the date of its payment, reinvest the dividend or distribution in additional shares of that Fund without charge by returning to Alliance, with appropriate instructions, the check representing the dividend or distribution. Thereafter, unless you otherwise specify, you will be deemed to have elected to reinvest all subsequent dividends and distributions in shares of that Fund.

While it is the intention of each Fund to distribute to its shareholders substantially all of each fiscal year's net income and net realized capital gains, if any, the amount and timing of any such dividend or distribution must necessarily depend upon the realization by such Fund of income and capital gains from investments. There is no fixed dividend rate and there can be no assurance that a Fund will pay any dividends or realize any capital gains.


Investment income received by a Fund from sources within foreign countries may be subject to foreign income taxes withheld at the source. To the extent that any Fund is liable for foreign income taxes withheld at the source, each Fund intends, if possible, to operate so as to meet the requirements of the Code to "pass through" to the Fund's shareholders credits or deductions for foreign income taxes paid, but there can be no assurance that any Fund will be able to do so. Furthermore, a shareholder's ability to claim a foreign tax credit or deduction for foreign taxes paid by a Fund may be subject to certain limitations imposed by the Code, as a result of which a shareholder may not be permitted to claim all or a portion of a credit or deduction for the amount of such taxes.


Under certain circumstances, if a Fund realizes losses (e.g., from fluctuations in currency exchange rates) after paying a dividend, all or a portion of the dividend may subsequently be characterized as a return of capital. Returns of capital are generally nontaxable, but will reduce a shareholder's basis in shares of a Fund. If that basis is reduced to zero (which could happen if the shareholder does not reinvest distributions and returns of capital are significant), any further returns of capital will be taxable as a capital gain.


For federal income tax purposes, the Fund's dividend distributions of net income (or short-term taxable gains) will be taxable to you as ordinary income. Distributions of long-term capital gains generally will be taxable to you as long-term capital gains. A Fund's distributions also may be subject to certain state and local taxes.


If you buy shares just before a Fund deducts a distribution from its NAV, you will pay the full price for the shares and then receive a portion of the price back as a taxable distribution.

The sale or exchange of Fund shares is a taxable transaction for Federal income tax purposes.

Each year shortly after December 31, the Fund will send you tax information stating the amount and type of all its distributions for the year. Consult your tax adviser about the federal, state, and local tax consequences in your particular circumstances.

--------------------------------------------------------------------------------
                            DISTRIBUTION ARRANGEMENTS
--------------------------------------------------------------------------------

Share Classes. The Funds offer three classes of shares.

Class A Shares--Initial Sales Charge Alternative You can purchase Class A shares at NAV plus an initial sales charge, as follows:

                                            Initial Sales Charge
                              -------------------------------------------------
                                 As % of                        Commission to
                               Net Amount        As % of      Dealer/Agent as %
Amount Purchased                Invested     Offering Price   of Offering Price
----------------              ------------   --------------   -----------------
Up to $100,000 .............       4.44%           4.25%             4.00%
$100,000 up to
  $250,000..................       3.36            3.25              3.00
$250,000 up to
  $500,000..................       2.30            2.25              2.00
$500,000 up to
  $1,000,000................       1.78            1.75              1.50

You pay no initial sales charge on purchases of Class A shares in the amount of $1,000,000, but may pay a 1% CDSC if you redeem your shares within 1 year. Alliance may pay the dealer or agent a fee of up to 1% of the dollar amount purchased. Certain purchases of Class A shares may qualify for reduced or eliminated sales charges under a Fund's Combined Purchase Privilege, Cumulative Quantity Discount, Statement of Intention, Privilege for Certain Retirement Plans, Reinstatement Privilege, and Sales at Net Asset Value Programs. Consult the Subscription Application and a Fund's SAI for additional information about these options.

Class B Shares--Deferred Sales Charge Alternative

You can purchase Class B shares at NAV without an initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a CDSC if you redeem shares within three years (four years in the case of Alliance Global Strategic Income and Alliance High Yield) after purchase. The CDSC varies depending on the number of years you hold the shares. The CDSC amounts are:

Alliance Global Strategic Income and Alliance High Yield:

       Years Since Purchase        CDSC
       ---------------------      ------
       First                       4.0%
       Second                      3.0%
       Third                       2.0%
       Fourth                      1.0%
       Fifth                       None

All Other Funds:

       Years Since Purchase        CDSC
       ---------------------      ------
       First                       3.0%
       Second                      2.0%
       Third                       1.0%
       Fourth                      None

If you exchange your shares for the Class B shares of another Alliance Mutual Fund, the CDSC also will apply to those Class B shares. The CDSC period begins with the date of your original purchase, not the date of exchange for the other Class B shares.

The Fund's Class B shares purchased for cash automatically convert to Class A shares six years after the end of the month of your purchase (except for Class B shares of Alliance Global Strategic Income Trust and Alliance High Yield Fund, which automatically convert to Class A shares eight years after the end of the month of purchase). If you purchase shares by exchange for the Class B shares of another Alliance Mutual Fund, the conversion period runs from the date of your original purchase.

Class C Shares--Asset-Based Sales Charge Alternative You can purchase Class C shares at NAV without any initial sales charge. A Fund will thus receive the full amount of your purchase. Your investment, however, will be subject to a 1% CDSC if you redeem your shares within 1 year. If you exchange your shares for the Class C shares of another Alliance Mutual Fund, the 1% CDSC also will apply to those Class C shares. The 1-year period for the CDSC begins with the date of your original purchase, not the date of the exchange for the other Class C shares.

Class C shares do not convert to any other class of shares of the Fund.

Asset-based Sales Charge or Rule 12b-1 Fees. Each Fund has adopted a plan under Commission Rule 12b-1 that allows the Fund to pay asset-based sales charges or distribution and service fees for the distribution and sale of its shares. The amount of these fees for each class of the Fund's shares is:

                             Rule 12b-1 Fee (as a percent of
                           aggregate average daily net assets)
                           -----------------------------------
         Class A                          .30%*
         Class B                         1.00%
         Class C                         1.00%

----------
* The Rule 12b-1 plan for Class A shares of Alliance Short-Term U.S. Government Fund provides for payments of up to .50% of aggregate average daily net assets, although the Fund's Trustees currently limit such payments to .30% of such assets.

Because these fees are paid out of the Fund's assets on an on-going basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales fees. Class B and Class C shares are subject to higher distribution fees than Class A shares (Class B shares are subject to these higher fees for a period of six years, after which they convert to Class A shares except for Alliance Global Strategic Income Trust and Alliance High Yield Fund's Class B shares which convert to Class A shares after eight years). The higher fees mean a higher expense ratio, so Class B and Class C shares pay correspondingly lower dividends and may have a lower net asset value than Class A shares.

Choosing a Class of Shares. The decision as to which class of shares is more beneficial to you depends on the amount and intended length of your investment. If you are making a large investment, thus qualifying for a reduced sales charge, you might consider purchasing Class A shares. If you are making a smaller investment, you might consider purchasing Class B shares because 100% of your purchase is invested immediately. If you are unsure of the length of your investment, you might consider Class C shares because there is no initial sales charge and no CDSC as long as the shares are held for one year or more. Dealers and agents may receive differing compensation for selling Class A, Class B, or Class C shares. There is no size limit on purchases of Class A shares. The maximum purchase of Class B shares is $250,000. The maximum purchase of Class C shares is $1,000,000.

You should consult your financial agent to assist in choosing a class of Fund shares.

Application of the CDSC. The CDSC is applied to the lesser of the original cost of shares being redeemed or NAV at the time of redemption (or, as to Fund shares acquired through an exchange, the cost of the Alliance Fund shares originally purchased for cash). Shares obtained from dividend or distribution reinvestment are not subject to the CDSC. The Fund may waive the CDSC on redemptions of shares following the death or disability of a shareholder, to meet the requirements of certain qualified retirement plans, or under a monthly, bi-monthly, or quarterly systematic withdrawal plan. See the Fund's SAI for further information about CDSC waivers.

Other. A transaction, service, administrative, or other similar fee may be charged by your broker-dealer, agent, financial intermediary, or other financial representative with respect to the purchase, sale, or exchange of Class A, Class B or Class C shares made through your financial representative. The financial intermediaries also may impose requirements on the purchase, sale, or exchange of shares that are different from, or in addition to, those imposed by a Fund, including requirements as to the minimum initial and subsequent investment amounts.

In addition to the discount or commission paid to dealers or agents, AFD from time to time pays additional cash or other incentives to dealers or agents, including EQ Financial Consultants Inc., an affiliate of AFD, in connection with the sale of shares of the Funds. These additional amounts may be utilized, in whole or in part, in some cases together with other revenues of such dealers or agents, to provide additional compensation to registered representatives who sell shares of the Funds. On some occasions, the cash or other incentives will be conditioned upon the sale of a specified minimum dollar amount of the shares of a Fund and/or other Alliance Mutual Funds during a specific period of time. The incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel by persons associated with a dealer or agent and their immediate family members to urban or resort locations within or outside the United States. The dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.


--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------

Under unusual circumstances, a Fund may suspend redemptions or postpone payment for up to seven days or longer, as permitted by federal securities law. The Funds reserve the right to close an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed.

During drastic economic or market developments, you might have difficulty reaching AFS by telephone, in which event you should issue written instructions to AFS. AFS is not responsible for the authenticity of telephonic requests to purchase, sell, or exchange shares. AFS will employ reasonable procedures to verify that telephone requests are genuine, and could be liable for losses resulting from unauthorized transactions if it fails to do so. Dealers and agents may charge a commission for handling telephonic requests. The telephone service may be suspended or terminated at any time without notice.

Shareholder Services. AFS offers a variety of shareholder services. For more information about these services or your account, call AFS's toll-free number, 800-221-5672. Some services are described in the attached Subscription Application. A shareholder manual explaining all available services will be provided upon request. To request a shareholder manual, call 800-227-4618.

Employee Benefit Plans. Certain employee benefit plans, including employer-sponsored tax-qualified 401(k) plans and other defined contribution retirement plans ("Employee Benefit Plans"), may establish requirements as to the purchase, sale or exchange of shares of the Funds, including maximum and minimum initial investment requirements, that are different from those described in this Prospectus. Employee Benefit Plans also may not offer all classes of shares of the Funds. In order to enable participants investing through Employee Benefit Plans to purchase shares of the Funds, the maximum and minimum investment amounts may be different for shares purchased through Employee Benefit Plans from those described in this Prospectus. In addition, the Class A, Class B and Class C CDSC may be waived for investments made through Employee Benefit Plans.

PENDING LEGAL PROCEEDINGS INVOLVING NORTH AMERICAN GOVERNMENT INCOME

On July 25, 1995, a Consolidated and Supplemental Class Action Complaint ("Complaint") styled In re Alliance North American Government Income Trust, Inc. Securities Litigation was filed in the U.S. District Court for the Southern District of New York ("District Court") against the Fund, Alliance, ACMC, AFD, The Equitable Companies Incorporated ("ECI"), a parent of the Adviser, and certain current and former officers and directors of the Fund and ACMC, alleging violations of the federal securities laws, fraud and breach of fiduciary duty in connection with the Fund's investments in Mexican and Argentine securities. The Complaint sought certification of a plaintiff class of all persons who purchased or owned Class A, Class B or Class C shares of the Fund from March 27, 1992 through December 23, 1994. Plaintiffs alleged that during 1995 the Fund's losses exceeded $750,000,000 and sought as relief unspecified damages, costs and attorney's fees.

On September 26, 1996, the District Court granted defendants' motion to dismiss all counts of the Complaint ("First Decision"). On October 11, 1996, plaintiffs filed a motion for reconsideration of the First Decision. On November 25, 1996, the District Court denied plaintiffs' motion for reconsideration of the First Decision. On October 29, 1997, the United States Court of Appeals for the Second Circuit ("Court of Appeals") issued an order granting defendants' motion to strike and dismissing plaintiffs' appeal of the First Decision.

On October 29, 1996, plaintiffs filed a motion for leave to file an amended complaint ("Amended Complaint"). In the Amended Complaint, plaintiffs asserted claims against the Fund, Alliance, ACMC, AFD, ECI, and certain current and former officers of the Fund and ACMC alleging violations of the federal securities laws, fraud and breach of fiduciary duty. The principal allegations of the Amended Complaint related to the Fund's hedging practices, the Fund's investments in certain mortgage-backed securities, and the risk and objectives of the Fund as described in the Fund's marketing materials. The Amended Complaint made similar requests for class certification and damages as made in the Complaint. On July 15, 1997, the District Court denied plaintiffs' motion for leave to file the Amended Complaint and dismissed the case ("Second Decision").

On November 17, 1997, plaintiffs filed a notice of appeal of the Second Decision to the Court of Appeals. On October 15, 1998, the Court of Appeals affirmed in part and reversed in part the Second Decision. The Court of Appeals affirmed the District Court's denial of plaintiffs' motion for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made misrepresentations and omissions relating to the Funds' investments in certain mortgage-backed securities and in the Fund's marketing materials. The Court of Appeals reversed the District Court's decision to deny plaintiffs' motions for leave to file the Amended Complaint insofar as the Amended Complaint alleged that defendants had made actionable misrepresentations and omissions relating to the Fund's hedging practices. Discovery in the case is nearly complete and trial is scheduled to commence on December 6, 1999. The Fund and Alliance believe that the allegations in the Complaint and the Amended Complaint are without merit and intend to defend vigorously against those claims.

--------------------------------------------------------------------------------
                              FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------


The financial highlights table is intended to help you understand each Fund's financial performance for the past 5 years (or, if shorter, the period of the Fund's operations). Certain information reflects financial results for a single share of each Fund. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in the Fund (assuming reinvestment of all dividends and distributions). Except as otherwise indicated, this information has been audited by PricewaterhouseCoopers LLP, the independent accountants for Alliance Short-Term U.S. Government Fund, and by Ernst & Young LLP, the independent accountants for Alliance U.S. Government Portfolio, Alliance Limited Maturity Government Fund, Alliance Mortgage Securities Income Fund, Alliance Multi-Market Strategy Trust, Alliance North American Government Income Trust, Alliance Global Dollar Government Fund, Alliance Global Strategic Income Trust, Alliance Corporate Bond Portfolio, and Alliance High Yield Fund, whose reports, along with each Fund's financial statements, are included in the SAI, which is avaliable upon request.

                                     Net                                Net              Net
                                    Asset                          Realized and       Increase
                                    Value                           Unrealized      (Decrease) In    Dividends From    Distributions
                                Beginning Of     Net Investment   Gain (Loss) On   Net Asset Value   Net Investment      From Net
   Fiscal Year or Period           Period         Income (Loss)     Investments    From Operations       Income       Realized Gains
   ---------------------        ------------     --------------   --------------   ---------------   --------------   --------------
Short-Term U.S. Government#
   Class A
   Year Ended 8/31/99........      $ 9.48          $  .49(g)           $ (.19)         $  .30            $ (.50)          $ 0.00
   Year Ended 8/31/98........        9.63             .49(g)             (.11)            .38              (.50)            0.00
   Year Ended 8/31/97........        9.66             .47(g)              .03             .50              (.46)            0.00
   Year Ended 8/31/96........        9.70             .47                (.02)            .45              (.49)            0.00
   Year Ended 8/31/95........        9.67             .42                 .05             .47              (.41)            0.00
   Class B
   Year Ended 8/31/99........      $ 9.62          $  .43(g)           $ (.21)         $  .22            $ (.42)          $ 0.00
   Year Ended 8/31/98........        9.74             .42(g)             (.08)            .34              (.43)            0.00
   Year Ended 8/31/97........        9.77             .41(g)              .02             .43              (.39)            0.00
   Year Ended 8/31/96........        9.81             .41                (.03)            .38              (.42)            0.00
   Year Ended 8/31/95........        9.78             .36                 .04             .40              (.34)            0.00
   Class C
   Year Ended 8/31/99........      $ 9.61          $  .43(g)           $ (.22)         $  .21            $ (.42)          $ 0.00
   Year Ended 8/31/98........        9.73             .42(g)             (.08)            .34              (.43)            0.00
   Year Ended 8/31/97........        9.76             .41(g)              .02             .43              (.39)            0.00
   Year Ended 8/31/96........        9.80             .40                (.02)            .38              (.42)            0.00
   Year Ended 8/31/95........        9.77             .34                 .06             .40              (.34)            0.00

U.S. Government
   Class A
   Year Ended 6/30/99........      $ 7.57          $  .52(g)           $ (.37)         $  .15            $ (.52)          $ 0.00
   Year Ended 6/30/98........        7.41             .54(g)              .18             .72              (.54)            0.00
   Year Ended 6/30/97........        7.52             .57(g)             (.10)            .47              (.57)            0.00
   Year Ended 6/30/96........        7.96             .58                (.44)            .14              (.58)            0.00
   Year Ended 6/30/95........        7.84             .64                 .13             .77              (.65)            0.00
   Class B
   Year Ended 6/30/99........      $ 7.57          $  .46(g)           $ (.36)         $  .10            $ (.46)          $ 0.00
   Year Ended 6/30/98........        7.41             .48(g)              .18             .66              (.48)            0.00
   Year Ended 6/30/97........        7.52             .52(g)             (.10)            .42              (.52)            0.00
   Year Ended 6/30/96........        7.96             .52                (.44)            .08              (.52)            0.00
   Year Ended 6/30/95........        7.84             .58                 .13             .71              (.59)            0.00
   Class C
   Year Ended 6/30/99........      $ 7.57          $  .46(g)           $ (.36)         $  .10            $ (.46)          $ 0.00
   Year Ended 6/30/98........        7.41             .48(g)              .18             .66              (.48)            0.00
   Year Ended 6/30/97........        7.52             .52(g)             (.10)            .42              (.52)            0.00
   Year Ended 6/30/96........        7.96             .52                (.44)            .08              (.52)            0.00
   Year Ended 6/30/95........        7.83             .58                 .14             .72              (.59)            0.00

Limited Maturity Government
   Class A
   12/1/98 to 5/31/99........      $ 9.54          $  .21(g)           $ (.27)         $ (.06)           $ (.26)          $ 0.00
   Year Ended 11/30/98.......        9.44             .47(g)              .17             .64              (.47)            0.00
   Year Ended 11/30/97.......        9.45             .51(g)              .02             .53              (.52)            0.00
   Year Ended 11/30/96.......        9.52             .51(g)             (.04)            .47              (.51)            0.00
   Year Ended 11/30/95.......        9.51             .52(g)              .02             .54              (.50)            0.00
   Year Ended 11/30/94.......        9.94             .42                (.32)            .10              (.48)            (.01)
   Class B
   12/1/98 to 5/31/99........      $ 9.55          $  .19(g)           $ (.30)         $ (.11)           $ (.22)          $ 0.00
   Year Ended 11/30/98.......        9.44             .39(g)              .19             .58              (.39)            0.00
   Year Ended 11/30/97.......        9.45             .45(g)              .01             .46              (.45)            0.00
   Year Ended 11/30/96.......        9.52             .44(g)             (.04)            .40              (.44)            0.00
   Year Ended 11/30/95.......        9.52             .46(g)              .01             .47              (.44)            0.00
   Year Ended 11/30/94.......        9.94             .39                (.35)            .04              (.42)            (.01)
   Class C
   12/1/98 to 5/31/99........      $ 9.55          $  .19(g)           $ (.30)         $ (.11)           $ (.22)          $ 0.00
   Year Ended 11/30/98.......        9.44             .39(g)              .19             .58              (.39)            0.00
   Year Ended 11/30/97.......        9.45             .45(g)              .01             .46              (.45)            0.00
   Year Ended 11/30/96.......        9.52             .45(g)             (.05)            .40              (.45)            0.00
   Year Ended 11/30/95.......        9.52             .46(g)              .01             .47              (.44)            0.00
   Year Ended 11/30/94.......        9.94             .37                (.33)            .04              (.42)            (.01)

Mortgage Securities Income
   Class A
   1/1/99 to 6/30/99.........      $ 8.56          $  .27(g)           $ (.32)         $ (.05)           $ (.26)          $ 0.00
   Year Ended 12/31/98.......        8.63             .52(g)             (.03)            .49              (.52)            0.00
   Year Ended 12/31/97.......        8.51             .54(g)              .15             .69              (.54)            0.00
   Year Ended 12/31/96.......        8.75             .54(g)             (.19)            .35              (.51)            0.00
   Year Ended 12/31/95.......        8.13             .57(g)              .64            1.21              (.57)            0.00
   Year Ended 12/31/94.......        9.29             .57               (1.13)           (.56)             (.58)            0.00
   Class B
   1/1/99 to 6/30/99.........      $ 8.56          $  .23(g)           $ (.31)         $ (.08)           $ (.23)          $ 0.00
   Year Ended 12/31/98.......        8.63             .45(g)             (.02)            .43              (.45)            0.00
   Year Ended 12/31/97.......        8.51             .48(g)              .15             .63              (.48)            0.00
   Year Ended 12/31/96.......        8.75             .48(g)             (.19)            .29              (.46)            0.00
   Year Ended 12/31/95.......        8.13             .51(g)              .64            1.15              (.51)            0.00
   Year Ended 12/31/94.......        9.29             .51               (1.14)           (.63)             (.51)            0.00
   Class C
   1/1/99 to 6/30/99.........      $ 8.56          $  .23(g)           $ (.31)         $ (.08)           $ (.23)          $ 0.00
   Year Ended 12/31/98.......        8.63             .46(g)             (.03)            .43              (.46)            0.00
   Year Ended 12/31/97.......        8.51             .48(g)              .15             .63              (.48)            0.00
   Year Ended 12/31/96.......        8.75             .48(g)             (.19)            .29              (.46)            0.00
   Year Ended 12/31/95.......        8.13             .51(g)              .64            1.15              (.51)            0.00
   Year Ended 12/31/94.......        9.29             .51               (1.14)           (.63)             (.51)            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 56.

Distributions                                                  Total         Net Assets                    Ratio of Net
  in Excess                      Total                      Investment        At End Of        Ratio        Investment
   of Net        Return        Dividends      Net Asset       Return           Period       of Expenses    Income (Loss)  Portfolio
 Investment        of             and         Value End    Based on Net        (000's        To Average     To Average    Turnover
   Income        Capital     Distributions    of Period   Asset Value (a)     omitted)       Net Assets     Net Assets      Rate
-------------    -------     -------------    ---------   ---------------    ----------     -----------    ------------   --------
$   0.00        $   (.02)      $   (.52)       $   9.26        3.18%          $  9,379      1.55%(c)(d)(f)     5.27%         209%
    0.00            (.03)          (.53)           9.48        4.04              5,535      1.83(c)(d)(f)      5.00          206
    0.00            (.07)          (.53)           9.63        5.29              3,901      1.41(c)(d)         4.90           65
    0.00            0.00           (.49)           9.66        4.71              3,455      1.53(c)(d)         4.85          110
    (.03)(b)        0.00           (.44)           9.70        5.14              2,997      1.40(c)            4.56           15

$   0.00        $   (.02)      $   (.44)       $   9.40        2.35%          $ 20,565      2.25%(c)(d)(f)     4.47%         209%
    0.00            (.03)          (.46)           9.62        3.52           $ 10,827      2.56(c)(d)(f)      4.49          206
    0.00            (.07)          (.46)           9.74        4.45              6,458      2.11(c)(d)         4.13           65
    0.00            0.00           (.42)           9.77        3.89              6,781      2.23(c)(d)         4.11          110
    (.03)(b)        0.00           (.37)           9.81        4.32              6,380      2.10(c)            3.82           15

$   0.00        $   (.02)      $   (.44)       $   9.38        2.24%          $  7,377      2.26%(c)(d)(f)     4.43%         209%
    0.00            (.03)          (.46)           9.61        3.53              5,074      2.56(c)(d)(f)      4.48          206
    0.00            (.07)          (.46)           9.73        4.45              5,012      2.11(c)(d)         4.15           65
    0.00            0.00           (.42)           9.76        3.90              4,850      2.22(c)(d)         4.11          110
    (.03)(b)        0.00           (.37)           9.80        4.33              5,180      2.10(c)            3.80           15



$   (.01)       $   0.00       $   (.53)       $   7.19        1.83%          $426,167      1.17%(d)           6.86%         320%
    0.00            (.02)          (.56)           7.57       10.02            352,749      1.06               7.08          153
    0.00            (.01)          (.58)           7.41        6.49            354,782      1.02               7.66          330
    0.00            0.00           (.58)           7.52        1.74            397,894      1.01               7.38          334
    0.00            0.00           (.65)           7.96       10.37            463,660      1.01               8.27          190

$   (.01)       $   0.00       $   (.47)       $   7.20        1.22%          $338,310      1.87%(d)           6.13%         320%
    0.00            (.02)          (.50)           7.57        9.20            390,523      1.76               6.37          153
    0.00            (.01)          (.53)           7.41        5.69            471,889      1.73               6.95          330
    0.00            0.00           (.52)           7.52        1.01            628,628      1.72               6.67          334
    0.00            0.00           (.59)           7.96        9.52            774,097      1.72               7.57          190

$   (.01)       $   0.00       $   (.47)       $   7.20        1.22%          $144,145      1.87%(d)           6.13%         320%
    0.00            (.02)          (.50)           7.57        9.21            114,392      1.76               6.38          153
    0.00            (.01)          (.53)           7.41        5.69            115,607      1.72               6.96          330
    0.00            0.00           (.52)           7.52        1.01            166,075      1.71               6.68          334
    0.00            0.00           (.59)           7.96        9.67            181,948      1.71               7.59          190



$   0.00        $   0.00       $   (.26)       $   9.22        (.69)%         $ 29,452      2.75%(d)*          4.74%*        239%
    (.07)           0.00           (.54)           9.54        6.94             41,493      3.27(d)            4.74          500
    0.00            (.02)          (.54)           9.44        5.79             16,197      2.41(d)            5.52          249
    0.00            (.03)          (.54)           9.45        5.11             16,248      2.22(d)            5.44          159
    0.00            (.03)          (.53)           9.52        5.91             27,887      2.14(d)            5.53          293
    0.00            (.04)          (.53)           9.51        1.03             43,173      1.34(d)            4.78          375

$   0.00        $   0.00       $   (.22)       $   9.22       (1.15)%         $ 31,605      3.48%(d)*          4.05%*        239%
    (.08)           0.00           (.47)           9.55        6.30             33,591      3.84(d)            4.10          500
    0.00            (.02)          (.47)           9.44        5.04             33,613      3.14(d)            4.80          249
    0.00            (.03)          (.47)           9.45        4.36             50,386      2.94(d)            4.73          159
    0.00            (.03)          (.47)           9.52        5.05             84,362      2.85(d)            4.83          293
    0.00            (.03)          (.46)           9.52         .42            136,458      2.08(d)            4.12          375

$   0.00        $   0.00       $   (.22)       $   9.22       (1.15)%         $ 28,205      3.47%(d)*          4.05%*        239%
    (.08)           0.00           (.47)           9.55        6.30             28,562      3.84(d)            4.11          500
    0.00            (.02)          (.47)           9.44        5.05             28,738      3.13(d)            4.82          249
    0.00            (.02)          (.47)           9.45        4.38             43,457      2.92(d)            4.75          159
    0.00            (.03)          (.47)           9.52        5.06             68,459      2.85(d)            4.84          293
    0.00            (.03)          (.46)           9.52         .42            141,838      2.04(d)            4.10          375



$   0.00        $   0.00       $   (.26)       $   8.25        (.48)%         $460,810      1.71%(d)*          6.33%*        125%
    (.04)           0.00           (.56)           8.56        5.82            469,750      1.99(d)            6.06          202
    (.03)           0.00           (.57)           8.63        8.40            372,494      1.41(d)            6.30          184
    0.00            (.08)          (.59)           8.51        4.23            412,899      1.68(d)            6.38          208
    0.00            (.02)          (.59)           8.75       15.34            502,390      1.66(d)            6.77          285
    0.00            (.02)          (.60)           8.13       (6.14)           553,889      1.29(d)            6.77          438

$   0.00        $   0.00       $   (.23)       $   8.25        (.85)%         $ 83,558      2.43%(d)*          5.53%*        125%
    (.05)           0.00           (.50)           8.56        5.04            126,879      2.68(d)            5.33          202
    (.03)           0.00           (.51)           8.63        7.60            323,916      2.14(d)            5.60          184
    0.00            (.07)          (.53)           8.51        3.46            477,196      2.37(d)            5.66          208
    0.00            (.02)          (.53)           8.75       14.48            737,593      2.37(d)            6.06          285
    0.00            (.02)          (.53)           8.13       (6.84)           921,418      2.00(d)            6.05          438

$   0.00        $   0.00       $   (.23)       $   8.25        (.85)%         $ 21,673      2.42%(d)*          5.60%*        125%
    (.04)           0.00           (.50)           8.56        5.04             23,728      2.69(d)            5.35          202
    (.03)           0.00           (.51)           8.63        7.60             27,859      2.12(d)            5.61          184
    0.00            (.07)          (.53)           8.51        3.46             35,355      2.38(d)            5.67          208
    0.00            (.02)          (.53)           8.75       14.46             45,558      2.35(d)            6.07          285
    0.00            (.02)          (.53)           8.13       (6.84)            58,338      1.97(d)            6.06          438

--------------------------------------------------------------------------------
Please refer to the footnotes on page 56.

                                     Net                                Net              Net
                                    Asset                          Realized and       Increase
                                    Value                           Unrealized      (Decrease) In    Dividends From    Distributions
                                Beginning Of     Net Investment   Gain (Loss) On   Net Asset Value   Net Investment      From Net
   Fiscal Year or Period           Period         Income (Loss)     Investments    From Operations       Income       Realized Gains
   ---------------------        ------------     --------------   --------------   ---------------   --------------   --------------
Multi-Market Strategy
   Class A
   11/1/98 to 4/30/99........      $ 6.64          $  .20(g)         $ (.02)            $  .18           $ (.29)          $ 0.00
   Year Ended 10/31/98.......        7.11             .44(g)            .02                .46             (.44)            0.00
   Year Ended 10/31/97.......        7.23             .47(g)            .08                .55             (.47)            0.00
   Year Ended 10/31/96.......        6.83             .59(g)            .48               1.07             (.67)            0.00
   Year Ended 10/31/95.......        8.04             .77(g)          (1.31)              (.54)            0.00             0.00
   Year Ended 10/31/94.......        8.94             .85             (1.08)              (.23)            (.09)            0.00
   Class B
   11/1/98 to 4/30/99........      $ 6.66          $  .18(g)         $ (.03)            $  .15           $ (.26)          $ 0.00
   Year Ended 10/31/98.......        7.11             .36(g)            .05                .41             (.36)            0.00
   Year Ended 10/31/97.......        7.23             .42(g)            .06                .48             (.42)            0.00
   Year Ended 10/31/96.......        6.83             .53(g)            .47               1.00             (.60)            0.00
   Year Ended 10/31/95.......        8.04             .44(g)          (1.05)              (.61)            0.00             0.00
   Year Ended 10/31/94.......        8.94             .88             (1.18)              (.30)            (.08)            0.00
   Class C
   11/1/98 to 4/30/99........      $ 6.65          $  .18(g)         $ (.02)            $  .16           $ (.26)          $ 0.00
   Year Ended 10/31/98.......        7.11             .25(g)            .16                .41             (.41)            0.00
   Year Ended 10/31/97.......        7.23             .42(g)            .07                .49             (.42)            0.00
   Year Ended 10/31/96.......        6.83             .54(g)            .47               1.01             (.61)            0.00
   Year Ended 10/31/95.......        8.04             .44(g)          (1.04)              (.60)            0.00             0.00
   Year Ended 10/31/94.......        8.94             .46              (.75)              (.29)            (.09)            0.00

North American Government Income
   Class A
   12/1/98 to 5/31/99........      $ 7.59          $  .45(g)         $ (.18)            $  .27           $ (.48)          $ 0.00
   Year Ended 11/30/98.......        8.02             .87(g)           (.33)               .54             (.87)            0.00
   Year Ended 11/30/97.......        8.01            1.03(g)           (.05)               .98             (.97)            0.00
   Year Ended 11/30/96.......        6.75            1.09(g)           1.14               2.23             (.75)            0.00
   Year Ended 11/30/95.......        8.13            1.18(g)          (1.59)              (.41)            0.00             0.00
   Year Ended 11/30/94.......       10.35            1.02             (2.12)             (1.10)            (.91)            0.00
   Class B
   12/1/98 to 5/31/99........      $ 7.61          $  .42(g)         $ (.17)            $  .25           $ (.45)          $ 0.00
   Year Ended 11/30/98.......        8.02             .81(g)           (.32)               .49             (.81)            0.00
   Year Ended 11/30/97.......        8.01             .98)(g)          (.07)               .91             (.90)            0.00
   Year Ended 11/30/96.......        6.75            1.04(g)           1.12               2.16             (.69)            0.00
   Year Ended 11/30/95.......        8.13            1.13(g)          (1.61)              (.48)            0.00             0.00
   Year Ended 11/30/94.......       10.35             .96             (2.13)             (1.17)            (.84)            0.00
   Class C
   12/1/98 to 5/31/99........      $ 7.61          $  .42(g)         $ (.17)            $  .25           $ (.45)          $ 0.00
   Year Ended 11/30/98.......        8.02             .82(g)           (.33)               .49             (.82)            0.00
   Year Ended 11/30/97.......        8.01             .98(g)           (.07)               .91             (.90)            0.00
   Year Ended 11/30/96.......        6.75            1.05(g)           1.11               2.16             (.69)            0.00
   Year Ended 11/30/95.......        8.13            1.13(g)          (1.61)              (.48)            0.00             0.00
   Year Ended 11/30/94.......       10.34             .96             (2.12)             (1.16)            (.84)            0.00

Global Dollar Government
   Class A
   Year Ended 8/31/99........      $ 5.05          $  .71(g)         $  .74             $ 1.45           $ (.74)          $ 0.00
   Year Ended 8/31/98........       10.64             .73(g)          (4.03)             (3.30)            (.73)           (1.37)
   Year Ended 8/31/97........       10.01             .88(g)           1.85               2.73             (.95)           (1.15)
   Year Ended 8/31/96........        8.02             .84              2.10               2.94             (.95)            0.00
   Year Ended 8/31/95........        9.14             .86             (1.10)              (.24)            (.88)            0.00
   Class B
   Year Ended 8/31/99........      $ 5.05          $  .67(g)         $  .76             $ 1.43           $ (.68)          $ 0.00
   Year Ended 8/31/98........       10.64             .67(g)          (4.05)             (3.38)            (.67)           (1.36)
   Year Ended 8/31/97........       10.01             .81(g)           1.84               2.65             (.87)           (1.15)
   Year Ended 8/31/96........        8.02             .78              2.08               2.86             (.87)            0.00
   Year Ended 8/31/95........        9.14             .80             (1.11)              (.31)            (.81)            0.00
   Class C
   Year Ended 8/31/99........      $ 5.05          $  .67(g)         $  .76             $ 1.43           $ (.68)          $ 0.00
   Year Ended 8/31/98........       10.64             .67(g)          (4.05)             (3.38)            (.67)           (1.36)
   Year Ended 8/31/97........       10.01             .82(g)           1.84               2.66             (.88)           (1.15)
   Year Ended 8/31/96........        8.02             .77              2.10               2.87             (.88)            0.00
   Year Ended 8/31/95........        9.14             .79             (1.10)              (.31)            (.81)            0.00

Global Strategic Income
   Class A
   11/1/98 to 4/30/99........      $10.18          $  .45(g)         $  .42             $  .87           $ (.50)          $ 0.00
   Year Ended 10/31/98.......       11.46             .78(g)           (.64)               .14             (.78)            (.36)
   Year Ended 10/31/97.......       10.83             .74(g)           1.02               1.76             (.75)            (.10)
   1/9/96+ to 10/31/96.......       10.00             .69(g)            .95               1.64             (.81)            0.00
   Class B
   11/1/98 to 4/30/99........      $10.17          $  .42(g)         $  .43             $  .85           $ (.47)          $ 0.00
   Year Ended 10/31/98.......       11.46             .69(g)           (.63                .06             (.69)            (.36)
   Year Ended 10/31/97.......       10.83             .66(g)           1.03               1.69             (.67)            (.10)
   3/25/96++ to 10/31/96.....        9.97             .41(g)           1.01               1.42             (.56)            0.00
   Class C
   11/1/98 to 4/30/99........      $10.17          $  .42(g)         $  .43             $  .85           $ (.47)          $ 0.00
   Year Ended 10/31/98.......       11.46             .68(g)           (.62)               .06             (.68)            (.36)
   Year Ended 10/31/97.......       10.83             .66(g)           1.03               1.69             (.67)            (.10)
   3/25/96++ to 10/31/96.....        9.97             .39(g)           1.03               1.42             (.56)            0.00

--------------------------------------------------------------------------------
Please refer to the footnotes on page 56.

Distributions                                                  Total         Net Assets                    Ratio of Net
  in Excess                      Total                      Investment        At End Of        Ratio        Investment
   of Net        Return        Dividends      Net Asset       Return           Period       of Expenses    Income (Loss)  Portfolio
 Investment        of             and         Value End    Based on Net        (000's        To Average     To Average    Turnover
   Income        Capital     Distributions    of Period   Asset Value (b)     omitted)       Net Assets     Net Assets      Rate
-------------    -------     -------------    ---------   ---------------    ----------     -----------    ------------   --------
$   0.00        $   0.00       $   (.29)       $   6.53         2.70%        $  445,904        1.34%(f)*        6.21%*        46%
    (.42)           (.07)          (.93)           6.64         6.90             95,568        1.74(f)          6.46         240
    (.20)           0.00           (.67)           7.11         7.82             96,133        1.58(f)          6.50         173
    0.00            0.00           (.67)           7.23        16.37             68,776        1.64(e)          8.40         215
    0.00            (.67)          (.67)           6.83        (6.47)            76,837        1.60(e)          8.56         400
    0.00            (.58)          (.67)           8.04        (2.64)            52,385        1.41(e)          7.17         605

$   0.00        $   0.00       $   (.26)       $   6.55         2.21%        $   21,186        2.05%(f)*        5.45%*        46%
    (.43)           (.07)          (.86)           6.66         6.24              7,217        2.41(f)          5.64         240
    (.18)           0.00           (.60)           7.11         6.90             29,949        2.29(f)          5.79         173
    0.00            0.00           (.60)           7.23        15.35             88,427        2.35(e)          7.69         215
    0.00            (.60)          (.60)           6.83        (7.31)           116,551        2.29(e)          7.53         400
    0.00            (.52)          (.60)           8.04        (3.35)           233,896        2.11(e)          6.44         605

$   0.00        $   0.00       $   (.26)       $   6.55         2.37%        $   19,671        2.04%(f)*        5.50%*        46%
    (.42)           (.04)          (.87)           6.65         6.10             16,518        2.61(f)          5.28         240
    (.19)           0.00           (.61)           7.11         6.92              1,203        2.28(f)          5.80         173
    0.00            0.00           (.61)           7.23        15.36              1,076        2.34(e)          7.62         215
    0.00            (.61)          (.61)           6.83        (7.29)               786        2.29(e)          7.55         400
    0.00            (.52)          (.61)           8.04        (3.34)             1,252        2.08(e)          6.10         605



$   0.00        $   0.00       $   (.48)       $   7.38         3.67%        $  593,218        2.06%(e)*       11.85%*       157%
    (.07)           (.03)          (.97)           7.59         7.14            740,066        2.04(e)         11.17         175
    0.00            0.00           (.97)           8.02        12.85            511,749        2.15(e)         12.78         118
    0.00            (.22)          (.97)           8.01        35.22            385,784        2.34(e)         14.82         166
    0.00            (.97)          (.97)           6.75        (3.59)           252,608        2.62(e)         18.09         180
    0.00            (.21)         (1.12)           8.13       (11.32)           303,538        1.70(e)         11.22         131

$   0.00        $   0.00       $   (.45)       $   7.41         3.32%        $1,213,895        2.76%(e)*       11.12%*       157%
    (.06)           (.03)          (.90)           7.61         6.46          1,300,519        2.75(e)         10.44         175
    0.00            0.00           (.90)           8.02        11.88          1,378,407        2.86(e)         12.15         118
    0.00            (.21)          (.90)           8.01        33.96          1,329,719        3.05(e)         14.20         166
    0.00            (.90)          (.90)           6.75        (4.63)         1,123,074        3.33(e)         17.31         180
    0.00            (.21)         (1.05)           8.13       (11.89)         1,639,602        2.41(e)         10.53         131

$   0.00        $   0.00       $   (.45)       $   7.41         3.32%        $  267,111        2.75%(e)*       11.14%*       157%
    (.05)           (.03)          (.90)           7.61         6.46            276,073        2.74(e)         10.45         175
    0.00            0.00           (.90)           8.02        11.88            283,483        2.85(e)         12.14         118
    0.00            (.21)          (.90)           8.01        33.96            250,676        3.04(e)         14.22         166
    0.00            (.90)          (.90)           6.75        (4.63)           219,009        3.33(e)         17.32         180
    0.00            (.21)         (1.05)           8.13       (11.89)           369,714        2.39(e)         10.46         131



$   (.04)       $   (.03)      $   (.81)       $   5.69        29.40%        $   50,540        1.59%           12.34%        179%
    (.04)           (.15)         (2.29)           5.05       (38.56)            32,365        1.48             8.51         188
    0.00            0.00          (2.10)          10.64        30.04             37,416        1.55             8.49         314
    0.00            0.00           (.95)          10.01        38.47             23,253        1.65             9.23         315
    0.00            0.00           (.88)           8.02        (1.48)            12,020        1.93            11.25         301

$   0.00        $   0.00       $   (.74)       $   5.74        28.85%        $  110,003        2.31%           11.59%        179%
    (.04)           (.14)         (2.21)           5.05       (39.11)            79,660        2.22             7.78         188
    0.00            0.00          (2.02)          10.64        29.14             93,377        2.26             7.81         314
    0.00            0.00           (.87)          10.01        37.36             84,295        2.37             8.57         315
    0.00            0.00           (.81)           8.02        (2.40)            62,406        2.64            10.52         301

$   0.00        $   0.00       $   (.74)       $   5.74        28.85%        $   39,024        2.30%           11.56%        179%
    (.04)           (.14)         (2.21)           5.05       (39.09)            23,711        2.19             7.75         188
    0.00            0.00          (2.03)          10.64        29.17             25,130        2.25             7.82         314
    0.00            0.00           (.88)          10.01        37.40             14,511        2.35             8.52         315
    0.00            0.00           (.81)           8.02        (2.36)             9,330        2.63            10.46         301



$   0.00        $   0.00       $   (.50)       $  10.55         8.70%        $   26,472        1.63%(c)*        8.73%*       237%
    (.28)           0.00          (1.42)          10.18         1.00             24,576        1.89(c)          7.08         183
    (.28)           0.00          (1.13)          11.46        16.83             12,954        1.90(c)          6.56         417
    0.00            0.00           (.81)          10.83        17.31              2,295        1.90*(c)         8.36*        282

$   0.00        $   0.00       $   (.47)       $  10.55         8.46%        $   68,707        2.34%(c)*        7.98%*       237%
    (.30)           0.00          (1.35)          10.17          .27             58,058        2.58(c)          6.41         183
    (.29)           0.00          (1.06)          11.46        16.12             18,855        2.60(c)          5.86         417
    0.00            0.00           (.56)          10.83        14.47                800        2.60*(c)         7.26*        282

$   0.00        $   0.00       $   (.47)       $  10.55         8.46%        $   19,215        2.33%(c)*        7.94%*       237%
    (.31)           0.00          (1.35)          10.17          .27             16,067        2.58(c)          6.43         183
    (.29)           0.00          (1.06)          11.46        16.12              4,388        2.60(c)          5.86         417
    0.00            0.00           (.56)          10.83        14.47                750        2.60*(c)         7.03*        282

--------------------------------------------------------------------------------
Please refer to the footnotes on page 56.

                                     Net                                Net              Net
                                    Asset                          Realized and       Increase
                                    Value                           Unrealized      (Decrease) In    Dividends From    Distributions
                                Beginning Of     Net Investment   Gain (Loss) On   Net Asset Value   Net Investment      From Net
   Fiscal Year or Period           Period         Income (Loss)     Investments    From Operations       Income       Realized Gains
   ---------------------        ------------     --------------   --------------   ---------------   --------------   --------------
Corporate Bond
   Class A
   Year Ended 6/30/99........      $14.19          $ 1.06(g)          $(1.64)           $ (.58)          $(1.07)          $0.00
   Year Ended 6/30/98........       14.19            1.08(g)             .12              1.20            (1.08)           0.00
   Year Ended 6/30/97........       13.29            1.15(g)             .97              2.12            (1.22)           0.00
   Year Ended 6/30/96........       12.92            1.26                .27              1.53            (1.16)           0.00
   Year Ended 6/30/95........       12.51            1.19                .36              1.55            (1.14)           0.00
   Year Ended 6/30/94........       14.15            1.11              (1.36)             (.25)           (1.11)           (.25)
   Class B
   Year Ended 6/30/99........      $14.19          $  .97(g)          $(1.64)           $ (.67)          $ (.98)          $0.00
   Year Ended 6/30/98........       14.19             .98(g)             .13              1.11             (.98)           0.00
   Year Ended 6/30/97........       13.29            1.05(g)             .98              2.03            (1.13)           0.00
   Year Ended 6/30/96........       12.92            1.15                .29              1.44            (1.07)           0.00
   Year Ended 6/30/95........       12.50            111                .36              1.47            (1.05)           0.00
   Year Ended 6/30/94........       14.15            1.02              (1.37)             (.35)           (1.04)           (.25)
   Class C
   Year Ended 6/30/99........      $14.19          $  .97(g)          $(1.64)           $ (.67)          $ (.98)          $0.00
   Year Ended 6/30/98........       14.19             .99(g)             .12              1.11             (.99)           0.00
   Year Ended 6/30/97........       13.29            1.04(g)             .99              2.03            (1.13)           0.00
   Year Ended 6/30/96........       12.93            1.14                .29              1.43            (1.07)           0.00
   Year Ended 6/30/95........       12.50            1.10                .38              1.48            (1.05)           0.00
   Year Ended 6/30/94........       14.15            1.02              (1.37)             (.35)           (1.05)           (.25)

High Yield
   Class A
   Year Ended 8/31/99........      $10.76          $ 1.02(g)          $(1.08)           $ (.06)          $(1.02)          $(.15)
   Year Ended 8/31/98........       11.17            1.03(g)            (.27)              .76            (1.02)           (.14)
   4/22/97+ to 8/31/97.......       10.00             .37(g)            1.15              1.52             (.35)           0.00
   Class B
   Year Ended 8/31/99........      $10.75          $  .95(g)          $(1.08)           $ (.13)          $ (.95)          $(.15)
   Year Ended 8/31/98........       11.17             .96(g)            (.28)              .68             (.95)           (.14)
   4/22/97+ to 8/31/97.......       10.00             .31(g)            1.19              1.50             (.33)           0.00
   Class C
   Year Ended 8/31/99........      $10.75          $  .95(g)          $(1.07)           $ (.12)          $ (.95)          $(.15)
   Year Ended 8/31/98........       11.17             .96(g)            (.28)              .68             (.95)           (.14)
   4/22/97+ to 8/31/97.......       10.00             .32(g)            1.18              1.50             (.33)           0.00


--------------------------------------------------------------------------------
# Prior to July 22, 1993, Equitable Capital Management Corporation ("Equitable") served as the investment adviser to The Alliance Portfolios (the "Trust"), of which Alliance Short-Term U.S. Government is a series. On July 22, 1993, Alliance acquired the business and substantially all of the assets of Equitable and became investment adviser to the Trust.

+     Commencement of operations.

++    Commencement of distribution.

+++   Unaudited.

*     Annualized.

**    Reflects newly adopted fiscal year end.


(a) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at the net asset value during the period, and a redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of total investment return. Total investment returns calculated for periods of less than one year are not annualized.

(b) "Total dividends and distributions" includes dividends in excess of net investment income and return of capital. Alliance Short-Term U.S. Government had dividends in excess of net investment income, for the year ended August 31, 1995, with respect to Class A shares of $(.03); with respect to Class B shares, $(.03); and with respect to Class C shares, $(.03).

(c) Net of expenses assumed and/or waived/reimbursed. If Alliance Short-Term U.S. Government had borne all expenses, the expense ratios would have been with respect to Class A shares, 2.20% (annualized) for 1993, 2.17% for the year ended April 30, 1994, 2.95% (annualized) for the period ended August 31, 1994, 3.71% for the year ended August 31, 1995, 3.04% for the year ended August 31, 1996, 2.42% for the year ended August 31, 1997, 2.81% for the year ended August 31, 1998 and 2.00% for the year ended August 31, 1999; with respect to Class B shares, 4.81% (annualized) for 1993, 3.21% for the year ended April 30, 1994, 3.60% (annualized) for the period ended August 31, 1994, 4.33% for the year ended August 31, 1995, 3.74% for the year ended August 31, 1996, 3.10% for the year ended August 31, 1997, 3.63% for the year ended August 31, 1998 and 2.73% for the year ended August 31, 1999; with respect to Class C shares, 3.10% (annualized) for the year ended April 30, 1994, 3.64% (annualized) for the period ended August 31, 1994 (annualized), 4.23% for the year ended August 31, 1995, 3.72% for the year ended August 31, 1996, 3.09% for the year ended August 31, 1997, 3.58% for the year ended August 31, 1998 and 2.71% for the year ended August 31, 1999. If Alliance Global Strategic Income had borne all expenses for the respective periods January 9, 1996 to October 31, 1996, its fiscal year ended 1997, its fiscal year ended in 1998 and 1999, the expense ratio would have been with respect to Class A shares, 19.20% (annualized), 4.06%, 2.08%, and 1.66% respectively; with respect to Class B shares, 19.57% (annualized), 4.76%, and 2.37% 2.76% respectively; and with respect to Class C shares, 19.49% (annualized), 4.77%, 2.77% and 2.36% respectively. If Alliance High Yield had borne all expenses for the respective periods April 22, 1997 to August 31, 1997 and the fiscal year ended August 31, 1998, the expense ratios would have been with respect to Class A shares, 3.11% (annualized) and 1.46%, respectively; with respect to Class B shares, 3.85% (annualized) and 2.16%, respectively; and with respect to Class C shares, 3.84% (annualized) and 2.16%, respectively.

Distributions                                                  Total         Net Assets                    Ratio of Net
  in Excess                      Total                      Investment        At End Of        Ratio        Investment
   of Net        Return        Dividends      Net Asset       Return           Period       of Expenses    Income (Loss)  Portfolio
 Investment        of             and         Value End    Based on Net        (000's        To Average     To Average    Turnover
   Income        Capital     Distributions    of Period   Asset Value (a)     omitted)       Net Assets     Net Assets      Rate
-------------    -------     -------------    ---------   ---------------    ----------     -----------    ------------   --------
   $ (.01)       $ (.04)        $(1.12)         $12.49         (4.08)%        $ 476,141        1.11%           8.13%         281%
     (.12)         0.00          (1.20)          14.19          8.66            510,397        1.05            7.52          244
     0.00          0.00          (1.22)          14.19         16.59            370,845        1.12            8.34          307
     0.00          0.00          (1.16)          13.29         12.14            277,369        1.20            9.46          389
     0.00          0.00          (1.14)          12.92         13.26            230,750        1.24            9.70          387
     (.03)         0.00          (1.39)          12.51         (2.58)           219,182        1.30            7.76          372

   $ (.01)       $ (.04)        $(1.03)         $12.49         (4.77)%        $ 630,631        1.82%           7.41%         281%
     (.13)         0.00          (1.11)          14.19          7.95            672,374        1.75            6.80          244
     0.00          0.00          (1.13)          14.19         15.80            480,326        1.82            7.62          307
     0.00          0.00          (1.07)          13.29         11.38            338,152        1.90            8.75          389
     0.00          0.00          (1.05)          12.92         12.54            241,393        1.99            9.07          387
     (.01)         0.00          (1.30)          12.50         (3.27)           184,129        2.00            7.03          372

   $ (.01)       $ (.04)        $(1.03)         $12.49         (4.77)%        $ 204,271        1.81%           7.37%         281%
     (.12)         0.00          (1.11)          14.19          7.95            254,530        1.75            6.83          244
     0.00          0.00          (1.13)          14.19         15.80            174,762        1.82            7.61          307
     0.00          0.00          (1.07)          13.29         11.30             83,095        1.90            8.74          389
     0.00          0.00          (1.05)          12.93         12.62             51,028        1.84            8.95          387
     0.00          0.00          (1.30)          12.50         (3.27)            50,860        1.99            6.98          372



   $ (.05)       $ (.01)        $(1.23)         $ 9.47          (.58)%        $ 102,400        1.31%          10.21%         182%
     (.01)         0.00          (1.17)          10.76          6.42             43,960        1.43(c)         8.89          311
     0.00          0.00           (.35)          11.17         15.33              5,889        1.70*(c)        8.04*          73

   $ (.05)       $ (.01)        $(1.16)         $ 9.46         (1.26)%        $ 527,337        2.03%           9.52%         182%
     (.01)         0.00          (1.10)          10.75          5.69            269,426        2.13(c)         8.18          311
     0.00          0.00           (.33)          11.17         15.07             43,297        2.40*(c)        7.19*          73

   $ (.05)       $ (.01)        $(1.16)         $ 9.47         (1.16)%        $  99,927        2.02%           9.54%         182%
     (.01)         0.00          (1.10)          10.75          5.69             48,337        2.13(c)         8.17          311
     0.00          0.00           (.33)          11.17         15.07              7,575        2.40*(c)        7.24*          73

--------------------------------------------------------------------------------

(d) If Alliance Short-Term U.S. Government had not borne interest expenses, the ratio of expenses (net of expenses assumed and/or waived/reimbursed and after giving effect to an expense offset agreement with the transfer agent) to average net assets would have been with respect to Class A shares, 1.40% for 1996, 1997, 1998 and 1999; with respect to Class B shares, 2.10% for 1996, 1997, 1998 and 1999; and with respect to Class C shares, 2.10% for 1996, 1997, 1998 and 1999. If Alliance U.S. Government Fund had not borne interest expense, the ratio of expenses to average net assets would have been 1.08% with respect to Class A shares, 1.79% with respect to Class B shares, 1.78% with respect to Class C shares. If Alliance Limited Maturity Government had not borne interest expenses, the ratio of expenses to average net assets would have been with respect to Class A shares, 1.20% for 1994, 1.41% for 1995, 1.58% for 1996, 1.65% for
      1997, 1.68% for 1998 and 1.55% for 1999; with respect to Class B shares, 1.91% for 1994, 2.11% for 1995, 2.30% for 1996, 2.39% for 1997, 2.39% for
      1998 and 2.28% for 1999; with respect to Class C shares, 1.89% for 1994, 2.10% for 1995, 2.29% for 1996, 2.37% for 1997, 2.38% for 1998 and 2.27%
      for 1999. If Alliance Mortgage Securities Income Fund had not borne interest expense the ratio of expenses to average net assets would have been with respect to Class A shares .97% for 1994, 1.03% for 1995, 1.03% for 1996, 1.07% for 1997, 1.14% for 1998 and 1.15% for 1999; with respect to Class B shares, 1.68% for 1994, 1.74% for 1995, 1.74% for 1996, 1.78%
      for 1997, 1.85% for 1998, and 1.87% for 1999; with respect to Class C shares 1.69% for 1994, 1.73% for 1995, 1.73% for 1996, 1.77% for 1997,
      1.84% for 1998, and 1.85% for 1999.

(e) Includes interest expenses. If Alliance Multi-Market Strategy had not borne interest expenses or loan fees, the ratio of expenses to average net assets would have been with respect to Class A shares, 1.30% for 1994, 1.55% for 1995, and 1.60% for 1996; with respect to Class B shares, 2.01% for 1994, 2.22% for 1995, and 2.31% for 1996; with respect to Class C shares, 1.99% for 1994, 2.24% for 1995, and 2.30% for 1996. If Alliance
      North American Government Income had not borne interest expenses, the ratio of expenses (net of interest expenses) to average net assets would have been with respect to Class A shares, 1.37% for 1994, 1.51% for 1995, 1.41% for 1996, 1.38% for 1997, 1.36% for 1998 and 1.38% for 1999; with respect to Class B shares, 2.07% for 1994, 2.22% for 1995, 2.12% for 1996,
      2.09% for 1997, 2.07% for 1998 and 2.09% for 1999; and with respect to
      Class C shares, 2.06% for 1994, 2.21% for 1995, 2.12% for 1996, 2.08% for
      1997, 2.06% for 1998 and 2.08% for 1999.

(f) Amounts do not reflect the impact of expense offset arrangement with the transfer agent. Taking into account such expense offset arrangements, the ratio of expenses to average net assets, for Alliance Multi-Market Strategy would have been with respect to Class A shares 1.57% for 1997, 1.73% for 1998 and 1.33% for 1999, with respect to Class B shares 2.28% for 1997, 2.40% for 1998 and 2.04% for 1999 and with respect to Class C shares 2.27% for 1997, 2.60% for 1998 and 2.03% for 1999. For Alliance Short-Term U.S. Government the ratio of expenses to average net assets, giving effect to the assumption and/or waiver/reimbursement of expenses, would have been with respect to Class A shares 1.82% for 1998 and 1.55% for 1999, with respect to Class B shares 2.55% for 1998 and 2.25% for 1999 and with respect to Class C shares 2.56% for 1998 and 2.26% for 1999.

(g)   Based on average shares outstanding.

--------------------------------------------------------------------------------
                                   APPENDIX A
--------------------------------------------------------------------------------
                                  BOND RATINGS
--------------------------------------------------------------------------------

MOODY'S INVESTORS SERVICE, INC.

Aaa--Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa--Bonds which are rated Aa are judged to be of high quality by all standards.
   Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than the Aaa securities.

A--Bonds which are rated A possess many favorable investment attributes and are to be considered as upper-medium-grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa--Bonds which are rated Baa are considered as medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba--Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well-assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B--Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa--Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca--Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C--Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Absence of Rating--When no rating has been assigned or where a rating has been suspended or withdrawn, it may be for reasons unrelated to the quality of the issue.

Should no rating be assigned, the reason may be one of the following:

1. An application for rating was not received or accepted.

2. The issue or issuer belongs to a group of securities or companies that are unrated as a matter of policy.

3. There is a lack of essential data pertaining to the issue or issuer.

4. The issue was privately placed, in which case the rating is not published in Moody's publications.

Suspension or withdrawal may occur if new and material circumstances arise, the effects of which preclude satisfactory analysis; if there is no longer available reasonable up-to-date data to permit a judgment to be formed; if a bond is called for redemption; or for other reasons.

Note--Moody's applies numerical modifiers, 1, 2 and 3 in each generic rating classification from Aa through B in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

STANDARD & POOR'S RATINGS SERVICES

AAA--Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA--Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

A--Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB--Debt rated BBB normally exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

BB, B, CCC, CC, C--Debt rated BB, B, CCC, CC or C is regarded as having significant speculative characteristics. BB indicates the lowest degree of speculation and C the highest. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major exposures to adverse conditions.

BB--Debt rated BB is less vulnerable to nonpayment than other speculative debt.
   However, it faces major ongoing uncertainties or exposure to adverse business, financial or economic conditions which could lead to an inadequate capacity to pay interest and repay principal.

B--Debt rated B is more vulnerable to nonpayment than debt rated BB, but there is capacity to pay interest and repay principal. Adverse business, financial or economic conditions will likely impair the capacity or willingness to pay principal or repay interest.

CCC--Debt rated CCC is currently vulnerable to nonpayment, and is dependent upon favorable business, financial and economic conditions to pay interest and repay principal. In the event of adverse business, financial or economic conditions, there is not likely to be capacity to pay interest or repay principal.

CC--Debt rated CC is currently highly vulnerable to nonpayment.

C--The C rating may be used to cover a situation where a bankruptcy petition has been filed or similar action has been taken, but payments are being continued.

D--The D rating, unlike other ratings, is not prospective; rather, it is used only where a default has actually occurred.

Plus (+) or Minus (-)--The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR--Not rated.

DUFF & PHELPS CREDIT RATING CO.

AAA--Highest credit quality. The risk factors are negligible, being only slightly more than for risk-free U.S. Treasury debt.

AA+,AA, AA- --High credit quality. Protection factors are strong. Risk is modest but may vary slightly from time to time because of economic conditions.

A+,A, A- --Protection factors are average but adequate. However, risk factors are more variable and greater in periods of economic stress.

BBB+, BBB, BBB- --Below average protection factors but still considered sufficient for prudent investment. Considerable variability in risk during economic cycles.

BB+, BB, BB- --Below investment grade but deemed likely to meet obligations when due. Present or prospective financial protection factors fluctuate according to industry conditions or company fortunes. Overall quality may move up or down frequently within this category.

B+,B, B- --Below investment grade and possessing risk that obligations will not be met when due. Financial protection factors will fluctutate widely according to economic cycles, industry conditions and/or company fortunes. Potential exists for frequent changes in the rating within this category or into a higher or lower rating grade.

CCC--Well below investment grade securities. Considerable uncertainty exists as to timely payment of principal, interest or preferred dividends. Protection factors are narrow and risk can be substantial with unfavorable economic/industry conditions, and/or with unfavorable company developments.

DD--Defaulted debt obligations. Issuer failed to meet scheduled principal and/or interest payments.

DP--Preferred stock with dividend arrearages.

FITCH IBCA, INC.

AAA--Bonds considered to be investment grade and of the highest credit quality.
   The obligor has an exceptionally strong ability to pay interest and repay principal, which is unlikely to be affected by reasonably foreseeable events.

AA--Bonds considered to be investment grade and of very high credit quality. The obligor's ability to pay interest and repay principal is very strong, although not quite as strong as bonds rated AAA. Because bonds rated in the AAA and AA categories are not significantly vulnerable to foreseeable future developments, short-term debt of these issuers is generally rated F- 1+.

A--Bonds considered to be investment grade and of high credit quality. The obligor's ability to pay interest and repay principal is considered to be strong, but may be more vulnerable to adverse changes in economic conditions and circumstances than bonds with higher ratings.

BBB--Bonds considered to be investment grade and of satisfactory credit quality.
   The obligor's ability to pay interest and repay principal is considered to be adequate. Adverse changes in economic conditions and circumstances, however, are more likely to have adverse impact on these bonds, and therefore impair timely payment. The likelihood that the ratings of these bonds will fall below investment grade is higher than for bonds with higher ratings.

BB--Bonds are considered speculative. The obligor's ability to pay interest and repay principal may be affected over time by adverse economic changes. However, business and financial alternatives can be identified which could assist the obligor in satisfying its debt service requirements.

B--Bonds are considered highly speculative. While bonds in this class are currently meeting debt service requirements, the probability of continued timely payment of principal and interest reflects the obligor's limited margin of safety and the need for reasonable business and economic activity throughout the life of the issue.

CCC--Bonds have certain identifiable characteristics which, if not remedied, may lead to default. The ability to meet obligations requires an advantageous business and economic environment.

CC--Bonds are minimally protected. Default in payment of interest and/or principal seems probable over time.

C--Bonds are in imminent default in payment of interest or principal.

DDD, DD, D--Bonds are in default on interest and/or principal payments. Such bonds are extremely speculative and should be valued on the basis of their ultimate recovery value in liquidation or reorganization of the obligor. DDD represents the highest potential for recovery on these bonds, and D represents the lowest potential for recovery.

Plus (+) Minus (-)--Plus and minus signs are used with a rating symbol to indicate the relative position of a credit within the rating category. Plus and minus signs, however, are not used in the AAA, DDD, DD or D categories.

NR--Indicates that Fitch does not rate the specific issue.

--------------------------------------------------------------------------------
                                   APPENDIX B
--------------------------------------------------------------------------------
                               GENERAL INFORMATION
--------------------------------------------------------------------------------
                              ABOUT CANADA, MEXICO
--------------------------------------------------------------------------------
                                  AND ARGENTINA
--------------------------------------------------------------------------------

GENERAL INFORMATION ABOUT CANADA


Canada consists of a federation of ten Provinces and three federal territories (which generally fall under federal authority) with a constitutional division of powers between the federal and Provincial governments. The Parliament of Canada has jurisdiction over all areas not assigned exclusively to the Provincial legislatures, and has jurisdiction over such matters as the federal public debt and property, the regulation of trade and commerce, currency and coinage, banks and banking, national defense, the postal services, navigation and shipping and unemployment insurance.


The Canadian economy is based on the free enterprise system, with business organizations ranging from small owner-operated businesses to large multinational corporations. Manufacturing and resource industries are large contributors to the country's economic output, but as in many other highly developed countries, there has been a gradual shift from a largely goods-producing economy to a predominantly service-based one. Agriculture and other primary production play a small but key role in the economy. Canada is also an exporter of energy to the United States in the form of natural gas (of which Canada has substantial reserves) and hydroelectric power, and has significant mineral resources.


Canadian Dollars are fully exchangeable into U.S. Dollars without foreign exchange controls or other legal restriction. Since the major developed-country currencies were permitted to float freely against one another, the range of fluctuation in the U.S. Dollar/Canadian Dollar exchange rate generally has been narrower than the range of fluctuation between the U.S. Dollar and most other major currencies. Since 1991, Canada generally has experienced a weakening of its currency. The Canadian Dollar reached an all-time low of 1.5770 Canadian Dollars per U.S. Dollar on August 27, 1998. On October 25 1999, the
Canadian Dollar-U.S. Dollar exchange rate was 1.4719:1. The range of fluctuation that has occurred in the past is not necessarily indicative of the range of fluctuation that will occur in the future. Future rates of exchange cannot be accurately predicted.


GENERAL INFORMATION ABOUT THE UNITED MEXICAN STATES

The United Mexican States ("Mexico") is a nation formed by 31 states and a Federal District (Mexico City). The Political Constitution of Mexico, which took effect on May 1, 1917, established Mexico as a Federal Republic and provides for the separation of executive, legislative and judicial branches. The President and the members of the General Congress are elected by popular vote.

Prior to 1994, when Mexico experienced an economic crisis that led to the devaluation of the Peso in December 1994, the Mexican economy experienced improvement in a number of areas, including growth in gross domestic product and a substantial reduction in the rate of inflation and in the public sector financial deficit. Much of the past improvement in the Mexican economy was due to a series of economic policy initiatives intended to modernize and reform the Mexican economy, control inflation, reduce the financial deficit, increase public revenues through the reform of the tax system, establish a competitive and stable currency exchange rate, liberalize trade restrictions and increase investment and productivity, while reducing the government's role in the economy. In this regard, the Mexican government launched a program for privatizing certain state owned enterprises, developing and modernizing the securities markets, increasing investment in the private sector and permitting increased levels of foreign investment.

In 1994 Mexico faced internal and external conditions that resulted in an economic crisis that continues to affect the Mexican economy adversely. Growing trade and current account deficits, which could no longer be financed by inflows of foreign capital, were factors contributing to the crisis. A weakening economy and unsettling political and social developments caused investors to lose confidence in the Mexican economy. This resulted in a large decline in foreign reserves followed by a sharp and rapid devaluation of the Mexican Peso. The ensuing economic and financial crisis resulted in higher inflation and domestic interest rates, a contraction in real gross domestic product and a liquidity crisis.

In response to the adverse economic conditions that developed at the end of 1994, the Mexican government instituted a new economic program; and the government and the business and labor sectors of the economy entered into a new accord in an effort to stabilize the economy and the financial markets. To help relieve Mexico's liquidity crisis and restore financial stability to Mexico's economy, the Mexican government also obtained financial assistance from the United States, other countries and certain international agencies conditioned upon the implementation and continuation of the economic reform program.

In October 1995, and again in October 1996, the Mexican government announced new accords designed to encourage economic growth and reduce inflation. While it cannot be accurately predicted whether these accords will continue to achieve their objectives, the Mexican economy has stabilized since the economic crisis of 1994, and the high inflation and high interest rates that continued to be a factor after 1994 have subsided as well. After declining for five consecutive quarters beginning with the first quarter of 1995, Mexico's gross domestic product began to grow in the second quarter of 1996. That growth has been sustained, resulting in increases of 5.2%, 6.8% and 4.8% in 1996, 1997 and 1998, respectively. The growth rate for the first six months of 1999 was 2.5%. In addition, inflation dropped from a 52% annual rate in 1995 to a 27.7% annual rate in 1996 and a 15.7% annual rate in 1997. In 1998, the inflation rate was 18.6%. Mexico's economy is influenced by international economic conditions, particularly those in the United States, and by world prices for oil and other commodities. The recovery of the economy will require continued economic and fiscal discipline as well as stable political and social conditions. In addition, there is no assurance that Mexico's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.


Under economic policy initiatives implemented on and after December 1987, the Mexican government introduced a series of schedules allowing for the gradual devaluation of the Mexican Peso against the U.S. Dollar. These gradual devaluations continued until December 1994. On December 22, 1994, the Mexican government announced that it would permit the Peso to float freely against other currencies, resulting in a precipitous decline against the U.S. Dollar. By December 31, 1996, the Peso-Dollar exchange rate had decreased approximately 40% from that on December 22, 1994. After dropping approximately 55% from 1994 through 1996, in 1997, the average annual Peso-Dollar exchange rate decreased approximately 4% from that in 1996. In 1998, the average annual Peso-Dollar exchange rate was approximately 16% less than that in 1997.

Mexico has in the past imposed strict foreign exchange controls. There is no assurance that future regulatory actions in Mexico would not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

GENERAL INFORMATION ABOUT THE REPUBLIC OF ARGENTINA

The Republic of Argentina ("Argentina") consists of 23 provinces and the federal capital of Buenos Aires. Its federal constitution provides for an executive branch headed by a President, a legislative branch and a judicial branch. Each province has its own constitution, and elects its own governor, legislators and judges, without the intervention of the federal government.


The military has intervened in the political process on several occasions since 1930 and has ruled the country for 22 of the past 69 years. The most recent military government ruled the country from 1976 to 1983. Four unsuccessful military uprisings have occurred since 1983, the most recent in December 1990.


Shortly after taking office in 1989, the country's current President adopted market-oriented and reformist policies, including an aggressive privatization program, a reduction in the size of the public sector and an opening of the economy to international competition.


In the decade prior to the announcement of a new economic plan in March 1991, the Argentine economy was characterized by low and erratic growth, declining investment rates and rapidly worsening inflation. Despite its strengths, which include a well-balanced natural resource base and a high literacy rate, the Argentine economy failed to respond to a series of economic plans in the 1980's. The 1991 economic plan represented a pronounced departure from its predecessors in calling for raising revenues, cutting expenditures and reducing the public deficit. The extensive privatization program commenced in 1989 was accelerated, the domestic economy deregulated and opened up to foreign trade and the frame-work for foreign investment reformed. As a result of the economic stabilization reforms, inflation was brought under control and gross domestic product has increased each year since 1991, with the exception of 1995. During 1998, gross domestic product increased 3.9% from 1997; however, it contracted by an estimated 3.0% and 4.9% during the first and second quarters, respectively, of 1999. The recent slowdown of economic activity has fostered a deflationary process, evidenced by the 1.5% decrease in the consumer price index during the first six months of 1999. Significant progress was also made between 1991 and 1994 in rescheduling Argentina's debt with both external and domestic creditors, which improved fiscal cash flows in the medium term and allowed a return to voluntary credit markets. There is no assurance that Argentina's economic policy initiatives will be successful or that succeeding administrations will continue these initiatives.


In 1995 economic policy was directed toward the effects of the Mexican currency crisis. The Mexican currency crisis led to a run on Argentine bank deposits, which was brought under control by a series of measures designed to strengthen the financial system. The measures included the "dollarization" of banking reserves, the establishment of two trust funds and strengthening bank reserve requirements.

In 1991 the Argentine government enacted currency reforms, which required the domestic currency to be fully backed by international reserves, in an effort to make the Argentine Peso fully convertible into the U.S. Dollar at a rate of one to one.

The Argentine Peso has been the Argentine currency since January 1, 1992. Since that date, the rate of exchange from the Argentine Peso to the U.S. Dollar has remained approximately one to one. The fixed exchange rate has been instrumental in stabilizing the economy, but has not reduced pressures from high rates of unemployment. It is not clear that the government will be able to resist pressure to devalue the currency. However, the historic range is not necessarily indicative of fluctuations that may occur in the exchange rate over time and future rates of exchange cannot be accurately predicted. The Argentine foreign exchange market was highly controlled until December 1989, when a free exchange rate was established for all foreign currency transactions. Argentina has eliminated restrictions on foreign direct investment and capital repatriation. In 1993, legislation was adopted abolishing previous requirements of a three-year waiting period for capital repatriation. Under the legislation, foreign investors are permitted to remit profits at any time.

For more information about the Funds, the following documents are available upon request:

Annual/Semi-Annual Reports to Shareholders

The Funds' annual and semi-annual reports to shareholders contain additional information on the Funds' investments. In the annual report, you will find a discussion of the market conditions and investment strategies that significantly affected a Fund's performance during its last fiscal year.

Statement of Additional Information (SAI)

Each Fund has an SAI, which contains more detailed information about the Fund, including its operations and investment policies. The Funds' SAIs are incorporated by reference into (and is legally part of) this Prospectus.


You may request a free copy of the current annual/semi-annual report or the SAI, or make inquiries concerning the Funds, by contacting your broker or other financial intermediary, or by contacting Alliance:


By mail:          c/o Alliance Fund Services, Inc.
                  P.O. Box 1520
                  Secaucus, NJ 07096-1520

By phone:         For Information:  (800) 221-5672
                  For Literature:   (800) 227-4618

Or you may view or obtain these documents from the Commission:


o Call the SEC at 1-202-942-8090 for information on the operation of the Public Reference Room.

o Reports and other information about the Fund are available on the EDGAR Database on the Commission's Internet site at http://www.sec.gov

o Copies of the information may be obtained, after paying a duplicating fee, by electronic request at publicinfo@sec.gov, or by writing the Commission's Public Reference Section, Wash. DC 20549-0102


You also may find more information about Alliance and the Funds on the Internet at: www.Alliancecapital.com.



Fund                                                           SEC File No.

Short-Term U.S. Government                                        811-05088
U.S. Government                                                   811-02383
Limited Maturity Government                                       811-06627
Quality Bond                                                      811-02383
Mortgage Securities Income                                        811-03829
Multi-Market Strategy                                             811-06251
North American Government Income                                  811-06554
Global Dollar Government                                          811-08188
Global Strategic Income                                           811-07391
Corporate Bond                                                    811-02383
High Yield                                                         811-9160

The Registrant's Advisor Class Prospectus is incorporated herein by reference to Part A of the Amendment to the Registrant's
Registration Statement on Form N-1A filed with the Commission on February 28, 1997.

[LOGO]                                ALLIANCE MULTI-MARKET
                                      STRATEGY TRUST, INC.
_________________________________________________________________
c/o Alliance Fund Services, Inc.
P.O. Box 1520, Secaucus, New Jersey  07096-1520
Toll Free (800) 221-5672
For Literature:  Toll Free  (800) 227-4681
_________________________________________________________________

               STATEMENT OF ADDITIONAL INFORMATION
                          March 1, 1999
                (as amended November 1, 1999)
_________________________________________________________________

This Statement of Additional Information is not a prospectus but supplements and should be read in conjunction with the current Prospectus for Alliance Multi-Market Strategy Trust, Inc. (the "Fund") that offers Class A, Class B and Class C shares of the Fund, and if the Fund begins to offer Advisor Class shares, the Prospectus that offers the Advisor Class shares of the Fund (the "Advisor Class Prospectus" and, together with any Prospectus that offers the Class A, Class B and Class C shares, the "Prospectus(es)"). The Fund currently does not offer Advisor Class shares. Copies of the Prospectus(es) of the Fund may be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown above.

                        TABLE OF CONTENTS
                                                         PAGE

Description of the Fund..............................
Management of the Fund...............................
Expenses of the Fund.................................
Purchase of Shares...................................
Redemption and Repurchase of Shares..................
Shareholder Services.................................
Net Asset Value......................................
Dividends, Distributions and Taxes...................
Portfolio Transactions...............................
General Information..................................
Report of Independent Auditors and
  Financial Statements...............................
Appendix A (Description of Obligations
  of U.S. Government Agencies or
  Instrumentalities).................................     A-1
Appendix B (Bond and Commercial Paper
  Ratings)...........................................     B-1
Appendix C (Futures Contracts and Options
  On Futures Contracts and Foreign Currencies).......     C-1

Appendix D (Additional Information About
  The United Mexican States).........................     D-1
Appendix E (Certain Employee Benefit Plans)..........     E-1

______________________
(R): This registered service mark used under license from the owner, Alliance Capital Management L.P.

_________________________________________________________________

                     DESCRIPTION OF THE FUND
_________________________________________________________________

         Alliance Multi-Market Strategy Trust, Inc. (the "Fund") is a non-diversified, open-end investment company. The Fund's investment objective is to seek the highest level of current income, consistent with what Alliance Capital Management L.P., the Fund's investment adviser (the "Adviser"), considers to be prudent investment risk, that is available from a portfolio of high-quality debt securities having remaining maturities of not more than five years. The Fund seeks high current yields by investing in a portfolio of debt securities denominated in the U.S. Dollar and selected foreign currencies. Accordingly, the Fund will seek investment opportunities in foreign, as well as domestic, securities markets. Normally, the Fund expects to maintain at least 70% of its assets in debt securities denominated in foreign currencies, but not more than 25% of the Fund's net assets may be invested in debt securities denominated in a single currency other than the U.S. Dollar except for the euro, in which the Fund may invest not more than 50% of its net assets. The Fund is designed for the investor who seeks a higher yield than a money market fund or certificate of deposit and less fluctuation in net asset value than a longer-term bond fund. Certificates of deposit are insured and generally have fixed interest rates while yields for the Fund will fluctuate with changes in interest rates and other market conditions.

         The following investment policies and restrictions supplement, and should be read in conjunction with, the information set forth in the Fund's Prospectus under the heading "Description of the Fund." Except as otherwise indicated, the Fund's investment policies are not designated "fundamental policies" within the meaning of the Investment Company Act of 1940, as amended (the "1940 Act") and may, therefore, be changed by the Fund's Board of Directors without a shareholder vote. However, the Fund will not change its investment policies without contemporaneous written notice to shareholders. The Fund's investment objective may not be changed without shareholder approval. There can be, of course, no assurance that the Fund will achieve its investment objective.

HOW THE FUND PURSUES ITS OBJECTIVES

         In pursuing its investment objective, the Fund seeks to minimize credit risk and fluctuations in net asset value by investing only in short-term debt securities (i.e., five years or less). Normally, a high proportion of the Fund's portfolio consists of money market instruments. The Adviser actively manages the Fund's portfolio in accordance with a multi-market investment strategy, allocating the Fund's investments among securities denominated in the U.S. Dollar and the currencies of a number of foreign countries and, within each such country, among different types of debt securities. The Adviser adjusts the Fund's exposure to each currency based on its perception of the most favorable markets and issuers. In this regard, the percentage of assets invested in securities of a particular country or denominated in a particular currency will vary in accordance with the Adviser's assessment of the relative yield and appreciation potential of such securities and the relationship of a country's currency to the U.S. Dollar. Fundamental economic strength, credit quality and interest rate trends are the principal factors considered by the Adviser in determining whether to increase or decrease the emphasis placed upon a particular type of security or industry sector within the Fund's investment portfolio. The Fund will not invest more than 25% of its net assets in debt securities denominated in a single currency other than the U.S. Dollar.

         The attractive returns currently available from short-term foreign currency-denominated debt instruments can be adversely affected by changes in exchange rates. The Adviser believes that the use of foreign currency hedging techniques, including "cross-hedges" (see "Additional Investment Policies and Practices-Forward Foreign Currency Exchange Contracts," below), can help protect against declines in the U.S. Dollar value of income available for distribution to shareholders and declines in the net asset value of the Fund's shares resulting from adverse changes in currency exchange rates. For example, the return available from securities denominated in a particular foreign currency would diminish in the event the value of the U.S. Dollar increased against such currency. Such a decline could be partially or completely offset by an increase in value of a cross-hedge involving a forward exchange contract to sell a different foreign currency, where such contract is available on terms more advantageous to the Fund than a contract to sell the currency in which the position being hedged is denominated. It is the Adviser's belief that cross-hedges can therefore provide significant protection of net asset value in the event of a general rise in the U.S. Dollar against foreign currencies. However, a cross-hedge cannot protect against exchange rate risks perfectly, and if the Adviser is incorrect in its judgment of future exchange rate relationships, the Fund could be in a less advantageous position than if such a hedge had not been established.

         The Fund invests in debt securities denominated in the currencies of countries whose governments are considered stable by the Adviser. In addition to the U.S. Dollar, such currencies include, among others, the Australian Dollar, Austrian Schilling, British Pound Sterling, Canadian Dollar, Danish Krone, Dutch

Guilder, European Currency Unit ("ECU"), French Franc, Irish
Pound, Italian Lira, Japanese Yen, New Zealand Dollar, Norwegian
Krone, Spanish Peseta, Swedish Krona, Swiss Franc and German
Mark.

         An issuer of debt securities purchased by the Fund may be domiciled in a country other than the country in whose currency the instrument is denominated. In addition, the Fund may purchase debt securities denominated in one currency the principal amounts of which and value of interest payments on which are determined with reference (or "linked") to another currency. The value of these investments may fluctuate inversely in correlation with changes in the Peso-Dollar exchange rate and with the general level of interest rates in Mexico. For a general description of Mexico, see Appendix D.

         The Fund seeks to minimize investment risk by limiting its portfolio investments to debt securities of high quality. Accordingly, the Fund's portfolio consists only of: (i) debt securities issued or guaranteed by the U.S. government, its agencies or instrumentalities ("U.S. Government Securities");
(ii) obligations issued or guaranteed by a foreign government or any of its political subdivisions, authorities, agencies, or instrumentalities, or by supranational entities, all of which are rated AAA or AA by Standard & Poor's Ratings Services ("S&P") or Aaa or Aa by Moody's Investors Services, Inc. ("Moody's") ("High Quality Ratings") or, if unrated, determined by the Adviser to be of equivalent quality; (iii) corporate debt securities having at least one High Quality Rating or, if unrated, determined by the Adviser to be of equivalent quality; (iv) certificates of deposit and bankers' acceptances issued or guaranteed by, or time deposits maintained at, banks (including foreign branches of U.S. banks or U.S. or foreign branches of foreign banks) having total assets of more than $500 million and determined by the Adviser to be of high quality; and (v) commercial paper rated A-1 by S&P, Prime-1 by Moody's, Fitch-1 by Fitch IBCA, Inc. ("Fitch") or
Duff 1 by Duff & Phelps Credit Rating Co. ("Duff & Phelps") or, if not rated, issued by U.S. or foreign companies having outstanding debt securities rated AAA or AA by S&P, or Aaa or Aa by Moody's and determined by the Adviser to be of high quality.

         The Fund may invest without limitation in commercial paper which is indexed to certain specific foreign currency exchange rates. The terms of such commercial paper provide that its principal amount is adjusted upwards or downwards (but not below zero) at maturity to reflect changes in the exchange rate between two currencies while the obligation is outstanding. The Fund will purchase such commercial paper with the currency in which it is denominated and, at maturity, will receive interest and principal payments thereon in that currency, but the amount of principal payable by the issuer at maturity will change in proportion to the change (if any) in the exchange rate between the two specified currencies between the date the instrument is issued and the date the instrument matures. While such commercial paper entails the risk of loss of principal, the potential for realizing gains as a result of changes in foreign currency exchange rates enables the Fund to hedge (or cross-hedge) against a decline in the U.S. Dollar value of investments denominated in foreign currencies while providing an attractive money market rate of return. The Fund will purchase such commercial paper for hedging purposes only, not for speculation.

         Under normal circumstances, and as a matter of fundamental policy, the Fund "concentrates" at least 25% of its total assets in debt instruments issued by domestic and foreign companies engaged in the banking industry, including bank holding companies. Such investments may include certificates of deposit, time deposits, bankers' acceptances, and obligations issued by bank holding companies, as well as repurchase agreements entered into with banks (as distinct from non-bank dealers) in accordance with the policies set forth in "Additional Investment Policies and Practices-Repurchase Agreements" below. However, when business or financial conditions warrant the Fund may, for temporary defensive purposes, vary from its policy of investing at least 25% of its total assets in the banking industry. For example, the Fund may reduce its position in debt instruments issued by domestic and foreign banks and bank holding companies and increase its position in U.S. Government Securities or cash equivalents.

         Due to the Fund's investment policy with respect to investments in the banking industry, the Fund will have greater exposure to the risk factors which are characteristic of such investments. In particular, the value of and investment return on the Fund's shares will be affected by economic or regulatory developments in or related to the banking industry. Sustained increases in interest rates can adversely affect the availability and cost of funds for a bank's lending activities, and a deterioration in general economic conditions could increase the exposure to credit losses. The banking industry is also subject to the effects of: the concentration of loan portfolios in particular businesses such as real estate, energy, agriculture or high technology-related companies; national and local regulation; and competition within those industries as well as with other types of financial institutions. In addition, the Fund's investments in commercial banks located in several foreign countries are subject to additional risks due to the combination in such banks of commercial banking and diversified securities activities. As discussed above, however, the Fund will seek to minimize its exposure to such risks by investing only in debt securities which are determined to be of high quality.

         The Fund may invest in debt securities issued by supranational organizations such as: the International Bank for Reconstruction and Development (the "World Bank"), which was chartered to finance development projects in developing member countries; the European Union, which is a fifteen-nation organization engaged in cooperative economic activities; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions.

         The Fund may invest in debt securities denominated in the ECU, which is a "basket" consisting of specified amounts of the currencies of certain of the fifteen member states of the European Union. The specific amounts of currencies comprising the ECU may be adjusted by the Council of Ministers of the European Union to reflect changes in relative values of the underlying currencies. The Adviser does not believe that such adjustments will adversely affect holders of ECU-denominated obligations or the marketability of such securities. European governments and supranationals, in particular, issue ECU-denominated obligations.

         Investing in securities issued by foreign governments and corporations involves considerations and possible risks not typically associated with investing in obligations issued by the U.S. government and domestic corporations. The values of foreign investments are affected by changes in currency rates or exchange control regulations, application of foreign tax laws, including withholding taxes, changes in governmental administration or economic or monetary policy (in this country or abroad) or changed circumstances in dealings between nations. Costs are incurred in connection with conversions between various currencies. In addition, foreign brokerage commissions are generally higher than in the United States, and foreign securities markets may be less liquid, more volatile and less subject to governmental supervision than in the United States. Investments in foreign countries could be affected by other factors not present in the United States, including expropriation, confiscatory taxation, lack of uniform accounting and auditing standards and potential difficulties in enforcing contractual obligations and could be subject to extended settlement periods.

         The ability of governments to make timely payments on their obligations is likely to be influenced strongly by the issuer's balance of payments, including export performance, and its access to international credits and investments. To the extent that a country receives payment for its exports in currencies other than dollars, its ability to make debt payments denominated in dollars could be adversely affected. To the extent that a country develops a trade deficit, it will need to depend on continuing loans from foreign governments, multi-lateral organizations or private commercial banks, aid payments from foreign governments and on inflows of foreign investment. The access of a country to these forms of external funding may not be certain, and a withdrawal of external funding could adversely affect the capacity of a government to make payments on its obligations. In addition, the cost of servicing debt obligations can be affected by a change in international interest rates since the majority of these obligations carry interest rates that are adjusted periodically based upon international rates.

         Securities Ratings. The ratings of fixed-income securities by S&P, Moody's, Duff & Phelps and Fitch are a generally accepted barometer of credit risk. They are, however, subject to certain limitations from an investor's standpoint. The rating of an issuer is heavily weighted by past developments and does not necessarily reflect probable future conditions. There is frequently a lag between the time a rating is assigned and the time it is updated. In addition, there may be varying degrees of difference in credit risk of securities within each rating category.

ADDITIONAL INVESTMENT POLICIES AND PRACTICES

         The following additional investment policies supplement those set forth in the Prospectus.

         ILLIQUID SECURITIES. The Fund has adopted the following investment policy which may be changed by the vote of the Board of Directors. The Fund will not invest in illiquid securities if immediately after such investment more than 10% of the Fund's total assets (taken at market value) would be invested in such securities. In addition, the Fund will not maintain more than 15% of its net assets in illiquid securities. For this purpose, illiquid securities include, among others, (a) direct placements or other securities which are subject to legal or contractual restrictions on resale or for which there is no readily available market (e.g., trading in the security is suspended or, in the case of unlisted securities, market makers do not exist or will not entertain bids or offers), (b) options purchased by the Fund over-the-counter and the cover for options written by the Fund over-the-counter, and (c) repurchase agreements not terminable within seven days.

         Historically, illiquid securities have included securities subject to contractual or legal restrictions on resale because they have not been registered under the Securities Act of

1933, as amended (the "Securities Act"), securities which are otherwise not readily marketable and repurchase agreements having a maturity of longer than seven days. Securities which have not been registered under the Securities Act are referred to as private placements or restricted securities and are purchased directly from the issuer or in the secondary market. Mutual funds do not typically hold a significant amount of these restricted or other illiquid securities because of the potential for delays on resale and uncertainty in valuation. Limitations on resale may have an adverse effect on the marketability of portfolio securities and a mutual fund might be unable to dispose of restricted or other illiquid securities promptly or at reasonable prices and might thereby experience difficulty satisfying redemptions within seven days. A mutual fund might also have to register such restricted securities in order to dispose of them resulting in additional expense and delay. Adverse market conditions could impede such a public offering of securities.

         In recent years, however, a large institutional market has developed for certain securities that are not registered under the Securities Act including repurchase agreements, commercial paper, foreign securities, municipal securities and corporate bonds and notes. Institutional investors depend on an efficient institutional market in which the unregistered security can be readily resold or on an issuer's ability to honor a demand for repayment. The fact that there are contractual or legal restrictions on resale to the general public or to certain institutions may not be indicative of the liquidity of such investments.

         The Fund may invest up to 5% of its total assets (taken at market value) in restricted securities issued under Section 4(2) of the Securities Act, which exempts from registration "transactions by an issuer not involving any public offering."
Section 4(2) instruments are restricted in the sense that they can only be resold through the issuing dealer to institutional investors and in private transactions; they cannot be resold to the general public without registration.

         Rule 144A under the Securities Act allows a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. An insufficient number of qualified institutional buyers interested in purchasing certain restricted securities held by the Fund, however, could affect adversely the marketability of such portfolio securities and the Fund might be unable to dispose of such securities promptly or at reasonable prices. Rule 144A has already produced enhanced liquidity for many restricted securities, and market liquidity for such securities may continue to expand as a result of this regulation and the consequent inception of the PORTAL System, an automated system for the trading, clearance and settlement of unregistered securities of domestic and foreign issuers which is sponsored by the National Association of Securities Dealers, Inc., ("NASD"). The Fund's investment in Rule 144A eligible securities are not subject to the limitations described above on securities issued under Section 4(2).

         The Adviser, under the supervision of the Board of Directors, will monitor the liquidity of restricted securities in the Fund's portfolio that are eligible for resale pursuant to Rule 144A. In reaching liquidity decisions, the Adviser will consider, among others, the following factors: (1) the frequency of trades and quotes for the security; (2) the number of dealers making quotations to purchase or sell the security; (3) the number of other potential purchasers of the security; (4) the number of dealers undertaking to make a market in the security;
(5) the nature of the security (including its unregistered nature) and the nature of the marketplace for the security (e.g., the time needed to dispose of the security, the method of soliciting offers and the mechanics of the transfer); and (6) any applicable Securities and Exchange Commission (the "Commission") interpretation or position with respect to such type of security.

         NET ASSET VALUE FLUCTUATIONS. The net asset value of the Fund's shares will change as the general levels of interest rates fluctuate. When interest rates decline, the value of a portfolio primarily invested in debt securities can be expected to rise. Conversely, when interest rates rise, the value of a portfolio primarily invested in debt securities can be expected to decline. However, a shorter average maturity is generally associated with a lower level of market value volatility and, accordingly, it is expected that the net asset value of the Fund's shares normally will fluctuate less than that of a longer-term bond fund.

         NON-DIVERSIFIED FUND. The Fund is a "non-diversified" investment company, which means the Fund is not limited in the proportion of its assets that may be invested in the securities of a single issuer. However, the Fund intends to conduct its operations so as to qualify to be taxed as a "regulated investment company" for purposes of the Internal Revenue Code of 1986, as amended (the "Code"), which will relieve the Fund of any liability for federal income tax to the extent its earnings are distributed to shareholders. See "Dividends, Distributions and Taxes". To so qualify, among other requirements, the Fund will limit its investment so that, at the close of each quarter of the taxable year, (i) not more than 25% of the Fund's total assets will be invested in the securities of a single issuer, and

(ii) with respect to 50% of its total assets, not more than 5% of its total assets will be invested in the securities of a single issuer and the Fund will not own more than 10% of the outstanding voting securities of a single issuer. The Fund's investments in U.S. Government securities are not subject to these limitations.

         Because the Fund is a non-diversified investment company, it may invest in a smaller number of individual issuer than a diversified investment company, and an investment in such Fund may, under certain circumstances, present greater risk to an investor than an investment in a diversified investment company. Foreign government securities are not treated like U.S. Government securities for purposes of the diversification tests described in the preceding paragraph, but instead are subject to these tests in the same manner as the securities of non-governmental issuer. In this regard, sovereign debt obligations issued by different issuers located in the same country are often treated as issued by a single issuer for purposes of these diversification tests. Certain issuers of structured securities and loan participations may be treated as separate issuers for the purposes of these tests.

         U.S. GOVERNMENT SECURITIES. U.S. Government securities may be backed by the full faith and credit of the United States, supported only by the right of the issuer to borrow from the U.S. Treasury or backed only by the credit of the issuing agency itself. These securities include: (i) the following U.S. Treasury securities, which are backed by the full faith and credit of the United States and differ only in their interest rates, maturities and times of issuance: U.S. Treasury bills (maturities of one year or less with no interest paid and hence issued at a discount and repaid at full face value upon maturity), U.S. Treasury notes (maturities of one to ten years with interest payable every six months) and U.S. Treasury bonds (generally maturities of greater than ten years with interest payable every six months); (ii) obligations issued or guaranteed by U.S. Government agencies and instrumentalities that are supported by the full faith and credit of the U.S. Government, such as securities issued by Government National Mortgage Association ("GNMA"), the Farmers Home Administration, the Department of Housing and Urban Development, the Export-Import Bank, the General Services Administration and the Small Business Administration; and (iii) obligations issued or guaranteed by U.S. government agencies and instrumentalities that are not supported by the full faith and credit of the U.S. Government, such as securities issued by Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"), and governmental collateralized mortgage obligations ("CMOs"). The maturities of the U.S. Government securities listed in paragraphs (i) and (ii) above usually range from three months to 30 years. Such securities, except GNMA certificates, normally provide for periodic payments of interest in fixed amount with principal payments at maturity or specified call dates.

         U.S. Government securities also include zero coupon securities and principal-only securities and certain stripped mortgage related securities ("SMRS"). In addition, other U.S. Government agencies and instrumentalities have issued stripped securities that are similar to SMRS. Such securities include those that are issued with an interest only ("IO") class and a principal only ("PO") Class. Although these stripped securities are purchased and sold by institutional investors through several investment banking firms acting as brokers or dealers, these securities were only recently developed. As a result, established trading markets have not yet developed and, accordingly, these securities may be illiquid. Guarantees of securities by the U.S. Government or its agencies or instrumentalities guarantee only the payment of principal and interest on the securities, and do not guarantee the securities' yield or value or the yield or value of the shares of the Fund that holds the securities.

         U.S. Government securities are considered among the safest of fixed-income investments. As a result, however, their yields are generally lower than the yields available from other fixed-income securities. For a further description of obligations issued or guaranteed by U.S. Government Securities, see Appendix A.

         FUTURES CONTRACTS AND OPTIONS ON FUTURES CONTRACTS. The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, foreign government securities or corporate debt securities ("futures contracts") and may purchase and write put and call options to buy or sell futures contracts ("options on futures contracts"). A "sale" of a futures contract means the acquisition of a contractual obligation to deliver the securities or foreign currencies called for by the contract at a specified price on a specified date. A "purchase" of a futures contract means the incurring of a contractual obligation to acquire the securities or foreign currencies called for by the contract at a specified price on a specified date. The purchaser of a futures contract on an index agrees to take or make delivery of an amount of cash equal to the difference between a specified dollar multiple of the value of the index on the expiration date of the contract ("current contract value") and the price at which the contract was originally struck. No physical delivery of the fixed-income securities underlying the index is made. Options on futures contracts to be written or purchased by the Fund will be traded on U.S. or foreign exchanges or over-the-counter.

         The Fund will not enter into any futures contracts or options on futures contracts if the aggregate of the market value of the outstanding futures contracts of the Fund and the market value of the currencies and futures contracts subject to outstanding options written by the Fund would exceed 50% of the market value of the total assets of the Fund.

         See Appendix C for further discussion of the use, risks and costs of futures contracts and options on futures contracts.

         OPTIONS ON FOREIGN CURRENCIES. The Fund may purchase and write put and call options on foreign currencies for the purpose of protecting against declines in the U.S. Dollar value of foreign currency-denominated portfolio securities and against increases in the U.S. Dollar cost of such securities to be acquired. As in the case of other kinds of options, however, the writing of an option on a foreign currency constitutes only a partial hedge, up to the amount of the premium received, and the Fund could be required to purchase or sell foreign currencies at disadvantageous exchange rates, thereby incurring losses. The purchase of an option on a foreign currency may constitute an effective hedge against fluctuations in exchange rates although, in the event of rate movements adverse to the Fund's position, it may forfeit the entire amount of the premium plus related transaction costs. Options on foreign currencies to be written or purchased by the Fund are traded on U.S. and foreign exchanges or over-the-counter. There is no specific percentage limitation on the Fund's investments in options on foreign currencies.

         See Appendix C for further discussion of the use, risks and costs of options on foreign currencies.

         FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS. The Fund may purchase or sell forward foreign currency exchange contracts ("forward contracts") to attempt to minimize the risk to the Fund of adverse changes in the relationship between the U.S. Dollar and foreign currencies. A forward contract is an obligation to purchase or sell a specific currency for an agreed price at a future date which is individually negotiated and privately traded by currency traders and their customers. The Fund may enter into a forward contract, for example, when it enters into a contract for the purchase or sale of a security denominated in a foreign currency in order to "lock in" the U.S. Dollar price of the security ("transaction hedge"). The Fund may not engage in transaction hedges with respect to the currency of a particular country to an extent greater than the aggregate amount of the Fund's transactions in that currency. Additionally, for example, when the Fund believes that a foreign currency may suffer a substantial decline against the U.S. Dollar, it may enter into a forward sale contract to sell an amount of that foreign currency approximating the value of some or all of the Fund's portfolio securities denominated in such foreign currency, or when the Fund believes that the U.S. Dollar may suffer a substantial decline against a foreign currency, it may enter into a forward purchase contract to buy that foreign currency for a fixed dollar amount ("position hedge"). In this situation the Fund may, in the alternative, enter into a forward contract to sell a different foreign currency for a fixed U.S. Dollar amount where the Fund believes that the U.S. Dollar value of the currency to be sold pursuant to the forward contract will fall whenever there is a decline in the U.S. Dollar value of the currency in which portfolio securities of the Fund are denominated ("cross-hedge"). To the extent required by applicable law, the Fund's Custodian will place liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward contracts entered into with respect to position hedges and cross-hedges. If the value of the assets placed in a separate account declines, additional liquid assets will be placed in the account on a daily basis so that the value of the account will equal the amount of the Fund's commitments with respect to such contracts. As an alternative to maintaining all or part of the separate account, the Fund may purchase a call option permitting the Fund to purchase the amount of foreign currency being hedged by a forward sale contract at a price no higher than the forward contract price or the Fund may purchase a put option permitting the Fund to sell the amount of foreign currency subject to a forward purchase contract at a price as high or higher than the forward contract price. In addition, the Fund may use such other methods of "cover" as are permitted by applicable law. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts.

         While these contracts are not presently regulated by the Commodity Futures Trading Commission (the "CFTC"), the CFTC may in the future assert authority to regulate forward contracts. In such event the Fund's ability to utilize forward contracts in the manner set forth in the Prospectus may be restricted. Forward contracts will reduce the potential gain from a positive change in the relationship between the U.S. Dollar and foreign currencies. Unanticipated changes in currency prices may result in poorer overall performance for the Fund than if it had not entered into such contracts. The use of foreign currency forward contracts will not eliminate fluctuations in the underlying U.S. Dollar equivalent value of the prices of or rates of return on the Fund's foreign currency-denominated portfolio securities and the use of such techniques will subject the Fund to certain risks.

         The matching of the increase in value of a forward contract and the decline in the U.S. Dollar equivalent value of the foreign currency-denominated asset that is the subject of the hedge generally will not be precise. In addition, the Fund may not always be able to enter into foreign currency forward contracts at attractive prices and this will limit the Fund's ability to use such contract to hedge or cross-hedge its assets. Also, with regard to the Fund's use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. Dollar will continue. Thus, at any time poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the Fund's cross-hedges and the movements in the exchange rates of the foreign currencies in which the Fund's assets that are the subject of such cross-hedges are denominated.

         INTEREST RATE TRANSACTIONS. In order to attempt to protect the value of the Fund's investments from interest rate or currency cross-rate fluctuations, the Fund may enter into various hedging transactions, such as interest rate swaps and the purchase or sale of interest rate caps and floors. The Fund expects to enter into these transactions primarily to preserve a return or spread on a particular investment or portion of its portfolio. The Fund may also enter into these transactions to protect against any increase in the price of securities the Fund anticipates purchasing at a later date. The Fund intends to use these transactions as a hedge and not as a speculative investment. Interest rate swaps involve the exchange by the Fund and another party of their respective commitments to pay or receive interest, e.g., an exchange of floating rate payments for fixed rate payments. The exchange commitments can involve payments to be made in the same currency or in different currencies. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index exceeds a predetermined interest rate, to receive payments on a notional principal amount from the party selling such interest rate cap. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate to receive payments on a notional principal amount from the party selling such interest rate floor.

         The Fund may enter into interest rate swaps, caps and floors on either an asset-based or liability-based basis depending on whether it is hedging its assets or its liabilities, and will usually be entered into on a net basis, i.e., the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the two payments. Inasmuch as these hedging transactions are entered into for good faith hedging purposes, the Adviser and the Fund believe such obligations do not constitute senior securities and, accordingly, will not treat them as being subject to its borrowing restrictions. The net amount of the excess, if any, of the Fund's obligations over its entitlements with respect to each interest rate swap will be accrued on a daily basis and an amount of cash or liquid securities having an aggregate net asset value at least equal to the accrued excess will be maintained in a segregated account by the Fund's Custodian. The Fund will enter into interest rate swap, cap or floor transactions with its Custodian, and with other counterparties, but only if (i) for transactions with maturities under one year, such other counterparty has outstanding short-term paper rated at least A-1 by S&P or Prime-1 by Moody's or (ii) for transactions with maturities greater than one year, the counterparty has outstanding debt securities rated at least AA by S&P or Aa by Moody's. If there is a default by the other party to such a transaction, the Fund will have contractual remedies pursuant to the agreements related to the transaction. The swap market has grown substantially in recent years with a large number of banks and investment banking firms acting both as principals and agents utilizing standardized swap documentation. As a result, the swap market has become well established and provides a degree of liquidity. Caps and floors are more recent innovations for which documentation is not as standardized and, accordingly, they are less liquid than swaps.

         GENERAL. The successful use of the foregoing investment practices draws upon the Adviser's special skills and experience with respect to such instruments and usually depends on the Adviser's ability to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Fund may not achieve the anticipated benefits of futures contracts, options or forward contracts or may realize losses and thus be in a worse position than if such strategies had not been used. Unlike many exchange- traded futures contracts and options on futures contracts, there are no daily price fluctuation limits with respect to options on currencies and forward contracts, and adverse market movements could therefore continue to an unlimited extent over a period of time. In addition, the correlation between movements in the prices of such instruments and movements in the price of the securities and currencies hedged or used for cover will not be perfect and could produce unanticipated losses.

         The Fund's ability to dispose of its positions in futures contracts, options and forward contracts will depend on the availability of liquid markets in such instruments. Markets in options and futures with respect to a number of fixed-income securities and currencies are relatively new and still developing. It is impossible to predict the amount of trading interest that may exist in various types of futures contracts, options and forward contracts. If a secondary market does not exist with respect to an option purchased or written by the Fund over-the-counter, it might not be possible to effect a closing transaction in the option (i.e., dispose of the option) with the result that (i) an option purchased by the Fund would have to be exercised in order for the Fund to realize any profit and
(ii) the Fund may not be able to sell currencies or portfolio securities covering an option written by the Fund until the option expires or it delivers the underlying futures contract or currency upon exercise. Therefore, no assurance can be given that the Fund will be able to utilize these instruments effectively for the purposes set forth above.

         LOANS OF PORTFOLIO SECURITIES. The Fund may make secured loans of its portfolio securities to brokers, dealers and financial institutions provided that cash, U.S. Government Securities, other liquid high-quality debt securities, or bank letters of credit equal to at least 100% of the market value of the securities loaned is deposited and maintained by the borrower with the Fund. The risks in lending portfolio securities, as with other extensions of credit, consist of possible loss of rights in the collateral should the borrower fail financially.
In determining whether to lend securities to a particular borrower, the Adviser (subject to review by the Board of Directors) will consider all relevant facts and circumstances, including the creditworthiness of the borrower. While securities are on loan, the borrower will pay the Fund any income earned thereon and the Fund may invest any cash collateral in portfolio securities, thereby earning additional income, or receive an agreed upon amount of income from a borrower who has delivered equivalent collateral. The Fund will have the right to regain record ownership of loaned securities or equivalent securities in order to exercise ownership rights such as voting rights, subscription rights and rights to dividends, interest or other distributions. The Fund may pay reasonable finders, administrative and custodial fees in connection with a loan. The Fund will not lend portfolio securities in excess of 20% of the value of its total assets, nor will the Fund lend its portfolio securities to any officer, director, employee or affiliate of the Fund or the Adviser. The Board of Directors will monitor the Fund's lending of portfolio securities.

         REPURCHASE AGREEMENTS. The Fund may enter into "repurchase agreements," pertaining to the types of securities in which it invests, with member banks of the Federal Reserve System or "primary dealers" (as designated by the Federal Reserve Bank of New York) in such securities. There is no percentage restriction on the Fund's ability to enter into repurchase agreements. Currently, the Fund enters into repurchase agreements only with its Custodian and such primary dealers. A repurchase agreement arises when a buyer such as the Fund purchases a security and simultaneously agrees to resell it to the vendor at an agreed-upon future date, normally one day or a few days later. The resale price is greater than the purchase price, reflecting an agreed-upon interest rate which is effective for the period of time the buyer's money is invested in the security and which is related to the current market rate rather than the coupon rate on the purchased security. Such agreements permit the Fund to keep all of its assets at work while retaining "overnight" flexibility in pursuit of investments of a longer-term nature. The Fund requires continual maintenance by its Custodian for its account in the Federal Reserve/Treasury Book Entry System of collateral in an amount equal to, or in excess of, the market value of the securities which are the subject of the agreement. In the event a vendor defaulted on its repurchase obligation, the Fund might suffer a loss to the extent that the proceeds from the sale of the collateral were less than the repurchase price. In the event of a vendor's bankruptcy, the Fund might be delayed in, or prevented from, selling the collateral for the Fund's benefit. The Fund's Board of Directors has established procedures, which are periodically reviewed by the Board, pursuant to which the Adviser monitors the creditworthiness of the dealers with which the Fund enters into repurchase agreement transactions. The Fund may also borrow through the use of reverse repurchase agreements.

         Repurchase agreements may exhibit the characteristics of loans by the Fund. During the term of the repurchase agreement, the Fund retains the security subject to the repurchase agreement as collateral securing the seller's repurchase obligation, continually monitors on a daily basis the market value of the security subject to the agreement and requires the seller to deposit with the Fund collateral equal to any amount by which the market value of the security subject to the repurchase agreement falls below the resale amount provided under the repurchase agreement.

         PORTFOLIO TURNOVER. The Fund may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates, or for other reasons.
Such trading will increase the Fund's rate of turnover and the incidence of short-term capital gain taxable as ordinary income. The Adviser anticipates that the annual turnover in the Fund will not be in excess of 400%. An annual turnover rate of 400% occurs, for example, when all of the securities in the Fund's portfolio are replaced four times in a period of one year. A high rate of portfolio turnover involves correspondingly greater expenses than a lower rate, which expenses must be borne by the Fund and its shareholders. See "Dividends, Distributions and Taxes" and "General Information--Portfolio Transactions."

SPECIAL BORROWING CONSIDERATIONS

         EFFECTS OF BORROWING. The Fund maintains borrowings from a syndicate of banks, none of which is affiliated with the Fund or the Adviser, in an amount representing approximately 25% of the Fund's total assets less liabilities (other than the amount borrowed). The Fund's loan agreement provides for additional borrowings and for repayments and reborrowings from time to time, and the Fund expects to effect borrowings and repayments at such times and in such amounts as will maintain investment leverage in an amount approximately equal to its 25% target. The loan agreement provides for a selection of interest rates that are based on the lending banks' short-term funding costs in the U.S. and London markets. The Fund may borrow to repurchase its shares or to meet redemption requests.

         Borrowings by the Fund result in leveraging of the Fund's shares of common stock. The proceeds of such borrowings are invested in high-quality, short-term debt securities in accordance with the Fund's investment objective and policies.
The Adviser anticipates that short-term, high-quality debt securities denominated in a number of foreign currencies will continue to produce yields higher than U.S. Dollar-denominated debt obligations of comparable maturity and quality, and that the difference between the interest expense paid by the Fund on borrowings and the rates received by the Fund from its investments in short-term debt securities denominated in foreign currencies will provide shareholders of the Fund with a potentially higher yield.

         Utilization of leverage, which is usually considered speculative, however, involves certain risks to the Fund's shareholders. These include a higher volatility of the net asset value of the Fund's shares of common stock and the relatively greater effect on the net asset value of the shares caused by favorable or adverse changes in currency exchange rates. So long as the Fund is able to realize a net return on its investment portfolio that is higher than the interest expense paid on borrowings, the effect of leverage will be to cause the Fund's shareholders to realize higher current net investment income than if the Fund were not leveraged. On the other hand, interest rates on U.S. Dollar-denominated and foreign currency-denominated obligations change from time to time as does their relationship to each other, depending upon such factors as supply and demand forces, monetary and tax policies within each country and investor expectations. Changes in such factors could cause the relationship between such rates to change so that rates on U.S. Dollar-denominated obligations may substantially increase relative to the foreign currency-denominated obligations in which the Fund may be invested. To the extent that the interest expense on borrowings approaches the net return on the Fund's investment portfolio, the benefit of leverage to the Fund's shareholders will be reduced, and if the interest expense on borrowings were to exceed the net return to shareholders, the Fund's use of leverage would result in a lower rate of return than if the Fund were not leveraged. Similarly, the effect of leverage in a declining market could be a greater decrease in net asset value per share than if the Fund were not leveraged. In an extreme case, if the Fund's current investment income were not sufficient to meet the interest expense on borrowings, it could be necessary for the Fund to liquidate certain of its investments, thereby reducing the net asset value of the Fund's shares.

         PORTFOLIO MANAGEMENT AND OTHER CONSIDERATIONS. In the event of an increase in short-term rates on U.S. Dollar-denominated obligations, or other changed market conditions, to the point where the Fund's leverage could adversely affect the Fund's shareholders, as noted above, or in anticipation of such changes, the Fund may attempt to increase the percentage of its investment portfolio invested in U.S. Dollar-denominated debt securities, which would tend to offset the negative impact of leverage on Fund shareholders. The Fund may also attempt to reduce the degree to which it is leveraged by repaying amounts borrowed.

1940 ACT RESTRICTIONS

         Under the 1940 Act, the Fund is not permitted to borrow unless immediately after such borrowing there is "asset coverage," as that term is defined and used in the 1940 Act, of at least 300% for all borrowings of the Fund. In addition, under the 1940 Act, in the event asset coverage falls below 300%, the Fund must within three days reduce the amount of its borrowing to such an extent that the asset coverage of its borrowings is at least 300%. Assuming, for example, outstanding borrowings representing not more than one-third of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 300%; while outstanding borrowings representing 25% of the Fund's total assets less liabilities (other than such borrowings), the asset coverage of the Fund's portfolio would be 400%. The Fund will maintain asset coverage of outstanding borrowings of at least 300% and if necessary will, to the extent possible, reduce the amounts borrowed by making repayments from time to time in order to do so. Such repayments could require the Fund to sell portfolio securities at times considered disadvantageous by the Adviser and such sales could cause the Fund to incur related transaction costs and to realize taxable gains.

         Under the 1940 Act, the Fund may invest not more than 10% of its total assets in securities of other investment companies. In addition, under the 1940 Act the Fund may not own more than 3% of the total outstanding voting stock of any investment company and not more than 5% of the value of the Fund's total assets may be invested in the securities of any investment company.

         OTHER BORROWINGS. The Fund may also borrow to repurchase its shares or to meet redemption requests. In addition, the Fund may borrow for temporary purposes (including the purposes mentioned in the preceding sentence) in an amount not exceeding 5% of the value of the total assets of the Fund. Borrowings for temporary purposes are not subject to the 300% asset coverage limit described above. See "Certain Fundamental Investment Policies."

CERTAIN FUNDAMENTAL INVESTMENT POLICIES

         The following restrictions may not be changed without shareholder approval, which means the affirmative vote of the holders of (i) 67% or more of the shares represented at a meeting at which more than 50% of the outstanding shares are represented, or (ii) more than 50% of the outstanding shares, whichever is less.

         The Fund may not:

         1. Make loans except through (i) the purchase of debt obligations in accordance with its investment objectives and policies; (ii) the lending of portfolio securities; or (iii) the use of repurchase agreements;

         2. Participate on a joint or joint and several basis in any securities trading account;

         3. Invest in companies for the purpose of exercising control;

         4. Make short sales of securities or maintain a short position, unless at all times when a short position is open it owns an equal amount of such securities or securities convertible into or exchangeable for, without payment of any further consideration, securities of the same issue as, and equal in amount of the securities sold short ("short sales against the box"), and unless not more than 10% of the Fund's net assets (taken at market value) is held as collateral for such sales at any one time (it is the Fund's present intention to make such sales only for the purpose of deferring realization of gain or loss for Federal income tax purposes);

         5. Purchase a security if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Fund would own any securities of an open-end investment company or more than 3% of the total outstanding voting stock of any closed-end investment company or more than 5% of the value of the Fund's total assets would be invested in securities of any one or more closed-end investment companies;

         6. (i) Purchase or sell real estate, except that it may purchase and sell securities of companies which deal in real estate or purchase and sell securities of companies which deal in real estate or interests therein; (ii) purchase or sell commodities or commodity contracts (except currencies, futures contracts on currencies and related options, forward contracts or contracts for the future acquisition or delivery of fixed-income securities and related options, futures contracts and options on futures contracts and other similar contracts); (iii) invest in interests in oil, gas, or other mineral exploration or development programs; (iv) purchase securities on margin, except for such short-term credits as may be necessary for the clearance of transactions; and (v) act as an underwriter of securities, except that the Fund may acquire restricted securities under circumstances in which, if such securities were sold, the Fund might be deemed to be an underwriter for purposes of the Securities Act;

         7. invest 25% or more of its total assets in securities of companies engaged principally in any one industry other than the banking industry, except that this restriction does not apply to U.S. Government Securities;

         8. borrow money, except the Fund may, in accordance with provisions of the 1940 Act, (i) borrow from a bank, if after such borrowing, there is asset coverage of at least 300% as defined in the 1940 Act and (ii) borrow for temporary or emergency purposes in an amount not exceeding 5% of the value of the total assets of the Fund; or

         9. pledge, hypothecate, mortgage or otherwise encumber its assets, except to secure permitted borrowings.

         In addition to the restrictions set forth above, in connection with the qualification of its shares for sale in certain states, the Fund may not invest in (1) warrants if, such warrants valued at the lower cost or market, would exceed 5% of the value of the Fund's net assets. Included within such amount, but not to exceed 2% of the Fund's net assets may be warrants which are not listed on the New York Stock Exchange or the American Stock Exchange. Warrants acquired by the Fund in units or attached to securities may be deemed to be without value;
(2) real estate limited partnerships and (3) mineral leases.

         Whenever any investment policy or restriction states a minimum or maximum percentage of the Fund's assets which may be invested in any security or other asset, it is intended that such minimum or maximum percentage limitation be determined immediately after and as a result of the Fund's acquisition of such security or other asset. Accordingly, any later increase or decrease in percentage beyond the specified limitations resulting from a change in value or net assets will not be considered a violation of any such maximum.

______________________________________________________________

                     MANAGEMENT OF THE FUND
______________________________________________________________

DIRECTORS AND OFFICERS

         The Directors and officers of the Fund, their ages and their principal occupations during the past five years are set forth below. Each such Director and officer is also a trustee, director or officer of other registered investment companies sponsored by the Adviser. Unless otherwise specified, the address of each of the following persons is 1345 Avenue of the Americas, New York, New York 10105.

DIRECTORS

         JOHN D. CARIFA,* 54, Chairman of the Board, is the
President, Chief Operating Officer and a Director of Alliance
Capital Management Corporation ("ACMC"), with which he has been associated since prior to 1994.

         RUTH BLOCK, 68, was formerly an Executive Vice President and the Chief Insurance Officer of The Equitable Life Assurance Society of the United States. She is a Director of Ecolab Incorporated (specialty chemicals) and BP Amoco Corporation (oil and gas). Her address is P.O. Box 4623, Stamford, Connecticut 06903.

         DAVID H. DIEVLER, 70, is an independent consultant. He was formerly a Senior Vice President of ACMC until December 1994.
His address is P.O. Box 167, Spring Lake, New Jersey 07762.

         JOHN H. DOBKIN, 57, has been the President of Historic Hudson Valley (historic preservation) since prior to 1994. Previously, he was Director of the National Academy of Design. His address is 150 White Plains Road, Tarrytown, New York 10591.

         WILLIAM H. FOULK, JR., 67, is an Investment Adviser and an independent consultant. He was formerly Senior Manager of Barrett Associates, Inc., a registered investment adviser, with which he had been associated since prior to 1994. His address is Room 100, 2 Greenwich Plaza, Greenwich, Connecticut 06830.

____________________

*      An "interested person" of the Fund as defined in the 1940
       Act.

         DR. JAMES M. HESTER, 75, is President of the Harry Frank Guggenheim Foundation, with which he has been associated since prior to 1994. He was formerly President of New York University, the New York Botanical Garden and Rector of the United Nations University. His address is 25 Cleveland Lane, Princeton, New Jersey 08540.

         CLIFFORD L. MICHEL, 60, is a member of the law firm of Cahill Gordon & Reindel, with which he has been associated since prior to 1994. He is President and Chief Executive Officer of Wenonah Development Company (investments) and a Director of Placer Dome, Inc. (mining). His address is St. Bernard's Road, Gladstone, New Jersey 07934.

         DONALD J. ROBINSON, 65, is Senior Counsel to the law firm of Orrick, Herrington & Sutcliffe and was formerly a senior partner and a member of the Executive Committee of that firm. He was also a Trustee of the Museum of the City of New York from 1977 to 1995. His address is 98 Hell's Peak Road, Weston, Vermont 05161.

OFFICERS

         JOHN D. CARIFA, Chairman and President, see biography, under "Directors" section above.

         KATHLEEN A. CORBET, 39, Senior Vice President, is an
Executive Vice President of ACMC, with which she has been associated since prior to 1994.

         WAYNE D. LYSKI, 58, Senior Vice President, is an
Executive Vice President of ACMC, with which he has been associated since prior to 1994.

         DOUGLAS J. PEEBLES, 34, Vice President, is a Senior Vice
President of ACMC, with which he has been associated since prior to 1994.

         EDMUND P. BERGAN, JR., 49, Secretary, is a Senior Vice
President and the General Counsel of Alliance Fund Distributors,
Inc. ("AFD") and Alliance Fund Services, Inc. ("AFS"), with which he has been associated since prior to 1994.

         ANDREW L. GANGOLF, 45, Assistant Secretary, is a Vice President and Assistant General Counsel of AFD, with which he has been associated since December 1994. Prior thereto, he was a Vice President and Assistant Secretary of Delaware Management Company, Inc. since prior to 1994.

         DOMENICK PUGLIESE, 38, Assistant Secretary, is a Vice
President and Assistant General Counsel of AFD, with which he has been associated since May 1995. Previously, he was a Vice
President and Counsel of Concord Holding Corporation since prior to 1994.

         EMILIE D. WRAPP, 43, Assistant Secretary, is a Vice
President and Assistant General Counsel of AFD, with which she has been associated since prior to 1994.

         MARK D. GERSTEN, 49, Treasurer and Chief Financial
Officer, is a Senior Vice President of AFS and a Vice President of AFD, with which he has been associated since prior to 1994.

         JUAN J. RODRIGUEZ, 42, Controller, is a Vice President of AFS, with which he has been associated since prior to 1994.

         The aggregate compensation paid by the Fund to each of the Directors during its fiscal year ended October 31, 1998, the aggregate compensation paid to each of the Directors during calendar year 1998 by all of the registered investment companies to which the Adviser provides investment advisory services (collectively, the "Alliance Fund Complex"), and the total number of registered investment companies (and separate investment portfolios within those companies) in the Alliance Fund Complex with respect to which each of the Directors serves as a director or trustee, are set forth below. Neither the Fund nor any registered investment company in the Alliance Fund Complex provides compensation in the form of pension or retirement benefits to any of its directors or trustees. Each of the Directors is a director or trustee of one or more other registered investment companies in the Alliance Fund Complex.

                                              Total Number
                                              of Investment
                                              Companies     Total Number
                                              in            of Investment
                                              the Alliance  Portfolios Within
                                Total         Fund Complex, the Alliance
                                Compensation  Including the Fund Complex,
                                from the      Fund, as to   Including the
                                Alliance Fund which the     Fund, as to which
                  Aggregate     Complex,      Director is   the Director is
                  Compensation  Including     a Director    a Director or
Name of Director  From the Fund the Fund      or Trustee    Trustee

John D. Carifa        $-0-         $-0-            50            114
Ruth Block            $4,601       $180,763        37             77
David H. Dievler      $4,602       $216,288        43             80
John H. Dobkin        $4,568       $185,363        41             91
William H. Foulk, Jr. $4,598       $241,003        45            109
Dr. James M. Hester   $4,605       $172,913        37             74
Clifford L. Michel    $4,605       $187,763        38             90
Donald J. Robinson    $4,601       $193,709        41            103

         As of October 8, 1999, the Directors and officers of the Fund as a group owned less than 1% of the shares of the Fund.

Adviser

         Alliance Capital Management L.P., a Delaware limited partnership with principal offices at 1345 Avenue of the Americas, New York, New York 10105, has been retained under an investment advisory agreement (the "Advisory Agreement") to provide investment advice and, in general, to conduct the management and investment program of the Fund under the supervision of the Fund's Board of Directors (see "Management of the Fund" in the Prospectus).

         The Adviser is a leading international adviser managing client accounts with assets as of September 30, 1999 totaling more than $317 billion (of which more than $143 billion represented assets of investment companies). As of September 30, 1999, the Adviser managed retirement assets for many of the largest public and private employee benefit plans (including 28 of the nation's FORTUNE 100 companies), for public employee retirement funds in 31 states, for investment companies, and for foundations, endowments, banks and insurance companies worldwide. The 52 registered investment companies managed by the Adviser, comprising 118 separate investment portfolios, currently have approximately 4.8 million shareholder accounts.

         ACMC is the general partner of the Adviser. As of September 30, 1999, The Equitable Life Assurance Society of the

United States ("Equitable"), ACMC, Inc. and Equitable Capital Management Corporation ("ECMC") were the beneficial owners of approximately 56% of the outstanding Units of the Adviser. ACMC, ECMC and ACMC, Inc. are wholly owned subsidiaries of Equitable, one of the largest life insurance companies in the United States. ECMC is a registered investment adviser and ACMC, Inc. is a holding company for Units of the Adviser. Equitable is a wholly owned subsidiary of AXA Financial, Inc. ("AXA Financial"), a Delaware corporation whose shares are traded on the New York Stock Exchange. AXA Financial serves as the holding company for the Adviser, Equitable and Donaldson, Lufkin & Jenrette, Inc., a broker-dealer holding company. As of September 30, 1999, AXA, a French insurance holding company, owned approximately 56% of the issued and outstanding shares of the common stock of AXA Financial.


         Under the Advisory Agreement, the Adviser provides investment advisory services and other placement facilities for the Fund and pays all compensation of Directors and officers of the Fund who are affiliated persons of the Adviser. The Adviser or its affiliates also furnishes the Fund, without charge, management supervision and assistance and office facilities and provides persons satisfactory to the Fund's Board of Directors to serve as the Fund's officers.

         The Adviser is, under the Advisory Agreement, responsible for certain expenses incurred by the Fund, including, for example, office facilities and certain administrative services, and any expenses incurred in promoting the sale of Fund shares (other than the portion of the promotional expenses borne by the Fund in accordance with an effective plan pursuant to Rule 12b-1 under the 1940 Act, and the costs of printing Fund prospectuses and other reports to shareholders and fees related to registration with the Securities and Exchange Commission and with state regulatory authorities).

         The Fund has, under the Advisory Agreement, assumed the obligation for payment of all of its other expenses. As to the obtaining of services other than those specifically provided to the Fund by the Adviser, the Fund may utilize personnel employed by the Adviser or by other subsidiaries of Equitable. The Fund may employ its own personnel or contract for services to be performed by third parties. In such event, the services will be provided to the Fund at cost and the payments specifically approved by the Fund's Board of Directors. The Fund paid to the Adviser a total of $128,543 in respect of such services during the fiscal year of the Fund ended in 1998.

         The Advisory Agreement is terminable without penalty by a vote of a majority of the Fund's outstanding voting securities or by a vote of a majority of the Fund's Directors on 60 days' written notice, or by the Adviser on 60 days' written notice, and will automatically terminate in the event of its assignment. The Advisory Agreement provides that in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser, or of reckless disregard of its obligations thereunder, the Adviser shall not be liable for any action or failure to act in accordance with its duties thereunder.

         The Advisory Agreement became effective on July 22, 1992. The Advisory Agreement was approved by the unanimous vote, cast in person, of the Fund's Directors (including the Directors who are not parties to the Advisory Agreement or interested persons as defined in the 1940 Act, of any such party) at a meeting called for the purpose and held on September 10, 1991.
At a meeting held on June 11, 1992, a majority of the outstanding voting securities of the Fund approved the Advisory Agreement.

         The Advisory Agreement remains in effect for successive twelve month periods computed from each November 1, provided that such continuance is specifically approved at least annually by a vote of a majority of the Fund's outstanding voting securities or by the Fund's Board of Directors, including in either case approval by a majority of the Directors who are not parties to the Advisory Agreement or interested persons of any such party as defined by the 1940 Act. Most recently, continuance of the Agreement was approved for the period ending October 31, 2000 by the Board of Directors, including a majority of the Directors who are not "interested persons" as defined in the 1940 Act, at their meeting held on July 14, 1999.

         For the services rendered by the Adviser under the Advisory Agreement, the Fund pays the Adviser at the annual rate of .60 of 1% of the average daily value of the Fund's adjusted total assets (i.e., the average daily value of the initial assets of the Fund, minus the sum of accrued liabilities of the Fund, other than the principal amount of money borrowed). For the fiscal years ended October 31, 1998, October 31, 1997 and
October 31, 1996 the Adviser received from the Fund advisory fees of $681,090, $861,400 and $1,030,962, respectively.

         Certain other clients of the Adviser may have investment objectives and policies similar to those of the Fund. The Adviser may, from time to time, make recommendations which result in the purchase or sale of a particular security by its other clients simultaneously with the Fund. If transactions on behalf of more than one client during the same period increase the demand for securities being purchased or the supply of securities being sold, there may be an adverse effect on price or quantity. It is the policy of the Adviser to allocate advisory recommendations and the placing of orders in a manner which is deemed equitable by the Adviser to the accounts involved, including the Fund.
When two or more of the clients of the Adviser (including the Fund) are purchasing or selling the same security on a given day from the same broker-dealer, such transactions may be averaged as to price.

         The Adviser may act as an investment adviser to other persons, firms or corporations, including investment companies, and is investment adviser to AFD Exchange Reserves, Alliance All-Asia Investment Fund, Inc., Alliance Balanced Shares, Inc., Alliance Bond Fund, Inc., Alliance Capital Reserves, Alliance Global Dollar Government Fund, Inc., Alliance Global Environment Fund, Inc., Alliance Global Small Cap Fund, Inc., Alliance Global Strategic Income Trust, Inc., Alliance Government Reserves, Alliance Greater China '97 Fund, Inc., Alliance Growth and Income Fund, Inc., Alliance Health Care Fund, Inc., Alliance High Yield Fund, Inc., Alliance Institutional Funds, Inc., Alliance Institutional Reserves, Inc., Alliance International Fund, Alliance International Premier Growth Fund, Inc., Alliance Limited Maturity Government Fund, Inc., Alliance Money Market Fund, Alliance Mortgage Securities Income Fund, Inc., Alliance Municipal Income Fund, Inc., Alliance Municipal Income Fund II, Alliance Municipal Trust, Alliance New Europe Fund, Inc., Alliance North American Government Income Trust, Inc., Alliance Premier Growth Fund, Inc., Alliance Quasar Fund, Inc., Alliance Real Estate Investment Fund, Inc., Alliance Select Investor Series, Inc., Alliance Technology Fund, Inc., Alliance Utility Income Fund, Inc., Alliance Variable Products Series Fund, Inc., Alliance Worldwide Privatization Fund, Inc., The Alliance Fund, Inc., The Alliance Portfolios and The Hudson River Trust, all registered open-end investment companies; and to ACM Government Income Fund, Inc., ACM Government Securities Fund, Inc., ACM Government Spectrum Fund, Inc., ACM Government Opportunity Fund, Inc., ACM Managed Income Fund, Inc., ACM Managed Dollar Income Fund, Inc., ACM Municipal Securities Income Fund, Inc., Alliance All-Market Advantage Fund, Inc., Alliance World Dollar Government Fund, Inc., Alliance World Dollar Government Fund II, Inc., The Austria Fund, Inc., The Korean Investment Fund, Inc., The Southern Africa Fund, Inc. and The Spain Fund, Inc., all registered closed-end investment companies.

_________________________________________________________________

                      EXPENSES OF THE FUND
_________________________________________________________________

DISTRIBUTION SERVICES AGREEMENT

         The Fund has entered into a Distribution Services
Agreement (the "Agreement") with AFD, the Fund's principal underwriter (the "Principal Underwriter"), to permit the

Principal Underwriter to distribute the Fund's shares and to permit the Fund to pay distribution services fees to defray expenses associated with the distribution of its Class A shares, Class B shares and Class C shares in accordance with a plan of distribution which is included in the Agreement and has been duly adopted and approved in accordance with Rule 12b-1 adopted by the Commission under the 1940 Act (the "Rule 12b-1 Plan").

         During the Fund's fiscal year ended October 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement with respect to Class A shares, in amounts aggregating $297,398 which constituted .30 of 1%, annualized, of the Fund's aggregate average daily net assets attributable to Class A shares during such fiscal year, and the Adviser made payments from its own resources as described above, aggregating $313,425. Of the $610,823 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class A shares, $50,927 was spent on advertising, $4,505 on the printing and mailing of prospectuses for persons other than current shareholders, $393,270 for compensation to broker-dealers and other financial intermediaries (including, $111,555 to the Fund's Principal Underwriter), $10,991 for compensation to sales personnel and $151,130 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses.

         During the Fund's fiscal year ended October 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class B shares, in amounts aggregating $128,290, which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class B shares during such fiscal year, and the Adviser made payments from its own resources as described above, aggregating $242,374. Of the $370,664 paid by the Fund and the Adviser under the Rule 12b-1 Plan with respect to Class B shares, $39,051 was spent on advertising, $2,965 on the printing and mailing of prospectuses for persons other than current shareholders, $190,502 for compensation to broker-dealers and other financial intermediaries (including, $88,590 to the Fund's Principal Underwriter), $3,589 for compensation to sales personnel, $120,345 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $14,212 on interest on Class B shares financing.

         During the Fund's fiscal year ended October 31, 1998, the Fund paid distribution services fees for expenditures under the Agreement, with respect to Class C shares, in amounts aggregating $15,774 which constituted 1.00%, annualized, of the Fund's aggregate average daily net assets attributable to Class C shares during such fiscal year, and the Adviser made payments from its own resources as described above aggregating $65,888.
Of the $81,662 paid by the Fund and the Adviser under the Rule

12b-1 Plan with respect to Class C shares, $7,967 was spent on advertising, $1,035 on the printing and mailing of prospectuses for persons other than current shareholders, $42,069 for compensation to broker-dealers and other financial intermediaries (including, $19,757 to the Fund's Principal Underwriter), $1,090 for compensation to sales personnel, $26,842 was spent on the printing of sales literature, travel, entertainment, due diligence and other promotional expenses, and $2,659 on interest on Class C shares financing.

         Distribution services fees are accrued daily and paid monthly and are charged as expenses of the Fund as accrued. The distribution services fees attributable to the Class B shares and Class C shares are designed to permit an investor to purchase such shares through broker-dealers without the assessment of an initial sales charge, and at the same time to permit the Principal Underwriter to compensate broker-dealers in connection with the sale of such shares. In this regard, the purpose and function of the combined contingent deferred sales charges and distribution services fees on the Class B shares and Class C shares are the same as those of the initial sales charge and distribution services fee with respect to the Class A shares in that in each case the sales charge and distribution services fee provide for the financing of the distribution of the relevant class of the Fund's shares.

         With respect to Class A shares of the Fund, distribution expenses accrued by AFD in one fiscal year may not be paid from distribution services fees received from the Fund in subsequent fiscal years. AFD's compensation with respect to Class B and Class C shares under the Rule 12b-1 Plan is directly tied to the expenses incurred by AFD. Actual distribution expenses for Class B and Class C shares for any given year, however, will probably exceed the distribution services fee payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments received from contingent deferred sales charges ("CDSCs"). The excess will be carried forward by AFD and reimbursed from distribution services fees payable under the Rule 12b-1 Plan with respect to the class involved and, in the case of Class B and Class C shares, payments subsequently received through CDSCs, so long as the Rule 12b-1 Plan is in effect.

         Unreimbursed distribution expenses incurred as of the end of the Fund's most recently completed fiscal year, and carried over of reimbursement in future years in respect of the Class B and Class C shares of the Fund were, respectively, $9,716,694 (134.64% of the net assets of Class B) and $619,498
(3.75% of the net assets of Class C).

         The Rule 12b-1 Plan is in compliance with rules of the National Association of Securities Dealers, Inc. which effectively limit the annual asset-based sales charges and service fees that a mutual fund may pay on a class of shares to
 .75% and .25%, respectively, of the average annual net assets attributable to that class. The rules also limit the aggregate of all front-end, deferred and asset-based sales charges imposed with respect to a class of shares by a mutual fund that also charges a service fee to 6.25% of cumulative gross sales of shares of that class, plus interest at the prime rate plus 1% per annum.

         In approving the Rule 12b-1 Plan, the Directors of the Fund determined that there was a reasonable likelihood that the Agreement would benefit the Fund and its shareholders. The distribution services fee of a particular class will not be used to subsidize the provision of distribution services with respect to any other class.

         The Adviser may from time to time and from its own funds or such other resources as may be permitted by rules of the Commission make payments for distribution services to the Principal Underwriter; the latter may in turn pay part or all of such compensation to brokers or other persons for their distribution assistance.

         The Agreement will continue in effect for successive twelve-month periods (computed from each November 1), provided, however, that such continuance is specifically approved at least annually by the Directors of the Fund, or by vote of the holders of a majority of the Fund's outstanding voting securities (as defined in the 1940 Act) of that class, and, in either case, approval by a majority of the Directors of the Fund who are not parties to the Agreement or interested persons, as defined in the 1940 Act, of any such party (other than as directors of the Fund) and who have no direct or indirect financial interest in the operation of the Rule 12b-1 Plan or any agreement related thereto. Most recently, continuance of the Agreement was approved for the period ending October 31, 2000 by the Board of Directors, including a majority of the Directors who are not interested persons, as defined in the 1940 Act, at their meeting held on July 14, 1999.

         In the event that the Rule 12b-1 Plan is terminated or not continued with respect to the Class A shares, Class B shares or Class C shares, (i) no distribution services fees (other than current amounts accrued but not yet paid) would be owed by the Fund to the Principal Underwriter with respect to that class, and
(ii) the Fund would not be obligated to pay the Principal Underwriter for any amounts expended under the Agreement not previously recovered by the Principal Underwriter from distribution services fees in respect of shares of such class or through deferred sales charges.

         The Glass-Steagall Act and other applicable laws may limit the ability of a bank or other depository institution to become an underwriter or distributor of securities. However, in the opinion of the Fund's management, based on the advice of counsel, these laws do not prohibit such depository institutions from providing services for investment companies such as the administrative, accounting and other services referred to in the Agreement. In the event that a change in these laws prevented a bank from providing such services, it is expected that other service arrangements would be made and that shareholders would not be adversely affected.

TRANSFER AGENCY AGREEMENT

         Alliance Fund Services, Inc. an indirect wholly-owned subsidiary of the Adviser, located at 500 Plaza Drive, Secaucus, New Jersey 07094, acts as each Fund's registrar, transfer agency and dividend-disbursing agent for a fee based upon the number of account holders of each of the Class A shares, Class B shares, Class C shares and Advisor Class shares of the Fund, plus reimbursement for out-of-pocket expenses. The transfer agency fee with respect to the Class B and Class C shares is higher than the transfer agency fee with respect to the Class A shares and Advisor Class shares, reflecting the additional costs associated with the Class B and Class C contingent deferred sales charges. For the fiscal year ended October 31, 1998, the Fund paid AFS $194,021 pursuant to the Transfer Agency Agreement.

_________________________________________________________________

                       PURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Prospectus(es) under the heading "Purchase and Sale of Shares--How to Buy Shares."

GENERAL

         Shares of the Fund are offered on a continuous basis at a price equal to their net asset value plus an initial sales charge at the time of purchase ("Class A shares"), with a contingent deferred sales charge ("Class B shares"), without any initial sales charge and, as long as the shares are held for one year or more, without any contingent deferred sales charge ("Class C shares"), or, to investors eligible to purchase Advisor Class shares, without any initial, contingent deferred or asset-based sales charge, in each case as described below. Shares of the Fund that are offered subject to a sales charge are offered through (i) investment dealers that are members of the National Association of Securities Dealers, Inc. and have entered into selected dealer agreements with the Principal Underwriter ("selected dealers"), (ii) depository institutions and other financial intermediaries or their affiliates, that have entered into selected agent agreements with the Principal Underwriter ("selected agents") and (iii) the Principal Underwriter.

         Advisor Class shares of the Fund may be purchased and held solely (i) through accounts established under fee-based programs, sponsored and maintained by registered broker-dealers or other financial intermediaries and approved by the Principal Underwriter, (ii) through self-directed defined contribution employee benefit plans (e.g., 401(k) plans) that have at least 1,000 participants or $25 million in assets or, (iii) by the categories of investors described in clauses (i) through (iv) below under "--Sales at Net Asset Value" (other than officers, directors and present and full-time employees of selected dealers or agents, or relatives of such person, or any trust, individual retirement account or retirement plan account for the benefit of such relative, none of whom is eligible on the basis solely of such status to purchase and hold Advisor Class shares), or
(iv) by directors and present or retired full-time employees of CB Richard Ellis, Inc. Generally, a fee-based program must charge an asset-based or other similar fee and must invest at least $250,000 in Advisor Class shares of the Fund in order to be approved by AFD for investment in Advisor Class shares.

         Investors may purchase shares of the Fund either through selected broker-dealers, agents, financial intermediaries or other financial representatives or directly through the Principal Underwriter. A transaction, service, administrative or other similar fee may be charged by your broker-dealer, agent, financial intermediary or other financial representative with respect to the purchase, sale or exchange of Class A, Class B, Class C or Advisor Class shares made through such financial representative. Such financial representative may also impose requirements with respect to the purchase, sale or exchange of shares that are different from, or in addition to, those imposed by the Fund, including requirements as to the minimum initial and subsequent investment amounts. Sales personnel of selected dealers and agents distributing the Funds shares may receive differing compensation for selling Class A, Class B, Class C or Advisor Class shares.

         The Fund may refuse any order for the purchase of shares. The Fund reserves the right to suspend the sale of its shares to the public in response to conditions in the securities markets or for other reasons.

         The public offering price of shares of the Fund is their net asset value, plus, in the case of Class A shares, a sales charge which will vary depending on the purchase alternative chosen by the investor, as shown in the table below under "Class A Shares." On each Fund business day on which a purchase or redemption order is received by the Fund and trading in the types of securities in which the Fund invests might materially affect the value of Fund shares, the per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws as of the next close of regular trading on the New York Stock Exchange (the "Exchange") (currently 4:00 p.m. Eastern time) by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any day on which the Exchange is open for trading.

         The respective per share net asset values of the Class A, Class B, Class C and Advisor Class shares are expected to be substantially the same. Under certain circumstances, however, the per share net asset values of the Class B and Class C shares may be lower than the per share net asset values of the Class A and Advisor Class shares as a result of the differential daily expense accruals of the distribution and transfer agency fees applicable with respect to those classes of shares. Even under those circumstances, the per share net asset values of the four classes eventually will tend to converge immediately after the payment of dividends, which will differ by approximately the amount of the expense accrual differential among the classes.

         The Fund will accept unconditional orders for its shares to be executed at the public offering price equal to their net asset value next determined (plus applicable Class A sales charges), as described below. Orders received by the Principal Underwriter prior to the close of regular trading on the Exchange on each day the Exchange is open for trading are priced at the net asset value computed as of the close of regular trading on the Exchange on that day (plus applicable Class A sales charges). In the case of orders for purchase of shares placed through selected dealers, agents or financial representatives, as applicable, the applicable public offering price will be the net asset value as so determined, but only if the selected dealer, agent or financial representative receives the order prior to the close of regular trading on the Exchange and transmits it to the Principal Underwriter prior to 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's asset value). The selected dealer, agent or financial representative, as applicable, is responsible for transmitting such orders by 5:00 p.m. If the selected dealer, agent or financial representative fails to do so, the investor's right to that day's closing price must be settled between the investor and the selected dealer, agent or financial representative, as applicable. If the selected dealer, agent or financial representative, as applicable, receives the order after the close of regular trading on the Exchange, the price will be based on the net asset value determined as of the close of regular trading on the Exchange on the next day it is open for trading.

         Following the initial purchase of Fund shares, a shareholder may place orders to purchase additional shares by telephone if the shareholder has completed the appropriate portion of the Subscription Application or an "Autobuy" application obtained by calling the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Except with respect to certain omnibus accounts, telephone purchase orders may not exceed $500,000. Payment for shares purchased by telephone can be made only by Electronic Funds Transfer from a bank account maintained by the shareholder at a bank that is a member of the National Automated Clearing House Association ("NACHA"). If a shareholder's telephone purchase request is received before 3:00 p.m. Eastern time on a Fund business day, the order to purchase shares is automatically placed the following Fund business day, and the applicable public offering price will be the public offering price determined as of the close of business on such following business day.

         Full and fractional shares are credited to a subscriber's account in the amount of his or her subscription. As a convenience to the subscriber, and to avoid unnecessary expense to the Fund, share certificates representing shares of the Fund are not issued except upon written request to the Fund by the shareholder or his or her authorized selected dealer or agent. This facilitates later redemption and relieves the shareholder of the responsibility for and inconvenience of lost or stolen certificates. No certificates are issued for fractional shares, although such shares remain in the shareholder's account on the books of the Fund.

         In addition to the discount or commission paid to dealers or agents, the Principal Underwriter from time to time pays additional cash or other incentives to dealers or agents in connection with the sale of shares of the Fund. Such additional amounts may be utilized, in whole or in part, to provide additional compensation to registered representatives who sell shares of the Fund. On some occasions, such cash or other incentives may take the form of payment for attendance at seminars, meals, sporting events or theater performances, or payment for travel, lodging and entertainment incurred in connection with travel taken by persons associated with a dealer or agent to locations within or outside the United States. Such dealer or agent may elect to receive cash incentives of equivalent amount in lieu of such payments.

         Class A, Class B, Class C and Advisor Class shares each represent an interest in the same portfolio of investments of the Fund, have the same rights and are identical in all respects, except that (i) Class A shares bear the expense of the initial sales charge (or contingent deferred sales charge, when applicable) and Class B and Class C shares bear the expense of the deferred sales charge, (ii) Class B shares and Class C shares each bear the expense of a higher distribution services fee than that borne by Class A shares, and Advisor Class shares do not bear such a fee, (iii) Class B shares and Class C shares bear higher transfer agency costs than those borne by Class A shares and Advisor Class shares, (iv) each of Class A, Class B and
Class C shares has exclusive voting rights with respect to provisions of the Rule 12b-1 Plan pursuant to which its distribution services fee is paid and other matters for which separate class voting is appropriate under applicable law, provided that, if the Fund submits to a vote of the Class A shareholders an amendment to the Rule 12b-1 Plan that would materially increase the amount to be paid thereunder with respect to the Class A shares, then such amendment will also be submitted to the Class B shareholders and Advisor Class shareholders and the Class A, Class B and Advisor Class shareholders will vote separately by class, and (v) Class B shares and Advisor Class shares are subject to a conversion feature. Each class has different exchange privileges and certain different shareholder service options available.

         The Directors of the Fund have determined that currently no conflict of interest exists between or among the Class A, Class B, Class C and Advisor Class shares. On an ongoing basis, the Directors of the Fund, pursuant to their fiduciary duties under the 1940 Act and state law, will seek to ensure that no such conflict arises.

Alternative Retail Purchase Arrangements -- Class A, Class B and Class C Shares**

         The alternative purchase arrangements available with respect to Class A shares, Class B shares and Class C shares permit an investor to choose the method of purchasing shares that is most beneficial given the amount of the purchase, the length of time the investor expects to hold the shares, and other circumstances. Investors should consider whether, during the
____________________

** Advisor Class shares are sold only to investors described above in this section under "--General."

anticipated life of their investment in the Fund, the accumulated distribution services fee and contingent deferred sales charge on Class B shares prior to conversion, or the accumulated distribution services fee and contingent deferred sales charge on Class C shares, would be less than the initial sales charge and accumulated distribution services fee on Class A shares purchased at the same time, and to what extent such differential would be offset by the higher return of Class A shares. Class A shares will normally be more beneficial than Class B shares to the investor who qualifies for reduced initial sales charges on Class A shares, as described below. In this regard, the Principal Underwriter will reject any order (except orders from certain retirement plans and certain employee benefit plans) for more than $250,000 for Class B shares. (See Appendix E for information concerning the eligibility of certain employee benefit plans to purchase Class B shares at net asset value without being subject to a contingent deferred sales charge and the ineligibility of certain such plans to purchase Class A shares.) Class C shares will normally not be suitable for the investor who qualifies to purchase Class A shares at net asset value. For this reason, the Principal Underwriter will reject any order for more than $1,000,000 for Class C shares.

         Class A shares are subject to a lower distribution services fee and, accordingly, pay correspondingly higher dividends per share than Class B shares or Class C shares. However, because initial sales charges are deducted at the time of purchase, investors purchasing Class A shares would not have all their funds invested initially and, therefore, would initially own fewer shares. Investors not qualifying for reduced initial sales charges who expect to maintain their investment for an extended period of time might consider purchasing Class A shares because the accumulated continuing distribution charges on Class B shares or Class C shares may exceed the initial sales charge on Class A shares during the life of the investment. Again, however, such investors must weigh this consideration against the fact that, because of such initial sales charges, not all their funds will be invested initially.

         Other investors might determine, however, that it would be more advantageous to purchase Class B shares or Class C shares in order to have all their funds invested initially, although remaining subject to higher continuing distribution charges and being subject to a contingent deferred sales charge for a three-year and one-year period, respectively. For example, based on current fees and expenses, an investor subject to the 4.25% initial sales charge on Class A shares would have to hold his or her investment approximately seven years for the Class C distribution services fee to exceed the initial sales charge plus the accumulated distribution services fee of Class A shares. In this example, an investor intending to maintain his or her investment for a longer period might consider purchasing Class A shares. This example does not take into account the time value of money, which further reduces the impact of the Class C distribution services fees on the investment, fluctuations in net asset value or the effect of different performance assumptions.

         Those investors who prefer to have all of their funds invested initially but may not wish to retain Fund shares for the three-year period during which Class B shares are subject to a contingent deferred sales charge may find it more advantageous to purchase Class C shares.

         During the fiscal years ended October 31, 1998, October 31, 1997 and October 31, 1996 the aggregate amount of underwriting commission payable with respect to shares of the Fund were $58,630, $106,736 and $35,922, respectively. Of such amounts, the Fund's Principal Underwriter received $2,987, $6,149 and $2,744, respectively, representing that portion of the sales charges paid on shares of the Fund sold during the year which was not reallowed to selected dealers (and was, accordingly, retained by the Principal Underwriter). During the Fund's fiscal years ended in 1998, 1997 and 1996, the Principal Underwriter received contingent deferred sales charges of $12,234, $14,872 and $16,503, respectively, on Class B shares, and $1,638, $1,764 and $-0-, respectively, on Class C shares.

CLASS A SHARES

         The public offering price of Class A shares is the net asset value plus a sales charge, as set forth below.

                          SALES CHARGE

                                                   Discount or
                                                   Commission
                     As % of      As % of          to Dealers or
Amount of            Net Amount   the Public       Agents As % of
Purchase             Invested     Offering Price   Offering Price

Less than
   $100,000. . .         4.44%         4.25%            4.00%
$100,000 but
  less than
   $250,000. . .          3.36         3.25             3.00
$250,000 but
  less than
   $500,000. . .          2.30         2.25             2.00
$500,000 but
  less than
   $1,000,000*. . .       1.78         1.75             1.50


* There is no initial sales charge on transactions of $1,000,000 or more.

         With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge equal to 1% of the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class A shares will be waived on certain redemptions, as described below under "--Class B shares." In determining the contingent deferred sales charge applicable to a redemption of Class A shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because an initial sales charge was paid with respect to the shares, or they have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge. Proceeds from the contingent deferred sales charge on Class A shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sales of Class A shares, such as the payment of compensation to selected dealers and agents for selling
Class A shares. With respect to purchases of $1,000,000 or more made through selected dealers or agents, the Adviser may, pursuant to the Distribution Services Agreement described above, pay such dealers or agents from its own resources a fee of up to 1% of the amount invested to compensate such dealers or agents for their distribution assistance in connection with such purchases.

         No initial sales charge is imposed on Class A shares issued (i) pursuant to the automatic reinvestment of income dividends or capital gains distributions, (ii) in exchange for Class A shares of other "Alliance Mutual Funds" (as that term is defined under "Combined Purchase Privilege" below), except that an initial sales charge will be imposed on Class A shares issued in exchange for Class A shares of AFD Exchange Reserves ("AFDER") that were purchased for cash without the payment of an initial sales charge and without being subject to a contingent deferred sales charge or (iii) upon the automatic conversion of Class B shares or Advisor Class shares as described below under "--Class B Shares--Conversion Feature" and "--Conversion of Advisor Class Shares to Class A Shares." The Fund receives the entire net asset value of its Class A shares sold to investors. The Principal Underwriter's commission is the sales charge shown above less any applicable discount or commission "reallowed" to selected dealers and agents. The Principal Underwriter will reallow discounts to selected dealers and agents in the amounts indicated in the table above. In this regard, the Principal Underwriter may elect to reallow the entire sales charge to selected dealers and agents for all sales with respect to which orders are placed with the Principal Underwriter. A selected dealer who receives reallowance in excess of 90% of such a sales charge may be deemed to be an "underwriter" under the Securities Act.

         Investors choosing the initial sales charge alternative may under certain circumstances be entitled to pay (i) no initial sales charge (but may be subject in most such cases to a contingent deferred sales charge) or (ii) a reduced initial sales charge. The circumstances under which such investors may pay a reduced initial sales charge are described below.

         COMBINED PURCHASE PRIVILEGE. Certain persons may qualify for the sales charge reductions indicated in the schedule of such charges above by combining purchases of shares of the Fund into a single "purchase," if the resulting "purchase" totals at least $100,000. The term "purchase" refers to: (i) a single purchase by an individual, or to concurrent purchases, which in the aggregate are at least equal to the prescribed amounts, by an individual, his or her spouse and their children under the age of 21 years purchasing shares of the Fund for his, her or their own account(s); (ii) a single purchase by a trustee or other fiduciary purchasing shares for a single trust, estate or single fiduciary account although more than one beneficiary is involved;

or (iii) a single purchase for the employee benefit plans of a single employer. The term "purchase" also includes purchases by any "company," as the term is defined in the 1940 Act, but does not include purchases by any such company which has not been in existence for at least six months or which has no purpose other than the purchase of shares of the Fund or shares of other registered investment companies at a discount. The term "purchase" does not include purchases by any group of individuals whose sole organizational nexus is that the participants therein are credit card holders of a company, policy holders of an insurance company, customers of either a bank or broker-dealer or clients of an investment adviser. A "purchase" may also include shares, purchased at the same time through a single selected dealer or agent, of any other "Alliance Mutual Fund." Currently, the Alliance Mutual Funds include:

AFD Exchange Reserves
Alliance All-Asia Investment Fund, Inc.
Alliance Balanced Shares, Inc.
Alliance Bond Fund, Inc.
  -Corporate Bond Portfolio
  -Quality Bond Portfolio
  -U.S. Government Portfolio
Alliance Global Dollar Government Fund, Inc.
Alliance Global Environment Fund, Inc.
Alliance Global Small Cap Fund, Inc.
Alliance Global Strategic Income Trust, Inc.
Alliance Greater China '97 Fund, Inc.
Alliance Growth and Income Fund, Inc.
Alliance Health Care Fund, Inc.
Alliance High Yield Fund, Inc.
Alliance International Fund
Alliance International Premier Growth Fund, Inc.
Alliance Limited Maturity Government Fund, Inc.
Alliance Mortgage Securities Income Fund, Inc.
Alliance Multi-Market Strategy Trust, Inc.
Alliance Municipal Income Fund, Inc.
  -California Portfolio
  -Insured California Portfolio
  -Insured National Portfolio
  -National Portfolio
  -New York Portfolio
Alliance Municipal Income Fund II
  -Arizona Portfolio
  -Florida Portfolio
  -Massachusetts Portfolio
  -Michigan Portfolio
  -Minnesota Portfolio
  -New Jersey Portfolio
  -Ohio Portfolio
  -Pennsylvania Portfolio

  -Virginia Portfolio
Alliance New Europe Fund, Inc.
Alliance North American Government Income Trust, Inc.
Alliance Premier Growth Fund, Inc.
Alliance Quasar Fund, Inc.
Alliance Real Estate Investment Fund, Inc.
Alliance Technology Fund, Inc.
Alliance Utility Income Fund, Inc.
Alliance Worldwide Privatization Fund, Inc.
The Alliance Fund, Inc.
The Alliance Portfolios
  -Alliance Growth Fund
  -Alliance Conservative Investors Fund
  -Alliance Growth Investors Fund
  -Alliance Short-Term U.S. Government Fund

         Prospectuses for the Alliance Mutual Funds may be obtained without charge by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the front cover of this Statement of Additional Information.

         CUMULATIVE QUANTITY DISCOUNT (RIGHT OF ACCUMULATION).
An investor's purchase of additional Class A shares of the Fund may qualify for a Cumulative Quantity Discount. The applicable sales charge will be based on the total of:

         (i) the investor's current purchase;

         (ii) the net asset value (at the close of business on the previous day) of (a) all shares of the Fund held by the investor and (b) all shares of any other Alliance Mutual Fund held by the investor; and

         (iii) the net asset value of all shares described in paragraph (ii) owned by another shareholder eligible to combine his or her purchase with that of the investor into a single
"purchase" (see above).

         For example, if an investor owned shares of an Alliance Mutual Fund worth $200,000 at their then current net asset value and, subsequently, purchased Class A shares of the Fund worth an additional $100,000, the sales charge for the $100,000 purchase would be at the 2.25% rate applicable to a single $300,000 purchase of shares of the Fund, rather than the 3.25% rate.

         To qualify for the Combined Purchase Privilege or to obtain the Cumulative Quantity Discount on a purchase through a selected dealer or agent, the investor or selected dealer or agent must provide the Principal Underwriter with sufficient information to verify that each purchase qualifies for the privilege or discount.

         STATEMENT OF INTENTION. Class A investors may also obtain the reduced sales charges shown in the table above by means of a written Statement of Intention, which expresses the investor's intention to invest not less than $100,000 within a period of 13 months in Class A shares (or Class A, Class B,
Class C and/or Advisor Class shares) of the Fund or any other Alliance Mutual Fund. Each purchase of shares under a Statement of Intention will be made at the public offering price or prices applicable at the time of such purchase to a single transaction of the dollar amount indicated in the Statement of Intention. At the investor's option, a Statement of Intention may include purchases of shares of the Fund or any other Alliance Mutual Fund made not more than 90 days prior to the date that the investor signs a Statement of Intention; however, the 13-month period during which a Statement of Intention is in effect will begin on the date of the earliest purchase to be included.

         Investors qualifying for the Combined Purchase Privilege described above may purchase shares of the Alliance Mutual Funds under a single Statement of Intention. For example, if at the time an investor signs a Statement of Intention to invest at least $100,000 in Class A shares of the Fund, the investor and the investor's spouse each purchase shares of the Fund worth $20,000 (for a total of $40,000), it will only be necessary to invest a total of $60,000 during the following 13 months in shares of the Fund or any other Alliance Mutual Fund, to qualify for the 3.25% sales charge on the total amount being invested (the sales charge applicable to an investment of $100,000).

         The Statement of Intention is not a binding obligation upon the investor to purchase the full amount indicated. The minimum initial investment under a Statement of Intention is 5% of such amount. Shares purchased with the first 5% of such amount will be held in escrow (while remaining registered in the name of the investor) to secure payment of the higher sales charge applicable to the shares actually purchased if the full amount indicated is not purchased, and such escrowed shares will be involuntarily redeemed to pay the additional sales charge, if necessary. Dividends on escrowed shares, whether paid in cash or reinvested in additional Fund shares, are not subject to escrow. When the full amount indicated has been purchased, the escrow will be released. To the extent that an investor purchases more than the dollar amount indicated on the Statement of Intention and qualifies for a further reduced sales charge, the sales charge will be adjusted for the entire amount purchased at the end of the 13-month period. The difference in the sales charge will be used to purchase additional shares of the Fund subject to the rate of the sales charge applicable to the actual amount of the aggregate purchases.

         Investors wishing to enter into a Statement of Intention in conjunction with their initial investment in Class A shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus while current Class A shareholders desiring to do so can obtain a form of Statement of Intention by contacting Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information.

         CERTAIN RETIREMENT PLANS. Multiple participant payroll deduction retirement plans may also purchase shares of the Fund or any other Alliance Mutual Fund at a reduced sales charge on a monthly basis during the 13-month period following such a plan's initial purchase. The sales charge applicable to such initial purchase of shares of the Fund will be that normally applicable, under the schedule of sales charges set forth in this Statement of Additional Information, to an investment 13 times larger than such initial purchase. The sales charge applicable to each succeeding monthly purchase will be that normally applicable, under such schedule, to an investment equal to the sum of (i) the total purchase previously made during the 13-month period and
(ii) the current month's purchase multiplied by the number of months (including the current month) remaining in the 13-month period. Sales charges previously paid during such period will not be retroactively adjusted on the basis of later purchases.

         REINSTATEMENT PRIVILEGE. A shareholder who has caused any or all of his or her Class A or Class B shares of the Fund to be redeemed or repurchased may reinvest all or any portion of the redemption or repurchase proceeds in Class A shares of the Fund at net asset value without any sales charge, provided that
(i) such reinvestment is made within 120 calendar days after the redemption or repurchase date, and (ii) for Class B shares, a contingent deferred sales charge has been paid and the Principal Underwriter has approved, at its discretion, the reinvestment of such shares. Shares are sold to a reinvesting shareholder at the net asset value next determined as described above. A reinstatement pursuant to this privilege will not cancel the redemption or repurchase transaction; therefore, any gain or loss so realized will be recognized for Federal income tax purposes except that no loss will be recognized to the extent that the proceeds are reinvested in shares of the Fund within 30 calendar days after the redemption or repurchase transaction. Investors may exercise the reinstatement privilege by written request sent to the Fund at the address shown on the cover of this Statement of Additional Information.

         SALES AT NET ASSET VALUE. The Fund may sell its Class A shares at net asset value (i.e., without an initial sales charge) and without a contingent deferred sales charge to certain categories of investors including: (i) investment management clients of the Adviser or its affiliates; (ii) officers and present or former Directors of the Fund; present or former directors and trustees of other investment companies managed by the Adviser; present or retired full-time employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers and directors of ACMC, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; officers, directors and present and full-time employees of selected dealers or agents; or the spouse, sibling, direct ancestor or direct descendant (collectively "relatives") of any such person; or any trust, individual retirement account or retirement plan account for the benefit of any such person or relative; or the estate of any such person or relative, if such shares are purchased for investment purposes (such shares may not be resold except to the Fund); (iii) the Adviser, the Principal Underwriter; Alliance Fund Services, Inc. and their affiliates; and certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance Fund Services, Inc. and their affiliates; (iv) registered investment advisers or other financial intermediaries who charge a management, consulting or other fee for their services and who purchase shares through a broker or agent approved by the Principal Underwriter and clients of such registered investment advisers or financial intermediaries whose accounts are linked to the master account of such investment adviser or financial intermediary on the books of such approved broker or agent; (v) persons participating in a fee-based program, sponsored and maintained by a registered broker-dealer or other financial intermediary and approved by the Principal Underwriter, pursuant to which such persons pay an asset-based fee to such broker-dealer or financial intermediary, or its affiliates or agents, for services in the nature of investment advisory or administrative services; (vi) persons who establish to the Principal Underwriter's satisfaction that they are investing, within such time period as may be designated by the Principal Underwriter, proceeds of redemption of shares of such other registered investment companies as may be designated from time to time by the Principal Underwriter; and
(vii) employer-sponsored qualified pension or profit-sharing plans (including Section 401(k) plans), custodial accounts maintained pursuant to Section 403(b)(7) retirement plans and individual retirement accounts (including individual retirement accounts to which simplified employee pension ("SEP") contributions are made), if such plans or accounts are established or administered under programs sponsored by administrators or other persons that have been approved by the Principal Underwriter.

CLASS B SHARES

         Investors may purchase Class B shares at the public offering price equal to the net asset value per share of the Class B shares on the date of purchase without the imposition of a sales charge at the time of purchase. The Class B shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment.

         Proceeds from the contingent deferred sales charge on Class B shares are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class B shares, such as the payment of compensation to selected dealers and agents for selling Class B shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class B shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class B shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares.

         CONTINGENT DEFERRED SALES CHARGE. Class B shares that are redeemed within three years of purchase will be subject to a contingent deferred sales charge at the rates set forth below charged as a percentage of the dollar amount subject thereto.
The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions.

         To illustrate, assume that an investor purchased 100 Class B shares at $10 per share (at a cost of $1,000) and in the second year after purchase, the net asset value per share is $12 and, during such time, the investor has acquired 10 additional Class B shares upon dividend reinvestment. If at such time the investor makes his or her first redemption of 50 Class B shares (proceeds of $600), 10 Class B shares will not be subject to charge because of dividend reinvestment. With respect to the remaining 40 Class B shares, the charge is applied only to the original cost of $10 per share and not to the increase in net asset value of $2 per share. Therefore, $400 of the $600 redemption proceeds will be charged at a rate of 2.0% (the applicable rate in the second year after purchase, as set forth below).

         The amount of the contingent deferred sales charge, if any, will vary depending on the number of years from the time of payment for the purchase of Class B shares until the time of redemption of such shares.

                            Contingent Deferred Sales Charge as a
Year Since Purchase         % of Dollar Amount Subject to Charge

         First                          3%
         Second                         2%
         Third                          1%
         Fourth and thereafter         None

         In determining the contingent deferred sales charge applicable to a redemption of Class B shares, it will be assumed that the redemption is, first, of any shares that were acquired upon the reinvestment of dividends or distributions and, second, of shares held longest during the time they are subject to the sales charge. When shares acquired in an exchange are redeemed, the applicable contingent deferred sales charge and conversion schedules will be the schedules that applied at the time of the purchase of shares of the corresponding class of the Alliance Mutual Fund originally purchased by the shareholder.

         The contingent deferred sales charge is waived on redemptions of shares (i) following the death or disability, as defined in the Internal Revenue Code of 1986, as amended (the "Code"), of a shareholder, (ii) to the extent that the redemption represents a minimum required distribution from an individual retirement account or other retirement plan to a shareholder who has attained the age of 70-1/2, (iii) that had been purchased by present or former Directors of the Fund, by the relative of any such person, by any trust, individual retirement account or retirement plan account for the benefit of any such person or relative, or by the estate of any such person or relative, or
(iv) pursuant to a systematic withdrawal plan (see "Shareholder Services--Systematic Withdrawal Plan" below).

         CONVERSION FEATURE. Six years after the end of the calendar month in which the shareholder's purchase order was accepted, Class B shares will automatically convert to Class A shares and will no longer be subject to a higher distribution services fee. Such conversion will occur on the basis of the relative net asset values of the two classes, without the imposition of any sales load, fee or other charge. The purpose of the conversion feature is to reduce the distribution services fee paid by holders of Class B shares that have been outstanding long enough for the Principal Underwriter to have been compensated for distribution expenses incurred in the sale of such shares.

         For purposes of conversion to Class A, Class B shares purchased through the reinvestment of dividends and distributions paid in respect of Class B shares in a shareholder's account will be considered to be held in a separate sub-account. Each time any Class B shares in the shareholder's account (other than those in the sub-account) convert to Class A, an equal pro-rata portion of the Class B shares in the sub-account will also convert to Class A.

         The conversion of Class B shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Class B shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Class B shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, no further conversions of Class B shares would occur, and shares might continue to be subject to the higher distribution services fee for an indefinite period which may extend beyond the period ending six years after the end of the calendar month in which the shareholder's purchase order was accepted.

CLASS C SHARES

         Investors may purchase Class C shares at the public offering price equal to the net asset value per share of the Class C shares on the date of purchase without the imposition of a sales charge either at the time of purchase or, as long as the shares are held for one year or more, upon redemption. Class C shares are sold without an initial sales charge so that the Fund will receive the full amount of the investor's purchase payment and, as long as the shares are held for one year or more, without a contingent deferred sales charge so that the investor will receive as proceeds upon redemption the entire net asset value of his or her Class C shares. The Class C distribution services fee enables the Fund to sell Class C shares without either an initial or contingent deferred sales charge, as long as the shares are held for one year or more. Class C shares do not convert to any other class of shares of the Fund and incur higher distribution services fees and transfer agency costs than Class A shares and Advisor Class shares, and will thus have a higher expense ratio and pay correspondingly lower dividends than Class A shares and Advisor Class shares.

         Class C shares that are redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%, charged as a percentage of the dollar amount subject thereto. The charge will be assessed on an amount equal to the lesser of the cost of the shares being redeemed or their net asset value at the time of redemption. Accordingly, no sales charge will be imposed on increases in net asset value above the initial purchase price. In addition, no charge will be assessed on shares derived from reinvestment of dividends or capital gains distributions. The contingent deferred sales charge on Class C shares will be waived on certain redemptions, as described above under "--Class B Shares." In determining the contingent deferred sales charge applicable to a redemption of Class C shares, it will be assumed that the redemption is, first, of any shares that are not subject to a contingent deferred sales charge (for example, because the shares have been held beyond the period during which the charge applies or were acquired upon the reinvestment of dividends or distributions) and, second, of shares held longest during the time they are subject to the sales charge.

         Proceeds from the contingent deferred sales charge are paid to the Principal Underwriter and are used by the Principal Underwriter to defray the expenses of the Principal Underwriter related to providing distribution-related services to the Fund in connection with the sale of the Class C shares, such as the payment of compensation to selected dealers and agents for selling Class C shares. The combination of the contingent deferred sales charge and the distribution services fee enables the Fund to sell the Class C shares without a sales charge being deducted at the time of purchase. The higher distribution services fee incurred by Class C shares will cause such shares to have a higher expense ratio and to pay lower dividends than those related to Class A shares and Advisor Class shares.

Conversion of Advisor Class Shares to Class A Shares

         Advisor Class shares may be held solely through the fee-based program accounts, employee benefit plans and registered investment advisory or other financial intermediary relationships described above under "Purchase of Shares--General," and by investment advisory clients of, and by certain other persons associated with, the Adviser and its affiliates or the Fund. If
(i) a holder of Advisor Class shares ceases to participate in the fee-based program or plan, or to be associated with the investment adviser or financial intermediary, in each case, that satisfies the requirements to purchase shares set forth under "Purchase of Shares--General" or (ii) the holder is otherwise no longer eligible to purchase Advisor Class shares as described in the Advisor Class Prospectus and this Statement of Additional Information (each, a "Conversion Event"), then all Advisor Class shares held by the shareholder will convert automatically to Class A shares of the Fund during the calendar month following the month in which the Fund is informed of the occurrence of the Conversion Event. The Fund will provide the shareholder with at least 30 days' notice of the conversion. The failure of a shareholder of a fee-based program to satisfy the minimum investment requirements to purchase Advisor Class shares will not constitute a Conversion Event. The conversion would occur on the basis of the relative net asset values of the two classes and without the imposition of any sales load, fee or other charge. Class A shares currently bear a .30% distribution services fee. Advisor Class shares do not have any distribution services fee. As a result, Class A shares have a higher expense ration and may pay correspondingly lower dividends and have a lower net asset value than Advisor Class shares.

         The conversion of Advisor Class shares to Class A shares is subject to the continuing availability of an opinion of counsel to the effect that the conversion of Advisor Class shares to Class A shares does not constitute a taxable event under federal income tax law. The conversion of Advisor Class shares to Class A shares may be suspended if such an opinion is no longer available at the time such conversion is to occur. In that event, the Advisor Class shareholder would be required to redeem his Advisor Class shares, which would constitute a taxable event under federal income tax law.

_________________________________________________________________

               REDEMPTION AND REPURCHASE OF SHARES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--How to Sell Shares." If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

REDEMPTION

         Subject only to the limitations described below, the Fund's Articles of Incorporation require that the Fund redeem the shares tendered to it, as described below, at a redemption price equal to their net asset value as next computed following the receipt of shares tendered for redemption in proper form. Except for any contingent deferred sales charge which may be applicable to Class A, Class B or Class C shares, there is no redemption charge. Payment of the redemption price will be made within seven days after the Fund's receipt of such tender for redemption. If a shareholder is in doubt about what documents are required by his or her fee-based program or employee benefit plan, the shareholder should contact his or her financial representative.

         The right of redemption may not be suspended or the date of payment upon redemption postponed for more than seven days after shares are tendered for redemption, except for any period during which the Exchange is closed (other than customary weekend and holiday closings) or during which the Commission determines that trading thereon is restricted, or for any period during which an emergency (as determined by the Commission) exists as a result of which disposal by the Fund of securities owned by it is not reasonably practicable or as a result of which it is not reasonably practicable for the Fund fairly to determine the value of its net assets, or for such other periods as the Commission may by order permit for the protection of security holders of the Fund.

         Payment of the redemption price will be made in cash. The value of a shareholder's shares on redemption or repurchase may be more or less than the cost of such shares to the shareholder, depending upon the market value of the Fund's portfolio securities at the time of such redemption or repurchase. Redemption proceeds on Class A, Class B and Class C shares will reflect the deduction of the contingent deferred sales charge, if any. Payment received by a shareholder upon redemption or repurchase of his shares, assuming the shares constitute capital assets in his hands, will result in long-term or short-term capital gains (or loss) depending upon the shareholder's holding period and basis in respect of the shares redeemed.

         To redeem shares of the Fund for which no share certificates have been issued, the registered owner or owners should forward a letter to the Fund containing a request for redemption. The signature or signatures on the letter must be guaranteed by an "eligible guarantor institution" as defined in Rule 17Ad-15 under the Securities Exchange Act of 1934, as amended.

         To redeem shares of the Fund represented by share certificates, the investor should forward the appropriate share certificate or certificates, endorsed in blank or with blank stock powers attached, to the Fund with the request that the shares represented thereby, or a specified portion thereof, be redeemed. The stock assignment form on the reverse side of each share certificate surrendered to the Fund for redemption must be signed by the registered owner or owners exactly as the registered name appears on the face of the certificate or, alternatively, a stock power signed in the same manner may be attached to the share certificate or certificates or, where tender is made by mail, separately mailed to the Fund. The signature or signatures on the assignment form must be guaranteed in the manner described above.

         TELEPHONE REDEMPTION BY ELECTRONIC FUNDS TRANSFER. Each Fund shareholder is entitled to request redemption by electronic funds transfer of shares for which no share certificates have been issued by telephone at (800) 221-5672 by a shareholder who has completed the appropriate portion of the Subscription Application or, in the case of an existing shareholder, an "Autosell" application obtained from Alliance Fund Services, Inc. A telephone redemption request by electronic funds transfer may not exceed $100,000 (except for certain omnibus accounts), and must be made by 4:00 p.m. Eastern time on a Fund business day as defined above. Proceeds of telephone redemptions will be sent by electronic funds transfer to a shareholder's designated bank account at a bank selected by the shareholder that is a member of the NACHA.

         TELEPHONE REDEMPTION BY CHECK. Each Fund shareholder is eligible to request redemption by check of Fund shares for which no share certificates have been issued by telephone at
(800) 221-5672 before 4:00 p.m. Eastern time on a Fund business day in an amount not exceeding $50,000. Proceeds of such redemptions are remitted by check to the shareholder's address of record. A shareholder otherwise eligible for telephone redemption by check may cancel the privilege by written instruction to Alliance Fund Services, Inc., or by checking the appropriate box on the Subscription Application found in the Prospectus.

         TELEPHONE REDEMPTION -- GENERAL. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information. The Fund reserves the right to suspend or terminate its telephone redemption service at any time without notice. Telephone redemption by check is not available with respect to shares
(i) for which certificates have been issued, (ii) held in nominee or "street name" accounts, (iii) held by a shareholder who has changed his or her address of record within the preceding 30 calendar days or (iv) held in any retirement plan account. Neither the Fund, nor the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for redemptions that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for redemptions are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the

Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers or agents may charge a commission for handling telephone requests for redemptions.

REPURCHASE

         The Fund may repurchase shares through the Principal Underwriter, selected financial intermediaries or selected dealers or agents. The repurchase price will be the net asset value next determined after the Principal Underwriter receives the request (less the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares), except that requests placed through selected dealers or agents before the close of regular trading on the Exchange on any day will be executed at the net asset value determined as of such close of regular trading on that day if received by the Principal Underwriter prior to its close of business on that day (normally 5:00 p.m. Eastern time). The financial intermediary or selected dealer or agent is responsible for transmitting the request to the Principal Underwriter by 5:00 p.m. Eastern time (certain selected dealers, agents or financial representatives may enter into operating agreements permitting them to transmit purchase information to the Principal Underwriter after 5:00 p.m. Eastern time and receive that day's asset value). If the financial intermediary or selected dealer or agent fails to do so, the shareholder's right to receive that day's closing price must be settled between the shareholder and the dealer or agent. A shareholder may offer shares of the Fund to the Principal Underwriter either directly or through a selected dealer or agent. Neither the Fund nor the Principal Underwriter charges a fee or commission in connection with the repurchase of shares (except for the contingent deferred sales charge, if any, with respect to Class A, Class B and Class C shares). Normally, if shares of the Fund are offered through a financial intermediary or selected dealer or agent, the repurchase is settled by the shareholder as an ordinary transaction with or through the selected dealer or agent, who may charge the shareholder for this service. The repurchase of shares of the Fund as described above is a voluntary service of the Fund and the Fund may suspend or terminate this practice at any time.

GENERAL

         The Fund reserves the right to close out an account that through redemption has remained below $200 for 90 days. Shareholders will receive 60 days' written notice to increase the account value before the account is closed. No contingent deferred sales charge will be deducted from the proceeds of this redemption. In the case of a redemption or repurchase of shares of the Fund recently purchased by check, redemption proceeds will not be made available until the Fund is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date.

_________________________________________________________________

                      SHAREHOLDER SERVICES
_________________________________________________________________

         The following information supplements that set forth in the Fund's Prospectus(es) under the heading "Purchase and Sale of Shares--Shareholder Services." The shareholder services set forth below are applicable to Class A, Class B, Class C and Advisor Class shares unless otherwise indicated. If you are an Advisor Class shareholder through an account established under a fee-based program your fee-based program may impose requirements with respect to the purchase, sale or exchange of Advisor Class shares of the Fund that are different from those described herein. A transaction fee may be charged by your financial representative with respect to the purchase, sale or exchange of Advisor Class shares made through such financial representative.

AUTOMATIC INVESTMENT PROGRAM

         Investors may purchase shares of the Fund through an automatic investment program utilizing electronic funds transfer "pre-authorized check" drawn on the investor's own bank account. Under such a program, pre-authorized monthly drafts for a fixed amount (at least $25) are used to purchase shares through the selected dealer or selected agent designated by the investor at the public offering price next determined after the Principal Underwriter receives the proceeds from the investor's bank. In electronic form, drafts can be made on or about a date each month selected by the shareholder. Investors wishing to establish an automatic investment program in connection with their initial investment should complete the appropriate portion of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. at the address or telephone numbers shown on the cover of this Statement of Additional Information to establish an automatic investment program.

Exchange Privilege

         You may exchange your investment in the Fund for shares of the same class of other Alliance Mutual Funds (including AFD Exchange Reserves, a money market fund managed by the Adviser). In addition, (i) present officers and full-time employees of the Adviser, (ii) present Directors or Trustees of any Alliance Mutual Fund and (iii) certain employee benefit plans for employees of the Adviser, the Principal Underwriter, Alliance

Fund Services, Inc. and their affiliates may, on a tax-free basis, exchange Class A shares of the Fund for Advisor Class shares of the Fund. Exchanges of shares are made at the net asset value next determined and without sales or service charges. Exchanges may be made by telephone or written request. Telephone exchange requests must be received by Alliance Fund Services, Inc. by 4:00 p.m. Eastern time on a Fund business day in order to receive that day's net asset value.

         Shares will continue to age without regard to exchanges for purpose of determining the CDSC, if any, upon redemption and, in the case of Class B shares, for the purpose of conversion to Class A shares. After an exchange, your Class B shares will automatically convert to Class A shares in accordance with the conversion schedule applicable to the Class B shares of the Alliance Mutual Fund you originally purchased for cash ("original shares"). When redemption occurs, the CDSC applicable to the original shares is applied.

         Please read carefully the prospectus of the mutual fund into which you are exchanging before submitting the request. Call Alliance Fund Services, Inc. at (800) 221-5672 to exchange uncertificated shares. Except with respect to exchanges of Class A shares of the Fund for Advisor Class shares of the Fund, exchanges of shares as described above in this section are taxable transactions for federal income tax purposes. The exchange service may be changed, suspended, or terminated on 60 days' written notice.

         All exchanges are subject to the minimum investment requirements and any other applicable terms set forth in the Prospectus for the Alliance Mutual Fund whose shares are being acquired. An exchange is effected through the redemption of the shares tendered for exchange and the purchase of shares being acquired at their respective net asset values as next determined following receipt by the Alliance Mutual Fund whose shares are being exchanged if (i) proper instructions and all necessary supporting documents as described in such fund's prospectus, or
(ii) a telephone request for such exchange in accordance with the procedures set forth in the following paragraph. Exchanges involving the redemption of shares recently purchased by check will be permitted only after the Alliance Mutual Fund whose shares have been tendered for exchange is reasonably assured that the check has cleared, normally up to 15 calendar days following the purchase date. Exchanges of shares of Alliance Mutual Funds will generally result in the realization of a capital gain or loss for federal income tax purposes.

         Each Fund shareholder and the shareholder's selected dealer, agent or financial representative, as applicable, are authorized to make telephone requests for exchanges unless

Alliance Fund Services, Inc. receives written instruction to the contrary from the shareholder, or the shareholder declines the privilege by checking the appropriate box on the Subscription Application found in the Prospectus. Such telephone requests cannot be accepted with respect to shares then represented by share certificates. Shares acquired pursuant to a telephone request for exchange will be held under the same account registration as the shares redeemed through such exchange.

         Eligible shareholders desiring to make an exchange should telephone Alliance Fund Services, Inc. with their account number and other details of the exchange, at (800) 221-5672 before 4:00 p.m., Eastern time, on a Fund business day as defined above. Telephone requests for exchanges received before 4:00 p.m. Eastern time on a Fund business day will be processed as of the close of business on that day. During periods of drastic economic or market developments, such as the market break of October 1987, it is possible that shareholders would have difficulty in reaching Alliance Fund Services, Inc. by telephone (although no such difficulty was apparent at any time in connection with the 1987 market break). If a shareholder were to experience such difficulty, the shareholder should issue written instructions to Alliance Fund Services, Inc. at the address shown on the cover of this Statement of Additional Information.

         A shareholder may elect to initiate a monthly "Auto Exchange" whereby a specified dollar amount's worth of his or her Fund shares (minimum $25) is automatically exchanged for shares of another Alliance Mutual Fund. Auto Exchange transactions normally occur on the 12th day of each month or the Fund business day prior thereto.

         None of the Alliance Mutual Funds, the Adviser, the Principal Underwriter or Alliance Fund Services, Inc. will be responsible for the authenticity of telephone requests for exchanges that the Fund reasonably believes to be genuine. The Fund will employ reasonable procedures in order to verify that telephone requests for exchanges are genuine, including, among others, recording such telephone instructions and causing written confirmations of the resulting transactions to be sent to shareholders. If the Fund did not employ such procedures, it could be liable for losses arising from unauthorized or fraudulent telephone instructions. Selected dealers, agents or financial representatives, as applicable, may charge a commission for handling telephone requests for exchanges.

         The exchange privilege is available only in states where shares of the Alliance Mutual Funds being acquired may be legally sold. Each Alliance Mutual Fund reserves the right, at any time on 60 days' notice to its shareholders, to reject any order to acquire its shares through exchange or otherwise to modify, restrict or terminate the exchange privilege.

RETIREMENT PLANS

         The Fund may be a suitable investment vehicle for part or all of the assets held in various types of retirement plans, such as those listed below. The Fund has available forms of such plans pursuant to which investments can be made in the Fund and other Alliance Mutual Funds. Persons desiring information concerning these plans should contact Alliance Fund Services, Inc. at the "For Literature" telephone number on the cover of this Statement of Additional Information, or write to:

         Alliance Fund Services, Inc.
         Retirement Plans
         P.O. Box 1520
         Secaucus, New Jersey  07096-1520

         INDIVIDUAL RETIREMENT ACCOUNT ("IRA"). Individuals who receive compensation, including earnings from self-employment, are entitled to establish and make contributions to an IRA. Taxation of the income and gains paid to an IRA by the Fund is deferred until distribution from the IRA. An individual's eligible contribution to an IRA will be deductible if neither the individual nor his or her spouse is an active participant in an employer-sponsored retirement plan. If the individual or his or her spouse is an active participant in an employer-sponsored retirement plan, the individual's contributions to an IRA may be deductible, in whole or in part, depending on the amount of the adjusted gross income of the individual and his or her spouse.

         EMPLOYER-SPONSORED QUALIFIED RETIREMENT PLANS. Sole proprietors, partnerships and corporations may sponsor qualified money purchase pension and profit-sharing plans, including
Section 401(k) plans ("qualified plans"), under which annual tax-deductible contributions are made within prescribed limits based on compensation paid to participating individuals. The minimum initial investment requirement may be waived with respect to certain of these qualified plans.

         If the aggregate net asset value of shares of the Alliance Mutual Funds held by a qualified plan reaches $1 million on or before December 15 in any year, all Class B or Class C shares of the Fund held by the plan can be exchanged at the plan's request, without any sales charge, for Class A shares of the Fund.

         SIMPLIFIED EMPLOYEE PENSION PLAN ("SEP"). Sole proprietors, partnerships and corporations may sponsor a SEP under which they make annual tax-deductible contributions to an

IRA established by each eligible employee within prescribed limits based on employee compensation.

         403(B)(7) RETIREMENT PLAN. Certain tax-exempt organizations and public educational institutions may sponsor retirement plans under which an employee may agree that monies deducted from his or her compensation (minimum $25 per pay period) may be contributed by the employer to a custodial account established for the employee under the plan.

         The Alliance Plans Division of Frontier Trust Company, a subsidiary of Equitable, which serves as custodian or trustee under the retirement plan prototype forms available from the Fund, charges certain nominal fees for establishing an account and for annual maintenance. A portion of these fees is remitted to Alliance Fund Services, Inc. as compensation for its services to the retirement plan accounts maintained with the Fund.

         Distributions from retirement plans are subject to certain Code requirements in addition to normal redemption procedures. For additional information please contact Alliance
Fund Services, Inc.

DIVIDEND DIRECTION PLAN

         A shareholder who already maintains, in addition to his or her Class A, Class B, Class C or Advisor Class Fund account, a Class A, Class B, Class C or Advisor Class account with one or more other Alliance Mutual Funds may direct that income dividends and/or capital gains paid on the shareholder's Class A, Class B, Class C or Advisor Class Fund shares be automatically reinvested, in any amount, without the payment of any sales or service charges, in shares of the same class of such other Alliance Mutual Fund(s). Further information can be obtained by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information. Investors wishing to establish a dividend direction plan in connection with their initial investment should complete the appropriate section of the Subscription Application found in the Prospectus. Current shareholders should contact Alliance Fund Services, Inc. to establish a dividend direction plan.

SYSTEMATIC WITHDRAWAL PLAN

         General. Any shareholder who owns or purchases shares of the Fund having a current net asset value of at least $4,000 (for quarterly or less frequent payments), $5,000 (for bi-monthly payments) or $10,000 (for monthly payments) may establish a systematic withdrawal plan under which the shareholder will periodically receive a payment in a stated amount of not less than $50 on a selected date. Systematic withdrawal plan participants must elect to have their dividends and distributions from the Fund automatically reinvested in additional shares of the Fund.

         Shares of the Fund owned by a participant in the Fund's systematic withdrawal plan will be redeemed as necessary to meet withdrawal payments and such payments will be subject to any taxes applicable to redemptions and, except as discussed below, any applicable contingent deferred sales charge. Shares acquired with reinvested dividends and distributions will be liquidated first to provide such withdrawal payments and thereafter other shares will be liquidated to the extent necessary, and depending upon the amount withdrawn, the investor's principal may be depleted. A systematic withdrawal plan may be terminated at any time by the shareholder or the Fund.

         Withdrawal payments will not automatically end when a shareholder's account reaches a certain minimum level.
Therefore, redemptions of shares under the plan may reduce or even liquidate a shareholder's account and may subject the shareholder to the Fund's involuntary redemption provisions. See "Redemption and Repurchase of Shares--General." Purchases of additional shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. While an occasional lump-sum investment may be made by a holder of Class A shares who is maintaining a systematic withdrawal plan, such investment should normally be an amount equivalent to three times the annual withdrawal or $5,000, whichever is less.

         Payments under a systematic withdrawal plan may be made by check or electronically via the Automated Clearing House ("ACH") network. Investors wishing to establish a systematic withdrawal plan in conjunction with their initial investment in shares of the Fund should complete the appropriate portion of the Subscription Application found in the Prospectus, while current Fund shareholders desiring to do so can obtain an application form by contacting Alliance Fund Services, Inc. at the address or the "For Literature" telephone number shown on the cover of this Statement of Additional Information.

         CDSC Waiver for Class B and Class C Shares. Under a systematic withdrawal plan, up to 1% monthly, 2% bi-monthly or 3% quarterly of the value at the time of redemption of the Class B or Class C shares in a shareholder's account may be redeemed free of any contingent deferred sales charge.

         With respect to Class B shares, the waiver applies only with respect to shares acquired after July 1, 1995. Class B shares that are not subject to a contingent deferred sales charge (such as shares acquired with reinvested dividends or distributions) will be redeemed first and will count toward the foregoing limitations. Remaining Class B shares that are held the longest will be redeemed next. Redemptions of Class B shares in excess of the foregoing limitations will be subject to any otherwise applicable contingent deferred sales charge.

         With respect to Class C shares, shares held the longest will be redeemed first and will count toward the foregoing limitations. Redemptions in excess of those limitations will be subject to any otherwise applicable contingent deferred sales charge.

STATEMENTS AND REPORTS

         Each shareholder of the Fund receives semi-annual and annual reports which include a portfolio of investments, financial statements and, in the case of the annual report, the report of the Fund's independent auditors, Ernst & Young LLP, as well as a confirmation of each purchase and redemption. By contacting his or her broker or Alliance Fund Services, Inc., a shareholder can arrange for copies of his or her account statements to be sent to another person.

SHAREHOLDER SERVICES APPLICABLE TO
CLASS A AND CLASS C SHAREHOLDERS ONLY

CHECKWRITING

         A new Class A or Class C investor may fill out the Signature Card which is included in the Prospectus to authorize the Fund to arrange for a checkwriting service through State Street Bank and Trust Company (the "Bank") to draw against
Class A or Class C shares of the Fund redeemed from the investor's account. Under this service, checks may be made payable to any payee in any amount not less than $500 and not more than 90% of the net asset value of the Class A or Class C shares in the investor's account (excluding for this purpose the current month's accumulated dividends and shares for which certificates have been issued). A Class A or Class C shareholder wishing to establish this checkwriting service subsequent to the opening of the shareholder's Fund account should contact the Fund by telephone or mail. Corporations, fiduciaries and institutional investors are required to furnish a certified resolution or other evidence of authorization. This checkwriting service will be subject to the Bank's customary rules and regulations governing checking accounts, and the Fund and the Bank each reserve the right to change or suspend the checkwriting service. There is no charge to the shareholder for the initiation and maintenance of this service or for the clearance of any checks.

         When a check is presented to the Bank for payment, the Bank, as the shareholder's agent, causes the Fund to redeem, at the net asset value next determined, a sufficient number of full and fractional shares in the shareholder's account to cover the check. Because the level of net assets in a shareholder's account constantly changes, due, among various factors, to market fluctuations, a shareholder should not attempt to close his or her account by use of a check. In this regard, the Bank has the right to return checks (marked "insufficient funds") unpaid to the presenting bank if the amount of the check exceeds 90% of the assets in the account. Canceled (paid) checks are returned to the shareholder. The checkwriting service enables the shareholder to receive the daily dividends declared on the shares to be redeemed until the day that the check is presented to the Bank for payment.

_________________________________________________________________

                         NET ASSET VALUE
_________________________________________________________________

              The per share net asset value is computed in accordance with the Fund's Articles of Incorporation and By-Laws at the next close of regular trading on the Exchange (ordinarily 4:00 p.m. Eastern time) following receipt of a purchase or redemption order by the Fund on each Fund business day on which such an order is received and on such other days as the Board of Directors of the Fund deems appropriate or necessary in order to comply with Rule 22c-1 under the 1940 Act. The Fund's per share net asset value is calculated by dividing the value of the Fund's total assets, less its liabilities, by the total number of its shares then outstanding. A Fund business day is any weekday on which the Exchange is open for trading.

         In accordance with applicable rules under the 1940 Act, portfolio securities are valued at current market value or at fair value as determined in good faith by the Board of Directors. The Board of Directors has delegated to the Adviser certain of the Boards duties with respect to the following procedures. Readily marketable securities listed on the Exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are valued, except as indicated below, at the last sale price reflected on the consolidated tape at the close of the Exchange or, in the case of a foreign securities exchange, at the last quoted sale price, in each case on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the quoted bid prices on such day. If no bid prices are quoted on such day, then the security is valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from one or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or pursuant to procedures established by, the Board of Directors. Securities for which no bid and asked price quotations are readily available are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors. Readily marketable securities not listed on the Exchange or on a foreign securities exchange are valued in like manner. Portfolio securities traded on the Exchange and on one or more other foreign or other national securities exchanges, and portfolio securities not traded on the Exchange but traded on one or more foreign or other national securities exchanges are valued in accordance with these procedures by reference to the principal exchange on which the securities are traded.

         Readily marketable securities traded only in the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to those of the United States over-the-counter market, and debt securities listed on a U.S. national securities exchange whose primary market is believed to be over-the-counter, are valued at the mean of the bid and asked prices at the close of the Exchange on such day as obtained from two or more dealers regularly making a market in such security. Where a bid and asked price can be obtained from only one such dealer, such security is valued at the mean of the bid and asked price obtained from such dealer unless it is determined that such price does not represent current market value, in which case the security shall be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Listed put and call options purchased by the Fund are valued at the last sale price. If there has been no sale on that day, such securities will be valued at the closing bid prices on that day.

         Open futures contracts and options thereon will be valued using the closing settlement price or, in the absence of such a price, the most recent quoted bid price. If there are no quotations available for the day of valuations, the last available closing settlement price will be used.

         U.S. Government Securities and other debt instruments having 60 days or less remaining until maturity are valued at amortized cost if their original maturity was 60 days or less, or by amortizing their fair value as of the 61st day prior to maturity if their original term to maturity exceeded 60 days

(unless in either case the Board of Directors determines that this method does not represent fair value).

         Fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.
The prices provided by a pricing service take into account many factors, including institutional size trading in similar groups of securities and any developments related to specific securities. Mortgage-backed and asset-backed securities may be valued at prices obtained from a bond pricing service or at a price obtained from one or more of the major broker/dealers in such securities. In cases where broker/dealer quotes are obtained, the Adviser may establish procedures whereby changes in market yields or spreads are used to adjust, on a daily basis, a recently obtained quoted bid price on a security.

         All other assets of the Fund are valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         Trading in securities on Far Eastern and European securities exchanges and over-the-counter markets is normally completed well before the close of business of each Fund business day. In addition, trading in foreign markets may not take place on all Fund business days. Furthermore, trading may take place in various foreign markets on days that are not Fund business days. The Funds calculation of the net asset value per share, therefore, does not always take place contemporaneously with the most recent determination of the prices of portfolio securities in these markets. Events affecting the values of these portfolio securities that occur between the time their prices are determined in accordance with the above procedures and the close of the Exchange will not be reflected in the Fund's calculation of net asset value unless these prices do not reflect current market value, in which case the securities will be valued in good faith at fair value by, or in accordance with procedures established by, the Board of Directors.

         The Board of Directors may suspend the determination of the Funds net asset value (and the offering and sales of shares), subject to the rules of the Commission and other governmental rules and regulations, at a time when: (1) the Exchange is closed, other than customary weekend and holiday closings, (2) an emergency exists as a result of which it is not reasonably practicable for the Fund to dispose of securities owned by it or to determine fairly the value of its net assets, or (3) for the protection of shareholders, the Commission by order permits a suspension of the right of redemption or a postponement of the date of payment on redemption.

         For purposes of determining the Funds net asset value per share, all assets and liabilities initially expressed in a foreign currency will be converted into U.S. Dollars at the mean of the current bid and asked prices of such currency against the U.S. Dollar last quoted by a major bank that is a regular participant in the relevant foreign exchange market or on the basis of a pricing service that takes into account the quotes provided by a number of such major banks. If such quotations are not available as of the close of the Exchange, the rate of exchange will be determined in good faith by, or under the direction of, the Board of Directors.

         The assets attributable to the Class A shares, Class B shares, Class C shares and Advisor Class shares will be invested together in a single portfolio. The net asset value of each class will be determined separately by subtracting the liabilities allocated to that class from the assets belonging to that class in conformance with the provisions of a plan adopted by the Fund in accordance with Rule 18f-3 under the 1940 Act.

_________________________________________________________________

               DIVIDENDS, DISTRIBUTIONS AND TAXES
_________________________________________________________________

U.S. FEDERAL INCOME TAXES

         The Fund intends for each taxable year to qualify to be taxed as a "regulated investment company" under the Code. So long as the Fund distributes 90% of its income, qualification as a regulated investment company relieves the Fund of Federal income tax liability on the part of its net ordinary income and net realized capital gains which it pays out to its shareholders. Such qualification does not, of course, involve governmental supervision of management or investment practices or policies. Investors should consult their own counsel for a complete understanding of the requirements the Fund must meet to qualify for such treatment. The information set forth in the Prospectus and the following discussion relate solely to the U.S. Federal income taxes on dividends and distributions by the Fund and assumes that the Fund qualifies as a regulated investment company. Investors should consult their own counsel for further details, including their possible entitlement to foreign tax credits that might be "passed through" to them under the rules described below, and the application of state and local tax laws to his or her particular situation.

         In order to qualify as a regulated investment company for any taxable year, the Fund must, among other things,
(i) derive at least 90% of its gross income from dividends, interest, certain payments with respect to securities loans and gains from the sale or other disposition of stock, securities or foreign currency, or certain other income (including, but not limited to, gains from options, futures and forward contracts) derived with respect to its business of investing in such stock, securities or currency; and (ii) diversify its holdings so that, at the end of each quarter of its taxable year, the following two conditions are met: (a) at least 50% of the value of the Fund's assets is represented by cash, cash items, U.S. Government Securities, securities of other regulated investment companies and other securities with respect to which the Fund's investment is limited, in respect of any one issuer, to an amount not greater than 5% of the Fund's total assets and 10% of the outstanding voting securities of such issuer and (b) not more than 25% of the value of the Fund's assets is invested in securities of any one issuer (other than U.S. Government Securities or securities of other regulated investment companies).

         The Fund intends to declare and distribute dividends in the amounts and at the times necessary to avoid the application of the 4% Federal excise tax imposed on certain undistributed income of regulated investment companies. The Fund will be required to pay the 4% excise tax to the extent it does not distribute to its shareholders during any calendar year an amount equal to at least the sum of 98% of its ordinary taxable income for the calendar year plus 98% of its capital gain net income and foreign currency gains for the twelve months ended October 31 of such year plus any ordinary income or capital gain net income from the preceding calendar year that was not distributed during such year. Certain distributions of the Fund which are paid in January of a given year but are declared in the prior October, November or December to shareholders of record as of a specified date during such a month may be treated as having been distributed in December and will be taxable to shareholders as if received in December.

         Dividends of net ordinary income and distributions of any net realized short-term capital gain are taxable to shareholders as ordinary income. Since the Fund expects to derive substantially all of its gross income (exclusive of capital gains) from sources other than dividends, it is expected that none of the Fund's dividends or distributions will qualify for the dividends-received deduction for corporations.

         Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) are taxable as long-term capital gain, regardless of how long a shareholder has held shares in the Fund. Any dividend or distribution received by a shareholder on shares of the Fund will have the effect of reducing the net asset value of such shares by the amount of such dividend or distribution. Furthermore, a dividend or distribution made shortly after the purchase of such shares by a shareholder, although in effect a return of capital to that particular shareholder, would be taxable to him or her as described above. If a shareholder has held shares in the Fund for six months or less and during that period has received a distribution of net capital gain, any loss recognized by the shareholder on the sale of those shares during the six-month period will be treated as a long-term capital loss to the extent of the distribution.

         A dividend or capital gains distribution with respect to shares of the Fund held by a tax-deferred or qualified plan, such as an individual retirement account, 403(b)(7) retirement plan or corporate pension or profit-sharing plan, generally will not be taxable to the plan. Distributions from such plans will be taxable to individual participants under applicable tax rules without regard to the character of the income earned by the qualified plan.

         Dividends and distributions are taxable in the manner discussed regardless of whether they are paid to the shareholder in cash or are reinvested in additional shares of the Fund's
Common Stock.

         The Fund may be required to withhold federal income tax at the rate of 31% of all distributions payable to shareholders who fail to provide the Fund with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the Internal Revenue Service that they are subject to backup withholding. Corporate shareholders and certain other shareholders specified in the Code are exempt from such backup withholding. Backup withholding is not an additional tax; any amounts so withheld may be credited against a shareholder's federal income tax liability or refunded.

FOREIGN INCOME TAXES

         Income received by the Fund may also be subject to foreign income taxes, including withholding taxes. The United States has entered into tax treaties with many foreign countries which entitle the Fund to a reduced rate of such taxes or exemption from taxes on such income. It is impossible to determine the effective rate of foreign tax in advance since the amount of the Fund's assets to be invested within various countries is not known. If more than 50% of the value of the Fund's total assets at the close of its taxable year consists of stocks or securities of foreign corporations, the Fund will be eligible and intends to file an election with the Internal Revenue Service to pass through to its shareholders the amount of foreign taxes paid by the Fund. However, there can be no assurance that the Fund will be able to do so. Pursuant to this election a shareholder will be required to (i) include in gross income (in addition to taxable dividends actually received) his pro rata share of foreign taxes paid by the Fund, (ii) treat his pro rata share of such foreign taxes as having been paid by him, and (iii) either deduct such pro rata share of foreign taxes in computing his taxable income or treat such foreign taxes as a credit against United States federal income taxes. Shareholders who are not liable for federal income taxes, such as retirement plans qualified under section 401 of the Code, will not be affected by any such pass through of taxes by the Fund. No deduction for foreign taxes may be claimed by an individual shareholder who does not itemize deductions. In addition, certain shareholders may be subject to rules which limit or reduce their ability to fully deduct, or claim a credit for, their pro rata share of the foreign taxes paid by the Fund. A shareholder's foreign tax credit with respect to a dividend received from the Fund will be disallowed unless the shareholder holds shares in the Fund on the ex-dividend date and for at least 15 other days during the 30-day period beginning 15 days prior to the ex-dividend date. Each shareholder will be notified within 60 days after the close of the Fund's taxable year whether the foreign taxes paid by the Fund will pass through for that year and, if so, such notification will designate (i) the shareholder's portion of the foreign taxes paid to each such country and (ii) the portion of dividends that represents income derived from sources within each such country.

         The federal income tax status of each year's distributions by the Fund will be reported to shareholders and to the Internal Revenue Service. The foregoing is only a general description of the treatment of foreign taxes under the United States federal income tax laws. Because the availability of a foreign tax credit or deduction will depend on the particular circumstances of each shareholder, potential investors are advised to consult their own tax advisers.

CURRENCY FLUCTUATIONS--"SECTION 988" GAINS OR LOSSES

         Under the Code, gains or losses attributable to fluctuations in exchange rates which occur between the time the Fund accrues interest or other receivables or accrues expenses or other liabilities denominated in a foreign currency and the time the Fund actually collects such receivables or pays such liabilities are treated as ordinary income or ordinary loss. Similarly, gains or losses from the disposition of foreign currencies, from the disposition of debt securities denominated in a foreign currency, or from the disposition of a forward contract denominated in a foreign currency which are attributable to fluctuations in the value of the foreign currency between the date of acquisition of the asset and the date of disposition also are treated as ordinary income or loss. These gains or losses, referred to under the Code as "section 988" gains or losses, increase or decrease the amount of the Fund's investment company taxable income available to be distributed to its shareholders as ordinary income, rather than increasing or decreasing the amount of the Fund's net capital gain. Because section 988 losses reduce the amount of ordinary dividends the Fund will be allowed to distribute for a taxable year, such section 988 losses may result in all or a portion of prior dividend distributions for such year being recharacterized as a non-taxable return of capital to shareholders, rather than as an ordinary dividend, reducing each shareholder's basis in his Fund shares. To the extent that such distributions exceed such shareholder's basis, each distribution will be treated as a gain from the sale of shares.

OPTIONS, FUTURES AND FORWARD CONTRACTS

         Certain listed options, regulated futures contracts, and forward foreign currency contracts are considered "section 1256 contracts" for federal income tax purposes. Section 1256 contracts held by the Fund at the end of each taxable year will be "marked to market" and treated for federal income tax purposes as though sold for fair market value on the last business day of such taxable year, although the Fund may elect to have the gain or loss it realizes on certain contracts taxed as "section 988" gain or loss. Gain or loss realized by the Fund on section 1256 contracts other than forward foreign currency contracts generally will be considered 60% long-term and 40% short-term capital gain or loss. Gain or loss realized by the Fund on forward foreign currency contracts will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The Fund can elect to exempt its section 1256 contracts which are part of a "mixed straddle" (as described below) from the application of section 1256.

         The Treasury Department has the authority to issue regulations that would permit or require the Fund either to integrate a foreign currency hedging transaction with the investment that is hedged and treat the two as a single transaction, or otherwise to treat the hedging transaction in a manner that is consistent with the hedged investment. The regulations issued under this authority generally should not apply to the type of hedging transactions in which the Fund intends to engage.

         With respect to equity options or options traded over-the-counter or on certain foreign exchanges, gain or loss realized by the Fund upon the lapse or sale of such options held by the Fund will be either long-term or short-term capital gain or loss depending upon the Fund's holding period with respect to such option. However, gain or loss realized upon the lapse or closing out of such options that are written by the Fund will be treated as short-term capital gain or loss. In general, if the Fund exercises an option, or an option that the Fund has written is exercised, gain or loss on the option will not be separately recognized but the premium received or paid will be included in the calculation of gain or loss upon disposition of the property underlying the option.

         Gain or loss realized by the Fund on the lapse or sale of put and call options on foreign currencies which are traded over-the-counter or on certain foreign exchanges will be treated as section 988 gain or loss and will therefore be characterized as ordinary income or loss and will increase or decrease the amount of the Fund's net investment income available to be distributed to shareholders as ordinary income, as described above. The amount of such gain or loss shall be determined by subtracting the amount paid, if any, for or with respect to the option (including any amount paid by the Fund upon termination of an option written by the Fund) from the amount received, if any, for or with respect to the option (including any amount received by the Fund upon termination of an option held by the Fund). In general, if the Fund exercises such an option on a foreign currency, or such an option that the Fund has written is exercised, gain or loss on the option will be recognized in the same manner as if the Fund had sold the option (or paid another person to assume the Fund's obligation to make delivery under the option) on the date on which the option is exercised, for the fair market value of the option. The foregoing rules will also apply to other put and call options which have as their underlying property foreign currency and which are traded over-the-counter or on certain foreign exchanges to the extent gain or loss with respect to such options is attributable to fluctuations in foreign currency exchange rates.

TAX STRADDLES

         Any option, futures contract, currency swap, forward foreign currency contract, or other position entered into or held by the Fund in conjunction with any other position held by the Fund may constitute a "straddle" for federal income tax purposes. A straddle of which at least one, but not all, the positions are section 1256 contracts may constitute a "mixed straddle." In general, straddles are subject to certain rules that may affect the character and timing of the Fund's gains and losses with respect to straddle positions by requiring, among other things, that (i) loss realized on disposition of one position of a straddle not be recognized to the extent that the Fund has unrealized gains with respect to the other position in such straddle; (ii) the Fund's holding period in straddle positions be suspended while the straddle exists (possibly resulting in gain being treated as short-term capital gain rather than long-term capital gain); (iii) losses recognized with respect to certain straddle positions which are part of a mixed straddle and which are non-section 1256 positions be treated as 60% long-term and 40% short-term capital loss; (iv) losses recognized with respect to certain straddle positions which would otherwise constitute short-term capital losses be treated as long-term capital losses; and (v) the deduction of interest and carrying charges attributable to certain straddle positions may be deferred. The Treasury Department is authorized to issue regulations providing for the proper treatment of a mixed straddle where at least one position is ordinary and at least one position is capital. No such regulations have yet been issued. Various elections are available to the Fund which may mitigate the effects of the straddle rules, particularly with respect to mixed straddles. In general, the straddle rules described above do not apply to any straddles held by the Fund all of the offsetting positions of which consist of section 1256 contracts.

TAXATION OF FOREIGN STOCKHOLDERS

         The foregoing discussion relates only to U.S. Federal income tax law as it affects shareholders who are U.S. residents or U.S. corporations. The effects of Federal income tax law on shareholders who are non-resident aliens or foreign corporations may be substantially different. Foreign investors should consult their counsel for further information as to the U.S. tax consequences of receipt of income from the Fund.

_________________________________________________________________

                     PORTFOLIO TRANSACTIONS
_________________________________________________________________

         Subject to the general supervision of the Board of Directors of the Fund, the Adviser is responsible for the investment decisions and the placing of the orders for portfolio transactions for the Fund. The Fund's portfolio transactions occur primarily with issuers, underwriters or major dealers acting as principals. Such transactions are normally on a net basis which do not involve payment of brokerage commissions. The cost of securities purchased from an underwriter usually includes a commission paid by the issuer to the underwriters; transactions with dealers normally reflect the spread between bid and asked prices. Premiums are paid with respect to options purchased by the Fund and brokerage commissions are payable with respect to transactions in exchange-traded futures contracts.

         The Fund has no obligation to enter into transactions in portfolio securities with any dealer, issuer, underwriter or other entity. In placing orders, it is the policy of the Fund to obtain the best price and execution for its transactions. Where best price and execution may be obtained from more than one dealer, the Adviser may, in its discretion, purchase and sell securities through dealers who provide research, statistical and other information to the Adviser. Such services may be used by the Adviser for all of its investment advisory accounts and, accordingly, not all such services may be used by the Adviser in connection with the Fund. The supplemental information received from a dealer is in addition to the services required to be performed by the Adviser under the Advisory Agreement, and the expenses of the Adviser will not necessarily be reduced as a result of the receipt of such information. Portfolio securities will not be purchased from or sold to Donaldson, Lufkin & Jenrette Securities Corporation ("DLJ"), an affiliate of the Adviser, or any other subsidiary or affiliate of Equitable.

         Consistent with the Conduct Rules of the National Association of Securities Dealers, Inc., and subject to seeking best price and execution, the Fund may consider sales of its shares as a factor in the selection of dealers to enter into portfolio transactions with the Fund.

_________________________________________________________________

                       GENERAL INFORMATION
_________________________________________________________________

CAPITALIZATION

         The Fund is a Maryland Corporation organized in 1991. The authorized capital stock of the Fund currently consists of 3,000,000,000 shares of Class A Common Stock, $.001 par value, 3,000,000,000 shares of Class B Common Stock, $.001 par value, 3,000,000,000 shares of Class C Common Stock, $.001 par value and 3,000,000,000 shares of Advisor Class Common Stock, $.001 par value. All shares of the Fund, when issued, are fully paid and non-assessable. Any issuance of shares of another series would be governed by the 1940 Act and the law of the State of Maryland.

         A shareholder will be entitled to share pro rata with other holders of the same class of shares all dividends and distributions arising from the Fund's assets and, upon redeeming shares, will receive the then current net asset value of the Fund represented by the redeemed shares less any applicable CDSC. The Fund is empowered to establish, without shareholder approval, additional portfolios, which may have different investment objectives and policies than those of the Fund, and additional classes of shares within the Fund. If an additional portfolio or class were established in the Fund, each share of the portfolio or class would normally be entitled to one vote for all purposes. Generally, shares of each portfolio and class would vote together as a single class on matters, such as the election of Directors, that affect each portfolio and class in substantially the same manner. As to matters affecting each portfolio differently, such as approval of the Advisory Agreement and changes in investment policy, shares of each portfolio would vote as separate series. Class A, Class B and Class C shares of the Fund have identical voting, dividend, liquidation and other rights, except that each class bears its own distribution and transfer agency expenses. Each class of shares of the Fund votes separately with respect to the Fund's Rule 12b-1 distribution plan and other matters for which separate class voting is appropriate under applicable law. Shares are freely transferable, are entitled to dividends as determined by the Directors and, in liquidation of a Fund, are entitled to receive the net assets of the Fund. Certain additional matters relating to the Fund's organization are discussed in this Statement of Additional Information.

         It is anticipated that annual shareholder meetings will not be held; shareholder meetings will be held only when required by federal or state law. Shareholders have available certain procedures for the removal of Directors.

         Procedures for calling a shareholders meeting for the removal of Directors of the Fund, similar to those set forth in
Section 16(c) of the 1940 Act, are available to shareholders of the Fund. Meetings of shareholders may be called by 10% of the Fund's outstanding shareholders. The rights of the holders of shares of a series may not be modified except by the vote of a majority of the outstanding shares of such series.

         As of the close of business on October 8, 1999, there were 69,479,576 shares of common stock of the Fund outstanding, including 63,518,149 Class A shares, 2,933,174 Class B shares, 3,028,238 Class C shares and no Advisor Class shares. To the knowledge of the Fund, the following persons owned of record or beneficially 5% or more of the outstanding shares of the Fund as of October 8, 1999.

                                      No. of Shares
Name and Address                      of Class      % of Class

Class A Shares

MLPF&S
For the Sole Benefit of
 Its Customers
Attn:  Fund Admin (977L4)
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL 32246                 14,534,187     22.85%

Class B Shares

MLPF&S For the Sole Benefit
  of Its Customers
Attn:  Fund Admin (977L5)
4800 Deer Lake Dr. East 2nd Fl.
Jacksonville, FL  32246                508,769        17.34%

Class C Shares

Donaldson Lufkin Jenrette
Securities Corporation Inc.
P.O. Box 2052
Jersey City, NJ  07303-2052            376,304        12.42%


CUSTODIAN

         Brown Brothers Harriman & Co., 40 Water Street, Boston, Massachusetts, 02109 will act as custodian for the assets of the Fund, but plays no part in deciding on the purchase or sale of portfolio securities. Subject to the supervision of the Fund's Directors, Brown Brothers Harriman & Co. may enter into sub-custodial agreements for the holding of the Fund's foreign securities.

PRINCIPAL UNDERWRITER

         Alliance Fund Distributors, Inc., an indirect wholly-owned subsidiary of the Adviser, located at 1345 Avenue of the Americas, New York, New York 10105, the principal underwriter of shares of the Fund, and as such may solicit orders from the public to purchase shares of the Fund. Under the Distribution Services Agreement, the Fund has agreed to indemnify the Principal Underwriter, in the absence of its willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations thereunder, against certain civil liabilities, including liabilities under the Securities Act.

COUNSEL

         Legal matters in connection with the issuance of the shares of Common Stock offered hereby are passed upon by Seward & Kissel LLP, New York, New York. Seward & Kissel LLP has relied upon the opinion of Venable, Baetjer and Howard, LLP, Baltimore, Maryland, for matters relating to Maryland law.

INDEPENDENT AUDITORS

         Ernst & Young LLP, New York, New York, has been appointed as independent auditors for the Fund.

YIELD AND TOTAL RETURN QUOTATIONS

         From time to time, the Fund advertises its "yield" and "total return," which are computed separately for Class A, Class B and Class C shares. The Fund's yield for any 30-day (or one-month) period is computed by dividing the net investment income per share earned during such period by the maximum public offering price per share on the last day of the period, and then annualizing such 30-day (or one-month) yield in accordance with a formula prescribed by the Commission which provides for compounding on a semi-annual basis. The Fund may also state in sales literature an "actual distribution rate" for each class which is computed in the same manner as yield except that actual income dividends declared per share during the period in question are substituted for net investment income per share. The actual distribution rate is computed separately for Class A, Class B and Class C shares. Advertisements of the Fund's total return disclose its average annual compounded total return for the periods prescribed by the Commission. The Fund's total return for each such period is computed by finding, through the use of a formula prescribed by the Commission, the average annual compounded rate of return over the period that would equate an assumed initial amount invested to the value of the investment at the end of the period. For purpose of computing total return, income dividends and capital gains distributions paid on shares of the Fund are assumed to have been reinvested when paid and the maximum sales charges applicable to purchases and redemptions of the Fund's shares are assumed to have been paid.

         The Fund calculates average annual total return information in the Performance Table in the Risk/Return Summary according to the Commission formula as described above. In accordance with Commission guidelines, total return information is presented for each class for the same time periods, i.e., the 1, 5 and 10 years (or over the life of the Fund, if the Fund is less than 10 years old) ending on the last day of the most recent calendar year. Since different classes may have first been sold on different dates ("Actual Inception Dates"), in some cases this can result in return information being presented for a class for periods prior to its Actual Inception Date. Where return information is presented for periods prior to the Actual Inception Date of a Class (a "Younger Class"), such information is calculated by using the historical performance of the class with the earliest Actual Inception Date (the "Oldest Class").
For this purpose, the Fund calculates the difference in total annual fund operating expenses (as a percentage of average net assets) between the Younger Class and the Oldest Class, divides the difference by 12, and subtracts the result from the monthly performance at net asset value (including reinvestment of all dividends and distributions) of the Oldest Class for each month prior to the Younger Class's Actual Inception Date for which performance information is to be shown. The resulting "pro forma" monthly performance information is used to calculate the Younger Class's average annual returns for these periods. Any conversion feature applicable to the Younger Class is assumed to occur in accordance with the Actual Inception Date for that class, not its hypothetical inception date.

         The Fund's yields for the month ended October 31, 1998 were 4.14%, 3.56% and 3.38% for Class A shares, Class B shares and Class C shares, respectively. The Fund's actual distribution rates for the month ended October 31, 1998 were 9.63%, 9.08% and 9.11% for Class A shares, Class B shares and Class C shares, respectively. The Fund's total return for the one year ended October 31, 1998 was 6.90%, 6.24% and 6.10% for Class A, Class B and Class C shares, respectively.

         The Fund's average total return is computed separately for Class A, Class B and Class C. The average annual total return based on net asset value for each class of shares for the one-, five- and ten-year periods ended April 30, 1999 (or since inception through that date, as noted) was as follows:

                12 Months
                Ended        5 Years Ended  10 Years Ended
                4/30/99      4/30/99        4/30/99

Class A         5.56%           5.14%          4.86%*

Class B         4.72%           4.28%          4.02%*

Class C         4.74%           4.30%          4.03%*

* Inception Dates:           Class A - May 29, 1991
                             Class B - May 29, 1991
                             Class C - May 3, 1993

         Yield and total return are computed separately for each class of shares. Yield and total return are not fixed and will fluctuate in response to prevailing market conditions or as a function of the type, and quality of the securities in the Fund's portfolio, the Fund's average portfolio maturity and its expenses. Quotations of yield and total return do not include any provision for the effect of individual income taxes. An investor's principal invested in the Fund is not fixed and will fluctuate in response to prevailing market conditions. The Fund may advertise the fluctuation of its net asset value over certain time periods and compare its performance to that available from other investments, including money market funds and certificates of deposit, the later of which, unlike the Fund, are insured and have fixed rates of return.

         Advertisements quoting performance rankings of the Fund as measured by financial publications or by independent organizations such as Lipper, Inc. and Morningstar, Inc. (or compare the Fund's performance to various indicies), and advertisements presenting the historical record of payments of income dividends by the Fund may also from time to time be sent to investors or placed in newspapers and magazines such as The Wall Street Journal, The New York Times, Barrons, Investor's Daily, Money Magazine, Changing Times, Business Week and Forbes or other media on behalf of the Fund. The Fund is ranked by Lipper in the category known as "Short World Multi-Market Income Funds."

ADDITIONAL INFORMATION

         Any shareholder inquiries may be directed to the shareholder's broker or to Alliance Fund Services, Inc. at the address or telephone numbers shown on the front cover of this Statement of Additional Information. This Statement of Additional Information does not contain all the information set forth in the Registration Statement filed by the Fund with the Commission. Copies of the Registration Statement may be obtained at a reasonable charge from the Commission or may be examined, without charge, at the offices of the Commission in Washington, D.C.

____________________________________________________________

                 REPORT OF INDEPENDENT AUDITORS
                    AND FINANCIAL STATEMENTS
___________________________________________________________

ALLIANCE MULTI-MARKET STRATEGY TRUST

SEMI-ANNUAL REPORT
APRIL, 30, 1999


PORTFOLIO OF INVESTMENTS
APRIL 30, 1999 (UNAUDITED)
_______________________________________________________________________________


                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------
AUSTRALIA-5.1%
DEBT OBLIGATIONS-2.0%
Deutsche Bank AG
  6.00%, 7/05/00 (a)            AU$               8,000    $   5,333,705
State Bank of South Wales
  8.63%, 8/20/01(a)                               6,000        4,238,509
                                                             ------------
                                                               9,572,214

GOVERNMENT OBLIGATION-3.1%
Government of Australia
  9.50%, 8/15/03                                 20,000       15,398,922

Total Australian Securities
  (cost $25,603,560)                                          24,971,136

CANADA-9.6%
DEBT OBLIGATION-3.1%
Business Development
  Bank of Canada
  6.38%, 5/21/99                US$              15,000       15,005,385

GOVERNMENT OBLIGATIONS-6.5%
Government of Canada
  5.25%, 9/01/03                CA$              24,000       16,622,222
  7.50%, 12/01/03                                20,000       15,072,703
                                                             ------------
                                                              31,694,925

Total Canadian Securities
  (cost $45,669,158)                                          46,700,310

DENMARK-5.0%
GOVERNMENT OBLIGATION-5.0%
Kingdom of Denmark
  9.00%, 11/15/00 (a)
  (cost $27,261,917)            DKK             158,000       24,396,663

FRANCE-5.5%
GOVERNMENT OBLIGATIONS-5.5%
Government of France
  4.50%, 7/12/03 (a)            EUR               4,726        5,259,806
  7.75%, 4/12/00 (a)                             19,513       21,594,223

Total French Securities
  (cost $28,348,967)                                          26,854,029

GERMANY-15.5%
DEBT OBLIGATIONS-7.1%
Bayerische Landesbank
  Girozentrale
  5.75%, 2/28/01 (a)            US$               5,000        5,016,650
Bayerische Vereinsbank
  Finansiering
  5.25%, 5/17/01 (a)            EUR               3,784        4,183,008
Bremer Landesbank
  6.38%, 12/29/99               US$              19,500       19,549,881
Deutsche Hypothekenbank
  5.75%, 10/02/01 (a)           EUR               5,113        5,747,241
                                                             ------------
                                                              34,496,780

GOVERNMENT OBLIGATIONS-8.4%
Government of Germany
  8.00%, 7/22/02 (a)                              4,346        5,289,190
  8.25%, 9/20/01                                 30,166       35,804,937
                                                             ------------
                                                              41,094,127

Total German Securities
  (cost $82,293,668)                                          75,590,907

ITALY-13.0%
GOVERNMENT OBLIGATIONS-13.0%
Republic of Italy
  6.00%, 2/15/00 (a)                              5,371        5,819,606
  6.25%, 5/15/02 (a)                              7,437        8,591,392
  12.00%, 9/01/01                                38,734       49,100,803

Total Italian Securities
  (cost $70,677,662)                                          63,511,801

MEXICO-4.7%
GOVERNMENT OBLIGATIONS-4.7%
Mexican Treasury Bills
  20.33%, 2/10/00 (b)           MXP              60,741        5,587,678
  21.93%, 6/03/99 (a)(b)                         89,121        9,471,476
  24.98%, 9/09/99 (b)                             7,340          737,203
  25.73%, 3/09/00 (b)                            76,367        6,913,569

Total Mexican Securities
  (cost $22,113,338)                                          22,709,926

NEW ZEALAND-7.6%
DEBT OBLIGATION-4.7%
International Bank for
  Reconstruction &
  Development
  7.00%, 9/18/00                NZ$              39,600       22,656,829


5


PORTFOLIO OF INVESTMENTS (CONTINUED)       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                              PRINCIPAL
                                               AMOUNT
                                                (000)       U.S. $ VALUE
-------------------------------------------------------------------------
GOVERNMENT OBLIGATION-2.9%
Government of New Zealand
  6.50%, 2/15/00                NZ$              25,060    $  14,302,792

Total New Zealand Securities
  (cost $41,263,537)                                          36,959,621

NORWAY-1.0%
GOVERNMENT OBLIGATION-1.0%
Kingdom of Norway
  7.00%, 5/31/01 (a)
  (cost $6,198,983)             NOK              38,000        5,082,089

SWEDEN-6.2%
GOVERNMENT OBLIGATIONS-6.2%
Kingdom of Sweden
  10.25%, 5/05/03 (a)           SEK              34,000        5,062,267
  13.00%, 6/15/01                               175,000       24,925,816

Total Swedish Securities
  (cost $31,918,386)                                          29,988,083

UNITED KINGDOM-10.8%
DEBT OBLIGATIONS-8.3%
Abbey National Treasury
  6.50%, 3/05/04                GBP              12,000       19,920,999
LB Bad-Wuertt Capital Markets
  6.50%, 2/25/02                US$              20,000       20,515,580
                                                             ------------
                                                              40,436,579

GOVERNMENT OBLIGATION-2.5%
United Kingdom Treasury Gilts
  7.00%, 6/07/02                GBP               7,000       11,907,661

Total United Kingdom Securities
  (cost $53,285,774)                                          52,344,240

UNITED STATES-13.7%
DEBT OBLIGATION-0.8%
Morgan Guaranty Trust Co.
  6.38%, 3/26/01 (a)            US$               4,000        4,040,612

GOVERNMENT AGENCY OBLIGATIONS-9.3%
Federal Home Loan Bank
  5.50%, 8/13/01                                 20,000       20,057,680
FNMA Global
  7.00%, 9/26/00                NZ$              36,000       20,647,526
  7.25%, 6/20/02 (a)                              7,850        4,585,847
                                                             ------------
                                                              45,291,053

GOVERNMENT OBLIGATION-1.7%
U.S. Treasury Bill
  Zero coupon, 6/24/99          US$               8,250        8,198,042

TIME DEPOSITS-1.9%
Dresdner Bank
  4.88%, 5/03/99                                  4,600        4,600,000
Wachovia Bank
  4.70%, 5/03/99                                  4,500        4,500,000
                                                             ------------
                                                               9,100,000

Total United States Securities
  (cost $69,415,555)                                          66,629,707

TOTAL INVESTMENTS-97.7%
  (cost $504,050,505)                                        475,738,512
Other assets less liabilities-2.3%                            11,021,684

NET ASSETS-100%                                            $ 486,760,196


(a) Securities, or portion thereof, with an aggregate market value of $98,511,751 have been segregated to collateralize forward exchange currency contracts.

(b)  Annualized yield to maturity at purchase date.

     Glossary:
     FNMA - Federal National Mortgage Association.

     See notes to financial statements.


6


STATEMENT OF ASSETS AND LIABILITIES
APRIL 30, 1999 (UNAUDITED)                 ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ASSETS
  Investments in securities, at value (cost $504,050,505)        $ 475,738,512
  Cash (cost $25,499)                                                   25,698
  Interest receivable                                               12,170,055
  Receivable for investment securities sold                          9,501,260
  Unrealized appreciation of forward exchange currency
    contracts                                                          890,625
  Receivable for capital stock sold                                    262,014
  Total assets                                                     498,588,164

LIABILITIES
  Payable for investment securities purchased                        9,100,000
  Dividend payable                                                   1,258,260
  Payable for capital stock redeemed                                   774,053
  Advisory fee payable                                                 258,202
  Distribution fee payable                                             153,999
  Accrued expenses and other liabilities                               283,454
  Total liabilities                                                 11,827,968

NET ASSETS                                                       $ 486,760,196

COMPOSITION OF NET ASSETS
  Capital stock, at par                                          $      74,558
  Additional paid-in capital                                       540,119,226
  Distributions in excess of net investment income                  (9,129,300)
  Accumulated net realized loss on investments and foreign
    currency transactions                                          (16,520,842)
  Net unrealized depreciation of investments and foreign
    currency denominated assets and liabilities                    (27,783,446)
                                                                 $ 486,760,196

CALCULATION OF MAXIMUM OFFERING PRICE
  CLASS A SHARES
  Net asset value and redemption price per share
    ($445,903,912/68,318,595 shares of capital stock issued
    and outstanding)                                                     $6.53
  Sales Charge--4.25% of public offering price                             .29
  Maximum offering price                                                 $6.82

  CLASS B SHARES
  Net asset value and offering price per share
    ($21,185,660/3,234,604 shares of capital stock issued
    and outstanding)                                                     $6.55

  CLASS C SHARES
  Net asset value and offering price per share
    ($19,670,624/3,004,385 shares of capital stock issued
    and outstanding)                                                     $6.55


See notes to financial statements.


7


STATEMENT OF OPERATIONS
SIX MONTHS ENDED APRIL 30, 1999 (UNAUDITED)
                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

INVESTMENT INCOME
  Interest                                                        $ 17,990,763

EXPENSES
  Advisory fee                                     $  1,431,975
  Distribution fee - Class A                            653,655
  Distribution fee - Class B                            108,469
  Distribution fee - Class C                             99,446
  Transfer agency                                       645,889
  Custodian                                             229,859
  Audit and legal                                        61,095
  Administrative                                         58,364
  Registration                                           26,396
  Directors' fees                                        13,749
  Printing                                                3,408
  Miscellaneous                                          26,090
  Total expenses                                      3,358,395
  Less: expense offset arrangement (See Note B)         (31,124)
  Net expenses                                                       3,327,271
  Net investment income                                             14,663,492

REALIZED AND UNREALIZED GAIN (LOSS) ON
INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS
  Net realized loss on investment transactions                      (2,359,072)
  Net realized gain on foreign currency
    transactions                                                     9,282,214
  Net change in unrealized appreciation
    (depreciation) of:
    Investments                                                    (25,011,589)
  Foreign currency denominated assets and
    liabilities                                                         64,394
  Net loss on investments and foreign currency
    transactions                                                   (18,024,053)

NET DECREASE IN NET ASSETS FROM OPERATIONS                        $ (3,360,561)


See notes to financial statements.


8


STATEMENT OF CHANGES IN NET ASSETS         ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                                SIX MONTHS ENDED  YEAR ENDED
                                                 APRIL 30, 1999   OCTOBER 31,
                                                  (UNAUDITED)        1998
                                                 --------------  -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income                           $  14,663,492  $   7,210,476
  Net realized gain (loss) on investments and
    foreign currency transactions                     6,923,142     (2,143,630)
  Net change in unrealized appreciation
    (depreciation) of investments and foreign
    currency denominated assets and liabilities     (24,947,195)     2,283,328
  Net increase (decrease) in net assets from
    operations                                       (3,360,561)     7,350,174

DIVIDENDS TO SHAREHOLDERS FROM:
  Net investment income
    Class A                                         (18,863,545)    (6,215,407)
    Class B                                            (831,364)      (912,135)
    Class C                                            (770,754)       (82,934)
  Distributions in excess of net investment
    income
    Class A                                                  -0-    (6,230,346)
    Class B                                                  -0-      (914,327)
    Class C                                                  -0-       (83,132)
  Tax return of capital
    Class A                                                  -0-      (942,328)
    Class B                                                  -0-      (138,290)
    Class C                                                  -0-       (12,574)

CAPITAL STOCK TRANSACTIONS
  Net increase                                      391,283,573        199,282
  Total increase (decrease)                         367,457,349     (7,982,017)

NET ASSETS
  Beginning of year                                 119,302,847    127,284,864
  End of period                                   $ 486,760,196  $ 119,302,847


See notes to financial statements.


9


NOTES TO FINANCIAL STATEMENTS
APRIL 30, 1999 (UNAUDITED)                 ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE A: SIGNIFICANT ACCOUNTING POLICIES
Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase may be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. SECURITY VALUATION
Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. CURRENCY TRANSLATION
Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. TAXES
It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.


10


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

4. INVESTMENT INCOME AND INVESTMENT TRANSACTIONS
Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. INCOME AND EXPENSES
All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. DIVIDENDS AND DISTRIBUTIONS
Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification.


NOTE B: ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES
Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of
 .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $58,364 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the six months ended April 30, 1999.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $490,746 for the six months ended April 30, 1999.

For the six months ended April 30, 1999, the Fund's expenses were reduced by $31,124 under an expense offset arrangement with Alliance Fund Services.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $8,583 from the sale of Class A shares and $499, $17,203, and $1,162 in contingent deferred sales charges imposed upon redemptions by shareholders of Class A, Class B and Class C shares, respectively, for the six months ended April 30, 1999.


NOTE C: DISTRIBUTION SERVICES AGREEMENT
The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,902,016 and $743,340 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.


11


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

NOTE D: INVESTMENT TRANSACTIONS
Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $100,114,164 and $86,082,204, respectively for the six months ended April 30, 1999. There were purchases of $42,741,845 and no sales of U.S. government and government agency obligations for the six months ended April 30, 1999.

At April 30, 1999, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $3,042,957 and gross unrealized depreciation of investments was $31,354,950 resulting in net unrealized depreciation of $28,311,993 (excluding foreign currency transactions).

At October 31,1998, the Fund had a capital loss carryforward of $27,690,413 of which $1,283,783 expires in the year 2000, $4,570,679 expires in the year 2001, $11,533,613 expires in the year 2002, $10,215,734 expires in the year 2003, $80,140 expires in the year 2004, and $6,464 expires in the year 2005.

1. FORWARD EXCHANGE CURRENCY CONTRACTS
The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts, are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At April 30, 1999, the Fund had outstanding forward exchange currency contracts, as follows:

                                       U.S. $
                         CONTRACT     VALUE ON       U.S. $        UNREALIZED
                          AMOUNT    ORIGINATION      CURRENT      APPRECIATION
                           (000)        DATE          VALUE      (DEPRECIATION)
                         --------   ------------   ------------   -------------
FORWARD EXCHANGE CURRENCY
BUY CONTRACTS
Australian Dollars,
  settling 5/17/99          5,000   $  3,155,600   $  3,308,819   $    153,219

FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
Australian Dollars,
  settling 5/17/99         28,300     18,044,612     18,728,177       (683,565)
British Pounds,
  settling 5/12/99         20,247     32,556,929     32,565,481         (8,552)
Canadian Dollars,
  settling 5/28/99         47,221     31,691,676     32,389,390       (697,714)
Danish Krona,
  settling 5/7/99         160,048     23,279,636     22,752,788        526,848



12


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                                       U.S. $
                         CONTRACT     VALUE ON       U.S. $        UNREALIZED
                          AMOUNT    ORIGINATION      CURRENT      APPRECIATION
                           (000)        DATE          VALUE      (DEPRECIATION)
                         --------   ------------   ------------   -------------
FORWARD EXCHANGE CURRENCY
SALE CONTRACTS
European Euros,
  settling
  5/20/99-7/15/99         135,313   $147,780,479   $143,264,212   $  4,516,267
Japanese Yen,
  settling 6/15/99         68,444        577,243        576,394            849
New Zealand Dollars,
  settling 5/17/99        110,378     58,766,721     61,830,133     (3,063,412)
Norwegian Krona,
  settling 6/8/99          58,418      7,561,222      7,471,845         89,377
Swedish Krona,
  settling 5/25/99        256,270     30,508,277     30,450,969         57,308
                                                                  $    890,625


2. OPTION TRANSACTIONS
For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium received is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium received reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the six months ended April 30, 1999.

3. INTEREST RATE SWAP AGREEMENTS
The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest pay-


13


NOTES TO FINANCIAL STATEMENTS (CONT.)      ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

ment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding currency or interest rate swap contracts at April 30, 1999.


NOTE E: CAPITAL STOCK
There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1999  OCTOBER 31, APRIL 30, 1999    OCTOBER 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS A
Shares sold              791,361       530,311   $   6,853,078   $   3,571,273
Shares issued in
  reinvestment of
  dividends            1,170,402       449,493       7,680,573       3,054,490
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market Trust  59,018,291            -0-    406,086,486              -0-
Shares converted
  from Class B           571,681     3,186,541       2,107,055      21,941,497
Shares redeemed       (7,631,667)   (3,289,006)    (50,096,463)    (22,364,893)
Net increase          53,920,068       877,339   $ 372,630,729   $   6,202,367

CLASS B
Shares sold            1,077,262       626,552   $   5,433,480   $   4,228,522
Shares issued in
  reinvestment of
  dividends               59,957        97,710         394,820         668,814
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market Trust   2,774,895            -0-     19,136,136              -0-
Shares converted
  to Class A            (571,681)   (3,186,541)     (2,107,055)    (21,941,497)
Shares redeemed       (1,190,196)     (665,735)     (7,838,398)     (4,572,168)
Net increase
  (decrease)           2,150,237    (3,128,014)  $  15,018,983   $ (21,616,329)


14


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

                               SHARES                         AMOUNT
                    ---------------------------  ------------------------------
                   SIX MONTHS ENDED  YEAR ENDED  SIX MONTHS ENDED  YEAR ENDED
                     APRIL 30, 1999  OCTOBER 31, APRIL 30, 1999    OCTOBER 31,
                      (UNAUDITED)       1998       (UNAUDITED)        1998
                     ------------  ------------  --------------  --------------
CLASS C
Shares sold              143,932       214,001   $     947,986   $   1,435,335
Shares issued in
  reinvestment of
  dividends               63,582         9,006         418,407          61,303
Shares issued in
  connection with
  the acquisition
  of Short-Term
  Multi-Market Trust     679,675            -0-      4,680,048              -0-
Shares issued in
  connection with
  the acquisition
  of World Income
  Trust                       -0-    2,285,690              -0-     15,429,617
Shares redeemed         (366,088)     (194,644)     (2,412,580)     (1,313,011)
Net increase             521,101     2,314,053   $   3,633,861   $  15,613,244


NOTE F: BANK BORROWING
A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") intended to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the six months ended April 30, 1999.


NOTE G: ACQUISITION OF SHORT-TERM MULTI-MARKET TRUST
On November 13, 1998 the Fund acquired all of the assets for Alliance Short-Term Multi-Market Trust pursuant to the plan of reorganization approved by Short-Term Multi-Market Trust shareholders on November 9, 1998. The acquisition was accomplished by a tax-free exchange of 62,472,861 shares of the Fund for 55,807,704 shares of Short-Term Multi-Market Trust on November 13, 1998. The aggregate net assets of the Fund and Short-Term Multi-Market Trust immediately before the acquisition were $118,348,530 and $413,049,483. Immediately after the acquisition the combined net assets of the Fund amounted to $531,398,013.


15


FINANCIAL HIGHLIGHTS                       ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS A
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1999   ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 6.64         $ 7.11       $ 7.23       $ 6.83       $ 8.04       $ 8.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .20(a)         .44(a)       .47(a)       .59(a)       .77(a)       .85
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.02)           .02          .08          .48        (1.31)       (1.08)
Net increase (decrease) in net asset
  value from operations                          .18            .46          .55         1.07         (.54)        (.23)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.29)          (.44)        (.47)        (.67)          -0-        (.09)
Distributions in excess of net investment
  income                                          -0-          (.42)        (.20)          -0-          -0-          -0-
Tax return of capital                             -0-          (.07)          -0-          -0-        (.67)        (.58)
Total dividends and distributions               (.29)          (.93)        (.67)        (.67)        (.67)        (.67)
Net asset value, end of period                $ 6.53         $ 6.64       $ 7.11       $ 7.23       $ 6.83       $ 8.04

TOTAL RETURN
Total investment return based on net
  asset value (b)                               2.70%          6.90%        7.82%       16.37%       (6.47)%      (2.64)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)   $445,904        $95,568      $96,133      $68,776      $76,837      $52,385
Ratio to average net assets of:
  Expenses                                      1.34%(c)(d)    1.74%(c)     1.58%(c)     1.64%        1.60%        1.41%
  Expenses, excluding interest expense          1.34%(d)       1.74%        1.58%        1.60%(e)     1.55%(e)     1.30%(e)
  Net investment income                         6.21%(d)       6.46%        6.50%        8.40%        8.56%        7.17%
Portfolio turnover rate                           46%            24%         173%         215%         400%         605%



See footnote summary on page 18.


16


                                           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                              CLASS B
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1999   ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 6.66         $ 7.11       $ 7.23       $ 6.83       $ 8.04       $ 8.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .18(a)         .36(a)       .42(a)       .53(a)       .44(a)       .88
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.03)           .05          .06          .47        (1.05)       (1.18)
Net increase (decrease) in net asset
  value from operations                          .15            .41          .48         1.00         (.61)        (.30)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.26)          (.36)        (.42)        (.60)          -0-        (.08)
Distributions in excess of net investment
  income                                          -0-          (.43)        (.18)          -0-          -0-          -0-
Tax return of capital                             -0-          (.07)          -0-          -0-        (.60)        (.52)
Total dividends and distributions               (.26)          (.86)        (.60)        (.60)        (.60)        (.60)
Net asset value, end of period                $ 6.55         $ 6.66       $ 7.11       $ 7.23       $ 6.83       $ 8.04

TOTAL RETURN
Total investment return based on net
  asset value (b)                               2.21%          6.24%        6.90%       15.35%       (7.31)%      (3.35)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $21,186         $7,217      $29,949      $88,427     $116,551     $233,896
Ratio to average net assets of:
  Expenses                                      2.05%(c)(d)    2.41%(c)     2.29%(c)     2.35%        2.29%        2.11%
  Expenses, excluding interest expense          2.05%(d)       2.41%        2.29%        2.31%(e)     2.22%(e)     2.01%(e)
  Net investment income                         5.45%(d)       5.64%        5.79%        7.69%        7.53%        6.44%
Portfolio turnover rate                           46%            24%         173%         215%         400%         605%


See footnote summary on page 18.


17


FINANCIAL HIGHLIGHTS (CONTINUED)           ALLIANCE MULTI-MARKET STRATEGY TRUST
_______________________________________________________________________________

SELECTED DATA FOR A SHARE OF CAPITAL STOCK OUTSTANDING THROUGHOUT EACH PERIOD

                                                                                CLASS C
                                            ------------------------------------------------------------------------------
                                            SIX MONTHS
                                               ENDED                            YEAR ENDED OCTOBER 31,
                                          APRIL 30, 1999   ---------------------------------------------------------------
                                            (UNAUDITED)       1998         1997         1996         1995         1994
                                            -----------    -----------  -----------  -----------  -----------  -----------
Net asset value, beginning of year            $ 6.65         $ 7.11       $ 7.23       $ 6.83       $ 8.04       $ 8.94

INCOME FROM INVESTMENT OPERATIONS
Net investment income                            .18(a)         .25(a)       .42(a)       .54(a)       .44(a)       .46
Net realized and unrealized gain (loss)
  on investments and foreign currency
  transactions                                  (.02)           .16          .07          .47        (1.04)        (.75)
Net increase (decrease) in net asset
  value from operations                          .16            .41          .49         1.01         (.60)        (.29)

LESS: DIVIDENDS AND DISTRIBUTIONS
Dividends from net investment income            (.26)          (.41)        (.42)        (.61)          -0-        (.09)
Distributions in excess of net investment
  income                                          -0-          (.42)        (.19)          -0-          -0-          -0-
Tax return of capital                             -0-          (.04)          -0-          -0-        (.61)        (.52)
Total dividends and distributions               (.26)          (.87)        (.61)        (.61)        (.61)        (.61)
Net asset value, end of period                $ 6.55         $ 6.65       $ 7.11       $ 7.23       $ 6.83       $ 8.04

TOTAL RETURN
Total investment return based on net
  asset value (b)                               2.37%          6.10%        6.92%       15.36%       (7.29)%      (3.34)%

RATIOS/SUPPLEMENTAL DATA
Net assets, end of period (000's omitted)    $19,671        $16,518       $1,203       $1,076         $786       $1,252
Ratio to average net assets of:
  Expenses                                      2.04%(c)(d)    2.61%(c)     2.28%(c)     2.34%        2.29%        2.08%
  Expenses, excluding expense                   2.04%(d)       2.61%        2.28%        2.30%(e)     2.24%(e)     1.99%(e)
  Net investment income                         5.50%(d)       5.28%        5.80%        7.62%        7.55%        6.10%
Portfolio turnover rate                           46%            24%         173%         215%         400%         605%


(a)  Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return. Total investment return calculated for a period less than one year is not annualized.

(c) Ratios reflect expenses grossed up for expense offset arrangement with the Transfer Agent. For the periods shown below, the net expense ratios were as follows:

                        SIX MONTHS
                           ENDED      YEAR ENDED OCTOBER 31,
                      APRIL 30, 1999 ------------------------
                        (UNAUDITED)     1998         1997
                        -----------  -----------  -----------
     Class A               1.33%        1.73%        1.57%
     Class B               2.04%        2.40%        2.28%
     Class C               2.03%        2.60%        2.27%


(d)  Annualized.

(e)  Interest expense includes commitment fees paid.

                                    ALLIANCE
                             ----------------------
                                  MULTI-MARKET
                             ----------------------
                                    STRATEGY
                             ----------------------
                                      TRUST
                             ----------------------


                                         Annual Report
                                         October 31, 1998


                                                      Alliance Capital [LOGO](R)

PORTFOLIO OF INVESTMENTS
October 31, 1998                            Alliance Multi-Market Strategy Trust
================================================================================

                                    Principal
                                     Amount
                                      (000)      U.S. $ Value
--------------------------------------------------------------
AUSTRALIA-7.7%
DEBT OBLIGATIONS-7.7%
Deutsche Bank AG
   6.00%, 7/05/00 (a)....... AU$       8,000    $   5,092,036
State Bank of South Wales
   8.63%, 8/20/01 (a).......           6,000        4,104,141
                                                -------------
Total Australian Securities
   (cost $10,486,171).......                        9,196,177
                                                -------------
CANADA-4.4%
GOVERNMENT
   OBLIGATION-4.4%
Government of Canada
   5.25%, 9/01/03 (a)
   (cost $5,348,888)........ CA$       8,000        5,294,621
                                                -------------
DENMARK-7.3%
GOVERNMENT
   OBLIGATION-7.3%
Kingdom of Denmark
   9.00%, 11/15/00 (a)
   (cost $9,941,782)........ DKK      50,000        8,684,854
                                                -------------
FRANCE-9.3%
GOVERNMENT
   OBLIGATIONS-9.3%
Government of France
   4.50%, 7/12/03 (a)....... FRF      31,000        5,743,633
   7.75%, 4/12/00 (a).......          28,000        5,341,492
                                                -------------
Total French Securities
   (cost $10,464,535).......                       11,085,125
                                                -------------
GERMANY-18.5%
DEBT OBLIGATIONS-13.5%
Bayerische Landesbank
   Girozentrale
   5.75%, 2/28/01 (a)....... US$       5,000        5,072,245
Bayerische Vereinsbank
   Finansiering
   5.25%, 5/17/01 (a)....... DEM       7,400        4,642,033
Deutsche Hypothekenbank
   5.75%, 10/02/01 (a)......          10,000        6,375,657
                                                -------------
                                                   16,089,935
                                                -------------
GOVERNMENT
   OBLIGATION-5.0%
Government of Germany
   8.00%, 7/22/02 (a)....... DEM       8,500        5,909,406
                                                -------------
Total German Securities
   (cost $21,848,162).......                       21,999,341
                                                -------------
ITALY-13.4%
GOVERNMENT
   OBLIGATIONS-13.4%
Republic of Italy
   6.00%, 2/15/00 (a)....... ITL  10,400,000        6,530,561
   6.25%, 5/15/02 (a).......      14,400,000        9,479,095
                                                -------------
Total Italian Securities
   (cost $14,070,634).......                       16,009,656
                                                -------------
MEXICO-6.1%
GOVERNMENT
   OBLIGATION-6.1%
Mexican Treasury Bill
   21.93%, 6/03/99 (a)(b)
   (cost $8,926,727)........ MXP      89,121        7,295,934
                                                -------------
NORWAY-4.5%
GOVERNMENT
   OBLIGATION-4.5%
Kingdom of Norway
   7.00%, 5/31/01 (a)
   (cost $6,198,983)........ NOK      38,000        5,312,612
                                                -------------
SWEDEN-4.5%
GOVERNMENT
   OBLIGATION-4.5%
Kingdom of Sweden
   10.25%, 5/05/03 (a)
   (cost $5,374,100)........ SEK      34,000        5,407,546
                                                -------------
UNITED STATES-22.7%
DEBT OBLIGATION-3.5%
Morgan Guaranty Trust Co.
   6.38%, 3/26/01 (a)....... US$       4,000        4,136,008
                                                -------------
GOVERNMENT AGENCY
   OBLIGATION-3.6%
FNMA Global
   7.25%, 6/20/02 (a)....... NZ$       7,850        4,296,226
                                                -------------
GOVERNMENT
   OBLIGATION-6.7%
U.S. Treasury Bill
   Zero coupon, 6/24/99..... US$       8,250        8,038,033
                                                -------------

                                            Alliance Multi-Market Strategy Trust
================================================================================

                                    Principal
                                     Amount
                                      (000)      U.S. $ Value
--------------------------------------------------------------
TIME DEPOSITS-8.9%
Dresdner Bank
   5.56%, 11/02/98.......... US$       3,600    $   3,600,000
Rabo Bank
   5.69%, 11/02/98..........           3,500        3,500,000
Republic National Bank of
   New York
   5.50%, 11/02/98..........           3,500        3,500,000
                                                -------------
                                                   10,600,000
                                                -------------
Total United States
   Securities
   (cost $27,996,555).......                       27,070,267
                                                -------------
TOTAL INVESTMENTS-98.4%
   (cost $120,656,537) .....                    $ 117,356,133
Other assets less
   liabilities-1.6%.........                        1,946,714
                                                -------------
NET ASSETS-100%.............                    $ 119,302,847
                                                =============

--------------------------------------------------------------------------------
(a) Securities, or portion thereof, with an aggregate market value of $92,151,759 have been segregated to collateralize forward exchange currency contracts.

(b)   Annualized yield to maturity at purchase date.

      Glossary:

      FNMA - Federal National Mortgage Association

      See notes to financial statements.

STATEMENT OF ASSETS AND LIABILITIES
October 31, 1998                            Alliance Multi-Market Strategy Trust
================================================================================

ASSETS
   Investments in securities, at value (cost $120,656,537)................................   $ 117,356,133
   Cash  .................................................................................          76,678
   Interest receivable....................................................................       2,452,092
   Unrealized appreciation of forward exchange currency contracts.........................         363,999
   Receivable for capital stock sold......................................................         162,929
                                                                                             -------------
   Total assets...........................................................................     120,411,831
                                                                                             -------------
LIABILITIES
   Dividend payable.......................................................................         333,160
   Payable for capital stock redeemed.....................................................         275,026
   Advisory fee payable...................................................................          60,443
   Distribution fee payable...............................................................          41,606
   Accrued expenses and other liabilities.................................................         398,749
                                                                                             -------------
   Total liabilities......................................................................       1,108,984
                                                                                             -------------
NET ASSETS................................................................................   $ 119,302,847
                                                                                             =============
COMPOSITION OF NET ASSETS
   Capital stock, at par..................................................................   $      17,966
   Additional paid-in capital.............................................................     148,892,245
   Distributions in excess of net investment income.......................................      (3,327,129)
   Accumulated net realized loss on investments and foreign currency transactions.........     (23,443,984)
   Net unrealized depreciation of investments and foreign currency denominated assets
      and liabilities.....................................................................      (2,836,251)
                                                                                             -------------
                                                                                             $ 119,302,847
                                                                                             =============
CALCULATION OF MAXIMUM OFFERING PRICE
   Class A Shares
   Net asset value and redemption price per share ($95,568,374 / 14,398,527 shares of
      capital stock issued and outstanding)...............................................           $6.64
   Sales Charge--4.25% of public offering price...........................................             .29
                                                                                                     -----
   Maximum offering price.................................................................           $6.93
                                                                                                     =====
   Class B Shares
   Net asset value and offering price per share ($7,216,950 / 1,084,367 shares of
      capital stock issued and outstanding)...............................................           $6.66
                                                                                                     =====
   Class C Shares
   Net asset value and offering price per share ($16,517,523 / 2,483,284 shares of
      capital stock issued and outstanding)...............................................           $6.65
                                                                                                     =====

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF OPERATIONS
Year Ended October 31, 1998                 Alliance Multi-Market Strategy Trust
================================================================================

INVESTMENT INCOME
   Interest....................................................                      $  9,272,305
EXPENSES
   Advisory fee................................................      $   681,090
   Distribution fee - Class A..................................          297,398
   Distribution fee - Class B..................................          128,290
   Distribution fee - Class C..................................           15,774
   Transfer agency.............................................          359,292
   Custodian...................................................          218,126
   Administrative..............................................          128,543
   Audit and legal.............................................          108,519
   Printing....................................................           52,587
   Registration................................................           40,880
   Directors' fees.............................................           32,039
   Miscellaneous...............................................           13,882
                                                                     -----------
   Total expenses..............................................        2,076,420
   Less: expense offset arrangement (see Note B)...............          (14,591)
                                                                     -----------
   Net expenses................................................                         2,061,829
                                                                                     ------------
   Net investment income.......................................                         7,210,476
                                                                                     ------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
AND FOREIGN CURRENCY TRANSACTIONS
   Net realized gain on investment transactions................                           204,548
   Net realized loss on foreign currency transactions..........                        (2,348,178)
   Net change in unrealized depreciation of:
      Investments..............................................                         1,054,695
      Foreign currency denominated assets and liabilities......                         1,228,633
                                                                                     ------------
   Net gain on investments and foreign currency transactions...                           139,698
                                                                                     ------------
NET INCREASE IN NET ASSETS FROM OPERATIONS.....................                      $  7,350,174
                                                                                     ============

--------------------------------------------------------------------------------
See notes to financial statements.

STATEMENT OF CHANGES IN NET ASSETS          Alliance Multi-Market Strategy Trust
================================================================================

                                                                                   Year Ended        Year Ended
                                                                                   October 31,       October 31,
                                                                                      1998              1997
                                                                                 -------------     -------------
INCREASE (DECREASE) IN NET ASSETS FROM OPERATIONS
   Net investment income.......................................................  $   7,210,476     $   8,855,944
   Net realized gain (loss) on investments and foreign currency transactions...     (2,143,630)        8,391,096
   Net change in unrealized depreciation of investments and foreign
      currency denominated assets and liabilities..............................      2,283,328        (6,614,322)
                                                                                 -------------     -------------
   Net increase in net assets from operations..................................      7,350,174        10,632,718
DIVIDENDS TO SHAREHOLDERS FROM:
   Net investment income
      Class A..................................................................     (6,215,407)       (4,899,179)
      Class B..................................................................       (912,135)       (3,883,236)
      Class C..................................................................        (82,934)          (73,529)
   Distributions in excess of net investment income
      Class A..................................................................     (6,230,346)       (2,095,730)
      Class B..................................................................       (914,327)       (1,692,062)
      Class C..................................................................        (83,132)          (32,833)
   Tax return of capital
      Class A..................................................................       (942,328)               -0-
      Class B..................................................................       (138,290)               -0-
      Class C..................................................................        (12,574)               -0-
CAPITAL STOCK TRANSACTIONS
   Net increase (decrease).....................................................        199,282       (28,950,404)
                                                                                 -------------     -------------
   Total decrease..............................................................     (7,982,017)      (30,994,255)
NET ASSETS
   Beginning of year...........................................................    127,284,864       158,279,119
                                                                                 -------------     -------------
   End of year (including undistributed net investment income of
      $6,044,326 at October 31, 1997)..........................................  $ 119,302,847     $ 127,284,864
                                                                                 =============     =============

--------------------------------------------------------------------------------
See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS
October 31, 1998                            Alliance Multi-Market Strategy Trust
================================================================================

NOTE A: Significant Accounting Policies

Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), was incorporated in the State of Maryland as a non-diversified, open-end management investment company. The Fund offers Class A, Class B and Class C shares. Class A shares are sold with a front-end sales charge of up to 4.25% for purchases not exceeding $1,000,000. With respect to purchases of $1,000,000 or more, Class A shares redeemed within one year of purchase will be subject to a contingent deferred sales charge of 1%. Class B shares are sold with a contingent deferred sales charge which declines from 3.0% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares six years after the end of the calendar month of purchase. Class C shares are subject to a contingent deferred sales charge of 1.0% on redemptions made within the first year after purchase. All three classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that each class bears different distribution expenses and has exclusive voting rights with respect to its distribution plan. The financial statements have been prepared in conformity with generally accepted accounting principles which require management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and amounts of income and expenses during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund.

1. Security Valuation

Portfolio securities traded on a national securities exchange or on a foreign securities exchange (other than foreign securities exchanges whose operations are similar to those of the United States over-the-counter market) are generally valued at the last reported sale price or, if there was no sale on such day, the last bid price quoted on such day. If no bid prices are quoted, then the security is valued at the mean of the bid and asked prices as obtained on that day from one or more dealers regularly making a market in that security. Securities traded on the over-the-counter market, securities listed on a foreign securities exchange whose operations are similar to the United States over-the-counter market and securities listed on a national securities exchange whose primary market is believed to be over-the-counter are valued at the mean of the closing bid and asked prices provided by two or more dealers regularly making a market in such securities. U.S. government securities and other debt securities which mature in 60 days or less are valued at amortized cost unless this method does not represent fair value. Securities for which market quotations are not readily available are valued at fair value as determined in good faith by, or in accordance with procedures approved by, the Board of Directors. Fixed income securities may be valued on the basis of prices provided by a pricing service when such prices are believed to reflect the fair market value of such securities.

2. Currency Translation

Assets and liabilities denominated in foreign currencies and commitments under forward exchange currency contracts are translated into U.S. dollars at the mean of the quoted bid and asked price of such currencies against the U.S. dollar. Purchases and sales of portfolio securities are translated at the rates of exchange prevailing when such securities were acquired or sold. Income and expenses are translated at rates of exchange prevailing when accrued.

Net realized gains or losses on foreign currency transactions represent foreign exchange gains and losses from sales and maturities of securities and forward exchange currency contracts, holdings of foreign currencies, exchange gains and losses realized between the trade and settlement dates on investment transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) of foreign currency denominated assets and liabilities represents net currency gains and losses from valuing foreign currency denominated assets and liabilities at period end exchange rates.

3. Taxes

It is the Fund's policy to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its investment company taxable income and net realized gains, if any, to shareholders. Therefore, no provisions for federal income or excise taxes are required.

NOTES TO FINANCIAL STATEMENTS (cont.)       Alliance Multi-Market Strategy Trust
================================================================================

4. Investment Income and Investment Transactions

Interest income is accrued daily. Investment transactions are accounted for on the date the securities are purchased or sold. Investment gains and losses are determined on the identified cost basis. The Fund accretes discounts as an adjustment to interest income.

5. Income and Expenses

All income earned and expenses incurred by the Fund are borne on a pro-rata basis by each settled class of shares, based on the proportionate interest in the Fund represented by the shares of such class, except that the Fund's Class B and Class C shares bear higher distribution and transfer agent fees than Class A shares.

6. Dividends and Distributions

Dividends and distributions to shareholders are recorded on the ex-dividend date.

Income and capital gains distributions are determined in accordance with federal tax regulations and may differ from those determined in accordance with generally accepted accounting principles. To the extent these differences are permanent, such amounts are reclassified within the capital accounts based on their federal tax basis treatment; temporary differences do not require such reclassification. During the current fiscal year, permanent differences primarily due to foreign currency losses and a tax return of capital, resulted in a net increase in distributions in excess of net investment income and a corresponding decrease in additional paid-in capital and in accumulated net realized loss on investments and in foreign currency transactions. This reclassification had no effect on net assets.

--------------------------------------------------------------------------------

NOTE B: Advisory Fee and Other Transactions with Affiliates

Under the terms of an investment advisory agreement, the Fund pays Alliance Capital Management L.P. (the "Adviser") an advisory fee at an annual rate of .60 of 1% of the average daily net assets of the Fund. Such fee is accrued daily and paid monthly.

Pursuant to the advisory agreement, the Fund paid $128,543 to the Adviser representing the cost of certain legal and accounting services provided to the Fund by the Adviser for the year ended October 31, 1998.

The Fund compensates Alliance Fund Services, Inc. (a wholly-owned subsidiary of the Adviser) under a Transfer Agency Agreement for providing personnel and facilities to perform transfer agency services for the Fund. Such compensation amounted to $194,021 for the year ended October 31, 1998.

In addition, for the year ended October 31, 1998, the Fund's expenses were reduced by $14,591 under an expense offset arrangement with Alliance Fund Services. Transfer Agency fees reported in this statement of operations exclude these credits.

Alliance Fund Distributors, Inc. (a wholly-owned subsidiary of the Adviser) serves as the Distributor of the Fund's shares. The Distributor received front-end sales charges of $2,987 from the sale of Class A shares and $12,234, and $1,638 in contingent deferred sales charges imposed upon redemptions by shareholders of Class B and Class C shares, respectively, for the year ended October 31, 1998.

--------------------------------------------------------------------------------

NOTE C: Distribution Services Agreement

The Fund has adopted a Distribution Services Agreement (the "Agreement") pursuant to Rule 12b-1 under the Investment Company Act of 1940. Under the Agreement, the Fund pays a distribution fee to the Distributor at an annual rate of up to .30 of 1% of the average daily net assets attributable to the Class A shares and 1% of the average daily net assets attributable to both Class B and Class C shares. The fees are accrued daily and paid monthly. The Agreement provides that the Distributor will use such payments in their entirety for distribution assistance and promotional activities. The Distributor has incurred expenses in excess of the distribution costs reimbursed by the Fund in the amount of $9,716,694 and $619,498 for Class B and C shares, respectively. Such costs may be recovered from the Fund in future periods so long as the agreement is in effect. In accordance with the Agreement, there is no provision for recovery of

                                            Alliance Multi-Market Strategy Trust
================================================================================

unreimbursed distribution costs, incurred by the Distributor, beyond the current fiscal year for Class A shares. The Agreement also provides that the Adviser may use its own resources to finance the distribution of the Fund's shares.

--------------------------------------------------------------------------------

NOTE D: Investment Transactions

Purchases and sales of investment securities (excluding short-term investments and U.S. government obligations) aggregated $15,943,351 and $29,110,616, respectively for the year ended October 31, 1998. There were purchases of $5,689,922 and sales of $5,876,406 of U.S. government and government agency obligations for the year ended October 31, 1998.

At October 31, 1998, the cost of investments for federal income tax purposes was substantially the same as the cost for financial reporting purposes. Accordingly, gross unrealized appreciation of investments was $3,295,313 and gross unrealized depreciation of investments was $6,595,717 resulting in net unrealized depreciation of $3,300,404 (excluding foreign currency transactions).

At October 31, 1998, the Fund had a capital loss carryforward of $27,690,413 of which $1,283,783 expires in the year 2000, $4,570,679 expires in the year 2001, $11,533,613 expires in the year 2002, $10,215,734 expires in the year 2003, $80,140 expires in the year 2004, and $6,464 expires in the year 2005.

1. Forward Exchange Currency Contracts

The Fund enters into forward exchange currency contracts to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings, to hedge certain firm purchase and sales commitments denominated in foreign currencies, and for investment purposes. A forward exchange currency contract is a commitment to purchase or sell a foreign currency on a future date at a negotiated forward rate. The gain or loss arising from the difference between the original contracts and the closing of such contracts is included in realized gains or losses from foreign currency transactions.

Fluctuations in the value of forward exchange currency contracts, are recorded for financial reporting purposes as unrealized gains or losses by the Fund.

The Fund's custodian will place and maintain cash not available for investment or other liquid assets in a separate account of the Fund having a value equal to the aggregate amount of the Fund's commitments under forward exchange currency contracts entered into with respect to position hedges.

Risks may arise from the potential inability of the counterparty to meet the terms of a contract and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The face or contract amount, in U.S. dollars, as reflected in the following table, reflects the total exposure of the Fund in that particular currency contract.

At October 31, 1998, the Fund had outstanding forward exchange currency contracts, as follows:

                                                                 U.S. $
                                             Contract           Value on            U.S. $           Unrealized
                                              Amount           Origination          Current         Appreciation
                                               (000)              Date               Value         (Depreciation)
                                         -----------------   ----------------   ----------------   ----------------
Forward Exchange Currency
Buy Contracts
Deutsche Marks,
   settling 11/27/98-12/18/98...........         20,518      $   12,474,954     $   12,411,237       $   (63,717)
Japanese Yen,
   settling 11/19/98....................        408,800           3,470,289          3,515,795            45,506
Forward Exchange Currency
Sale Contracts
Australian Dollars,
   settling 1/13/99.....................         17,127          10,579,860         10,720,921          (141,061)

NOTES TO FINANCIAL STATEMENTS (cont.)       Alliance Multi-Market Strategy Trust
================================================================================

                                                                         U.S. $
                                                  Contract              Value on               U.S. $              Unrealized
                                                   Amount              Origination             Current            Appreciation
                                                    (000)                 Date                  Value            (Depreciation)
                                            -------------------   -------------------    -------------------   -------------------
Canadian Dollars,
   settling 11/23/98....................               8,313         $    5,376,519        $    5,387,191          $   (10,672)
Danish Krona,
   settling 11/30/98....................              55,000              8,745,707             8,738,623                7,084
Deutsche Marks,
   settling 12/18/98....................              83,630             51,149,837            50,602,954              546,883
French Francs,
   settling 12/18/98....................              26,444              4,889,282             4,769,786              119,496
Italian Lira,
   settling 11/25/98....................          12,660,183              7,781,305             7,727,119               54,186
Japanese Yen,
   settling 11/19/98....................             408,800              3,514,745             3,515,795               (1,050)
New Zealand Dollars,
   settling 11/17/98....................               7,880              4,065,028             4,174,460             (109,432)
Swedish Krona,
   settling 11/19/98....................              30,671              3,848,282             3,931,506              (83,224)
                                                                                                                   -----------
                                                                                                                   $   363,999
                                                                                                                   ===========

2. Option Transactions

For hedging and investment purposes, the Fund purchases and writes (sells) put and call options on U.S. and foreign government securities and foreign currencies that are traded on U.S. and foreign securities exchanges and over-the-counter markets.

The risk associated with purchasing an option is that the Fund pays a premium whether or not the option is exercised. Additionally, the Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract. Put and call options purchased are accounted for in the same manner as portfolio securities. The cost of securities acquired through the exercise of call options is increased by premiums paid. The proceeds from securities sold through the exercise of put options are decreased by the premiums paid.

When the Fund writes an option, the premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the option written. Premiums received from written options which expire unexercised are recorded by the Fund on the expiration date as realized gains from options written. The difference between the premium and the amount paid on effecting a closing purchase transaction, including brokerage commissions, is also treated as a realized gain, or if the premium is less than the amount paid for the closing purchase transaction, as a realized loss. If a call option is exercised, the premium is added to the proceeds from the sale of the underlying security or currency in determining whether the Fund has realized a gain or loss. If a put option is exercised, the premium reduces the cost basis of the security or currency purchased by the Fund.

In writing an option, the Fund bears the market risk of an unfavorable change in the price of the security or currency underlying the written option. Exercise of an option written by the Fund could result in the Fund selling or buying a security or currency at a price different from the current market value. There were no transactions in written options for the year ended October 31, 1998.

3. Interest Rate Swap Agreements

The Fund enters into currency and interest rate swaps to protect itself from foreign currency and interest rate fluctuations on the underlying debt instruments. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset. The pay-ment flows are usually netted against each other, with the difference being paid by one party to the other.

                                            Alliance Multi-Market Strategy Trust
================================================================================

Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the foreign securities or currencies.

The Fund records a net receivable or payable on a daily basis for the net interest income or expense expected to be received or paid in the interest period. Net interest received or paid on these contracts is recorded as interest income (or as an offset to interest income). Fluctuations in the value of investments are recorded for financial statement purposes as unrealized appreciation or depreciation of investments. Realized gains and losses from terminated swaps are included in net realized gains on investment transactions. There were no outstanding currency or interest rate swap contracts at October 31, 1998.

--------------------------------------------------------------------------------

NOTE E: Capital Stock

There are 9,000,000,000 shares of $0.001 par value capital stock authorized, divided into three classes, designated Class A, Class B and Class C shares. Each class consists of 3,000,000,000 authorized shares. Transactions in capital stock were as follows:

                                            -----------------------------------------    -----------------------------------------
                                                              SHARES                                      AMOUNT
                                            -----------------------------------------    -----------------------------------------
                                                 Year Ended            Year Ended            Year Ended             Year Ended
                                                 October 31,           October 31,           October 31,            October 31,
                                                    1998                  1997                   1998                  1997
                                            -------------------   -------------------    -------------------   -------------------
Class A
Shares sold.............................               530,311               516,722      $       3,571,273     $       3,728,611
Shares issued in reinvestment of
   dividends............................               449,493               211,609              3,054,490             1,529,106
Shares converted from Class B...........             3,186,541             5,542,644             21,941,497            39,662,519
Shares redeemed.........................            (3,289,006)           (2,268,565)           (22,364,893)          (16,382,016)
                                             -----------------     -----------------      -----------------     -----------------
Net increase............................               877,339             4,002,410      $       6,202,367     $      28,538,220
                                             =================     =================      =================     =================
Class B
Shares sold.............................               626,552               509,209      $       4,228,522     $       3,686,703
Shares issued in reinvestment of
   dividends............................                97,710               176,547                668,814             1,277,395
Shares converted to Class A.............            (3,186,541)           (5,542,644)           (21,941,497)          (39,662,519)
Shares redeemed.........................              (665,735)           (3,169,143)            (4,572,168)          (22,944,703)
                                             -----------------     -----------------      -----------------     -----------------
Net decrease............................            (3,128,014)           (8,026,031)     $     (21,616,329)    $     (57,643,124)
                                             =================     =================      =================     =================
Class C
Shares sold.............................               214,001               114,774      $       1,435,335     $         838,047
Shares issued in reinvestment of
   dividends............................                 9,006                 7,279                 61,303                52,557
Shares issued in connection with
   the acquisition of World Income
   Trust................................             2,285,690                    -0-            15,429,617                    -0-
Shares redeemed.........................              (194,644)             (101,777)            (1,313,011)             (736,104)
                                             -----------------     -----------------      -----------------     -----------------
Net increase............................             2,314,053                20,276      $      15,613,244     $         154,500
                                             =================     =================      =================     =================

NOTES TO FINANCIAL STATEMENTS (cont.)       Alliance Multi-Market Strategy Trust
================================================================================

NOTE F: Bank Borrowing

A number of open-end mutual funds managed by the Adviser, including the Fund, participate in a $750 million revolving credit facility (the "Facility") to provide short-term financing if necessary, subject to certain restrictions in connection with abnormal redemption activity. Commitment fees related to the Facility are paid by the participating funds and are included in the miscellaneous expense in the statement of operations. The Fund did not utilize the Facility during the year ended October 31, 1998.

--------------------------------------------------------------------------------

NOTE G: Acquisition of World Income Trust

On October 16, 1998 the Fund acquired all of the assets of World Income Trust pursuant to the plan of reorganization approved by World Income Trust shareholders on October 12, 1998. The acquisition was accomplished by a tax-free exchange of 2,285,690 shares of the fund for 9,587,483 shares of World Income Trust on October 16, 1998. The aggregate net assets of the Fund and World Income Trust immediately before the acquisition were $103,915,311 and $15,130,026. Immediately after the acquisition the combined net assets of the Fund amounted to $119,045,337.

--------------------------------------------------------------------------------

NOTE H: Subsequent Event

On November 13, 1998 the Fund acquired all of the assets of Alliance Short-Term Multi-Market Trust pursuant to the plan of reorganization approved by Short-Term Multi-Market Trust shareholders on November 9, 1998. The acquisition was accomplished by a tax-free exchange of 62,472,861 shares of the Fund for 55,807,704 shares of Short-Term Multi Market Trust on November 13, 1998. The aggregate net assets of the Fund and Short-Term Multi-Market Trust immediately before the acquisition were $118,348,530 and $413,049,483. Immediately after the acquisition the combined net assets of the Fund amounted to $531,398,013.

FINANCIAL HIGHLIGHTS                        Alliance Multi-Market Strategy Trust
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                         ---------------------------------------------------------------------
                                                                                          CLASS A
                                                         ---------------------------------------------------------------------
                                                                                 Year Ended October 31,
                                                         ---------------------------------------------------------------------
                                                            1998           1997           1996           1995           1994
                                                         ----------     ----------     ----------     ----------     ---------
Net asset value, beginning of year ...................   $  7.11        $  7.23        $  6.83        $  8.04        $  8.94
                                                         -------        -------        -------        -------        -------
Income From Investment Operations
Net investment income ................................       .44(a)         .47(a)         .59(a)         .77(a)         .85
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .................       .02            .08            .48          (1.31)         (1.08)
                                                         -------        -------        -------        -------        -------
Net increase (decrease) in net asset value from
   operations ........................................       .46            .55           1.07           (.54)          (.23)
                                                         -------        -------        -------        -------        -------
Less: Dividends and Distributions
Dividends from net investment income .................      (.44)          (.47)          (.67)            -0-          (.09)
Distributions in excess of net investment income .....      (.42)          (.20)            -0-            -0-            -0-
Tax return of capital ................................      (.07)            -0-            -0-          (.67)          (.58)
                                                         -------        -------        -------        -------        -------
Total dividends and distributions ....................      (.93)          (.67)          (.67)          (.67)          (.67)
                                                         -------        -------        -------        -------        -------
Net asset value, end of year .........................   $  6.64        $  7.11        $  7.23        $  6.83        $  8.04
                                                         =======        =======        =======        =======        =======
Total Return
Total investment return based on net asset value (b) .      6.90%          7.82%         16.37%         (6.47)%        (2.64)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $95,568        $96,133        $68,776        $76,837        $52,385
Ratio to average net assets of:
   Expenses ..........................................      1.74%(c)       1.58%(c)       1.64%          1.60%          1.41%
   Expenses, excluding interest expense ..............      1.74%          1.58%          1.60%(d)       1.55%(d)       1.30%(d)
   Net investment income .............................      6.46%          6.50%          8.40%          8.56%          7.17%
Portfolio turnover rate ..............................        24%           173%           215%           400%           605%

--------------------------------------------------------------------------------
See footnote summary on page 19.

FINANCIAL HIGHLIGHTS (continued)            Alliance Multi-Market Strategy Trust
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                         -----------------------------------------------------------------------
                                                                                          CLASS B
                                                         -----------------------------------------------------------------------
                                                                                  Year Ended October 31,
                                                         -----------------------------------------------------------------------
                                                             1998         1997           1996           1995            1994
                                                         -----------   -----------    -----------    -----------     -----------
Net asset value, beginning of year ...................   $   7.11      $   7.23       $   6.83       $   8.04        $   8.94
                                                         --------      --------       --------       --------        --------
Income From Investment Operations
Net investment income ................................        .36(a)        .42(a)         .53(a)         .44(a)          .88
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .................        .05           .06            .47          (1.05)          (1.18)
                                                         --------      --------       --------       --------        --------
Net increase (decrease) in net asset value from
   operations ........................................        .41           .48           1.00           (.61)           (.30)
                                                         --------      --------       --------       --------        --------
Less: Dividends and Distributions
Dividends from net investment income .................       (.36)         (.42)          (.60)            -0-           (.08)
Distributions in excess of net investment income .....       (.43)         (.18)            -0-            -0-             -0-
Tax return of capital ................................       (.07)           -0-            -0-          (.60)           (.52)
                                                         --------      --------       --------       --------        --------
Total dividends and distributions ....................       (.86)         (.60)          (.60)          (.60)           (.60)
                                                         --------      --------       --------       --------        --------
Net asset value, end of year .........................   $   6.66      $   7.11       $   7.23       $   6.83        $   8.04
                                                         ========      ========       ========       ========        ========
Total Return
Total investment return based on net asset value (b) .       6.24%         6.90%         15.35%         (7.31)%         (3.35)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $  7,217      $ 29,949       $ 88,427       $116,551        $233,896
Ratio to average net assets of:
   Expenses ..........................................       2.41%(c)      2.29%(c)       2.35%          2.29%           2.11%
   Expenses, excluding interest expense ..............       2.41%         2.29%          2.31%(d)       2.22%(d)        2.01%(d)
   Net investment income .............................       5.64%         5.79%          7.69%          7.53%           6.44%
Portfolio turnover rate ..............................         24%          173%           215%           400%            605%

--------------------------------------------------------------------------------
See footnote summary on page 19.

                                            Alliance Multi-Market Strategy Trust
================================================================================

Selected Data For A Share Of Capital Stock Outstanding Throughout Each Year

                                                         -----------------------------------------------------------------
                                                                                          CLASS C
                                                         -----------------------------------------------------------------
                                                                                  Year Ended October 31,
                                                         -----------------------------------------------------------------
                                                            1998           1997          1996          1995        1994
                                                         ----------     ----------    ----------    ----------  ----------
Net asset value, beginning of year ...................   $  7.11        $  7.23       $  6.83       $  8.04     $  8.94
                                                         -------        -------       -------       -------     -------
Income From Investment Operations
Net investment income ................................       .25(a)         .42(a)        .54(a)        .44(a)      .46
Net realized and unrealized gain (loss) on investments
   and foreign currency transactions .................       .16            .07           .47         (1.04)       (.75)
                                                         -------        -------       -------       -------     -------
Net increase (decrease) in net asset value from
   operations ........................................       .41            .49          1.01          (.60)       (.29)
                                                         -------        -------       -------       -------     -------
Less: Dividends and Distributions
Dividends from net investment income .................      (.41)          (.42)         (.61)           -0-       (.09)
Distributions in excess of net investment income .....      (.42)          (.19)           -0-           -0-         -0-
Tax return of capital ................................      (.04)            -0-           -0-         (.61)       (.52)
                                                         -------        -------       -------       -------     -------
Total dividends and distributions ....................      (.87)          (.61)         (.61)         (.61)       (.61)
                                                         -------        -------       -------       -------     -------
Net asset value, end of year .........................   $  6.65        $  7.11       $  7.23       $  6.83     $  8.04
                                                         =======        =======       =======       =======     =======
Total Return
Total investment return based on net asset value (b) .      6.10%          6.92%        15.36%        (7.29)%     (3.34)%
Ratios/Supplemental Data
Net assets, end of year (000's omitted) ..............   $16,518        $ 1,203       $ 1,076       $   786     $ 1,252
Ratio to average net assets of:
   Expenses ..........................................      2.61%(c)       2.28%(c)      2.34%         2.29%       2.08%
   Expenses, excluding interest expense ..............      2.61%          2.28%         2.30%(d)      2.24%(d)    1.99%(d)
   Net investment income .............................      5.28%          5.80%         7.62%         7.55%       6.10%
Portfolio turnover rate ..............................       240%           173%          215%          400%        605%

--------------------------------------------------------------------------------
(a)   Based on average shares outstanding.

(b) Total investment return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period, and redemption on the last day of the period. Initial sales charge or contingent deferred sales charge is not reflected in the calculation of the total investment return.

(c) Ratio reflects expense offset arrangement with the Transfer Agent. For the year ended October 31, 1998 and October 31, 1997, the net expense ratios were 1.73% and 1.57% for Class A, 2.40% and 2.28% for Class B and 2.60% and 2.27% for Class C shares, respectively.

(d)   Interest expense includes commitment fees paid.

REPORT OF ERNST & YOUNG LLP
INDEPENDENT AUDITORS                        Alliance Multi-Market Strategy Trust
================================================================================

To the Shareholders and Board of Directors
Alliance Multi-Market Strategy Trust, Inc.

We have audited the accompanying statement of assets and liabilities of Alliance Multi-Market Strategy Trust, Inc. (the "Fund"), including the portfolio of investments, as of October 31, 1998, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 1998, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Alliance Multi-Market Strategy Trust, Inc. at October 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the indicated periods, in conformity with generally accepted accounting principles.


                                             /s/ Ernst Young LLP

New York, New York
December 2, 1998

_____________________________________________________________

                           APPENDIX A

                DESCRIPTION OF OBLIGATIONS ISSUED
                OR GUARANTEED BY U.S. GOVERNMENT
                  AGENCIES OR INSTRUMENTALITIES
_____________________________________________________________

         FEDERAL FARM CREDIT SYSTEM NOTES AND BONDS--are bonds issued by a cooperatively owned nationwide system of banks and associations supervised by the Farm Credit Administration, an independent agency of the U.S. Government. These bonds are not guaranteed by the U.S. Government.

         FHA DEBENTURES--are debentures issued by the Federal
Housing Administration of the U.S. Government and are guaranteed by the U.S. Government.

         GNMA CERTIFICATES--are mortgage-backed securities which represent a partial ownership interest in a pool of mortgage loans issued by lenders such as mortgage bankers, commercial banks and savings and loan associations. Each mortgage loan included in the pool is either insured by the Federal Housing Administration or guaranteed by the Veterans Administration.

         FHLMC BONDS--are bonds issued and guaranteed by the Federal Home Loan Mortgage Corporation.

         FNMA BONDS--are bonds issued and guaranteed by the Federal National Mortgage Association.

         FEDERAL HOME LOAN BANK NOTES AND BONDS--are notes and bonds issued by the Federal Home Loan Bank System and are not guaranteed by the U.S. Government.

         STUDENT LOAN MARKETING ASSOCIATION ("SALLIE MAE") NOTES
AND BONDS--are notes and bonds issued by the Student Loan
Marketing Association.

         Although this list includes a description of the primary types of U.S. Government agency or instrumentality obligations in which the Fund intends to invest, the Fund may invest in obligations of U.S. Government agencies or instrumentalities other than those listed above.

_____________________________________________________________

                           APPENDIX B
                BOND AND COMMERCIAL PAPER RATINGS
_____________________________________________________________

STANDARD & POOR's BOND RATINGS

         A Standard & Poor's corporate debt rating is a current assessment of the creditworthiness of an obligor with respect to a specific obligation. Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong. Debt rated "AA" has a very strong capacity to pay interest and to repay principal and differs from the highest rated issues only in small degree. Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than a debt of a higher rated category.

         The ratings from "AA" and "A" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

MOODY'S BOND RATINGS

         Excerpts from Moody's description of its corporate bond ratings: Aaa - judged to be the best quality, carry the smallest degree of investment risk; Aa - judged to be of high quality by all standards; A - possess many favorable investment attributes and are to be considered as higher medium grade obligations; Baa
- considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured.

FITCH IBCA, INC. BOND RATINGS

         AAA. Securities of this rating are regarded as strictly high-grade, broadly marketable, suitable for investment by Directors and fiduciary institutions, and liable to but slight market fluctuation other than through changes in the money rate. The factor last named is of importance varying with the length of maturity. Such securities are mainly senior issues of strong companies, and are most numerous in the railway and public utility fields, though some industrial obligations have this rating. The prime feature of an AAA rating is showing of earnings several times or many times interest requirements with such stability of applicable earnings that safety is beyond reasonable question whatever changes occur in conditions. Other features may enter in, such as a wide margin of protection through collateral security or direct lien on specific property as in the case of high class equipment certificates or bonds that are first mortgages on valuable real estate. Sinking funds or voluntary reduction of the debt by call or purchase are often factors, while guarantee or assumption by parties other than the original debtor may also influence the rating.

         AA. Securities in this group are of safety virtually beyond question, and as a class are readily salable while many are highly active. Their merits are not greatly unlike those of the AAA class, but a security so rated may be of junior through strong lien--in many cases directly following an AAA security--or the margin of safety is less strikingly broad. The issue may be the obligation of a small company, strongly secured but influenced as to ratings by the lesser financial power of the enterprise and more local type of market.

         A. Securities are strong investments and in many cases of highly active market, but are not so heavily protected as the two upper classes or possibly are of similar security but less quickly salable. As a class they are more sensitive in standing and market to material changes in current earnings of the company. With favoring conditions such securities are likely to work into a high rating, but in occasional instances changes cause the rating to be lowered.

STANDARD & POOR's COMMERCIAL PAPER RATINGS

         A is the highest commercial paper rating category utilized by S&P, which uses the numbers 1+, 1, 2, and 3 to denote relative strengths within its A classification. Commercial paper issues rated A by S&P have the following characteristics:
Liquidity ratios are better than industry average. Long-term debt rating is A or better. The issuer has access to at least two additional channels of borrowing. Basic earnings and cash flow are in an upward trend. Typically, the issuer is a strong company in a well-established industry and has superior management.

MOODY'S COMMERCIAL PAPER RATINGS

         Issuers rated Prime-1 (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment capacity will normally be evidenced by the following characteristics: Leading market positions in well established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well established access to a range of financial markets and assured sources of alternate liquidity.

         Issuers rated Prime-2 (or related supporting institutions) have a strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

         Issuers rated Prime-3 (or related supporting institutions) have an acceptable capacity for repayment of short-term promissory obligations. The effect of industry characteristics and market composition may be more pronounced. Variability in earnings and profitability may result in changes in the level of debt protection measurements and the requirement for relatively high financial leverage. Adequate alternate liquidity is maintained.

FITCH-1, FITCH-2, DUFF 1 AND
DUFF 2 COMMERCIAL PAPER RATINGS

         Commercial paper rated "Fitch-1" is considered to be the highest grade paper and is regarded as having the strongest degree of assurance for timely payments. "Fitch-2" is considered very good grade paper and reflects an assurance of timely payment only slightly less in degree than the strongest issue.

         Commercial paper issues rated "Duff 1" by Duff & Phelps, Inc. have the following characteristics: very high certainty of timely payment, excellent liquidity factors supported by strong fundamental protection factors, and risk factors which are very small. Issues rated "Duff 2" have a good certainty of timely payment, sound liquidity factors and company fundamentals, small risk factors, and good access to capital markets.

_____________________________________________________________

                           APPENDIX C

                FUTURES CONTRACTS AND OPTIONS ON
            FUTURES CONTRACTS AND FOREIGN CURRENCIES
_____________________________________________________________

FUTURES CONTRACTS

         The Fund may enter into contracts for the purchase or sale for future delivery of fixed-income securities or foreign currencies, or contracts based on financial indices including any index of U.S. Government Securities, Foreign Government Securities or corporate debt securities. U.S. futures contracts have been designed by exchanges which have been designated "contracts markets" by the Commodity Futures Trading Commission ("CFTC"), and must be executed through a futures commission merchant, or brokerage firm, which is a member of the relevant contract market. Futures contracts trade on a number of exchange markets, and, through their clearing corporations, the exchanges guarantee performance of the contracts as between the clearing members of the exchange. The Fund will enter into futures contracts which are based on debt securities that are backed by the full faith and credit of the U.S. Government, such as long-term U.S. Treasury Bonds, Treasury Notes, Government National U.S. Treasury Bonds, Government National Mortgage Association modified pass-through mortgage-backed securities and three-month U.S. Treasury Bills. The Fund may also enter into futures contracts which are based on bonds issued by entities other than the U.S. government.

         At the same time a futures contract is purchased or sold, the Fund must allocate cash or securities as a deposit payment ("initial deposit"). It is expected that the initial deposit would be approximately 1 1/2%-5% of a contract's face value. Daily thereafter, the futures contract is valued and the payment of "variation margin" may be required, since each day the Fund would provide or receive cash that reflects any decline or increase in the contract's value.

         At the time of delivery of securities pursuant to such a contract, adjustments are made to recognize differences in value arising from the delivery of securities with a different interest rate from that specified in the contract. In some (but not many) cases, securities called for by a futures contract may not have been issued when the contract was written.

         Although futures contracts by their terms call for the actual delivery or acquisition of securities, in most cases the contractual obligation is fulfilled before the date of the contract without having to make or take delivery of the securities. The offsetting of a contractual obligation is accomplished by buying (or selling, as the case may be) on a commodities exchange an identical futures contract calling for delivery in the same month. Such a transaction, which is effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. Since all transactions in the futures market are made, offset or fulfilled through a clearinghouse associated with the exchange on which the contracts are traded, the Fund will incur brokerage fees when it purchases or sells futures contracts.

         The purpose of the acquisition or sale of a futures contract, in the case of a portfolio, such as the portfolio of the Fund, which holds or intends to acquire fixed-income securities, is to attempt to protect the Fund from fluctuations in interest or foreign exchange rates without actually buying or selling fixed-income securities or foreign currency. For example, if interest rates were expected to increase, the Fund might enter into futures contracts for the sale of debt securities. Such a sale would have much the same effect as selling an equivalent value of the debt securities owned by the Fund. If interest rates did increase, the value of the debt securities in the portfolio would decline, but the value of the futures contracts to the Fund would increase at approximately the same rate, thereby keeping the net asset value of the Fund from declining as much as it otherwise would have. The Fund could accomplish similar results by selling debt securities and investing in bonds with short maturities when interest rates are expected to increase. However, since the futures market is more liquid than the cash market, the use of futures contracts as an investment technique allows the Fund to maintain a defensive position without having to sell its portfolio securities.

         Similarly, when it is expected that interest rates may decline, futures contracts may be purchased to attempt to hedge against anticipated purchases of debt securities at higher prices. Since the fluctuations in the value of futures contracts should be similar to those of debt securities, the Fund could take advantage of the anticipated rise in the value of debt securities without actually buying them until the market had stabilized. At that time, the futures contracts could be liquidated and the Fund could then buy debt securities on the cash market. To the extent the Fund enters into futures contracts for this purpose, the assets in the segregated asset account maintained to cover the Fund's obligations with respect to such futures contracts will consist of cash, cash equivalents or high quality liquid debt securities from its portfolio in an amount equal to the difference between the fluctuating market value of such futures contracts and the aggregate value of the initial and variation margin payments made by the Fund with respect to such futures contracts.

         The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial deposit and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close futures contracts through offsetting transactions which could distort the normal relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced, thus producing distortion. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of distortion, a correct forecast of general interest rate trends by the Adviser may still not result in a successful transaction.

         In addition, futures contracts entail risks. Although the Fund believes that use of such contracts will benefit the Fund, if the Adviser's investment judgment about the general direction of interest rates is incorrect, the Fund's overall performance would be poorer than if it had not entered into any such contract. For example, if the Fund has hedged against the possibility of an increase in interest rates which would adversely affect the price of debt securities held in its portfolio and interest rates decrease instead, the Fund will lose part or all of the benefit of the increased value of its debt securities which it has hedged because it will have offsetting losses in its futures positions. In addition, in such situations, if the Fund has insufficient cash, it may have to sell debt securities from its portfolio to meet daily variation margin requirements. Such sales of bonds may be, but will not necessarily be, at increased prices which reflect the rising market. The Fund may have to sell securities at a time when it may be disadvantageous to do so.

OPTIONS ON FUTURES CONTRACTS

         The Fund intends to purchase and write options on futures contracts for hedging purposes. The purchase of a call option on a futures contract is similar in some respects to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the price of the futures contract upon which it is based or the price of the underlying debt securities, it may or may not be less risky than ownership of the futures contract or underlying debt securities. As with the purchase of futures contracts, when the Fund is not fully invested it may purchase a call option on a futures contract to hedge against a market advance due to declining interest rates.

         The writing of a call option on a futures contract constitutes a partial hedge against declining prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is below the exercise price, the Fund will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Fund's portfolio holdings. The writing of a put option on a futures contract constitutes a partial hedge against increasing prices of the security or foreign currency which is deliverable upon exercise of the futures contract. If the futures price at expiration of the option is higher than the exercise price, the Fund will retain the full amount of the option premium which provides as partial hedge against any increase in the price of securities which the Fund intends to purchase. If a put or call option the Fund has written is exercised, the Fund will incur a loss which will be reduced by the amount of the premium it receives. Depending on the degree of correlation between changes in the value of its portfolio securities and changes in the value of its futures positions, the Fund's losses from existing options on futures may to some extent be reduced or increased by changes in the value of portfolio securities.

         The purchase of a put option on a futures contract is similar in some respects to the purchase of protective put options on portfolio securities. For example, the Fund may purchase a put option on a futures contract to hedge the Fund's portfolio against the risk of rising interest rates.

         The amount of risk the Fund assumes when it purchases an option on a futures contract is the premium paid for the option plus related transaction costs. In addition to the correlation risks discussed above, the purchase of an option also entails the risk that changes in the value of the underlying futures contract will not be fully reflected in the value of the option purchased.

OPTIONS ON FOREIGN CURRENCIES

         The Fund may purchase and write options on foreign currencies for hedging purposes in a manner similar to that in which futures contracts on foreign currencies, or forward contracts, will be utilized. For example, a decline in the dollar value of a foreign currency in which portfolio securities are denominated will reduce the dollar value of such securities, even if their value in the foreign currency remains constant. In order to protect against such diminutions in the value of portfolio securities, the Fund may purchase put options on the foreign currency. If the value of the currency does decline, the Fund will have the right to sell such currency for a fixed amount in dollars and will thereby offset, in whole or in part, the adverse effect on its portfolio which otherwise would have resulted.

         Conversely, where a rise in the dollar value of a currency in which securities to be acquired are denominated is projected, thereby increasing the cost of such securities, the Fund may purchase call options thereon. The purchase of such options could offset, at least partially, the effects of the adverse movements in exchange rates. As in the case of other types of options, however, the benefit to the Fund deriving from purchases of foreign currency options will be reduced by the amount of the premium and related transaction costs. In addition, where currency exchange rates do not move in the direction or to the extent anticipated, the Fund could sustain losses on transactions in foreign currency options which would require it to forego a portion or all of the benefits of advantageous changes in such rates.

         The Fund may write options on foreign currencies for the same types of hedging purposes. For example, where the Fund anticipates a decline in the dollar value of foreign currency denominated securities due to adverse fluctuations in exchange rates it could, instead of purchasing a put option, write a call option on the relevant currency. If the expected decline occurs, the option will most likely not be exercised, and the diminution in value of portfolio securities will be offset by the amount of the premium received.

         Similarly, instead of purchasing a call option to hedge against an anticipated increase in the dollar cost of securities to be acquired, the Fund could write a put option on the relevant currency which, if rates move in the manner projected, will expire unexercised and allow the Fund to hedge such increased cost up to the amount of the premium. As in the case of other types of options, however, the writing of a foreign currency option will constitute only a partial hedge up to the amount of the premium, and only if rates move in the expected direction. If this does not occur, the option may be exercised and the Fund would be required to purchase or sell the underlying currency at a loss which may not be offset by the amount of the premium. Through the writing of options on foreign currencies, the Fund also may be required to forego all or a portion of the benefits which might otherwise have been obtained from favorable movements in exchange rates.

         The Fund intends to write covered call options on foreign currencies. A call option written on a foreign currency by the Fund is "covered" if the Fund owns the underlying foreign currency covered by the call or has an absolute and immediate right to acquire that foreign currency without additional cash consideration (or for additional cash consideration held in a segregated account by its Custodian) upon conversion or exchange of other foreign currency held in its portfolio. A call option is also covered if the Fund has a call on the same foreign currency and in the same principal amount as the call written where the exercise price of the call held (a) is equal to or less than the exercise price of the call written or (b) is greater than the exercise price of the call written if the difference is maintained by the Fund in cash, U.S. Government Securities or other high-grade liquid debt securities in a segregated account with its Custodian.

         The Fund also intends to write call options on foreign currencies that are not covered for cross-hedging purposes. A call option on a foreign currency is for cross-hedging purposes if it is not covered, but is designed to provide a hedge against a decline in the U.S. dollar value of a security which the Fund owns or has the right to acquire and which is denominated in the currency underlying the option due to an adverse change in the exchange rate. In such circumstances, the Fund collateralizes the option by maintaining in a segregated account with the Fund's Custodian, cash or U.S. Government Securities or other high grade liquid debt securities in an amount not less than the value of the underlying foreign currency in U.S. dollars marked to market daily.

ADDITIONAL RISKS OF OPTIONS ON FUTURES CONTRACTS,
FORWARD CONTRACTS AND OPTIONS ON FOREIGN CURRENCIES

         Unlike transactions entered into by the Fund in futures contracts, options on foreign currencies and forward contracts are not traded on contract markets regulated by the CFTC or (with the exception of certain foreign currency options) by the SEC. To the contrary, such instruments are traded through financial institutions acting as market-makers, although foreign currency options are also traded on certain national securities exchanges, such as the Philadelphia Stock Exchange and the Chicago Board Options Exchange, subject to SEC regulation. Similarly, options on currencies may be traded over-the-counter. In an over-the-counter trading environment, many of the protections afforded to exchange participants will not be available. For example, there are no daily price fluctuation limits, and adverse market movements could therefore continue to an unlimited extent over a period of time. Although the purchase of an option cannot lose more than the amount of the premium plus related transaction costs, this entire amount could be lost. Moreover, the option writer and a trader of forward contracts could lose amounts substantially in excess of their initial investments, due to the margin and collateral requirements associated with such positions.

         Options on foreign currencies traded on national securities exchanges are within the jurisdiction of the SEC, as are other securities traded on such exchanges. As a result, many of the protections provided to traders on organized exchanges will be available with respect to such transactions. In particular, all foreign currency option positions entered into on a national securities exchange are cleared and guaranteed by the Options Clearing Corporation ("OCC"), thereby reducing the risk of counterparty default. Further, a liquid secondary market in options traded on a national securities exchange may be more readily available than in the over-the-counter market, potentially permitting the Fund to liquidate open positions at a profit prior to exercise or expiration, or to limit losses in the event of adverse market movements.

         The purchase and sale of exchange-traded foreign currency options, however, is subject to the risks of the availability of a liquid secondary market described above, as well as the risks regarding adverse market movements, margining of options written, the nature of the foreign currency market, possible intervention by governmental authorities and the effects of other political and economic events. In addition, exchange-traded options on foreign currencies involve certain risks not presented by the over-the-counter market. For example, exercise and settlement of such options must be made exclusively through the OCC, which has established banking relationships in applicable foreign countries for this purpose. As a result, the OCC may, if it determines that foreign governmental restrictions or taxes would prevent the orderly settlement of foreign currency option exercises, or would result in undue burdens on the OCC or its clearing member, impose special procedures on exercise and settlement, such as technical changes in the mechanics of delivery of currency, the fixing of dollar settlement prices or prohibitions, on exercise.

         In addition, futures contracts, options on futures contracts, forward contracts and options on foreign currencies may be traded on foreign exchanges. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (i) other complex foreign political and economic factors, (ii) lesser availability than in the United States of data on which to make trading decisions, (iii) delays in the Fund's ability to act upon economic events occurring in foreign markets during nonbusiness hours in the United States, (iv) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (v) lesser trading volume.

_________________________________________________________________

            APPENDIX D: ADDITIONAL INFORMATION ABOUT
                    THE UNITED MEXICAN STATES
_________________________________________________________________


              The information in this section is based on material obtained by the Fund from various Mexican governmental and other economic sources believed to be accurate but has not been independently verified by the Fund or the Adviser. It is not intended to be a complete description of Mexico, its economy, or the consequences of investing in Mexican Government Securities.


Territory and Population

         The United Mexican States ("Mexico") occupies a territory of approximately 1.97 million square kilometers (759 thousand square miles). To the north, Mexico shares a border with the United States of America, and to the south it has borders with Guatemala and Belize. Its coastline is along both the Gulf of Mexico and the Pacific Ocean. Mexico comprises 31 states and a Federal District (Mexico City). It is the second most populous nation in Latin America, with an estimated population of 98.1 million in mid-1999, as reported by the Consejo Nacional de Poblacion (Conapo).

         Mexico's three largest cities are Mexico City, Guadalajara and Monterrey, which in 1997 together accounted for 25% of the country's population and 2% of the land. In the 1980s, Government efforts concerning family planning and birth control, together with declining birth rates among women under 35 and those living in urban areas, have resulted in a reduction of the annual population growth rate from 3% in the early 1970s to 1.6% in the late 1990s.

Government

         The present form of government was established by the Constitution, which took effect on May 1, 1917. The Constitution establishes Mexico as a Federal Republic and provides for the separation of the executive, legislative and judicial branches. The President and the members of Congress are elected by popular vote of Mexican citizens over 18 years of age.

         Executive authority is vested in the President, who is elected for a single six-year term. The executive branch consists of 17 ministries, the office of the Federal Attorney

General, the Federal District Department and the office of the Attorney General of the Federal District.

         Federal Legislative authority is vested in the Congress, which is composed of the Senate and the Chamber of Deputies. Senators serve a six-year term. Deputies serve a three-year term, and neither Senators nor Deputies may serve consecutive terms in the same Chamber. The Senate has 128 members, four from each state and four from the Federal District. The Chamber of Deputies has 500 members, of whom 300 are elected by direct vote from the electoral districts and 200 are elected by a system of proportional representation. The Constitution provides that the President may veto bills and that Congress may override such vetoes with a two-thirds majority of each Chamber.

         Federal Judicial authority is vested in the Supreme Court of Justice, the Circuit and District courts, and the Federal Judicial Board. The Supreme Court has 11 members who are selected by the Senate from a pool of candidates nominated by the President. Its members serve for 15 year terms, except for the current members of the Court, whose appointments range from eight to 20 years.

         Mexico has diplomatic relations with approximately 175 countries. It is a charter member of the United Nations and a founding member of the Organization of American States, the International Monetary Fund (the "IMF"), the World Bank, the International Finance Corporation, the Inter-American Development Bank and the European Bank for Reconstruction and Development. Mexico became a member of the Organization for Economic Corporation and Development (the "OECD") on April 14, 1994 and the World Trade Organization ("WTO") on January 1, 1995 (the date on which the WTO superseded the General Agreement on Trade and Tariffs ("GATT")).

Politics

         The Partido Revolucionario Institucional ("PRI") has long been the dominant political party in Mexico, although its dominance has been weakened in recent years. Since 1929 the PRI has won all presidential elections and, until the 1997 Congressional elections, held a majority in Congress. Until 1989 it had also won all of the state governorships. The oldest opposition party in Mexico is the Partido Accion Nacional ("PAN"). The third major party in Mexico is the Partido de la Revolucion Democratica ("PRD").

         On August 21, 1994, elections were held to select a new President of Mexico for a six-year term beginning on December 1, 1994. In addition, elections were held for three-quarters of the Senate and the entire Chamber of Deputies. The candidate of the

PRI, Ernesto Zedillo Ponce de Leon, won the Presidential election with 48.77% of the votes, the candidate of the PAN was second with 25.94% of the votes and the PRD candidate was third with 16.6% of the votes. With respect to the Congressional elections, the PRI maintained its majority in both chambers, with 93 seats in the Senate and 298 seats in the Chamber of Deputies. The PAN had the second largest representation with 25 seats in the Senate and 118 seats in the Chamber of Deputies and the PRD had the third largest representation with 10 seats in the Senate and 70 seats in the Chamber of Deputies. The PRI won two additional seats pursuant to proportional representation and the PAN and the PRD each won one seat in extraordinary elections held on April 30, 1995. In the mid-term Congressional elections on
July 6, 1997, the PRI lost its majority in the Chamber of Deputies and now holds 239 of its 500 seats. In the Senate, the PRI retained its overall majority but lost the two-thirds majority important in constitutional amendments. The PRI also failed to win the election for mayor of Mexico City. The PRI was successful, however, in 10 of the 14 disputed state governorship elections held in 1998 and the first half of 1999. The next general elections are required by law to occur in 2000 (congressional and presidential).

         At the beginning of 1994 armed insurgents attacked (and in some cases temporarily seized control of) several villages in the southern state of Chiapas. While the Government responded by providing support to the local authorities and publicly offering to negotiate a peaceful resolution that would address the underlying concerns of the local population, the conflict remained a source of debate and uncertainty for the remainder of the year. Negotiations with the insurgents continued through the spring of 1994, but subsequently were broken off. In December of 1994, the Congress approved the creation of a Congressional peace commission, to be formed by members of both chambers of Congress, which would be responsible for mediating the negotiations between the Government and the insurgents. By the end of 1994, however, the insurgents had not agreed to resume negotiations and there were additional incidents of civil unrest.

         In the Spring of 1995, the Government renewed its efforts to resolve its differences with the insurgents in the Chiapas region by facilitating their participation in the political process. On March 9, 1995, Congress approved a law granting temporary amnesty to insurgents who participate in peace talks with the Government, and on March 13, 1995, the law establishing the framework for these peace talks took effect. On September 11, 1995, the Government and the insurgents reached an agreement pursuant to which both sides accepted a common political agenda and procedural rules, and agreed to the creation of a working committee regarding the rights of indigenous peoples. This agreement was expected to represent a first step toward a comprehensive peace agreement between the parties. The working committee began negotiations on October 17, 1995 and concluded a second round of meetings on November 19, 1995 having made significant progress in laying out the framework for a plenary session that took place from January 10 through January 19, 1996. The attendees at the plenary session drafted an agreement on a series of measures aimed at enhancing and guaranteeing the rights of the indigenous population. The agreement was signed on February 16, 1996, but further negotiations between the government and the insurgents were unsuccessful.

         On August 28, 1996, a newly formed group calling itself the Popular Revolutionary Army attacked military and police targets in small cities of some southern states of Mexico. It is generally believed that this group does not enjoy popular support, and its terrorists attacks have been condemned by both Government and nongovernment representatives. The Government has announced the apprehension of several alleged members of the group.

         On December 22, 1997, a violent incident occurred in the municipality of Chenalho, Chiapas that resulted in the death of 45 civilians, mostly women and children. This incident strengthened the resolve of the Government to negotiate peace in Chiapas and toward that end the Government adopted a new peace plan. The goals of the new peace plan include (a) reinitiating an intense dialogue among the federal and state governments, political parties and insurgent groups, (b) formulating a legal framework that respects Mexico's multicultural heritage and includes the indigenous population in the social and economic development of Mexico, (c) achieving the disarmament of all non-governmental groups, (d) continuing the investigation of the Chenalho incident, and (e) restructuring the Chiapas state police. It is unclear whether the government's new peace plan will achieve its desired effect. On October 4, 1998 there were elections in the State of Chiapas that, unlike prior elections, were without violence and were relatively free of controversy.

         In addition to the civil unrest in Chiapas, certain national developments have led to disillusionment among the electorate with the institutions of government. These events include the assassination of Luis Donaldo Colosio, the likely successor to former President Salinas and the murder of Mr. Jose Francisco Ruiz Massieu, a high-ranking PRI official. Links between Mexico's drug cartels and high Government and military officials have also been discovered. These links could jeopardize Mexico's status as an ally of the U.S. in the war against narcotics smuggling. While Mexico is currently certified by the President of the United States as an ally, there is no assurance that the certification will be maintained. A loss of certification could result in the termination of U.S. economic assistance to Mexico.

         On July 25, 1996, the Mexican Government announced certain proposed constitutional amendments aimed at reforming the electoral law that were ratified on August 22, 1996. The amendments, which had been agreed to by the President and the leaders of the four major political parties represented in Congress, among other things, exclude the President from the Federal Electoral Institute, an autonomous agency charged with organizing elections; eliminate the Electoral Committee of the Chamber of Deputies, which had been responsible for determining the validity of presidential elections; impose limits on expenditures on political campaigns and controls on the source of and uses of funds contributed to a political party; grant voting rights to Mexican citizens residing abroad; reduce from 315 to 300 the maximum number of congressional representatives who may belong to a single party, and establish an electoral procedure intended to result in a more proportional representation in the Senate. The Mexican Supreme Court is empowered to determine the constitutionality of electoral laws and the Mexican Federal Electoral Court, which had been part of the executive branch, is now part of the judicial branch.

Money and Banking

         Banco de Mexico, chartered in 1925, is the central bank of Mexico. It is the Federal Government's primary authority for the execution of monetary policy and the regulation of currency and credit. It is authorized by law to regulate interest rates payable on time deposits, to establish minimum reserve requirements for credit institutions and to provide discount facilities for certain types of bank loans. The currency unit of Mexico is the Peso. Mexico repealed its exchange control rules in 1991 and now maintains only a market exchange rate.

         A constitutional amendment relating to Banco de Mexico's activities and role within the Mexican economy became effective on August 23, 1993. The amendment's purpose was to reinforce the independence of Banco de Mexico, which may in the future act as a counterbalance to the executive and legislative branches in monetary policy matters. The amendment significantly strengthens Banco de Mexico's authority with respect to monetary policy, foreign exchange and related activities and the regulation of the financial services industry. On April 1, 1994, a new law governing the activities of Banco de Mexico became effective.
The new law was intended to put into effect the greater degree of autonomy granted to Banco de Mexico under the constitutional amendment described above and also established a Foreign Exchange Commission charged with determining the nation's exchange rate policies.

Trade Reform

         Mexico became a member of the GATT in 1986 and has been a member of the WTO since January 1, 1995, the date on which the WTO superseded the GATT. Mexico has also entered into NAFTA with the United States and Canada. In addition, Mexico signed an agreement providing for a framework for a free trade agreement in 1992 with Costa Rica, El Salvador, Guatemala, Honduras and Nicaragua as a step toward establishing a free-trade area.
Mexico entered into definitive free trade agreements with Costa Rica in April 1994 and Nicaragua in December 1997. A free trade agreement between Mexico and Chile went into effect on January 1, 1992. A free trade agreement with Colombia and Venezuela was signed in June 1994 and a similar agreement with Bolivia was signed in September 1994; both agreements entered into force in January 1995. In addition, Mexico began trade negotiations in July 1998 with the European Union for a trade agreement; negotiations had been expected to be completed by the end of 1999, but that forecast has been revised. Mexico is also taking steps to increase trade with Japan and other Pacific Rim countries. In connection with the implementation of NAFTA, amendments to several laws relating to financial services (including the Banking Law and the Securities Market Law) became effective on January 1, 1994. These measures permit non-Mexican financial groups and financial intermediaries, through Mexican subsidiaries, to engage in various activities in the Mexican financial system, including banking and securities activities.
In December 1998, Mexico lifted all remaining restrictions on foreign ownership of its largest banks, which had been excluded from the liberalization measures that became effective in 1994.

Economic Information Regarding Mexico

         During the period from World War II through the mid-1970's, Mexico experienced sustained economic growth. During the mid 1970's, Mexico experienced high inflation and, as a result, the government embarked on a high-growth strategy based on oil exports and external borrowing. The steep decline in oil prices in 1981 and 1982, together with high international interest rates and the credit markets' unwillingness to refinance maturing external Mexican credits, led in 1982 to record inflation, successive devaluations of the peso by almost 500% in total, a pubic sector deficit of 16.9% of GDP and, in August 1982, a liquidity crisis that precipitated subsequent restructurings of a large portion of the country's external debt. Through much of the 1980's, the Mexican economy continued to experience high inflation and large foreign indebtedness. In February 1990, Mexico became the first Latin American country to reach an agreement with external creditor banks and multi-national agencies under the U.S. Treasury's approach to debt reduction known as the "Brady Plan."

         The value of the peso has been central to the performance of the Mexican economy. From late 1982 until November 11, 1991, Mexico maintained a dual foreign exchange rate system, with a "controlled" rate and a "free market" rate. The controlled exchange rate applied to certain imports and exports of goods, advances and payments of registered foreign debt and funds used in connection with the in-bond industry (the industry is comprised of companies which import raw materials without paying a duty), and payments of royalties and technical assistance under registered agreements requiring such payments. The free market rate was used for all other types of transactions. The dual system assisted in controlling the value of the Mexican Peso, particularly from 1983 to 1985. In later years the difference between the two rates was not significant. Mexico has since repealed the controlled rate.

         A fixed exchange rate was maintained from February to December 1988. Thereafter, under a Government implemented devaluation schedule, the intended annual rate of devaluation was gradually lowered from 16.7% in 1989 to 11.4% in 1990, 4.5% in 1991 and 2.4% in 1992. From October 1992 through December 20, 1994, the peso/dollar exchange rate was allowed to fluctuate within a band that widened daily. The ceiling of the band, which was the maximum selling rate, depreciated at a daily rate of
0.0004 pesos (equal to approximately 4.5% per year), while the floor of the band, i.e., the minimum buying rate, remained fixed. Banco de Mexico agreed to intervene in the foreign exchange market to the extent that the peso/dollar exchange rate reached either the floor or the ceiling of the band.

         Beginning on January 1, 1994, volatility in the peso/dollar exchange rate began to increase, with the value of the peso relative to the dollar declining at one point to an exchange rate of 3.375 pesos to the U.S. Dollar, a decline of approximately 8.69% from the high of 3.1050 pesos reached in early February. This increased volatility was attributed to a number of political and economic factors, including a growing current account deficit, the relative overvaluation of the peso, investor reactions to the increase in U.S. interest rates, lower than expected economic growth in Mexico in 1993, uncertainty concerning the Mexican Presidential elections in August 1994 and certain related developments.

         On December 20, 1994, increased pressure on the peso/dollar exchange rate led Mexico to increase the ceiling of the Banco de Mexico intervention band. That action proved insufficient to address the concerns of foreign investors, and the demand for foreign currency continued. On December 22, the Government adopted a free exchange rate policy, eliminating the intervention band and allowing the peso to float freely against the dollar. The value of the peso continued to weaken relative to the dollar in the following days. There was substantial volatility in the peso/dollar exchange during the first quarter of 1995, with the peso/dollar exchange rate falling to a low point of 7.588 pesos to the U.S. Dollar on March 13, 1995. By the end of April and through September 1995, the exchange rate began to stabilize; however, the exchange rate began to show signs of renewed volatility in October and November 1995. The peso/dollar exchange rate fell to a low for the year of 8.14 pesos to the U.S. Dollar on November 13, 1995.

         In order to address the adverse economic situation that developed at the end of 1994, the Government announced in January 1995 a new economic program and a new accord among the Government and the business and labor sectors of the economy, which, together with a subsequent program announced in March 1995 and the international support package described below, formed the basis of Mexico's 1995 economic plan (the "1995 Economic Plan"). The objectives of the 1995 Economic Plan were to stabilize the financial markets, lay the foundation for a return to lower inflation rates over the medium-term, preserve Mexico's international competitiveness, maintain the solvency of the banking system and attempt to reassure long-term investors of the strong underlying fundamentals of the Mexican economy.

         The central elements of the 1995 Economic Plan were fiscal reform, aimed at increasing public revenues through price and tax adjustments and reducing public sector expenditures; restrictive monetary policy, characterized by limited credit expansion; stabilization of the exchange rate while maintaining the current floating exchange rate policy; reduction of the current account deficit; introduction of certain financial mechanisms to enhance the stability of the banking sector; and maintenance and enhancement of certain social programs, to ease the transition for the poorest segments of society.

         In addition to the actions described above, in the beginning of 1995, the Government engaged in a series of discussions with the IMF, the World Bank, the Inter-American Development Bank and the U.S. and Canadian Governments in order to obtain the international financial support necessary to relieve Mexico's liquidity crisis and aid in restoring financial stability to Mexico's economy. The proceeds of the loans and other financial support were used to refinance public sector short-term debt, primarily Tesobonos, to restore the country's international reserves and to support the banking sector. The largest component of the international support package was up to $20 billion in support from the United States pursuant to four related agreements entered into on February 21, 1995. During 1995, the U.S. Government and the Canadian Government disbursed $13.7 billion of proceeds to Mexico under these agreements and the North American Framework Agreement ("NAFA"), the proceeds of which were used by Mexico to refinance maturing short-term debt, including Tesobonos and $1 billion of short-term swaps under the NAFA. In a series of repayments and prepayments beginning in October 1995 and ending in January 1997, Mexico repaid all of its borrowings under the agreements.

         Using resources made available through the international support package as well as operations by Banco de Mexico, in 1995 Mexico altered its debt profile significantly. The outstanding balance of Tesobonos (which are dollar denominated) was reduced from $29.2 billion at December 31, 1994 to $16.2 billion at the end of the first quarter of 1995, $10.0 billion at the end of the second quarter, $2.5 billion at the end of the third quarter and $246 million at the end of the fourth quarter. By February 16, 1996, Mexico had no Tesobonos outstanding, and has not issued Tesobonos since that date. As of December 31, 1996, 100% of Mexico's net internal debt was denominated and payable in pesos, as compared with only 44.3% of such debt at the end of 1994.

         On May 31, 1995, the Government announced the Plan Nacional de Desarrollo 1995-2000 (1995-2000 National Development Plan, or the "Development Plan"). The Development Plan covers five topics: sovereignty; the rule of law; democratic development; social development; and economic growth. The fundamental strategic objective of the Development Plan is to promote vigorous and sustainable economic growth. Among other things, the Development Plan calls for steps to increase domestic savings, preferences for channeling foreign investment into direct productive investment, the elimination of unnecessary regulatory obstacles to foreign participation in productive activities and further deregulation of the economy.

         On October 26, 1996, the Government announced the establishment of another accord among the Government and the business, labor and agricultural sectors of the economy known as the Alianza para el Crecimiento Economico (Alliance for Economic Growth or "ACE"). The chief objectives of the ACE are to foster sustainable economic growth by emphasizing (i) the export sector, particularly through domestic and foreign investment, (ii) public investment, particularly in the hydrocarbon, electricity, transportation and water sectors and (iii) fiscal and monetary discipline in order to encourage an environment of greater price stability and lower interest rates.

         On December 31, 1997, the ACE expired. On February 24, 1998, the Government and representatives of the labor, agriculture and business sectors signed the Acuerdo de Cooperacion y Consulta (Cooperation and Consultation Accord or "ACC"). In the ACC, the Government and the three economic sectors agreed to increase productivity and competitiveness to prepare Mexico for the globalization of the world economy. The accord is based on the following commitments: (i) a pledge by the Government and the three economic sectors to periodically examine the development of the Mexican economy and to create subcommissions or working groups to analyze specific economic problems; (ii) to allow the unimpeded negotiation of collective bargaining agreements and to foster a cooperative environment to achieve productivity and competitiveness goals, as well as the equitable distribution of any resulting benefits; (iii) to set as a priority workforce education and job training to increase productivity and to facilitate worker transition to changing production technology; and (iv) to catalyze capital investment, infrastructure development and labor retraining in rural areas, in order to increase productivity, competitiveness and the standards of living in such areas.

         On June 3, 1997, the Government announced the Programa Nacional de Financiamiento del Desarrollo 1997-2000 (National Development Financing Program 1997-2000, or "PRONAFIDE"). The PRONAFIDE's goals are to: (i) achieve, on average, real GDP growth of 5% per year, (ii) generate more than one million jobs per year, (iii) increase real wages and salaries, (iv) strengthen the capacity of the Government to respond to social needs and
(v) avoid economic crises of the types suffered by Mexico during the past 20 years.

         The effects of the devaluation of the peso, as well as the Government's response to that and related events, were apparent in the performance of the Mexican economy during 1995 and 1996. Mexico's trade deficit decreased during 1995, the value of imports decreasing by 8.7% between 1994 and 1995, to $72.5 billion in 1995. Although the value of imports in 1996 increased approximately 23.4% from 1995, to $89.5 billion, exports increased by almost the same amount. During 1995, Mexico registered a $7.089 billion trade surplus, its first annual trade surplus since 1989. Mexico continued to register a trade surplus in 1996 and 1997 but the surplus decreased by approximately 7.9% to $6.531 billion in 1996 and 90% to $624 million in 1997. In 1998, Mexico registered a $7.9 billion deficit in its trade balance. During the first six months of 1999, the trade deficit was $2.1 billion, compared to a trade deficit of $2.9 billion for the same period in 1998. During 1996 and 1997, Mexico's current account balance registered a deficit of $2.330 billion and $7.448 billion, respectively, as compared with a deficit of $1.576 billion in 1995. In 1998, Mexico's current account balance registered a deficit of $15.958 billion. During the first quarter of 1999, the current account balance registered a $2.9 billion deficit compared to a deficit of $3.0 billion for the same period in 1998.

         Banco de Mexico is currently disclosing reserve figures on a weekly basis. On December 31, 1998, Mexico's international reserves amounted to $30.1 billion, as compared to $28 billion on December 31, 1997, $17.5 billion at December 31, 1996, $15.7 billion at December 31, 1995, $6.1 billion at December 31, 1994 and $24.5 billion at December 31, 1993.

         During 1995 real GDP decreased by 6.2%, as compared with an increase of 4.5% during 1994. This downward trend continued into the first quarter of 1996, but turned around in the second quarter of 1996. The real GDP has continued to grow since that time, resulting in an overall GDP growth rate of 5.1% for 1996, 6.8% for 1997, and 4.8% for 1998. The Government has predicted a growth rate of 3.3% in 1999. Although the Mexican economy has stabilized, there can be no assurance that the government's plan will lead to a full recovery.

Statistical and Related Information
Concerning Mexico

         The following provides certain statistical and related information regarding historical rates of exchange between the U.S. Dollar and the Mexican Peso, information concerning inflation rates, historical information regarding the Mexican GDP and information concerning interest rates on certain Mexican Government Securities. Historical information is not necessarily indicative of future fluctuations or exchange rates. In 1982, Mexico imposed strict foreign exchange controls which shortly thereafter were relaxed and were eliminated in 1991.

         CURRENCY EXCHANGE RATES. There is no assurance that future regulatory actions in Mexico will not affect the Fund's ability to obtain U.S. Dollars in exchange for Mexican Pesos.

         The following table sets forth the exchange rates of the Mexican Peso to the U.S. Dollar announced by Banco de Mexico for the payment of obligations denominated in dollars and payable in Mexican Pesos within Mexico with respect to each year from 1989 to 1998, and the first six months of 1999.

                    Free Market Rate   Controlled Rate
                    ________________   _______________

                    End of             End of
                    Period    Average  Period        Average
                    ______    ________ _______       _______

1989. . . . . . .   2.681     2.483    2.637         2.453
1990. . . . . . .   2.943     2.838    2.939         2.807
1991. . . . . . .   3.075     3.016    3.065*        3.007*
1992. . . . . . .   3.119     3.094      --            --
1993. . . . . . .   3.192     3.155      --            --
1994. . . . . . .   5.325     3.375      --            --

1995. . . . . . .   7.643     6.419      --            --
1996. . . . . . .   7.851     7.599      --            --
1997. . . . . . .   8.083     7.918      --            --
1998. . . . . . .   9.865     9.136                    --
1999
    January         10.175    10.110   --            --
    February        9.936     10.015   --            --
    March           9.516      9.769   --            --
    April           9.287      9.446   --            --
    May             9.750      9.362   --            --
    June            9.488      9.542   --            --


* Through November 10, 1991.

Source:  Banco de Mexico.

         INFLATION AND CONSUMER PRICES. Through much of the 1980's, the Mexican economy continued to be affected by high inflation, low growth and high levels of domestic and foreign indebtedness. The annual inflation rate, as measured by the consumer price index, rose from 28.7% in December 1981 to 159.2% in December 1987. In December 1987, the Mexican Government agreed with labor and business to curb the economy's inflationary pressures by freezing wages and prices (the "1987 accord"). The 1987 accord included the implementation of restrictive fiscal and monetary policies, the elimination of trade barriers and the reduction of import tariffs. After substantive increases in public sector prices and utility rates, price controls were introduced.

         The 1987 accord was succeeded by a series of additional accords, each of which continued to stress the moderation of inflation, fiscal discipline and, in the case of accords entered into prior to 1995, a gradual devaluation of the peso. There was a gradual reduction in the number of goods and services whose prices were covered by such accords. The two most recent of these accords also incorporated a reduction in the income tax rate applicable to corporations and certain self-employed individuals from 35% to 34% and a reduction in the withholding tax applicable to interest payments on publicly issued external debt and external debt payable to certain financial institutions from 15% to 4.9%. These policies lowered the consumer inflation rate from 159.2% in 1987 to 7.1% in 1994.

         Over the medium-term, the Government is committed to reversing the decline in real wages experienced in the last decade through control of inflation, a controlled gradual upward adjustment of wages and a reduction in income taxes for the lower income brackets. Nonetheless, the effect of the devaluation of the peso and the Government's response to that event and related developments caused a significant increase in inflation, as well a decline in real wages for much of the population, during 1995, when the inflation rate increased to 52.0%. Subsequent fiscal and monetary policies succeeded in lowering inflation during 1996 and 1997 (as measured by the increase in the National Consumer Price Index), to 27.7% and 15.7%, respectively. In 1998, however, inflation rose to 18.6%, well over the Government's target of 12%.

         CONSUMER PRICE INDEX. The following table sets forth the changes in the Mexican consumer price index for the year ended December 31 for the years 1989 through 1998, and the first six months of 1999.

         Changes in
                                            National Consumer
                                            Price Index,
                                            Increase Over
                                            Previous Period
                                            _________________

         1989.............................     19.7
         1990.............................     29.9
         1991.............................     18.8
         1992.............................     11.9
         1993.............................      8.0
         1994.............................      7.1
         1995.............................     52.0
         1996.............................     27.7
         1997.............................     15.7
         1998.............................     18.6
         1999

             January                            2.5
             February                           1.3
             March                              0.9
             April                              0.9
             May                                0.6
             June                               0.7

Source: Banco de Mexico.

         MEXICAN GROSS DOMESTIC PRODUCT. The following table sets forth certain information concerning Mexico's GDP for the years 1991 through the first quarter of 1999 at current and constant prices.

                       Gross       Gross              Change
                       Domestic    Domestic           from Prior
                       Product     Product at         Year at
                       at Current  Constant           Constant
                       Prices      1993 Prices(1)     Prices
                       __________  ___________        __________
                       (millions of Mexican Pesos)    (percent)

         1991. . . .     949,148      1,189,017           4.2
         1992. . . .   1,125,334      1,232,162           3.6
         1993. . . .   1,256,196      1,256,196           2.0
         1994. . . .   1,423,364      1,312,200           4.5
         1995. . . .   1,840,431      1,230,608          (6.2)
         1996. . . .   2,508,147      1,293,859           5.1
         1997 . .      3,178,953      1,381,352           6.8
         1998(2) . .   3,791,191(2)   1,447,945 (2)       4.8(2)
         1999
          1st Quarter(2) 4,290,750(2) 1,457,856(2)        1.9(2)

(1) Constant peso with purchasing power at December 31, 1993, expressed in pesos.
(2)  Preliminary.

Source:  Mexico's National Statistics, Geography and Informatics
Institute (INEGI).

         INTEREST RATES. The following table sets forth the average interest rates per annum on 28-day and 91-day CETES, which are peso-denominated Treasury bills, the average weighted cost of term deposits for commercial banks ("CPP"), the average interest rate ("TIIP") and the equilibrium interest rate ("TIIE") for the periods listed below. The government announced plans in late 1997 to issue medium-term CETES for the first time in 1998.

                   Average CETES and Interest Rates
                  _________________________________

                      28-Day  91-Day
                      CETES   CETES  CPP     TIIP       TIIE
                      _____   _____  _____   _____      _____

1990:
         Jan.-June    41.2    40.7   43.2%   _____      _____
         July-Dec.    28.3    29.4   31.0    _____      _____
1991:
         Jan.-June    21.2    21.7   24.3    _____      _____
         July-Dec.    17.3    18.0   20.8    _____      _____
1992:
         Jan.-June    13.8    13.8   16.9    _____      _____
         July-Dec.    17.4    18.0   20.7    _____      _____
1993:

         Jan.-June    16.4    17.3   20.9    20.4(1)    _____
         July-Dec.    13.5    13.6   16.2    16.1       _____
1994:
         Jan.-June    13.0    13.5   14.2    15.3       _____
         July-Dec.    15.2    15.7   16.8    20.4       _____
1995:
         Jan.-June    55.0    54.3   49.6    63.6       71.2(2)
         July-Dec.    41.9    42.2   40.7    44.5       44.5
1996:
         Jan.-June    35.4    37.2   34.5    37.3       37.2
         July-Dec.    27.4    28.6   26.9    30.2       30.1
1997:
         Jan.-June    20.8    22.2   20.8    23.2       23.2
         July-Dec.    18.8    20.3   17.4    20.5       20.6
1998:
         Jan.-June    18.8    19.9   17.2    20.6       20.7
         July-Dec.    30.7    32.5   24.9    32.9       33.1

1999:
         Jan.-June    24.3    24.7   22.3    27.2       27.3

(1) February-June average.
(2) Average for the last two weeks of March.

Source: Banco de Mexico.

____________________________________________________________

                            APPENDIX E:

                  CERTAIN EMPLOYEE BENEFIT PLANS
____________________________________________________________

     Employee benefit plans described below which are intended to be tax-qualified under section 401(a) of the Internal Revenue Code of 1986, as amended ("Tax Qualified Plans"), for which Merrill Lynch, Pierce, Fenner & Smith Incorporated or an affiliate thereof ("Merrill Lynch") is recordkeeper (or with respect to which recordkeeping services are provided pursuant to certain arrangements as described in paragraph (ii) below) ("Merrill Lynch Plans") are subject to specific requirements as to the Fund shares which they may purchase. Notwithstanding anything to the contrary contained elsewhere in this Statement of Additional Information, the following Merrill Lynch Plans are not eligible to purchase Class A shares and are eligible to purchase Class B shares of the Fund at net asset value without being subject to a contingent deferred sales charge:

(i) Plans for which Merrill Lynch is the recordkeeper on a daily valuation basis, if when the plan is established as an active plan on Merrill Lynch's recordkeeping system:

     (a)  the plan is one which is not already
          investing in shares of mutual funds or
          interests in other commingled investment vehicles of which Merrill Lynch Asset
          Management, L.P. is investment adviser or manager ("MLAM Funds"), and either (A) the aggregate assets of the plan are less than $3 million or (B) the total of the sum of
          (x) the employees eligible to participate in the plan and (y) those persons, not including any such employees, for whom a plan account having a balance therein is maintained, is less than 500, each of
          (A) and (B) to be determined by Merrill
          Lynch in the normal course prior to the date the plan is established as an active plan on Merrill Lynch's recordkeeping system (an
          "Active Plan"); or

     (b) the plan is one which is already investing in shares of or interests in MLAM Funds and the assets of the plan have an aggregate value of less than $5 million, as determined by Merrill Lynch as of the date the plan becomes an Active Plan.

          For purposes of applying (a) and (b), there are to be aggregated all assets of any Tax-
          Qualified Plan maintained by the sponsor of the Merrill Lynch Plan (or any of the sponsor's affiliates) (determined to be such by Merrill Lynch) which are being invested in shares of or interests in MLAM Funds, Alliance Mutual Funds or other mutual funds made available pursuant to an agreement between Merrill Lynch and the principal underwriter thereof (or one of its affiliates) and which are being held in a Merrill Lynch account.

(ii) Plans for which the recordkeeper is not Merrill Lynch, but which are recordkept on a daily valuation basis by a recordkeeper with which Merrill Lynch has a subcontracting or other alliance arrangement for the performance of recordkeeping services, if the plan is determined by Merrill Lynch to be so eligible and the assets of the plan are less than $3 million.

         Class B shares of the Fund held by any of the above-described Merrill Lynch Plans are to be replaced at Merrill Lynch's direction through conversion, exchange or otherwise by Class A shares of the Fund on the earlier of the date that the value of the plan's aggregate assets first equals or exceeds $5 million or the date on which any Class B share of the Fund held by the plan would convert to a Class A share of the Fund as described under "Purchase of Shares" and "Redemption and Repurchase of Shares."

         Any Tax Qualified Plan, including any Merrill Lynch Plan, which does not purchase Class B shares of the Fund without being subject to a contingent deferred sales charge under the above criteria is eligible to purchase Class B shares subject to a contingent deferred sales charge as well as other classes of shares of the Fund as set forth above under "Purchase of Shares" and "Redemption and Repurchase of Shares."

                             PART C
                        OTHER INFORMATION


ITEM 23.  Exhibits

    (a)   (1)  Articles of Amendment and Restatement of the
               Articles of Incorporation of the Registrant dated April 9, 1991 and filed April 12, 1991 - Incorporated by reference to Exhibit 1(a) to Post-Effective Amendment No. 18 of Registrant's Registration Statement on Form N-1A (File
               Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 31, 1997.

          (2) Articles Supplementary to the Articles of Incorporation of Registrant dated April 29, 1993 and filed April 30, 1993 - Incorporated by reference to Exhibit 1(b) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 30, 1998.

          (3) Articles of Transfer of the Registrant dated May 4, 1995 and filed May 5, 1995 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 30, 1998.

          (4) Certificate of Correction of Articles of Transfer dated and filed May 15, 1995 - Incorporated by reference to Exhibit 1(d) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 30, 1998.

          (5)  Articles Supplementary to Articles of
               Incorporation of Registrant dated September 30, 1996 and filed October 2, 1996 - Incorporated by reference to Exhibit 1(c) to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 31, 1996.

          (6)  Articles Supplementary to the Articles of
               Incorporation of Registrant dated April 29, 1997 -
               Incorporated by reference to Exhibit 1(b) to Post-
               Effective Amendment No. 18 of Registrant's
               Registration Statement on Form N-1A (File
               Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 31,
               1996.

          (7) Articles of Transfer of the Registrant dated October 15, 1998 and filed October 16, 1998 - Incorporated by reference to Exhibit 1(g) to Post-Effective Amendment No. 21 of Registrant's Registration Statement on Form N-1A (File
               Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 30, 1998.

    (b) By-Laws of the Registrant - Incorporated by reference to Exhibit 2 to Post-Effective Amendment No. 18 of Registrant's Registration Statement on Form N-1A (File Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 31, 1997.

    (c)   Not applicable.

    (d) Advisory Agreement between the Registrant and Alliance Capital Management L.P. - Incorporated by reference to
          Exhibit 5 to Post-Effective Amendment No. 18 to Registrant's Registration Statement on Form N-1A (File Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 31, 1997.

    (e)   (1)  Distribution Services Agreement between the
               Registrant and Alliance Fund Distributors, Inc. -
               Incorporated by reference to Exhibit 6(a) to Post-
               Effective Amendment No. 18 of Registrant's
               Registration Statement on Form N-1A (File
               Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 31,
               1997.

          (2) Amendment to Distribution Services Agreement dated June 4, 1996 - Incorporated by reference to
               Exhibit 6 to Post-Effective Amendment No. 15 of Registrant's Registration Statement on Form N-1A (File Nos. 33-39350 and 811-6251), filed with the Securities and Exchange Commission on October 31, 1996.

          (3) Selected Dealer Agreement between Alliance Fund Distributors, Inc. and selected dealers offering shares of Registrant - Incorporated by reference to Exhibit 6(c) to Post-Effective Amendment No. 18 of Registrant's Registration Statement on Form N-1A (File Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 31, 1997.

          (4) Selected Agent Agreement between Alliance Fund Distributors, Inc. and selected agents making available shares of Registrant - Incorporated by reference to Exhibit 6(d) to Post-Effective Amendment No. 18 of Registrant's Registration Statement on Form N-1A (File Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 31, 1997.

    (f)   Not applicable.

    (g) Custodian Agreement between the Registrant and Brown Brothers Harriman & Co. - Incorporated by reference to
          Exhibit 8 to Post-Effective Amendment No. 18 of Registrant's Registration Statement on Form N-1A (File Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 31, 1997.

    (h) Transfer Agency Agreement between the Registrant and Alliance Fund Services, Inc. - Incorporated by reference to Exhibit 9 to Post-Effective Amendment No. 19 of Registrant's Registration Statement on Form N-1A (File Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on February 27, 1998.

    (i)   (1)  Opinion of Seward & Kissel LLP - Filed herewith.

          (2) Opinion of Venable, Baetjer and Howard, LLP - Incorporated by reference to Exhibit 10(b) to Post-Effective Amendment No. 18 of Registrant's Registration Statement on Form N-1A (File
               Nos. 33-39350 and 811-6251) filed with the Securities and Exchange Commission on October 31, 1997.

    (j)   Consent of Independent Auditors - Filed herewith.

    (k)   Not applicable.

    (l)   Not applicable.

    (m)   Rule 12b-1 Plan - See Exhibit (e)(1) hereto.

    (n)   Financial Data Schedules - Filed herewith.

    (o)   Amended and Restated Rule 18f-3 Plan dated
          September 30, 1996 - Incorporated by reference from
          Post-Effective Amendment No. 15 of Registrant's
          Registration Statement on Form N-1A (File Nos. 33-39350 and 811-6251), filed with the Securities and Exchange
          Commission on October 31, 1996.

          Other Exhibits:  Powers of Attorney of Ms. Block and
          Messrs. Carifa, Dievler, Dobkin, Foulk, Hester, Michel and Robinson - Filed herewith.

ITEM 24.  Persons Controlled by or under Common Control with
          Registrant.

          None.

ITEM 25.  Indemnification.

          It is the Registrant's policy to indemnify its directors and officers, employees and other agents to the maximum extent permitted by Section 2-418 of the General Corporation Law of the State of Maryland and as set forth in Article EIGHTH of Registrant's Articles of Incorporation, filed as Exhibit (a), Article VII and
          Article VIII of the Registrant's By-laws filed as Exhibit (b) and Section 7 of the Distribution Services Agreement filed as Exhibit (e)(1), all as set forth below. The liability of the Registrant's directors and officers is dealt with in Article EIGHTH of Registrant's Articles of Incorporation, and Article VII, Section 7 and Article VIII, Section 1 through
          Section 6 of the Registrant's By-laws, as set forth below. The Adviser's liability for any loss suffered by the Registrant or its shareholders is set forth in
          Section 4 of the Advisory Agreement filed as Exhibit (d) to this Registration Statement, as set forth below.

    SECTION 2-418 OF THE MARYLAND GENERAL CORPORATION LAW READS
AS FOLLOWS:

               2-418  INDEMNIFICATION OF DIRECTORS, OFFICERS,
          EMPLOYEES AND AGENTS.--(a) In this section the following words have the meaning indicated.

               (1) "Director" means any person who is or was a director of a corporation and any person who, while a director of a corporation, is or was serving at the request of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (2)  "Corporation" includes any domestic or
          foreign predecessor entity of a corporation in a merger, consolidation, or other transaction in which the predecessor's existence ceased upon consummation of the transaction.

               (3)  "Expenses" include attorney's fees.

               (4)  "Official capacity" means the following:

                    (i)  When used with respect to a director,
          the office of director in the corporation; and

                   (ii) When used with respect to a person other than a director as contemplated in subsection (j), the elective or appointive office in the corporation held by the officer, or the employment or agency relationship undertaken by the employee or agent in behalf of the corporation.

                  (iii)  "Official capacity" does not include
          service for any other foreign or domestic corporation or any partnership, joint venture, trust, other enterprise, or employee benefit plan.

               (5) "Party" includes a person who was, is, or is threatened to be made a named defendant or respondent in a proceeding.

               (6) "Proceeding" means any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative, or investigative.

                    (b)(1)  A corporation may indemnify any
          director made a party to any proceeding by reason of service in that capacity unless it is established that:

                    (i)  The act or omission of the director was
          material to the matter giving rise to the proceeding;
          and

                    1.   Was committed in bad faith; or

                    2.   Was the result of active and deliberate
          dishonesty; or

                    (ii)  The director actually received an
          improper personal benefit in money, property, or services; or

                    (iii)  In the case of any criminal
          proceeding, the director had reasonable cause to believe that the act or omission was unlawful.

                    (2) (i) Indemnification may be against
          judgments, penalties, fines, settlements, and reasonable expenses actually incurred by the director in connection with the proceeding.

                    (ii) However, if the proceeding was one by or in the right of the corporation, indemnification may not be made in respect of any proceeding in which the director shall have been adjudged to be liable to the corporation.

                    (3) (i) The termination of any proceeding by judgment, order or settlement does not create a presumption that the director did not meet the requisite standard of conduct set forth in this subsection.

                    (ii)  The termination of any proceeding by
          conviction, or a plea of no lo contendere or its equivalent, or an entry of an order of probation prior to judgment, creates a rebuttable presumption that the director did not meet that standard of conduct.

                    (c)  A director may not be indemnified under
          subsection (b) of this section in respect of any proceeding charging improper personal benefit to the director, whether or not involving action in the director's official capacity, in which the director was adjudged to be liable on the basis that personal benefit was improperly received.

                    (d)  Unless limited by the charter:

                    (1)  A director who has been successful, on
          the merits or otherwise, in the defense of any proceeding referred to in subsection (b) of this section shall be indemnified against reasonable expenses incurred by the director in connection with the proceeding.

                    (2) A court of appropriate jurisdiction upon application of a director and such notice as the court shall require, may order indemnification in the following circumstances:

                    (i)  If it determines a director is entitled
          to reimbursement under paragraph (1) of this subsection, the court shall order indemnification, in which case the director shall be entitled to recover the expenses of securing such reimbursement; or

                   (ii)  If it determines that the director is
          fairly and reasonably entitled to indemnification in view of all the relevant circumstances, whether or not the director has met the standards of conduct set forth in subsection (b) of this section or has been adjudged liable under the circumstances described in subsection
          (c) of this section, the court may order such indemnification as the court shall deem proper. However, indemnification with respect to any proceeding by or in the right of the corporation or in which liability shall have been adjudged in the circumstances described in subsection (c) shall be limited to expenses.

                    (3)  A court of appropriate jurisdiction may
          be the same court in which the proceeding involving the director's liability took place.

                    (e)(1)  Indemnification under subsection (b)
          of this section may not be made by the corporation unless authorized for a specific proceeding after a determination has been made that indemnification of the director is permissible in the circumstances because the director has met the standard of conduct set forth in subsection (b) of this section.

                    (2)  Such determination shall be made:

                    (i)  By the board of directors by a majority
          vote of a quorum consisting of directors not, at the time, parties to the proceeding, or, if such a quorum cannot be obtained, then by a majority vote of a committee of the board consisting solely of two or more directors not, at the time, parties to such proceeding and who were duly designated to act in the matter by a majority vote of the full board in which the designated directors who are parties may participate;

                    (ii) By special legal counsel selected by the board or a committee of the board by vote as set forth in subparagraph (I) of this paragraph, or, if the requisite quorum of the full board cannot be obtained therefor and the committee cannot be established, by a majority vote of the full board in which director who are parties may participate; or

                   (iii) By the stockholders.

                    (3)  Authorization of indemnification and
          determination as to reasonableness of expenses shall be made in the same manner as the determination that indemnification is permissible. However, if the determination that indemnification is permissible is made by special legal counsel, authorization of indemnification and determination as to reasonableness of expenses shall be made in the manner specified in subparagraph (ii) of paragraph (2) of this subsection for selection of such counsel.

                    (4) Shares held by directors who are parties to the proceeding may not be voted on the subject matter under this subsection.

                    (f)(1)  Reasonable expenses incurred by a
          director who is a party to a proceeding may be paid or reimbursed by the corporation in advance of the final disposition of the proceeding, upon receipt by the corporation of:

                    (i) A written affirmation by the director of the director's good faith belief that the standard of conduct necessary for indemnification by the corporation as authorized in this section has been met;
          and

                    (ii) A written undertaking by or on behalf of the director to repay the amount if it shall ultimately be determined that the standard of conduct has not been met.

                    (2)  The undertaking required by subparagraph
          (ii) of paragraph (1) of this subsection shall be an unlimited general obligation of the director but need not be secured and may be accepted without reference to financial ability to make the repayment.

                    (3)  Payments under this subsection shall be
          made as provided by the charter, bylaws, or contract or as specified in subsection (e) of this section.

                    (g)  The indemnification and advancement of
          expenses provided or authorized by this section may not be deemed exclusive of any other rights, by indemnification or otherwise, to which a director may be entitled under the charter, the bylaws, a resolution of stockholders or directors, an agreement or otherwise, both as to action in an official capacity and as to action in another capacity while holding such office.

                    (h)  This section does not limit the
          corporation's power to pay or reimburse expenses incurred by a director in connection with an appearance as a witness in a proceeding at a time when the director has not been made a named defendant or respondent in the proceeding.

                    (i)  For purposes of this section:

                    (1)  The corporation shall be deemed to have
          requested a director to serve an employee benefit plan where the performance of the director's duties to the corporation also imposes duties on, or otherwise involves services by, the director to the plan or participants or beneficiaries of the plan:

                    (2) Excise taxes assessed on a director with respect to an employee benefit plan pursuant to applicable law shall be deemed fines; and

                    (3)  Action taken or omitted by the director
          with respect to an employee benefit plan in the performance of the director's duties for a purpose reasonably believed by the director to be in the interest of the participants and beneficiaries of the plan shall be deemed to be for a purpose which is not opposed to the best interests of the corporation.

                    (j)  Unless limited by the charter:

                    (1)  An officer of the corporation shall be
          indemnified as and to the extent provided in subsection
          (d) of this section for a director and shall be entitled, to the same extent as a director, to seek indemnification pursuant to the provisions of subsection (d);

                    (2)  A corporation may indemnify and advance
          expenses to an officer, employee, or agent of the corporation to the same extent that it may indemnify directors under this section; and

                    (3)  A corporation, in addition, may
          indemnify and advance expenses to an officer, employee, or agent who is not a director to such further extent, consistent with law, as may be provided by its charter, bylaws, general or specific action of its board of directors or contract.

                    (k)(1) A corporation may purchase and
          maintain insurance on behalf of any person who is or was a director, officer, employee, or agent of the corporation, or who, while a director, officer, employee, or agent of the corporation, is or was serving at the request, of the corporation as a director, officer, partner, trustee, employee, or agent of another foreign or domestic corporation, partnership, joint venture, trust, other enterprise, or employee benefit plan against any liability asserted against and incurred by such person in any such capacity or arising out of such person's position, whether or not the corporation would have the power to indemnify against liability under the provisions of this section.

                    (2)  A corporation may provide similar
          protection, including a trust fund, letter of credit, or surety bond, not inconsistent with this section.

                    (3)  The insurance or similar protection may
          be provided by a subsidiary or an affiliate of the corporation.

                    (l)  Any indemnification of, or advance of
          expenses to, a director in accordance with this section, if arising out of a proceeding by or in the right of the corporation, shall be reported in writing to the stockholders with the notice of the next stockholders' meeting or prior to the meeting."

    ARTICLE EIGHTH OF THE REGISTRANT'S ARTICLES OF INCORPORATION
READS AS FOLLOWS:

                    (1)  To the full extent that limitations on
          the liability of directors and officers are permitted by the Maryland General Corporation Law, no director or officer of the Corporation shall have any liability to the Corporation or its stockholders for damages. This limitation on liability applies to events occurring at the time a person serves as a director or officer of the Corporation whether or not such person is a director or officer at the time of any proceeding in which liability is asserted.

                    (2)  The Corporation shall indemnify and
          advance expenses to its currently acting and its former directors to the full extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify and advance expenses to its officers to the same extent as its directors and to such further extent as is consistent with law. The Board of Directors may by by-law, resolution or agreement make further provisions for indemnification of directors, officers, employees and agents to the full extent permitted by the Maryland General Corporation Law.

                    (3)  No provision of this Article shall be
          effective to protect or purport to protect any director or officer of the Corporation against any liability to the Corporation or its security holders to which he would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office.

                    (4)  References to the Maryland General
          Corporation Law in this Article are to the law as from time to time amended. No further amendment to the Articles of Incorporation of the Corporation shall affect any right of any person under this Article based on any event, omission or proceeding prior to such amendment.

               The Advisory Agreement between Registrant and Alliance Capital Management L.P. provides that Alliance Capital Management L.P. will not be liable under such agreements for any mistake of judgment or in any event whatsoever except for lack of good faith and that nothing therein shall be deemed to protect Alliance Capital Management L.P. against any liability to Registrant or its security holders to which it would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties thereunder, or by reason of reckless disregard of its duties and obligations thereunder.

               The Distribution Services Agreement between the Registrant and Alliance Fund Distributors, Inc. provides that the Registrant will indemnify, defend and hold Alliance Fund Distributors, Inc., and any person who controls it within the meaning of Section 15 of the Investment Company Act of 1940, free and harmless from and against any and all claims, demands, liabilities and expenses which Alliance Fund Distributors, Inc. or any controlling person may incur arising out of or based upon any alleged untrue statement of a material fact contained in Registrant's Registration Statement, Prospectus or Statement of Additional Information or arising out of, or based upon any alleged omission to state a material fact required to be stated in any one of the foregoing or necessary to make the statements in any one of the foregoing not misleading.

               The foregoing summaries are qualified by the entire text of Registrant's Articles of Incorporation, the Advisory Agreement between Registrant and Alliance Capital Management L.P. and the Distribution Services Agreement between Registrant and Alliance Fund Distributors, Inc. which are filed as Exhibits (a), (d) and (e)(1), respectively, in response to Item 23 and each of which are incorporated by reference herein.

               Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the "Securities Act") may be permitted to directors, officer and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that, in the opinion of the Securities and Exchange Commission, such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

               In accordance with Release No. IC-11330
          (September 2, 1980), the Registrant will indemnify its directors, officers, investment manager and principal underwriters only if (1) a final decision on the merits was issued by the court or other body before whom the proceeding was brought that the person to be indemnified (the "indemnitee") was not liable by reason or willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct") or (2) a reasonable determination is made, based upon a review of the facts, that the indemnitee was not liable by reason of disabling conduct, by (a) the vote of a majority of a quorum of the directors who are neither "interested persons" of the Registrant as defined in section 2(a)(19) of the Investment Company Act of 1940 nor parties to the proceeding ("disinterested, non-party directors"), or (b) an independent legal counsel in a written opinion. The Registrant will advance attorneys fees or other expenses incurred by its directors, officers, investment adviser or principal underwriters in defending a proceeding, upon the undertaking by or on behalf of the indemnitee to repay the advance unless it is ultimately determined that he is entitled to indemnification and, as a condition to the advance, (1) the indemnitee shall provide a security for his undertaking, (2) the Registrant shall be insured against losses arising by reason of any lawful advances, or (3) a majority of a quorum of disinterested, non-party directors of the Registrant, or an independent legal counsel in a written opinion, shall determine, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the indemnitee ultimately will be found entitled to indemnification.

    ARTICLE VII, SECTION 7 OF THE REGISTRANT'S BY-LAWS READS AS
FOLLOWS:

          SECTION 7. INSURANCE AGAINST CERTAIN LIABILITIES. The Corporation shall not bear the cost of insurance that protects or purports to protect directors and officers of the Corporation against any liabilities to the Corporation or its security holders to which any such director or officer would otherwise be subject by reason of willful malfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office."

    ARTICLE VIII, SECTION 1 THROUGH SECTION 6 OF THE REGISTRANT'S
BY-LAWS READS AS FOLLOWS:

          SECTION 1. INDEMNIFICATION OF DIRECTORS AND OFFICERS. The Corporation shall indemnify its directors to the fullest extent that indemnification of directors is permitted by the Maryland General Corporation Law. The Corporation shall indemnify its officers to the same extent as its directors and to such further extent as is consistent with law. The Corporation shall indemnify its directors and officers who while serving as directors or officers also serve at the request of the Corporation as a director, officer, partner, trustee, employee, agent or fiduciary of another corporation, partnership, joint venture, trust, other enterprise or employee benefit plan to the fullest extent consistent with law. The indemnification and other rights provided by this Article shall continue as to a person who has ceased to be a director or officer and shall inure to the benefit of the heirs, executors and administrators of such a person. This Article shall not protect any such person against any liability to the Corporation or any stockholder thereof to which such person would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office ("disabling conduct").

          SECTION 2. ADVANCES. Any current or former director or officer of the Corporation seeking indemnification within the scope of this Article shall be entitled to advances from the Corporation for payment of the reasonable expenses incurred by him in connection with the matter as to which he is seeking indemnification in the manner and to the fullest extent permissible under the Maryland General Corporation Law. The person seeking indemnification shall provide to the Corporation a written affirmation of his good faith belief that the standard of conduct necessary for indemnification by the Corporation has been met and a written undertaking to repay any such advance if it should ultimately be determined that the standard of conduct has not been met. In addition, at least one of the following additional conditions shall be met:
          (a) the person seeking indemnification shall provide a security in form and amount acceptable to the Corporation for his undertaking; (b) the Corporation is insured against losses arising by reason of the advance; or (c) a majority of a quorum of directors of the Corporation who are neither "interested persons" as defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended, nor parties to the proceeding ("disinterested non-party directors"), or independent legal counsel, in a written opinion, shall have determined, based on a review of facts readily available to the Corporation at the time the advance is proposed to be made, that there is reason to believe that the person seeking indemnification will ultimately be found to be entitled to indemnification.

          SECTION 3. PROCEDURE. At the request of any person claiming indemnification under this Article, the Board of Directors shall determine, or cause to be determined, in a manner consistent with the Maryland General Corporation Law, whether the standards required by this Article have been met. Indemnification shall be made only following: (a) a final decision on the merits by a court or other body before whom the proceeding was brought that the person to be indemnified was not liable by reason of disabling conduct or (b) in the absence of such a decision, a reasonable determination, based upon a review of the facts, that the person to be indemnified was not liable by reason of disabling conduct by (i) the vote of a majority of a quorum of disinterested non-party directors or (ii) an independent legal counsel in a written opinion.

          SECTION 4. INDEMNIFICATION OF EMPLOYEES AND AGENTS. Employees and agents who are not officers or directors of the Corporation may be indemnified, and reasonable expenses may be advanced to such employees or agents, as may be provided by action of the Board of Directors or by contract, subject to any limitations imposed by the Investment Company Act of 1940.

          SECTION 5. OTHER RIGHTS. The Board of Directors may make further provision consistent with law for indemnification and advance of expenses to directors, officers, employees and agents by resolution, agreement or otherwise. The indemnification provided by this Article shall not be deemed exclusive of any other right, with respect to indemnification or otherwise, to which those seeking indemnification may be entitled under any insurance or other agreement or resolution of stockholders or disinterested directors or otherwise. The rights provided to any person by this Article shall be enforceable against the Corporation by such person who shall be presumed to have relied upon it in serving or continuing to serve as a director, officer, employee, or agent as provided above.

          SECTION 6. AMENDMENTS. References in this Article are to the Maryland General Corporation Law and to the Investment Company Act of 1940 as from time to time amended. No amendment of these By-laws shall effect any right of any person under this Article based on any event, omission or proceeding prior to the amendment.

          The Registrant will participate in a Joint directors and officers liability insurance policy issued by the ICI Mutual Insurance Company. Coverage under this policy has been extended to directors, trustees and officers of the investment companies managed by Alliance Capital Management L.P. Under this policy, outside trustees and directors would be covered up to the limits specified for any claim against them for acts committed in their capacities as trustee or director. A pro rata share of the premium for this coverage is charged to each investment company and to the Adviser.

ITEM 26.  Business and Other Connections of Adviser.

          The descriptions of Alliance Capital Management L.P. under the captions "Management of the Fund" in the Prospectus and in the Statement of Additional Information constituting Parts A and B, respectively, of this Registration Statement are incorporated by reference herein.

          The information as to the directors and executive officers of Alliance Capital Management Corporation, the general partner of Alliance Capital Management L.P., set forth in Alliance Capital Management L.P.'s Form ADV filed with the Securities and Exchange Commission on April 21, 1988 (File No. 801-32361) and amended through the date hereof, is incorporated by reference herein.


ITEM 27. Principal Underwriters.

    (a) Alliance Fund Distributors, Inc., the Registrant's Principal Underwriter in connection with the sale of shares of the Registrant. Alliance Fund Distributors, Inc. acts as Principal Underwriter or Distributor for the following investment companies:

         AFD Exchange Reserves
         Alliance All-Asia Investment Fund, Inc.
         Alliance Balanced Shares, Inc.
         Alliance Bond Fund, Inc.
         Alliance Capital Reserves
         Alliance Global Dollar Government Fund, Inc.
         Alliance Global Environment Fund, Inc.
         Alliance Global Small Cap Fund, Inc.
         Alliance Global Strategic Income Trust, Inc.
         Alliance Government Reserves
         Alliance Greater China '97 Fund, Inc.
         Alliance Growth and Income Fund, Inc.
         Alliance Health Care Fund, Inc.
         Alliance High Yield Fund, Inc.
         Alliance Institutional Funds, Inc.

         Alliance Institutional Reserves, Inc.
         Alliance International Fund
         Alliance International Premier Growth Fund, Inc.
         Alliance Limited Maturity Government Fund, Inc.
         Alliance Money Market Fund
         Alliance Mortgage Securities Income Fund, Inc.
         Alliance Multi-Market Strategy Trust, Inc.
         Alliance Municipal Income Fund, Inc.
         Alliance Municipal Income Fund II
         Alliance Municipal Trust
         Alliance New Europe Fund, Inc.
         Alliance North American Government Income Trust, Inc.
         Alliance Premier Growth Fund, Inc.
         Alliance Quasar Fund, Inc.
         Alliance Real Estate Investment Fund, Inc.
         Alliance Select Investor Series, Inc.
         Alliance Technology Fund, Inc.
         Alliance Utility Income Fund, Inc.
         Alliance Variable Products Series Fund, Inc.
         Alliance Worldwide Privatization Fund, Inc.
         The Alliance Fund, Inc.
         The Alliance Portfolios

    (b)  The following are the Directors and Officers of Alliance
         Fund Distributors, Inc., the principal place of business of which is 1345 Avenue of the Americas, New York, New
         York, 10105.

                            POSITIONS AND           POSITIONS AND
                            OFFICES WITH            OFFICES WITH
    NAME                    UNDERWRITER             REGISTRANT

Michael J. Laughlin         Director and Chairman

John D. Carifa              Director                President,
                                                    Director

Robert L. Errico            Director and President

Geoffrey L. Hyde            Director and Senior
                            Vice President

Dave H. Williams            Director

David Conine                Executive Vice President

Richard K. Saccullo         Executive Vice President

Edmund P. Bergan, Jr.       Senior Vice President,  Secretary

                            General Counsel and
                            Secretary

Richard A. Davies           Senior Vice President
                            and Managing Director

Robert H. Joseph, Jr.       Senior Vice President
                            and Chief Financial Officer

Anne S. Drennan             Senior Vice President
                            and Treasurer

Benji A. Baer               Senior Vice President

Karen J. Bullot             Senior Vice President

John R. Carl                Senior Vice President

James S. Comforti           Senior Vice President

James L. Cronin             Senior Vice President

Daniel J. Dart              Senior Vice President

Byron M. Davis              Senior Vice President

Mark J. Dunbar              Senior Vice President

Donald N. Fritts            Senior Vice President

Bradley F. Hanson           Senior Vice President

George H. Keith             Senior Vice President

Richard E. Khaleel          Senior Vice President

Stephen R. Laut             Senior Vice President

Susan L. Matteson-King      Senior Vice President

Daniel D. McGinley          Senior Vice President

Antonios G. Poleondakis     Senior Vice President

Robert E. Powers            Senior Vice President

Kevin A. Rowell             Senior Vice President

Raymond S. Sclafani         Senior Vice President

Gregory K. Shannahan        Senior Vice President

Joseph F. Sumanski          Senior Vice President

Peter J. Szabo              Senior Vice President

William C. White            Senior Vice President

Nicholas K. Willett         Senior Vice President

Richard A. Winge            Senior Vice President

Gerard J. Friscia           Vice President and
                            Controller

Ricardo Arreola             Vice President



Kenneth F. Barkoff          Vice President

Charles M. Barrett          Vice President

Gregory P. Best             Vice President

Casimir F. Bolanowski       Vice President

Robert F. Brendli           Vice President

Christopher L. Butts        Vice President

Timothy W. Call             Vice President

Jonathan W. Cangalosi       Vice President

Kevin T. Cannon             Vice President

William W. Collins, Jr.     Vice President

Leo H. Cook                 Vice President

Russell R. Corby            Vice President

John W. Cronin              Vice President

William J. Crouch           Vice President

Robert J. Cruz              Vice President

Richard W. Dabney           Vice President

John F. Dolan               Vice President

Richard P. Dyson            Vice President

John C. Endahl              Vice President

John E. English             Vice President

Sohaila S. Farsheed         Vice President

Duff C. Ferguson            Vice President

Daniel J. Frank             Vice President

Shawn C. Gage               Vice President

Andrew L. Gangolf           Vice President and      Assistant
                             Assistant General      Secretary
                             Counsel

Alex G. Garcia              Vice President

Michael J. Germain          Vice President

Mark D. Gersten             Vice President          Treasurer and
                                                    Chief
                                                    Financial
                                                    Officer

John Grambone               Vice President

Charles M. Greenberg        Vice President

Alan Halfenger              Vice President

William B. Hanigan          Vice President

Michael S. Hart             Vice President

Timothy A. Hill             Vice President

Brian R. Hoegee             Vice President

George R. Hrabovsky         Vice President

Valerie J. Hugo             Vice President

Michael J. Hutten           Vice President

Scott Hutton                Vice President

Oscar J. Isoba              Vice President

Richard D. Keppler          Vice President

Richard D. Kozlowski        Vice President

Daniel W. Krause            Vice President

Donna M. Lamback            Vice President

P. Dean Lampe               Vice President

Nicholas J. Lapi            Vice President

Henry Michael Lesmeister    Vice President

Eric L. Levinson            Vice President

James M. Liptrot            Vice President

James P. Luisi              Vice President

Jerry W. Lynn               Vice President

Michael F. Mahoney          Vice President

Shawn P. McClain            Vice President

David L. McGuire            Vice President

Jeffrey P. Mellas           Vice President

Michael V. Miller           Vice President

Thomas F. Monnerat          Vice President

Timothy S. Mulloy           Vice President

Joanna D. Murray            Vice President

Michael F. Nash, Jr.        Vice President

Nicole Nolan-Koester        Vice President

Daniel A. Notto             Vice President

Peter J. O'Brien            Vice President

John C. O'Connell           Vice President

John J. O'Connor            Vice President

Christopher W. Olson        Vice President

Richard J. Olszewski        Vice President

Catherine N. Peterson       Vice President

James J. Posch              Vice President

Domenick Pugliese           Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Bruce W. Reitz              Vice President

Karen C. Satterberg         Vice President

John P. Schmidt             Vice President

Robert C. Schultz           Vice President

Richard J. Sidell           Vice President

Clara Sierra                Vice President

Teris A. Sinclair           Vice President

Scott C. Sipple             Vice President

Martine H. Stansbery, Jr.   Vice President

Vincent T. Strangio         Vice President

Andrew D. Strauss           Vice President

Michael J. Tobin            Vice President

Joseph T. Tocyloski         Vice President

Benjamin H. Travers         Vice President

David R. Turnbough          Vice President

Martha D. Volcker           Vice President

Patrick E. Walsh            Vice President

Mark E. Westmoreland        Vice President

David E. Willis             Vice President

Stephen P. Wood             Vice President

Emilie D. Wrapp             Vice President and      Assistant
                            Assistant General       Secretary
                            Counsel

Michael W. Alexander        Assistant Vice
                            President

Richard J. Appaluccio       Assistant Vice
                            President

Paul G. Bishop              Assistant Vice
                            President

Mark S. Burns               Assistant Vice
                            President

John M. Capeci              Assistant Vice
                            President

Maria L. Carreras           Assistant Vice
                            President

John P. Chase               Assistant Vice
                            President

William P. Condon           Assistant Vice
                            President

Jean A. Coomber             Assistant Vice
                            President

Terri J. Daly               Assistant Vice
                            President

Ralph A. DiMeglio           Assistant Vice
                            President

Faith C. Deutsch            Assistant Vice
                            President

Timothy J. Donegan          Assistant Vice
                            President

Adam E. Engelhardt          Assistant Vice
                            President

Michele Grossman            Assistant Vice
                            President

Theresa Iosca               Assistant Vice
                            President

Erik A. Jorgensen           Assistant Vice
                            President

Eric G. Kalender            Assistant Vice
                            President

Edward W. Kelly             Assistant Vice
                            President

Victor Kopelakis            Assistant Vice
                            President


Evamarie C. Lombardo        Assistant Vice
                            President

Kristine J. Luisi           Assistant Vice
                            President

Kathryn Austin Masters      Assistant Vice
                            President

Richard F. Meier            Assistant Vice
                            President

Rizwan A. Raja              Assistant Vice
                            President

Carol H. Rappa              Assistant Vice
                            President

Mark V. Spina               Assistant Vice
                            President

Gayle S. Stamer             Assistant Vice
                            President

Eileen Stauber              Assistant Vice
                            President

Margaret M. Tompkins        Assistant Vice
                            President

Marie R. Vogel              Assistant Vice          Assistant
                            President               Secretary

Wesley S. Williams          Assistant Vice
                            President

Matthew Witschel            Assistant Vice
                            President


David M. Wolf               Assistant Vice
                            President

Mark R. Manley              Assistant Secretary

       (c)   Not applicable.

ITEM 28.  Location of Accounts and Records.

          The majority of the accounts, books and other documents required to be maintained by Section 31(a) of the Investment Company Act of 1940 and the Rules thereunder are maintained as follows: journals, ledgers, securities records and other original records are maintained principally at the offices of Alliance Fund Services, Inc., 500 Plaza Drive, Secaucus, New Jersey 07094 and at the offices of Brown Brothers Harriman & Co., the Registrant's Custodian, 40 Water Street, Boston, Massachusetts 02109. All other records so required to be maintained are maintained at the offices of Alliance Capital Management L.P., 1345 Avenue of the Americas, New York, New York, 10105.

ITEM 29.  Management Services.

          Not applicable.

ITEM 30.  Undertakings.

          The Registrant undertakes to provide assistance to shareholders in communications concerning the removal of any Director of the Fund in accordance with Section
          16 of the Investment Company Act of 1940.

    (c) The Registrant undertakes to furnish each person to whom a Prospectus is delivered with a copy of the Registrant's latest annual report to shareholders upon request and without charge.

                        SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of this Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and has duly caused this Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and the State of New York, on the 28th day of October, 1999.

                   ALLIANCE MULTI-MARKET STRATEGY TRUST, INC.

                        By:  /s/ John D. Carifa
                             ____________________________
                                 John D. Carifa
                              Chairman and President



         Pursuant to the requirements of the Securities Act of 1933, as amended, this Amendment to the Registration Statement has been signed below by the following persons in the capacities and on the date indicated.

Signature                     Title             Date

(1)  Principal
     Executive Officer:

     /s/ John D. Carifa       Chairman and      October 28, 1999
     ____________________     President
         John D. Carifa

(2)  Principal Financial and
     Accounting Officer:

     /s/ Mark D. Gersten      Treasurer and     October 28, 1999
     ____________________     Chief Financial
         Mark D. Gersten      Officer

(3)  All of the Directors:

     Ruth Block
     John D. Carifa
     David H. Dievler
     John H. Dobkin
     William H. Foulk, Jr.
     Dr. James Hester
     Clifford L. Michel
     Donald J. Robinson

By: /s/ Edmund P. Bergan, Jr.                   October 28, 1999
     _______________________
        Edmund P. Bergan, Jr.
         (Attorney-in-Fact)

                        Index to Exhibits


(i)(1)   Opinion of Seward & Kissel LLP
(j)      Consent of Independent Auditors
(n)      Financial Data Schedule
Other    Powers of Attorney














































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